UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz
William Blair Funds
222 West Adams Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2015 Semi Annual Reports transmitted to shareholders.

June 30, 2015
William Blair Funds Semiannual Report

June 30, 2015	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2015

Performance as of June 30, 2015—Class N Shares (Unaudited)

	Year To Date	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	3.03	6.15	16.32	15.85	8.87	3/20/1946	****
Morningstar Large Growth	4.02	9.39	17.48	16.96	8.26		Among 1,533
Russell 3000® Growth Index	4.33	10.69	18.15	18.64	9.17		Large Growth Funds
S&P 500® Index	1.23	7.42	17.31	17.34	7.89

Large Cap Growth Fund
Class N	5.74	12.96	19.28	18.33	7.88	12/27/1999	****
Morningstar Large Growth	4.02	9.39	17.48	16.96	8.26		Among 1,533
Russell 1000® Growth Index	3.96	10.56	17.99	18.59	9.10		Large Growth Funds

Large Cap Value Fund
Class N	(0.97)	1.10	15.26	—	14.89	10/24/2011	***
Morningstar Large Value	0.06	3.15	15.80	—	—		Among 1,185
Russell 1000® Value Index	(0.61)	4.13	17.34	—	17.03		Large Value Funds

Mid Cap Growth Fund
Class N	4.65	10.14	14.51	15.77	8.51	2/1/2006	***
Morningstar Mid-Cap Growth	5.88	8.92	17.53	16.81	—		Among 657
Russell Midcap® Growth Index	4.18	9.45	19.24	18.69	8.50		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	2.33	6.42	17.38	16.06	12.38	5/3/2010	***
Morningstar Mid-Cap Value	1.63	2.94	17.84	16.08	—		Among 429
Russell Midcap® Value Index	0.41	3.67	19.13	17.73	13.54		Mid-Cap Value Funds

Small-Mid Cap Growth Fund
Class N	8.92	15.54	21.28	18.80	10.91	12/29/2003	****
Morningstar Mid-Cap Growth	5.88	8.92	17.53	16.81	8.89		Among 657
Russell 2500TM Growth Index	8.09	11.30	20.35	19.55	10.32		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	1.91	2.94	15.88	—	16.16	12/15/2011	**
Morningstar Small Blend	3.50	3.42	16.72	—	—		Among 636
Russell 2500® Value Index	1.71	0.99	16.99	—	18.13		Small Blend Funds

Small Cap Growth Fund
Class N	3.28	4.77	20.55	14.86	7.42	12/27/1999	**
Morningstar Small Growth	7.71	9.60	17.99	17.65	9.00		Among 667
Russell 2000® Growth Index	8.74	12.34	20.11	19.33	9.86		Small Growth Funds

Small Cap Value Fund
Class N	0.73	2.24	15.96	14.83	8.57	12/23/1996	***
Morningstar Small Blend	3.50	3.42	16.72	15.94	7.91		Among 636
Russell 2000® Value Index	0.76	0.78	15.50	14.81	6.87		Small Blend Funds

Global Leaders Fund
Class N	4.81	4.02	12.36	13.72	3.02	10/15/2007	****
Morningstar World Stock	3.44	0.60	13.46	12.29	—		Among 988
MSCI ACW IMI (net)	3.13	0.81	13.34	12.17	2.60		World Stock Funds

June 30, 2015	William Blair Funds	3

Performance as of June 30, 2015—Class N Shares (Unaudited)—continued

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Global Small Cap Growth Fund
Class N	9.59	8.72	—	—	17.61	4/10/2013	Not rated.
Morningstar World Stock	3.44	0.60	—	—	—
MSCI ACW Small Cap Index (net)	6.18	1.48	—	—	11.42

International Leaders Fund
Class N	7.67	2.14	—	—	10.89	8/16/2012	Not rated.
Morningstar Foreign Large Growth	6.61	(0.61)	—	—	—
MSCI ACW Ex-U.S. IMI (net)	4.59	(4.97)	—	—	8.56

International Equity Fund
Class N	6.32	(1.51)	11.45	9.03	4.42	5/24/2004	***
Morningstar Foreign Large Growth	6.61	(0.61)	11.34	9.85	5.97		Among 296
MSCI World Ex-U.S. Index (net)	4.34	(5.28)	11.15	8.97	5.16		Foreign Large Growth Funds

International Growth Fund
Class N	6.02	(0.31)	11.82	10.04	6.21	10/1/1992	***
Morningstar Foreign Large Growth	6.61	(0.61)	11.34	9.85	5.97		Among 296
MSCI ACW Ex-U.S. IMI (net)	4.59	(4.97)	9.80	8.00	5.79		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	6.93	(3.35)	11.89	10.98	6.81	11/1/2005	***
Morningstar Foreign Small/Mid Growth	9.13	(1.03)	14.18	12.75	—		Among 131
MSCI ACW Small Cap Ex-U.S. Index (net)	8.32	(3.07)	12.32	9.72	6.80		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	0.99	(2.80)	4.87	4.59	3.16	5/3/2010	****
Morningstar Diversified Emerging Markets	1.79	(6.70)	3.79	3.45	—		Among 549 Diversified Emerging Markets Funds
MSCI Emerging Markets Index (net)	2.95	(5.12)	3.71	3.68	1.81

Emerging Markets Growth Fund
Class N	2.40	(1.47)	6.44	6.61	8.76	6/6/2005	****
Morningstar Diversified Emerging Markets	1.79	(6.70)	3.79	3.45	7.30		Among 549 Diversified Emerging Markets Funds
MSCI Emerging Markets IMI (net)	3.64	(4.41)	4.24	3.87	8.33

Emerging Markets Small Cap Growth Fund
Class N	5.57	8.70	18.20	—	17.92	10/24/2011	*****
Morningstar Diversified Emerging Markets	1.79	(6.70)	3.79	—	—		Among 549 Diversified Emerging Markets Funds
MSCI Emerging Markets Small Cap Index (net)	8.25	0.34	7.98	—	6.59

Bond Fund
Class N	0.37	1.06	2.74	4.40	5.30	5/1/2007	****
Morningstar Intermediate-Term Bond	0.01	1.04	2.28	3.70	—		Among 935
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	1.83	3.35	4.67		Intermediate-Term Bond Funds

4	Semiannual Report	June 30, 2015

Performance as of June 30, 2015—Class N Shares (Unaudited)—continued

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Income Fund
Class N	0.64	1.09	1.67	3.04	3.19	10/1/1990	***
Morningstar Short-Term Bond	0.75	0.47	1.27	1.87	2.91		Among 468
Barclays Intermediate							Short-Term Bond Funds
Government/Credit Bond Index	0.82	1.68	1.60	2.79	4.02

Low Duration Fund
Class N	0.07	0.48	0.61	1.11	1.14	12/1/2009	***
Morningstar Ultra Short Bond	0.31	0.27	0.69	0.98	—		Among 114
Bank of America Merrill Lynch							Ultrashort Bond Funds
1-Year U.S. Treasury Note Index	0.21	0.25	0.28	0.35	0.38

Macro Allocation Fund
Class N	4.04	4.60	9.57	—	10.15	11/29/2011	*****
Morningstar Multialternative	0.48	0.39	4.02	—	—		Among 216
Bank of America Merrill Lynch							Multialternative Funds
3-Month U.S. Treasury Bill Index	0.01	0.02	0.06	—	0.06
Long-Term Comparative Index	0.82	1.09	4.63	—	5.07

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 6/30/2015 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/**** and Large Cap Growth Fund ****/****/***, out of 1,533/1,317/918 large growth funds; Large Cap Value Fund ***/NA/NA, out of 1,185/NA/NA large value funds; Mid Cap Growth Fund **/***/NA and Small-Mid Cap Growth Fund *****/****/**** out of 657/585/451 mid-cap growth funds; Mid Cap Value Fund ***/***/NA, out of 429/370/NA mid-cap value funds; Small Cap Growth Fund ****/**/**, out of 667/588/413 small growth funds; Small-Mid Cap Value Fund **/NA /NA and Small Cap Value Fund **/**/**** out of 636/575/377 small blend funds; Global Leaders Fund ***/****/NA out of 988/744/NA world stock funds; International Equity Fund ***/***/** and International Growth Fund ***/***/*** out of 296/273/174 foreign large growth funds; International Small Cap Growth Fund ***/***/NA out of 131/113/NA foreign small/mid growth funds; Emerging Markets Leaders Fund ****/****/NA, Emerging Markets Growth Fund ****/*****/***, and Emerging Markets Small Cap Growth *****/NA/NA out of 549/351/167 diversified emerging markets funds; Bond Fund ****/****/NA out of 935/811/NA intermediate-term bond funds; Income Fund ****/****/*** out of 468/393/276 short-term bond funds; Low Duration Fund ***/***/NA out of 114/75/NA ultrashort bond funds; and Macro Allocation Fund *****/NA/NA out of 216/NA/NA multialternative funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2015	William Blair Funds	5

U.S. Growth Market Review and Outlook

The equity market advanced in the first six months of 2015 given the backdrop of accommodative monetary policy in the U.S. and across global central banks. Notwithstanding the situation in Greece, an improving economy in Europe stood in contrast to China and other emerging market economies that continued to slow. The U.S. economy regained solid footing after a disappointing first quarter of 2015 thanks to a healthy consumer, solid housing market activity and diminishing labor market slack. While the strength of the U.S. dollar and weak commodity prices have contributed to a benign inflation environment, labor market health and signs of wage growth acceleration are viewed as likely support for the Federal Reserve (the “Fed”) to proceed with interest rate increases later this year. In addition to solid U.S. economic data, the equity market was supported by strong mergers and acquisitions (“M&A”) activity driven by healthy corporate balance sheets, the continued availability of cheap debt financing and a generally favorable market response to deal announcements. The Health Care sector was exceptionally active in the past year, though M&A activity was widespread across sectors.

While the U.S. economy appears to be on course for continued slow and steady growth, that trajectory could be disrupted by economic weakness and potentially adverse policy decisions abroad, most notably in the Eurozone and China. However, global stimulus programs launched in response to such economic weakness will likely eventually provide a tailwind for the U.S. economy as well. Fed policy implementation remains another notable risk as the Fed is expected to transition to a cycle of rising interest rates from an extended period of quantitative easing. While interest rates will likely remain low, relative to historical rates, for some time, market reactions to the pace and magnitude of interest rate hikes will likely contribute to volatile markets. Furthermore, with broadly elevated valuation levels in the U.S. stock market, the ability of corporations to deliver earnings growth will be a critical driver of stock performance going forward. We are optimistic about our Funds given these market dynamics as our investment style leads us to durable business models that can produce sustainable, above-average earnings growth over the long run.

6	Semiannual Report	June 30, 2015

U.S. Value Market Review and Outlook

Most domestic equity markets advanced in the first six months of 2015 given the backdrop of accommodative monetary policy in the U.S. and across global central banks. Broadly speaking, an improving European economy stood in contrast to China and other emerging market economies that continued to slow. Subsequent to the early economic disappointments, the U.S. economy regained solid footing due in part to a healthy consumer, solid housing market activity and diminishing slack in the labor market. While the strength of the U.S. dollar and weak commodity prices have contributed to a benign inflation environment, labor market health and early signs of wage growth acceleration are viewed as likely support for the Federal Reserve (the “Fed”) to proceed with interest rate increases later this year. The market pull-back in late June was caused by fears of a Greek exit from the European Union, the debt crisis in Puerto Rico, and the correction in the Chinese stock market.

While the U.S. economy appears to be making progress toward continued sustainable, slow and steady growth, that trajectory could be disrupted by economic weakness abroad. However, global monetary and fiscal stimulus programs launched in response to such economic weakness should eventually provide a tailwind for the U.S. economy as well. Fed policy implementation is a notable risk domestically as the Fed moves closer to raising interest rates, moving from an ultra-expansionary monetary policy to an extremely accommodative policy. While interest rates are expected to remain near historic lows, markets will likely react to the pace and magnitude of future interest rate hikes, with the potential for increased market volatility. Given the number of recent global concerns (Greece, Puerto Rico, and sell-off in China), it remains to be seen if the Fed will raise interest rates or prefer to further delay any decision in order to better ascertain what the end results and implications will be from these issues.

We remain constructive on the domestic equity markets and believe that U.S. corporate earnings will continue to be supported by a gradually improving domestic economy and increased consumer spending from lower energy prices. However, we are cognizant of the fact that the probability of experiencing a more normalized market environment, or even market consolidation, is higher given a prolonged period of historically low volatility, potential Fed tightening, and high absolute valuations. Our higher quality bias and overweight to larger market cap companies should provide a tailwind for the strategy as these style factors tend to benefit from increased volatility in normal or down market environments. While absolute valuations for equities continue to be elevated, they are more moderate after taking into consideration strong corporate balance sheets and free cash flow. In addition, relative valuations continue to look compelling when compared to other asset classes. As always, while we factor various economic and market scenarios into our stock picking, we focus our time on constructing portfolios from a bottom-up perspective and continue to find good ideas across sectors.

June 30, 2015	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 3.03% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 4.33%.

The Fund’s relative underperformance was driven by stock selection. Top detractors from performance included Precision Castparts (Industrials), Keurig Green Mountain (Consumer Staples), Lumber Liquidators Holdings (Consumer Discretionary), and Spectranetics Corporation (Health Care). Precision Castparts underperformed due to destocking by a major customer and a drop in orders following the collapse of oil prices. Another notable detractor from relative return was Apple (Information Technology), the largest stock in the Index and a strong performer that the Fund did not own. Apple continued to benefit from the strong iPhone 6 product cycle; however, we remain concerned about the sustainability of top-line growth over the long term, believing that the smartphone market has largely matured. Conversely, top contributors over the period included Amazon.com (Consumer Discretionary), Gilead Sciences (Health Care), Equifax (Industrials), BioMarin Pharmaceutical (Health Care), and Dollar General (Consumer Discretionary). Amazon.com benefited from strong growth in its Prime membership model and operating margin improvement in its core North American e-commerce business in addition to strong results from its Amazon Web Services segment, which the company disclosed for the first time. Shares of Gilead Sciences advanced due to strong business results in both its Hepatitis C and HIV franchises as well as an alleviation of fears that pricing pressure would materialize in its Hepatitis C franchise. From a style perspective, our higher growth bias relative to the benchmark provided a modest benefit to performance.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

8	Semiannual Report	June 30, 2015

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.03%	6.15%	16.32%	15.85%	8.87%
Class I	3.19	6.47	16.70	16.23	9.21
Russell 3000® Growth Index	4.33	10.69	18.15	18.64	9.17
S&P 500® Index	1.23	7.42	17.31	17.34	7.89

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	9

Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—30.5%
*	Adobe Systems, Inc.	153,100	$12,403
*	Akamai Technologies, Inc.	292,400	20,415
	ARM Holdings plc—ADR	191,700	9,445
*	CoStar Group, Inc.	41,457	8,344
*	Facebook, Inc. Class “A”	225,300	19,323
*	Google, Inc. Class “A”	45,880	24,777
*	Google, Inc. Class “C”	47,438	24,692
*	Guidewire Software, Inc.	160,100	8,474
	Mastercard, Inc. Class “A”	517,600	48,385
*	NeuStar, Inc.	325,478	9,507
*	Pandora Media, Inc.	560,383	8,708
*	Red Hat, Inc.	335,006	25,437
*	ServiceNow, Inc.	74,400	5,529
	Solera Holdings, Inc.	212,800	9,482
*	Vantiv, Inc.	545,000	20,814
*	Verint Systems, Inc.	164,679	10,003
			265,738
	Consumer Discretionary—20.1%
*	Amazon.com, Inc.	76,800	33,338
	BorgWarner, Inc.	317,400	18,041
	Dollar General Corporation	362,400	28,173
	Lowe’s Cos., Inc.	445,900	29,862
*	Markit, Ltd.†	461,363	11,797
*	Sally Beauty Holdings, Inc.	496,300	15,673
*	The Priceline Group, Inc.	11,400	13,126
	VF Corporation	243,700	16,996
	Williams-Sonoma, Inc.	106,700	8,778
			175,784
	Industrials—17.0%
	AMETEK, Inc.	351,800	19,272
	Equifax, Inc.	233,812	22,701
	Rockwell Collins, Inc.	145,400	13,428
*	RPX Corporation	336,400	5,685
*	Stericycle, Inc.	134,900	18,064
	Towers Watson & Co.	84,300	10,605
*	TransDigm Group, Inc.	91,980	20,665
	Union Pacific Corporation	274,500	26,179
*	Verisk Analytics, Inc.	157,338	11,448
			148,047
	Health Care—15.7%
*	Align Technology, Inc.	157,300	9,864
	Analogic Corporation	19,518	1,540
*	BioMarin Pharmaceutical, Inc.	61,100	8,357
	Bristol-Myers Squibb Co.	415,700	27,661
*	Cerner Corporation	279,500	19,302
*	Exact Sciences Corporation	200,700	5,969
	Gilead Sciences, Inc.	285,170	33,388
*	HMS Holdings Corporation	398,569	6,843
*	Medivation, Inc.	57,472	6,563
	Shire plc—ADR	52,000	12,558
*	Spectranetics Corporation	200,100	4,604
			136,649
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Financials—6.6%
*	Encore Capital Group, Inc.	273,421	$11,686
	Intercontinental Exchange, Inc.	64,900	14,512
	LPL Financial Holdings, Inc.	255,991	11,901
	Moody’s Corporation	181,200	19,564
			57,663
	Consumer Staples—6.6%
	Colgate-Palmolive Co.	304,100	19,891
	Costco Wholesale Corporation	112,400	15,181
	Keurig Green Mountain, Inc.	83,600	6,406
	Mead Johnson Nutrition Co.	175,600	15,843
			57,321
	Energy—2.9%
	Schlumberger, Ltd.†	195,200	16,824
	Suncor Energy, Inc.†	313,900	8,639
			25,463
	Total Common Stocks—99.4% (cost $703,852)		866,665

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $13,316, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$13,316	13,316
	Total Repurchase Agreement—1.5% (cost $13,316)		13,316
	Total Investments—100.9% (cost $717,168)		879,981
	Liabilities, plus cash and other assets—(0.9)%		(7,478)
	Net assets—100.0%		$872,503

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2015

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 5.74% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 3.96%.

The Fund’s outperformance relative to the Index was driven by stock selection and a tailwind for our investment style. As a result of strong stock selection in Consumer Discretionary, a number of the Fund’s top contributors came from this sector, including Amazon.com, Starbucks, O’Reilly Automotive, and Dollar General Corporation. Amazon.com benefited from strong growth in its Prime membership model and operating margin improvement in its core North American e-commerce business in addition to strong results from its Amazon Web Services segment. Elsewhere in the Fund, Equifax (Industrials) was a standout performer due to accelerating business momentum driven by excellent execution, along with continued low interest rates. From a style perspective, our higher growth bias relative to the benchmark was rewarded. On the downside, our largest detractors were Keurig Green Mountain (Consumer Staples) and Union Pacific Corporation (Industrials). Keurig Green Mountain declined due to poor execution on the Keurig 2.0 brewer launch during the holiday season in addition to the disappointing market reaction to its forthcoming Kold platform. Shares of Union Pacific Corporation declined due to lower coal and crude-by-rail volumes, driven by mild winter weather and lower energy prices, respectively. Other notable underperformers included Precision Castparts (Industrials), IDEXX Laboratories (Health Care), and Mead Johnson Nutrition (Consumer Stapes).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

June 30, 2015	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	5.74%	12.96%	19.28%	18.33%	7.88%
Class I	5.90	13.30	19.58	18.66	8.15
Russell 1000® Growth Index	3.96	10.56	17.99	18.59	9.10

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2015

Large Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—29.1%
*	Adobe Systems, Inc.	18,940	$1,534
*	Akamai Technologies, Inc.	19,550	1,365
	Apple, Inc.	41,095	5,155
*	Facebook, Inc. Class “A”	19,310	1,656
*	Google, Inc. Class “A”	3,640	1,966
*	Google, Inc. Class “C”	2,466	1,284
	Mastercard, Inc. Class “A”	25,410	2,375
*	Red Hat, Inc.	26,660	2,024
	Texas Instruments, Inc.	35,390	1,823
			19,182
	Consumer Discretionary—22.5%
*	Amazon.com, Inc.	4,240	1,841
	BorgWarner, Inc.	21,460	1,220
	Dollar General Corporation	37,180	2,890
*	O’Reilly Automotive, Inc.	7,520	1,699
	Starbucks Corporation	25,710	1,379
*	Tesla Motors, Inc.	3,000	805
	The Home Depot, Inc.	26,090	2,899
*	The Priceline Group, Inc.	959	1,104
	VF Corporation	14,270	995
			14,832
	Industrials—13.2%
	Equifax, Inc.	23,190	2,252
	Precision Castparts Corporation	5,650	1,129
*	Stericycle, Inc.	12,010	1,608
*	TransDigm Group, Inc.	6,460	1,452
	Union Pacific Corporation	23,910	2,280
			8,721
	Health Care—12.8%
	Bristol-Myers Squibb Co.	30,850	2,053
*	Cerner Corporation	25,470	1,759
	Gilead Sciences, Inc.	15,420	1,805
*	IDEXX Laboratories, Inc.	23,160	1,485
	Zoetis, Inc.	27,800	1,341
			8,443
	Financials—8.7%
*	Affiliated Managers Group, Inc.	11,180	2,444
	Citigroup, Inc.	32,640	1,803
	Moody’s Corporation	13,510	1,458
			5,705
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Consumer Staples—6.6%
	Keurig Green Mountain, Inc.	12,820	$982
	Mead Johnson Nutrition Co.	10,100	911
*	Monster Beverage Corporation	7,860	1,053
	The Estee Lauder Cos., Inc.	16,080	1,394
			4,340
	Energy—2.2%
	Schlumberger, Ltd.†	16,830	1,451
	Telecommunication Services—1.9%
*	SBA Communications Corporation	10,760	1,237
	Total Common Stocks—97.0% (cost $49,689)		63,911

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $840, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$840	840
	Total Repurchase Agreement—1.3% (cost $840)		840
	Total Investments—98.3% (cost $50,529)		64,751
	Cash and other assets, less liabilities—1.7%		1,091
	Net assets—100.0%		$65,842

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	13

Large Cap Value Fund

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David F. Hone

The William Blair Large Cap Value Fund (Class N shares) posted a 0.97% decrease, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), decreased 0.61%.

The Fund’s slight underperformance in the first half of 2015 was a result of positive stock selection that was more than offset by a negative allocation effect, primarily due to an overweight to Technology. Industrials, driven by stock selection within Machinery and Road & Rail, was the largest detractor from relative performance. Weakness in commodities, most notably Aluminum, weighed on relative performance within Materials. From a stock selection perspective, Hewlett-Packard (Technology) was one of the largest detractors from relative performance due to foreign currency guidance and free cash flow projections that were lower than investors’ expectations.

Other notable detractors from relative performance were Alcoa (Materials) and Kansas City Southern (Industrials). Offsetting these detractors were our investments in T-Mobile US (Telecommunications) and UnitedHealth Group (Health Care). REITs, Commercial Banks, and a lack of exposure to Diversified Financial Services all contributed positively to relative performance and helped drive outperformance within Financials. Performance within Utilities, the worst performing sector of the market and the second largest contributor to relative performance, was a result of not owning the worst performing stocks within Electric Utilities. From a stock selection perspective, Boston Scientific was the largest contributor to relative performance and outperformed due to a favorable litigation outcome and FDA approval for a new product.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

14	Semiannual Report	June 30, 2015

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year			Since
	to Date	1 Year	3 Year	Inception(a)
Class N	(0.97)%	1.10%	15.26%	14.89%
Class I	(0.89)	1.39	15.52	15.15
Russell 1000® Value Index	(0.61)	4.13	17.34	17.03

(a)	For the period from October 24, 2011 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	15

Large Cap Value Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks
	Financials—32.9%
	American International Group, Inc.	1,504	$93
	American Tower Corporation	627	58
	Bank of America Corporation	9,040	154
*	CBRE Group, Inc.	1,458	54
	Citigroup, Inc.	2,597	143
	Citizens Financial Group, Inc.	2,235	61
	CNA Financial Corporation	1,064	41
	Discover Financial Services	724	42
	JPMorgan Chase & Co.	2,194	149
	Lazard, Ltd. Class “A”†	732	41
	Lincoln National Corporation	1,294	77
	Morgan Stanley	2,104	81
	Regions Financial Corporation	8,700	90
	State Street Corporation	560	43
	SunTrust Banks, Inc.	2,054	88
*	Synchrony Financial	1,419	47
	Zions Bancorporation	2,104	67
			1,329
	Health Care—12.8%
	Baxter International, Inc.	613	43
*	Boston Scientific Corporation	3,856	68
	Cardinal Health, Inc.	627	52
*	Express Scripts Holding Co.	738	66
	Merck & Co., Inc.	2,021	115
	PerkinElmer, Inc.	1,195	63
	UnitedHealth Group, Inc.	373	46
	Zimmer Holdings, Inc.	583	64
			517
	Information Technology—12.5%
	Broadcom Corporation	1,167	60
	Cisco Systems, Inc.	4,202	115
*	Citrix Systems, Inc.	827	58
	Corning, Inc.	2,519	50
	Hewlett-Packard Co.	1,452	44
	Microsoft Corporation	2,377	105
*	Teradata Corporation	663	24
*	VeriFone Systems, Inc.	1,412	48
			504
	Energy—12.3%
	Anadarko Petroleum Corporation	1,117	87
	Baker Hughes, Inc.	1,401	87
	Chevron Corporation	1,010	97
	Devon Energy Corporation	1,196	71
	Diamond Offshore Drilling, Inc.	674	17
	Exxon Mobil Corporation	1,259	105
	Hess Corporation	505	34
			498

Issuer		Shares	Value

	Common Stocks—(continued)
	Industrials—9.0%
	Kansas City Southern	380	$35
	SPX Corporation	383	28
	Textron, Inc.	2,064	92
	The Boeing Co.	334	46
	The Manitowoc Co., Inc.	1,806	35
	Union Pacific Corporation	334	32
	United Technologies Corporation	866	96
			364
	Consumer Staples—7.4%
	General Mills, Inc.	1,068	60
	Molson Coors Brewing Co.	595	42
	Philip Morris International, Inc.	1,083	87
	The Procter & Gamble Co.	375	29
	Walgreens Boots Alliance, Inc.	988	83
			301
	Consumer Discretionary—6.2%
	Big Lots, Inc.	777	35
	Brunswick Corporation	1,114	57
*	Burlington Stores, Inc.	671	34
	Delphi Automotive plc†	737	63
	Kohl’s Corporation	511	32
*	MGM Resorts International	1,623	29
			250
	Materials—3.2%
	Alcoa, Inc.	3,057	34
*	Owens-Illinois, Inc.	1,839	42
	Valspar Corporation	640	53
			129
	Utilities—3.1%
	NextEra Energy, Inc.	810	79
	WEC Energy Group, Inc.	1,061	48
			127
	Telecommunication Services—2.9%
*	Sprint Corporation	7,205	33
*	T-Mobile US, Inc.	1,499	58
	Verizon Communications, Inc.	596	28
			119
	Total Common Stocks—102.3% (cost $3,466)		4,138
	Total Investments—102.3% (cost $3,466)		4,138
	Liabilities, plus cash and other assets—(2.3)%		(93)
	Net assets—100.0%		$4,045

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2015

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 4.65% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 4.18%.

The Fund’s outperformance relative to the Index was driven by stock selection as well as a modest tailwind for our investment style. Top individual stock contributors included BioMarin Pharmaceutical (Health Care), Signature Bank (Financials), O’Reilly Automotive (Consumer Discretionary) and Sirona Dental Systems (Health Care). BioMarin, our largest contributor to performance over the period, develops and commercializes innovative pharmaceuticals for “orphan” diseases and has a diversified product portfolio. Strong results from its commercialized drugs and optimism about its rich product pipeline drove stock performance. Within Industrials, our typical bias towards business services, including the Fund’s position in Equifax, and not owning airlines contributed positively to relative performance. Equifax performed well on accelerating business momentum driven by excellent execution and steady improvements in the U.S. consumer, along with continued low interest rates. From a style perspective, the Fund’s overweight to companies that do not pay dividends, an exposure driven by our higher growth bias, provided a modest tailwind to performance as the increase in longer-term interest rates during the quarter reduced the attractiveness of dividend paying stocks for yield-seeking investors. Conversely, the Fund’s top detractors for the period were Michael Kors Holdings (Consumer Discretionary), due to slowing of the handbag market and significant weakness in tourist spending associated with the strong U.S. dollar, and Keurig Green Mountain (Consumer Staples) due to poor execution on the Keurig 2.0 brewer launch during the holiday season in addition to the disappointing investor reaction to its forthcoming Kold platform. Other notable underperformers included Old Dominion Freight Line (Industrials), HMS Holdings (Health Care), and Gartner (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

June 30, 2015	William Blair Funds	17

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	4.65%	10.14%	14.51%	15.77%	8.51%
Class I	4.71	10.40	14.79	16.06	8.80
Russell Midcap® Growth Index	4.18	9.45	19.24	18.69	8.50

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Semiannual Report	June 30, 2015

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Consumer Discretionary—23.3%
	BorgWarner, Inc.	126,643	$7,199
	Brunswick Corporation	84,900	4,318
	Dollar General Corporation	142,565	11,083
	Marriott International, Inc.	76,799	5,713
*	Michael Kors Holdings, Ltd.†	91,360	3,846
*	O’Reilly Automotive, Inc.	29,880	6,752
	Polaris Industries, Inc.	57,230	8,476
	Ross Stores, Inc.	122,100	5,935
*	Sally Beauty Holdings, Inc.	91,301	2,883
	Six Flags Entertainment Corporation	62,880	2,820
	Williams-Sonoma, Inc.	107,727	8,863
			67,888
	Health Care—19.1%
*	Align Technology, Inc.	68,280	4,282
	Bio-Techne Corporation	29,519	2,907
*	BioMarin Pharmaceutical, Inc.	46,842	6,407
*	Cerner Corporation	102,900	7,106
*	HMS Holdings Corporation	212,141	3,643
*	IDEXX Laboratories, Inc.	56,140	3,601
*	Mallinckrodt plc†	34,370	4,046
*	Medivation, Inc.	34,660	3,958
*	Mednax, Inc.	106,760	7,912
*	Mettler-Toledo International, Inc.	10,520	3,592
*	Sirona Dental Systems, Inc.	79,510	7,984
			55,438
	Industrials—18.3%
	AMETEK, Inc.	144,460	7,914
	Equifax, Inc.	67,600	6,563
*	Old Dominion Freight Line, Inc.	110,386	7,573
	Rockwell Collins, Inc.	69,270	6,397
*	Stericycle, Inc.	48,540	6,500
*	The Middleby Corporation	36,170	4,059
	Towers Watson & Co.	29,490	3,710
*	TransDigm Group, Inc.	15,500	3,483
*	Verisk Analytics, Inc.	95,180	6,925
			53,124
	Information Technology—17.5%
*	Akamai Technologies, Inc.	98,068	6,847
*	ANSYS, Inc.	49,800	4,544
	ARM Holdings plc—ADR	60,300	2,971
*	CoStar Group, Inc.	24,477	4,926
*	Genpact, Ltd.†	228,052	4,864
*	Guidewire Software, Inc.	101,320	5,363
*	NeuStar, Inc.	101,190	2,956
*	Pandora Media, Inc.	203,304	3,159
*	Red Hat, Inc.	89,530	6,798
*	Vantiv, Inc.	220,206	8,410
			50,838
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Financials—9.9%
*	Affiliated Managers Group, Inc.	47,755	$10,439
	LPL Financial Holdings, Inc.	72,691	3,380
	Moody’s Corporation	41,600	4,491
*	PRA Group, Inc.	56,573	3,525
*	Signature Bank	46,820	6,854
			28,689
	Consumer Staples—4.0%
	Keurig Green Mountain, Inc.	49,600	3,801
	Mead Johnson Nutrition Co.	52,100	4,700
*	Monster Beverage Corporation	22,610	3,030
			11,531
	Telecommunication Services—2.4%
*	SBA Communications Corporation	62,050	7,134

	Energy—2.4%
*	Concho Resources, Inc.	33,320	3,793
	Range Resources Corporation	63,990	3,160
			6,953

	Total Common Stocks—96.9% (cost $242,428)		281,595

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $9,352, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$9,352	9,352
	Total Repurchase Agreement—3.2% (cost $9,352)		9,352
	Total Investments—100.1% (cost $251,780)		290,947
	Liabilities, plus cash and other assets—(0.1)%		(249)
	Net assets—100.0%		$290,698

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	19

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 2.33% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 0.41%.

The Fund’s outperformance in the first half of the year was driven by strong stock selection across almost every sector. Broadly speaking, an underweight to slower growth companies and our higher-quality bias provided tailwinds for the Fund during the period. Technology was the most significant contributor to relative performance as stock selection within Communication Equipment and a lack of exposure to Computers and Peripherals, the worst performing industry of the sector, contributed to relative performance. From a stock selection perspective, one of the largest contributors to performance was Omnicare (Health Care). The stock outperformed after the company agreed to be acquired by CVS Health at a significant premium. Additional contributors to the Fund’s relative performance were the Fund’s investments in Cigna (Health Care) and CommScope Holding (Technology.) Materials was the only sector detractor during the period largely due to stock selection within Chemicals. The most significant detractor from performance was Carpenter Technology (Materials). Carpenter Technology is engaged in the manufacturing, fabrication and distribution of specialty metals primarily sold into the aerospace, energy, industrial, medical, and automotive markets. The stock underperformed as oil and gas drilling and completion activity slowed and some projects were deferred or cancelled, resulting in earnings coming in below expectations. Other notable detractors from relative performance include Pinnacle West Capital (Utilities) and WEC Energy Group (Utilities).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

20	Semiannual Report	June 30, 2015

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	2.33%	6.42%	17.38%	16.06%	12.38%
Class I	2.56	6.72	17.69	16.33	12.66
Russell Midcap® Value Index	0.41	3.67	19.13	17.73	13.54

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	21

Mid Cap Value Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—31.6%
	Allied World Assurance Co. Holdings, Ltd.†	930	$40
	American Campus Communities, Inc.	965	36
	Ameriprise Financial, Inc.	262	33
*	Arch Capital Group, Ltd.†	525	35
	Assured Guaranty, Ltd.†	1,050	25
	AvalonBay Communities, Inc.	250	40
	DDR Corporation	1,605	25
	Douglas Emmett, Inc.	1,410	38
*	E*TRADE Financial Corporation	1,055	32
	East West Bancorp, Inc.	1,095	49
	Essex Property Trust, Inc.	117	25
	FNF Group	915	34
*	Forest City Enterprises, Inc.	1,580	35
	General Growth Properties, Inc.	1,350	35
	Hanover Insurance Group, Inc.	500	37
	Hartford Financial Services Group, Inc.	1,010	42
	Host Hotels & Resorts, Inc.	1,785	35
	Jones Lang LaSalle, Inc.	302	52
	Northern Trust Corporation	695	53
	Principal Financial Group, Inc.	785	40
	Prologis, Inc.	735	27
	Regions Financial Corporation	4,345	45
*	Signature Bank	186	27
	SL Green Realty Corporation	461	51
	SunTrust Banks, Inc.	1,410	61
	Taubman Centers, Inc.	355	25
	Ventas, Inc.	585	36
			1,013
	Utilities—10.1%
	Alliant Energy Corporation	620	36
	American Water Works Co., Inc.	860	42
	CMS Energy Corporation	1,340	43
	DTE Energy Co.	570	42
	Eversource Energy	870	39
	Pinnacle West Capital Corporation	645	37
	WEC Energy Group, Inc.	880	40
	Xcel Energy, Inc.	1,420	46
			325
	Information Technology—10.1%
*	Akamai Technologies, Inc.	580	41
	Atmel Corporation	3,375	33
	Belden, Inc.	510	41
*	Cadence Design Systems, Inc.	2,620	52
*	CommScope Holding Co., Inc.	1,315	40
*	Genpact, Ltd.†	1,700	36
	Juniper Networks, Inc.	1,545	40
	TE Connectivity, Ltd.†	615	40
			323
	Energy—9.5%
*	Cameron International Corporation	615	32
	Cimarex Energy Co.	290	32
*	Gulfport Energy Corporation	800	32
	Marathon Oil Corporation	1,195	32
*	Memorial Resource Development Corporation	1,300	25
	Noble Energy, Inc.	910	39
	Patterson-UTI Energy, Inc.	1,735	33
	Pioneer Natural Resources Co.	234	32
	Rowan Cos. plc†	920	19
*	Whiting Petroleum Corporation	830	28
			304
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Discretionary—9.4%
	Autoliv, Inc.	272	$32
	Brunswick Corporation	480	24
	Darden Restaurants, Inc.	535	38
	Kohl’s Corporation	615	38
	Lennar Corporation	695	35
	Macy’s, Inc.	610	41
	Newell Rubbermaid, Inc.	820	34
*	The Michaels Cos., Inc.	915	25
	VF Corporation	483	34
			301
	Health Care—8.2%
	CIGNA Corporation	199	32
*	Hologic, Inc.	1,000	38
*	Mednax, Inc.	680	50
*	Mettler-Toledo International, Inc.	153	52
	Omnicare, Inc.	345	33
	Zimmer Holdings, Inc.	530	58
			263
	Industrials—7.5%
	Carlisle Companies, Inc.	440	44
	Donaldson Co., Inc.	1,089	39
	Hubbell, Inc.	380	41
	Textron, Inc.	1,035	46
	The Toro Co.	525	36
	Wabtec Corporation	387	36
			242
	Materials—5.5%
	Airgas, Inc.	315	33
	Carpenter Technology Corporation	755	29
	Eastman Chemical Co.	430	35
	FMC Corporation	630	33
	Steel Dynamics, Inc.	2,195	46
			176
	Consumer Staples—4.4%
	ConAgra Foods, Inc.	920	40
	Ingredion, Inc.	525	42
	The Kroger Co.	820	60
			142
	Total Common Stocks—96.3% (cost $2,396)		3,089

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $112, collateralized by FHLB, 2.960%, due 2/7/28	$112	112
	Total Repurchase Agreement—3.5% (cost $112)		112
	Total Investments—99.8% (cost $2,508)		3,201
	Cash and other assets, less liabilities—0.2%		8
	Net assets—100.0%		$3,209

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

22	Semiannual Report	June 30, 2015

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Robert C. Lanphier, IV Matthew A. Litfin

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted an 8.92% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 8.09%.

The Fund’s outperformance relative to the Index was driven by stock selection as style factors were mostly offsetting. Many of the Fund’s top performing stocks for the period were within Health Care, including Ligand Pharmaceuticals, ABIOMED, and BioMarin Pharmaceutical. Ligand Pharmaceuticals benefited from strong fundamentals for its largest royalty-generating assets, with particularly compelling data points for its multiple myeloma drug, Kyprolis. ABIOMED, a medical technology company, advanced on strong business momentum and formal FDA approval for two of its Impella heart pumps. Other strong performers included 2U (Consumer Discretionary) and Nu Skin Enterprises (Consumer Staples). From a style perspective, our structural bias to larger market cap companies relative to the benchmark provided a modest tailwind. However, this was more than offset by a headwind resulting from our emphasis on companies with more consistent fundamentals as companies with more volatility in their fundamental results outperformed during the period. From a sector perspective, poor stock selection within Financials was a detractor from performance as FXCM Inc., First Cash Financial Services, and CBOE Holdings were notable laggards for the period. Other top detractors included Industrials holdings ICF International, as commercial and European project delays contributed to disappointing company results, and Robert Half International, as foreign currency headwinds pressured the stock’s valuation multiple.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

June 30, 2015	William Blair Funds	23

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	8.92%	15.54%	21.28%	18.80%	10.91%
Class I	9.04	15.86	21.56	19.08	11.19
Russell 2500™ Growth Index	8.09	11.30	20.35	19.55	10.32

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

24	Semiannual Report	June 30, 2015

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—21.8%
*	Akamai Technologies, Inc.	241,406	$16,855
*	ANSYS, Inc.	172,900	15,775
	Booz Allen Hamilton Holding Corporation	511,968	12,922
*	CoStar Group, Inc.	80,910	16,284
*	Cvent, Inc.	318,500	8,211
	FactSet Research Systems, Inc.	69,200	11,246
*	Gartner, Inc.	165,700	14,214
*	Guidewire Software, Inc.	395,534	20,936
	j2 Global, Inc.	378,285	25,701
	MAXIMUS, Inc.	154,700	10,168
*	NeuStar, Inc.	693,421	20,255
*	Pandora Media, Inc.	453,834	7,052
*	SolarWinds, Inc.	111,250	5,132
*	Tyler Technologies, Inc.	41,296	5,343
*	Vantiv, Inc.	447,100	17,075
*	WNS Holdings, Ltd.—ADR	440,920	11,795
*	Zebra Technologies Corporation	72,891	8,094
			227,058
	Health Care—21.4%
*	ABIOMED, Inc.	148,338	9,750
*	Align Technology, Inc.	233,503	14,643
	Bio-Techne Corporation	134,400	13,234
*	Brookdale Senior Living, Inc.	336,576	11,679
*	Exact Sciences Corporation	454,475	13,516
	HealthSouth Corporation	434,384	20,008
*	IDEXX Laboratories, Inc.	147,222	9,443
*	Ligand Pharmaceuticals, Inc.	232,459	23,455
*	Medivation, Inc.	104,852	11,974
*	Mednax, Inc.	255,700	18,950
*	Mettler-Toledo International, Inc.	55,200	18,849
*	Quintiles Transnational Holdings, Inc.	239,000	17,354
*	Sirona Dental Systems, Inc.	231,053	23,202
*	Team Health Holdings, Inc.	257,328	16,811
			222,868
	Industrials—17.2%
	ABM Industries, Inc.	324,530	10,667
	CEB, Inc.	197,428	17,188
	Healthcare Services Group, Inc.	306,432	10,128
	Hexcel Corporation	269,700	13,415
*	Huron Consulting Group, Inc.	124,809	8,748
*	ICF International, Inc.	334,720	11,668
	Manpowergroup, Inc.	140,050	12,518
*	Old Dominion Freight Line, Inc.	207,671	14,247
	Robert Half International, Inc.	371,000	20,590
*	Stericycle, Inc.	97,570	13,066
*	The Middleby Corporation	111,672	12,533
	The Toro Co.	136,500	9,252
	Towers Watson & Co.	111,900	14,077
*	TransDigm Group, Inc.	47,375	10,644
			178,741
	Consumer Discretionary—14.7%
*	2U, Inc.	344,355	11,085
	Brunswick Corporation	189,000	9,613
	Choice Hotels International, Inc.	251,536	13,646
	Drew Industries, Inc.	176,600	10,246

Issuer		Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
*	Jarden Corporation	298,575	$15,451
	Polaris Industries, Inc.	95,900	14,204
*	Sally Beauty Holdings, Inc.	517,500	16,343
*	ServiceMaster Global Holdings, Inc.	275,008	9,947
	Six Flags Entertainment Corporation	376,586	16,890
	Tractor Supply Co.	131,400	11,818
*	Ulta Salon Cosmetics & Fragrance, Inc.	86,600	13,375
	Williams-Sonoma, Inc.	126,500	10,407
			153,025
	Financials—13.4%
*	Affiliated Managers Group, Inc.	64,809	14,167
	CBOE Holdings, Inc.	272,100	15,570
*	Colliers International Group, Inc.†	203,144	7,817
*	Encore Capital Group, Inc.	255,739	10,930
*	First Cash Financial Services, Inc.	220,865	10,069
*	FirstService Corporation†	457,898	12,716
	Jones Lang LaSalle, Inc.	107,641	18,407
	Lazard, Ltd. Class “A”†	271,900	15,292
	OM Asset Management plc†	469,838	8,358
*	PRA Group, Inc.	185,217	11,541
*	Signature Bank	101,300	14,829
			139,696
	Materials—3.5%
	Celanese Corporation	288,500	20,737
	International Flavors & Fragrances, Inc.	138,600	15,148
			35,885
	Energy—2.3%
*	Carrizo Oil & Gas, Inc.	170,900	8,415
*	Diamondback Energy, Inc.	130,700	9,852
	Frank’s International N.V.†	286,364	5,395
			23,662
	Consumer Staples—2.0%
	Nu Skin Enterprises, Inc.	219,152	10,328
	WD-40 Co.	119,800	10,442
			20,770
	Telecommunication Services—1.8%
*	SBA Communications Corporation	161,400	18,556
	Total Common Stocks—98.1% (cost $795,988)		1,020,261

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	25

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $22,159, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$22,159	$22,159
Total Repurchase Agreement—2.1% (cost $22,159)		22,159
Total Investments—100.2% (cost $818,147)		1,042,420
Liabilities, plus cash and other assets—(0.2)%		(2,003)
Net assets—100.0%		$1,040,417

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2015

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 1.91% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 2500™ Value Index (the “Index”), increased 1.71%.

Broadly speaking, the Fund’s higher quality bias and underweight to slower growth companies contributed to the Fund’s outperformance relative to the Index. In addition, strong stock selection, primarily within Financials and Materials drove the Fund’s outperformance during the period. Property REITs, Regional Banks, and Capital Markets all contributed positively to relative performance within Financials. The acquisition of RTI International Metals in the first quarter contributed the bulk of the outperformance within the Materials sector. Media and Household Durables were the largest detractors within Consumer Discretionary and contributed to the sector’s underperformance. Consumer Staples and Energy were also meaningful detractors during the period driven by stock selection within Agricultural Products and Equipment and Services. From a stock selection perspective, the largest detractor from performance was Helix Energy Solutions (Energy). Helix is an energy service company providing deepwater contracting services to the energy market. The stock underperformed after management provided weaker-than-anticipated operating results driven by utilization declines in its major business segments, primarily Well Intervention. Other notable stock detractors were ADTRAN (Technology) and Acxiom (Technology). Offsetting these detractors were our investments in Interface (Industrials) and Western Alliance Bancorp (Financials).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

June 30, 2015	William Blair Funds	27

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year			Since
	to Date	1 Year	3 Year	Inception(a)
Class N	1.91%	2.94%	15.88%	16.16%
Class I	2.05	3.24	16.21	16.47
Russell 2500™ Value Index	1.71	0.99	16.99	18.13

(a)	For the period from December 15, 2011 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

28	Semiannual Report	June 30, 2015

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—35.5%
	Acadia Realty Trust	1,063	$31
	Allied World Assurance Co. Holdings, Ltd.†	1,208	52
	American Assets Trust, Inc.	1,305	51
	American Campus Communities, Inc.	1,035	39
*	Arch Capital Group, Ltd.†	784	52
	Assured Guaranty, Ltd.†	1,445	35
	Bank of the Ozarks, Inc.	1,238	57
	Boston Private Financial Holdings, Inc.	1,333	18
	CNO Financial Group, Inc.	1,777	33
	Douglas Emmett, Inc.	1,796	48
*	E*TRADE Financial Corporation	1,856	56
*	Eagle Bancorp, Inc.	778	34
	East West Bancorp, Inc.	1,277	57
	EastGroup Properties, Inc.	515	29
	Education Realty Trust, Inc.	928	29
	EPR Properties	552	30
	Essex Property Trust, Inc.	220	47
	First American Financial Corporation	1,136	42
*	Forest City Enterprises, Inc.	1,625	36
	Glacier Bancorp, Inc.	1,550	46
	Hanover Insurance Group, Inc.	619	46
	Highwoods Properties, Inc.	754	30
	Home BancShares, Inc.	1,431	52
	Iberiabank Corporation	606	41
	Jones Lang LaSalle, Inc.	336	57
	LaSalle Hotel Properties	1,071	38
	PacWest Bancorp	1,038	49
	Pebblebrook Hotel Trust	1,018	44
	Radian Group, Inc.	2,479	46
	Renasant Corporation	714	23
	Selective Insurance Group, Inc.	1,235	35
*	Signature Bank	270	39
	SL Green Realty Corporation	363	40
	Sunstone Hotel Investors, Inc.	1,843	28
	Taubman Centers, Inc.	540	38
*	Western Alliance Bancorp	1,440	49
	WSFS Financial Corporation	1,665	46
*	Yadkin Financial Corporation	1,588	33
			1,556
	Industrials—14.2%
	Barnes Group, Inc.	1,043	41
	Carlisle Companies, Inc.	587	59
	CIRCOR International, Inc.	546	30
	Curtiss-Wright Corporation	575	42
	Donaldson Co., Inc.	1,244	44
	EMCOR Group, Inc.	809	39
*	Esterline Technologies Corporation	359	34
	G&K Services, Inc.	564	39
*	Generac Holdings, Inc.	589	23
	Hubbell, Inc.	403	43
	Interface, Inc.	1,900	47
*	Lydall, Inc.	702	21
	Matson, Inc.	663	28
*	Moog, Inc.	569	40
	Standex International Corporation	299	24
*	Swift Transportation Co.	870	20

Issuer		Shares	Value

	Common Stocks—(continued)

	Industrials—(continued)
	The Toro Co.	718	$49
			623
	Consumer Discretionary—10.6%
	Autoliv, Inc.	371	43
	Brunswick Corporation	696	35
	Children’s Place, Inc.	559	37
	Dana Holding Corporation	1,186	24
	Ethan Allen Interiors, Inc.	872	23
*	Express, Inc.	1,861	34
*	Genesco, Inc.	417	28
*	Krispy Kreme Doughnuts, Inc.	2,345	45
	Lennar Corporation	704	36
	Meredith Corporation	703	37
	Ryland Group, Inc.	526	24
*	The Michaels Cos., Inc.	840	23
	Vail Resorts, Inc.	377	41
	Wolverine World Wide, Inc.	1,131	32
			462
	Information Technology—9.8%
*	Acxiom Corporation	3,425	60
	Atmel Corporation	4,618	45
	Belden, Inc.	621	50
	Booz Allen Hamilton Holding Corporation	1,177	30
*	Cadence Design Systems, Inc.	3,063	60
	EVERTEC, Inc.†	1,543	33
*	Genpact, Ltd.†	2,319	49
*	Inphi Corporation	2,038	47
	j2 Global, Inc.	788	54
			428
	Utilities—7.1%
	ALLETE, Inc.	560	26
	Alliant Energy Corporation	700	40
	American Water Works Co., Inc.	802	39
	CMS Energy Corporation	1,270	40
	Pinnacle West Capital Corporation	711	41
	PNM Resources, Inc.	1,253	31
	Portland General Electric Co.	988	33
	South Jersey Industries, Inc.	1,156	29
	Southwest Gas Corporation	621	33
			312
	Energy—7.0%
*	Bonanza Creek Energy, Inc.	1,656	30
	Exterran Holdings, Inc.	952	31
	GasLog, Ltd.†	1,637	33
*	Gulfport Energy Corporation	883	35
*	Helix Energy Solutions Group, Inc.	2,229	28
*	Memorial Resource Development Corporation	1,786	34
	Patterson-UTI Energy, Inc.	1,434	27
*	PDC Energy, Inc.	571	31
*	TETRA Technologies, Inc.	4,274	27
*	Whiting Petroleum Corporation	951	32
			308

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	29

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Health Care—5.9%
	CONMED Corporation	531	$31
*	Greatbatch, Inc.	661	36
	HealthSouth Corporation	976	45
*	Hologic, Inc.	670	25
*	Magellan Health, Inc.	364	26
*	Mednax, Inc.	680	50
*	Mettler-Toledo International, Inc.	137	47
			260
	Materials—5.6%
	Airgas, Inc.	188	20
	Carpenter Technology Corporation	453	17
	FMC Corporation	399	21
	Minerals Technologies, Inc.	647	44
	PolyOne Corporation	1,341	53
	Sensient Technologies Corporation	523	36
	Silgan Holdings, Inc.	408	21
	Steel Dynamics, Inc.	1,544	32
			244
	Consumer Staples—2.3%
*	Darling Ingredients, Inc.	1,344	20
	Ingredion, Inc.	583	46
	J&J Snack Foods Corporation	299	33
			99
	Total Common Stocks—98.0% (cost $3,727)		4,292

	Repurchase Agreement
	State Street Bank and Trust Company,0.000% dated 6/30/15, due 7/1/15, repurchase price $89, collateralized by U.S. Treasury Note,1.875% due 6/30/20	$89	89
	Total Repurchase Agreement—2.0% (cost $89)		89
	Total Investments—100.0% (cost $3,816)		4,381
	Liabilities, plus cash and other assets—0.0%		(1)
	Net assets—100.0%		$4,380

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2015

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer

The William Blair Small Cap Growth Fund (Class N shares) posted a 3.28% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 8.74%.

The Fund’s underperformance relative to the Index was driven by stock selection as well as headwinds to our investment style. From a stock selection perspective, the largest detractor from performance was FXCM (Financials). FXCM, an online foreign exchange trading solution provider, meaningfully underperformed after a historically unprecedented currency move in the Swiss Franc impaired client positions and forced the company into a dilutive financing arrangement. Another notable laggard, Acacia Research (Industrials), which assists patent owners with enforcement of their patent portfolios, underperformed following an unfavorable ruling in its Adaptix patent infringement case which resulted in negative sentiment for the stock. The Fund’s positions in iCAD (Health Care), Lumber Liquidators Holdings (Consumer Discretionary), and Tuesday Morning Corporation (Consumer Discretionary) also had a negative impact on year to date performance. In addition, from a style perspective, our contrarian bias and the Fund’s typical underweighting to the biotechnology industry were headwinds during the period. In terms of positive performance, a number of top contributors were within Health Care, including Ligand Pharmaceuticals, ABIOMED, and Repligen Corporation. Ligand Pharmaceuticals benefited from strong fundamentals for its largest royalty-generating assets, with particularly compelling data points for its multiple myeloma drug Kyprolis. ABIOMED, a medical technology company, advanced on strong business momentum and formal FDA approval for two of its Impella heart pumps. Other notable contributors included MaxLinear (Information Technology) and Herbalife (Consumer Staples).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

June 30, 2015	William Blair Funds	31

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.28%	4.77%	20.55%	14.86%	7.42%
Class I	3.40	5.01	20.84	15.15	7.71
Russell 2000® Growth Index	8.74	12.34	20.11	19.33	9.86

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

32	Semiannual Report	June 30, 2015

Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—26.0%
*	Callidus Software, Inc.	471,247	$7,342
*	comScore, Inc.	100,590	5,357
*	Coupons.com, Inc.	324,446	3,501
	Evolving Systems, Inc.	415,767	3,725
*	Exar Corporation	455,944	4,459
*	Guidewire Software, Inc.	131,140	6,941
*	Hortonworks, Inc.	165,610	4,193
*	Inphi Corporation	148,177	3,387
	j2 Global, Inc.	204,747	13,911
*	MaxLinear, Inc.	677,671	8,200
*	NeuStar, Inc.	400,698	11,704
*	OSI Systems, Inc.	91,891	6,505
*	Pandora Media, Inc.	264,530	4,111
*	SolarWinds, Inc.	96,880	4,469
	Solera Holdings, Inc.	111,050	4,948
*	Tangoe, Inc.	404,582	5,090
	TeleTech Holdings, Inc.	238,439	6,457
*	Ultimate Software Group, Inc.	23,772	3,907
*	USA Technologies, Inc.	1,013,237	2,736
*	Verint Systems, Inc.	134,070	8,144
*	WNS Holdings, Ltd.—ADR	420,845	11,258
			130,345
	Health Care—18.1%
*	ABIOMED, Inc.	80,460	5,289
*	Accelerate Diagnostics, Inc.	110,180	2,844
*	Air Methods Corporation	157,546	6,513
	Analogic Corporation	14,688	1,159
*	Cambrex Corporation	119,480	5,250
*	Connecture, Inc.	136,536	1,442
*	Exact Sciences Corporation	193,070	5,742
*	ExamWorks Group, Inc.	89,311	3,492
	HealthSouth Corporation	197,945	9,117
*	HMS Holdings Corporation	336,080	5,770
*	Icad, Inc.	436,648	1,415
	LeMaitre Vascular, Inc.	255,511	3,081
*	Ligand Pharmaceuticals, Inc.	148,738	15,008
*	NxStage Medical, Inc.	366,622	5,237
*	Repligen Corporation	91,950	3,795
*	Spectranetics Corporation	180,657	4,157
	Trinity Biotech plc—ADR	436,879	7,890
*	Zeltiq Aesthetics, Inc.	126,650	3,732
			90,933
	Industrials—13.6%
	ABM Industries, Inc.	209,230	6,877
	Acacia Research Corporation	189,006	1,658
*	CAI International, Inc.	389,886	8,028
*	Franklin Covey Co.	296,918	6,024
	Healthcare Services Group, Inc.	242,408	8,012
	Hexcel Corporation	134,520	6,691
*	Hudson Technologies, Inc.	1,820,000	6,352
*	Huron Consulting Group, Inc.	77,636	5,441
*	ICF International, Inc.	170,071	5,929
	John Bean Technologies Corporation	125,860	4,731
*	RPX Corporation	501,750	8,479
			68,222

Issuer		Shares	Value

	Common Stocks—(continued)

	Financials—13.4%
*	BofI Holding, Inc.	72,680	$7,683
*	Colliers International Group, Inc.†	129,558	4,985
*	Cowen Group, Inc.	1,180,666	7,556
*	Encore Capital Group, Inc.	298,186	12,745
*	First Cash Financial Services, Inc.	181,672	8,282
*	FirstService Corporation†	225,198	6,254
	OM Asset Management plc†	460,421	8,191
*	PRA Group, Inc.	99,540	6,202
*	Virtu Financial, Inc. Class “A”	213,581	5,015
			66,913
	Consumer Discretionary—11.2%
	Capella Education Co.	76,930	4,129
	Choice Hotels International, Inc.	138,580	7,518
	Collectors Universe, Inc.	124,431	2,481
*	Gentherm, Inc.	74,991	4,118
*	IMAX Corporation†	112,441	4,528
	Interval Leisure Group, Inc.	196,870	4,499
	Monro Muffler Brake, Inc.	119,630	7,436
	Six Flags Entertainment Corporation	236,132	10,591
*	Tuesday Morning Corporation	261,640	2,947
*	U.S. Auto Parts Network, Inc.	1,551,069	3,412
*	Universal Electronics, Inc.	91,100	4,540
			56,199
	Consumer Staples—5.6%
	Calavo Growers, Inc.	100,390	5,213
*	Herbalife, Ltd.†	57,170	3,150
	Nu Skin Enterprises, Inc.	169,665	7,996
*	United Natural Foods, Inc.	77,910	4,961
	WD-40 Co.	78,794	6,868
			28,188
	Energy—2.4%
*	Carrizo Oil & Gas, Inc.	76,543	3,769
*	Gulfport Energy Corporation	64,007	2,576
*	Hornbeck Offshore Services, Inc.	112,390	2,308
	SM Energy Co.	71,100	3,279
			11,932
	Materials—1.9%
*	Headwaters, Inc.	224,190	4,085
*	Stillwater Mining Co.	465,476	5,395
			9,480
	Telecommunication Services—0.7%
*	ORBCOMM, Inc.	499,680	3,373
	Total Common Stocks—92.9%
	(cost $380,311)		465,585

	Exchange-Traded Fund
	iShares Russell 2000 Growth Index Fund	49,440	7,642
	Total Exchange-Traded Fund—1.5%
	(cost $6,891)		7,642

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	33

Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value
Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $20,600, collateralized by FFCB, 2.625%, due 7/16/24, and FHLB, 2.960%, due 2/7/28, and FNMA, 2.635%, due 9/13/23	$20,600	$20,600
Total Repurchase Agreement—4.1% (cost $20,600)		20,600
Total Investments—98.5% (cost $407,802)		493,827
Cash and other assets, less liabilities—1.5%		7,661
Net assets—100.0%		$501,488

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940, as amended. The Fund had the following transactions during the period ended June 30, 2015 with companies deemed affiliated during the period or at June 30, 2015 (dollar amounts in thousands).

		Share Activity				Period Ended June 30, 2015
									Change in net
									unrealized
		Balance			Balance		Dividend	Net realized	appreciation
	Security Name	12/31/2014	Purchases	Sales	6/30/2015	Value	Income	gain (loss)	(depreciation)

ᴫ	Hudson Technologies, Inc.	1,711,704	108,296	—	1,820,000	$6,352	$—	$—	$(514)
						$6,352	$—	$—	$(514)

ᴫ = Affiliated company at June 30, 2015. The Fund’s total value in companies deemed to be affiliated at June 30, 2015 was $6,352 (in thousands).

See accompanying Notes to Financial Statements.

34	Semiannual Report	June 30, 2015

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 0.73% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 0.76%.

The Fund’s slight underperformance relative to the Index was a result of stock selection. Utilities was the largest detractor from relative performance as investors gravitated away from higher dividend yielding stocks. Stock selection within Household Durables weighed on Consumer Discretionary relative performance as the sector was a detractor during the period. From a stock selection perspective, the largest detractor from performance was FXCM (Financials). FXCM, an online foreign exchange trading solution provider, meaningfully underperformed after a historically unprecedented currency move in the Swiss Franc impaired client positions and forced the company into a dilutive financing arrangement. The Fund’s other notable detractors from relative performance included Northwest Pipe (Industrials) and Helix Energy Solutions (Energy). Offsetting these detractors were the Fund’s investments in Interface (Industrials) and Western Alliance Bancorp (Financials). At the sector level, Materials, which was one of the worst performing sectors of the market, was the largest contributor to relative performance as the acquisition of portfolio holding RTI International Metals and a lack of exposure to more commodity-exposed companies within the sector drove performance. Financials was another meaningful positive contributor to relative performance driven by strong stock selection within Regional Banks. Health Care, which was the best performing sector of the market, was a modest contributor to relative performance as strong stock selection more than offset a sizeable headwind from not owning Biotechnology and Pharmaceutical stocks. These industries continue to outperform and the Fund’s lack of exposure to these lower quality segments of the market continued to provide a headwind.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

June 30, 2015	William Blair Funds	35

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.73%	2.24%	15.96%	14.83%	8.57%
Class I	0.88	2.52	16.28	15.11	8.81
Russell 2000® Value Index	0.76	0.78	15.50	14.81	6.87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

36	Semiannual Report	June 30, 2015

Small Cap Value Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—36.5%
	Acadia Realty Trust	236,200	$6,876
	American Assets Trust, Inc.	206,675	8,104
	American Campus Communities, Inc.	152,250	5,738
	Bank of the Ozarks, Inc.	206,960	9,468
	Berkshire Hills Bancorp, Inc.	160,360	4,567
	Boston Private Financial Holdings, Inc.	221,205	2,966
*	Cascade Bancorp	599,280	3,104
	CNO Financial Group, Inc.	409,205	7,509
	CoBiz Financial, Inc.	527,644	6,896
	Douglas Emmett, Inc.	238,275	6,419
*	Eagle Bancorp, Inc.	194,735	8,561
	EastGroup Properties, Inc.	68,014	3,825
	Education Realty Trust, Inc.	215,316	6,752
	EPR Properties	109,610	6,005
	First American Financial Corporation	169,320	6,300
*	Forest City Enterprises, Inc.	227,145	5,020
	Glacier Bancorp, Inc.	278,085	8,181
	Hanover Insurance Group, Inc.	89,895	6,655
	Highwoods Properties, Inc.	133,100	5,317
	Home BancShares, Inc.	236,675	8,653
	Iberiabank Corporation	102,725	7,009
	LaSalle Hotel Properties	181,585	6,439
	National Bank Holdings Corporation	153,475	3,197
	PacWest Bancorp	173,928	8,133
	Pebblebrook Hotel Trust	200,074	8,579
	Radian Group, Inc.	429,010	8,048
	Renasant Corporation	170,265	5,551
*	Safeguard Scientifics, Inc.	269,971	5,254
	Selective Insurance Group, Inc.	205,355	5,760
	Sunstone Hotel Investors, Inc.	244,068	3,664
*	Western Alliance Bancorp	294,695	9,949
	WSFS Financial Corporation	250,725	6,857
*	Yadkin Financial Corporation	360,380	7,550
			212,906
	Industrials—15.7%
	Barnes Group, Inc.	181,680	7,084
	CIRCOR International, Inc.	82,725	4,511
	Curtiss-Wright Corporation	116,495	8,439
	EMCOR Group, Inc.	144,401	6,898
*	Esterline Technologies Corporation	70,560	6,727
	G&K Services, Inc.	131,871	9,118
*	Generac Holdings, Inc.	101,265	4,025
	Interface, Inc.	339,699	8,509
	Kadant, Inc.	116,573	5,502
*	Lydall, Inc.	121,866	3,602
	Matson, Inc.	94,958	3,992
*	Moog, Inc.	77,839	5,502
*	Northwest Pipe Co.	167,720	3,416
	Standex International Corporation	64,240	5,135
*	Swift Transportation Co.	117,725	2,669
	The Toro Co.	93,385	6,330
			91,459
	Consumer Discretionary—10.8%
	Brunswick Corporation	95,950	4,880
	Children’s Place, Inc.	100,180	6,553

Issuer		Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
	Dana Holding Corporation	257,805	$5,306
	Ethan Allen Interiors, Inc.	150,734	3,970
*	Express, Inc.	275,650	4,992
*	Genesco, Inc.	65,805	4,345
*	Krispy Kreme Doughnuts, Inc.	431,295	8,307
	Meredith Corporation	108,670	5,667
	Ryland Group, Inc.	131,685	6,106
	Vail Resorts, Inc.	62,070	6,778
	Wolverine World Wide, Inc.	202,340	5,763
			62,667
	Information Technology—9.8%
*	Acxiom Corporation	448,957	7,893
	Atmel Corporation	606,460	5,977
	Belden, Inc.	90,935	7,386
	Booz Allen Hamilton Holding Corporation	155,757	3,931
*	Cadence Design Systems, Inc.	411,655	8,093
	EVERTEC, Inc.†	208,831	4,435
*	Inphi Corporation	327,775	7,493
*	Intralinks Holdings, Inc.	394,770	4,702
	j2 Global, Inc.	105,460	7,165
			57,075
	Energy—6.3%
*	Bonanza Creek Energy, Inc.	235,830	4,304
	Exterran Holdings, Inc.	179,705	5,867
	GasLog, Ltd.†	230,790	4,604
*	Helix Energy Solutions Group, Inc.	317,315	4,008
*	Memorial Resource Development Corporation	220,340	4,180
*	PDC Energy, Inc.	86,300	4,629
*	Rex Energy Corporation	240,080	1,342
*	Ring Energy, Inc.	323,571	3,621
*	TETRA Technologies, Inc.	625,139	3,988
			36,543
	Utilities—5.5%
	ALLETE, Inc.	141,025	6,542
	PNM Resources, Inc.	271,385	6,676
	Portland General Electric Co.	204,695	6,788
	South Jersey Industries, Inc.	195,450	4,833
	Southwest Gas Corporation	136,305	7,253
			32,092
	Health Care—4.7%
	CONMED Corporation	135,835	7,915
*	Greatbatch, Inc.	156,680	8,448
	HealthSouth Corporation	143,760	6,622
*	Magellan Health, Inc.	63,765	4,468
			27,453
	Materials—4.7%
	Minerals Technologies, Inc.	103,105	7,025
	PolyOne Corporation	186,209	7,294
	Sensient Technologies Corporation	113,760	7,774
	Silgan Holdings, Inc.	100,595	5,307
			27,400

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	37

Small Cap Value Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Consumer Staples—3.2%
*	Darling Ingredients, Inc.	264,785	$3,882
	J&J Snack Foods Corporation	65,182	7,214
	SpartanNash Co.	231,844	7,544
			18,640
	Total Common Stocks—97.2%
	(cost $463,248)		566,235

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/31/15, due 7/1/15, repurchase price $18,692, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$18,692	18,692
	Total Repurchase Agreement—3.2% (cost $18,692)		18,692
	Total Investments—100.4% (cost $481,940)		584,927
	Liabilities, plus cash and other assets—(0.4)%		(2,376)
	Net assets—100.0%		$582,551

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

38	Semiannual Report	June 30, 2015

Global Markets Review and Outlook

The MSCI All Country World IMI (net) gained 3.13% in U.S. dollar terms for the six-month period ended June 30, 2015. Non-U.S. developed market and emerging market equities outpaced U.S. equities year to date, as slowing U.S. corporate profits and the prospect of rising interest rates weighed on investor sentiment.

While corporate profit growth, wages, and core inflation were trending favorably in Japan, continued progress on shareholder returns remained a focus of global investors during the first half of the year. Within the U.K., the decisive general election outcome was positively received by the equity market and the pound. The mood was somewhat tempered, however, by the reality of post-election fiscal consolidation to address the country’s imbalances. European equity returns varied widely across countries year to date. The divergence in second quarter returns for Greece (+6.61%) and Germany (-5.04%) was perhaps an indication of the market’s expectations for a compromise on new reform measures and potential loan guarantees by Euro member states. In addition to general Greek bailout concerns, German equities were adversely impacted by the euro’s rebound during the second quarter given the importance of exports to corporate earnings and GDP growth. While overshadowed by Greece headlines, the accelerating European growth environment helped to alleviate contagion risk fears, as Euro Area manufacturing and services purchasing managers’ indices (“PMIs”) were solidly in expansionary territory (above 50) and trending upwards, while retail sales volumes remained strong.

Emerging markets equities advanced 3.64% year to date, as measured by the MSCI Emerging Markets IMI (net). The rally in emerging markets energy shares during the second quarter helped to drive strong returns in Brazil (+6.76%) and Russia (+7.54%), while China equities (+7.80%, excluding A-shares) were supported by accelerating financial market reforms and government stimulus measures to stabilize the economy. Brazil and Russia also benefited from rebounding currencies during the second quarter. China’s domestic A-share market (+12.74%) garnered increasing attention as FTSE and MSCI announced their plans for potential A-Share inclusion in their mainstream benchmarks dependent upon further increases in foreign ownership quotas and progress on other liberalization initiatives. The strong rally in A-shares (+111.89% for the trailing 12 months ended June 30, 2015; +33.85% year to date) began to reverse in June amid increasing concerns about excessive valuations, the frenzied pace of new retail brokerage account openings, and use of margin loans.

Among other large emerging market countries, India lagged year to date (+1.38%) after a sustained period of outperformance, as corporate earnings generally disappointed. While longer-term Indian growth drivers remained largely intact with supportive monetary policy by the Reserve Bank of India, investors were more cautious on the near-term earnings outlook and equity multiples following the strong market rally since Prime Minister Modi’s election victory in May 2014.

From a global sector perspective as measured by the MSCI All Country World IMI, Healthcare outperformed by a wide margin, with strong returns in both equipment & services companies and pharmaceuticals. This contrasted with weak six-month performance in Utilities and Energy – the only global sectors in negative territory.

June 30, 2015	William Blair Funds	39

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney David C. Fording

The William Blair Global Leaders Fund (Class N shares) posted a 4.81% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 3.13%.

The Fund’s performance benefited from favorable stock selection in the Financials, Healthcare, and Information Technology (“IT”) sectors. Overall sector positioning versus the Index was also favorable, including the overweightings to IT and Healthcare, and the underweightings to Energy, Materials, and Utilities. Financials performance was driven by relative strength in bank, diversified financials, insurance, and real estate holdings. Notable contributors in these areas included Sumitomo Mitsui Financial Group, Orix Corp, AIA Group, and Jones Lang LaSalle. From a geographic perspective, U.S. stock selection was the largest contributor during the period, driven by IT holdings including Cognizant Tech Solutions and Akamai Technologies. These positive effects were moderated by weak stock selection in the Consumer Discretionary sector, as automobile, consumer services, and apparel holdings lagged. Notable detractors in these areas included India’s Tata Motors, Brazil’s Kroton Educacional, and U.S.-based VF Corp. Of these detractors, Kroton Educacional was liquidated from the Fund due to uncertainty surrounding the potential impact from government-proposed changes to a popular low income student loan program. From a geographic perspective, the Fund’s stock selection in Emerging Asia hampered relative performance, as Chinese and Taiwanese holdings lagged the Index. Latin American stock selection also detracted from performance, due to weakness in Panama-based airline Copa Holdings and Kroton Educacional – both of which were liquidated from the Fund during the period.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

40	Semiannual Report	June 30, 2015

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	4.81%	4.02%	12.36%	13.72%	3.02%
Class I(a)	4.89	4.25	12.64	13.98	3.29
MSCI ACW IMI (net)(a)	3.13	0.81	13.34	12.17	2.60
Institutional Class(b)	4.98	4.32	—	—	11.67
MSCI ACW IMI (net)(b)	3.13	0.81	—	—	11.55

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to June 30, 2015.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	41

Global Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Western Hemisphere—50.8%
	Canada—5.4%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	70,238	$3,005
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	70,874	2,476
	Intact Financial Corporation (Insurance)	26,593	1,848
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	102,300	2,817
			10,146
	United States—45.4%
*	Affiliated Managers Group, Inc. (Capital markets)	14,750	3,224
*	Akamai Technologies, Inc. (Internet software & services)	20,110	1,404
*	Align Technology, Inc. (Health care equipment & supplies)	39,545	2,480
*	ANSYS, Inc. (Software)	20,971	1,913
	Bristol-Myers Squibb Co. (Pharmaceuticals)	50,373	3,352
	Brunswick Corporation (Leisure products)	51,905	2,640
*	Cerner Corporation (Health care technology)	45,518	3,143
	Colgate-Palmolive Co. (Household products)	35,058	2,293
*	CoStar Group, Inc. (Internet software & services)	5,747	1,157
	Costco Wholesale Corporation (Food & staples retailing)	19,000	2,566
	EOG Resources, Inc. (Oil, gas & consumable fuels)	19,510	1,708
*	Facebook, Inc. Class “A” (Internet software & services)	23,124	1,983
	Gilead Sciences, Inc. (Biotechnology)	36,345	4,255
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	14,347	920
	Jones Lang LaSalle, Inc. (Real estate management & development)	19,711	3,371
	Lazard, Ltd. Class “A” (Capital markets)†	48,686	2,738
	Mastercard, Inc. Class “A” (IT services)	42,046	3,930
	Moody’s Corporation (Diversified financial services)	17,855	1,928
*	O’Reilly Automotive, Inc. (Specialty retail)	11,455	2,589
*	Old Dominion Freight Line, Inc. (Road & rail)	25,305	1,736
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	7,924	1,099
	PPG Industries, Inc. (Chemicals)	30,092	3,452
*	PRA Group, Inc. (Consumer finance)	35,192	2,193
*	Red Hat, Inc. (Software)	25,202	1,914
	Robert Half International, Inc. (Professional services)	52,841	2,933
	Rockwell Collins, Inc. (Aerospace & defense)	32,502	3,002

Issuer		Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	Schlumberger, Ltd. (Energy equipment & services)†	21,623	$1,864
	The Home Depot, Inc. (Specialty retail)	43,045	4,784
*	The Middleby Corporation (Machinery)	9,074	1,018
*	The Priceline Group, Inc. (Internet & catalog retail)	2,390	2,752
	The Toro Co. (Machinery)	21,074	1,428
	The Walt Disney Co. (Media)	34,750	3,966
	VF Corporation (Textiles, apparel & luxury goods)	24,870	1,734
	Williams-Sonoma, Inc. (Specialty retail)	37,590	3,093
			84,562
	Europe, Mid-East—18.1%
	Denmark—1.8%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	61,315	3,341
	France—2.6%
	Cap Gemini S.A. (IT services)	44,360	3,925
	Hermes International (Textiles, apparel & luxury goods)	2,591	967
			4,892
	Germany—1.6%
	Bayerische Motoren Werke AG (Automobiles)	26,407	2,890
	Ireland—1.8%
	Shire plc (Pharmaceuticals)	42,449	3,398
	Israel—3.5%
*	Check Point Software Technologies, Ltd. (Software)†	32,688	2,600
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	67,299	3,978
			6,578
	Netherlands—1.3%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	85,043	2,405
	Sweden—3.4%
	Assa Abloy AB Class “B” (Building products)	95,819	1,805
	Atlas Copco AB Class “A” (Machinery)	79,971	2,238
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	64,467	2,336
			6,379
	Switzerland—2.1%
	Geberit AG (Building products)	4,041	1,347
	Partners Group Holding AG (Capital markets)	8,216	2,456
			3,803

See accompanying Notes to Financial Statements.

42	Semiannual Report	June 30, 2015

Global Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—10.9%
	Daikin Industries, Ltd. (Building products)	47,800	$3,441
	Fuji Heavy Industries, Ltd. (Automobiles)	66,800	2,461
	Hoya Corporation (Health care equipment & supplies)	65,600	2,630
	Kao Corporation (Personal products)	59,600	2,772
	Keyence Corporation (Electronic equipment, instruments & components)	2,800	1,511
	ORIX Corporation (Diversified financial services)	189,600	2,821
	SMC Corporation (Machinery)	4,700	1,416
	Sumitomo Mitsui Financial Group, Inc. (Banks)	71,900	3,207
			20,259
	Emerging Asia—8.5%
	China—4.0%
*	Baidu, Inc.—ADR (Internet software & services)	10,958	2,181
	China Overseas Land & Investment, Ltd. (Real estate management & development)	718,000	2,543
	Tencent Holdings, Ltd. (Internet software & services)	132,700	2,650
			7,374
	India—2.8%
	HDFC Bank, Ltd.—ADR (Banks)	46,245	2,799
	Tata Motors, Ltd. (Automobiles)	352,331	2,400
			5,199
	Taiwan—1.7%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	143,399	3,256

	United Kingdom—7.1%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	58,218	949
	Compass Group plc (Hotels, restaurants & leisure)	191,334	3,166
	easyJet plc (Airlines)	118,098	2,869
	Prudential plc (Insurance)	145,169	3,495
	Reckitt Benckiser Group plc (Household products)	32,229	2,779
			13,258

	Asia—2.5%
	Australia—1.2%
	Macquarie Group, Ltd. (Capital markets)	36,523	2,294
	Hong Kong—1.3%
	AIA Group, Ltd. (Insurance)	352,400	2,298
Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—0.5%
South Africa—0.5%
Bidvest Group, Ltd. (Industrial conglomerates)	38,123	$966
Total Common Stocks—98.4% (cost $158,178)		183,298

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $2,223, collateralized by FHLB, 2.960%, due 2/7/28	$2,223	2,223
Total Repurchase Agreement—1.2% (cost $2,223)		2,223
Total Investments—99.6% (cost $160,401)		185,521
Cash and other assets, less liabilities—0.4%		740
Net assets—100.0%		$186,261

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	21.7%
Consumer Discretionary	18.2%
Information Technology	17.3%
Health Care	15.0%
Industrials	13.2%
Consumer Staples	7.3%
Energy	5.4%
Materials	1.9%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	55.6%
Japanese Yen	11.0%
British Pound Sterling	9.1%
Euro	5.6%
Canadian Dollar	4.2%
Hong Kong Dollar	4.1%
Swedish Krona	3.5%
Swiss Franc	2.1%
Danish Krone	1.8%
Indian Rupee	1.3%
Australian Dollar	1.2%
All Other Currencies	0.5%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	43

Global Small Cap Growth Fund

The Global Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Matthew A. Litfin

The William Blair Global Small Cap Growth Fund (Class N shares) posted a 9.59% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World Small Cap Index (net) (the “Index”), increased 6.18%.

The Fund’s outperformance relative to the Index was supported by favorable stock selection across most sectors, combined with positive sector allocation effects. The Consumer Discretionary overweighting and stock selection were notable contributors, with particular strength in U.S.-based education and internet retail holdings. Notable contributors in these areas were 2U Inc. and Wayfair. Materials and Industrials stock selection were also standout contributors for the period. Within Materials, the Fund’s exclusion of metals & mining companies, combined with favorable chemicals stock selection, were positive contributors for the period. Within Industrials, machinery holdings outperformed, led by Japan’s Tsubakimoto Chain. These positive effects were, however, moderated by relatively weak Consumer Staples stock selection, as beverage and food retail holdings such as Denmark’s Royal Unibrew and U.S.-based Sprouts Farmers Market lagged. Royal Unibrew lagged due to some disappointment in management’s full-year guidance, despite positive first quarter results. Sprouts Farmers Market lagged due to weaker than expected financial results on deteriorating same-store sales growth. Healthcare stock selection also failed to keep pace with the Index, due to relative weakness in pharmaceutical holdings. China’s Luye Pharma Group was a notable laggard. It was weighed down by the company’s announcement that it had terminated its proposed acquisition of Beijing Jialin, which meant that Luye would have to rely more on drug development for future growth rather than sales and marketing—its traditional areas of expertise.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

44	Semiannual Report	June 30, 2015

Global Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	Since Inception(a)
Class N	9.59%	8.72%	17.61%
Class I	9.71	9.10	17.94
MSCI ACW Small Cap Index (net)	6.18	1.48	11.42

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses to the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Small Cap Index (net) is a free float-adjusted market capitalization index designed to measure global developed and emerging market small capitalization equity performance. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	45

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Western Hemisphere—42.4%

	Canada—2.8%
	Home Capital Group, Inc. (Thrifts & mortgage finance)	12,582	$436
	Linamar Corporation (Auto components)	5,876	382
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	50,920	356
	WestJet Airlines, Ltd. (Airlines)	19,949	417
			1,591
	United States—39.6%
*	2U, Inc. (Diversified consumer services)	16,570	533
*	Align Technology, Inc. (Health care equipment & supplies)	6,022	378
*	AMN Healthcare Services, Inc. (Health care providers & services)	13,649	431
	Booz Allen Hamilton Holding Corporation (IT services)	22,171	560
	Brunswick Corporation (Leisure products)	14,288	727
*	Cambrex Corporation (Life sciences tools & services)	9,083	399
*	Carrizo Oil & Gas, Inc. (Oil, gas & consumable fuels)	9,338	460
	CEB, Inc. (Professional services)	8,478	738
	Choice Hotels International, Inc. (Hotels, restaurants & leisure)	16,394	889
	Cognex Corporation (Electronic equipment, instruments & components)	7,222	347
	Collectors Universe, Inc. (Diversified consumer services)	18,365	366
*	Cvent, Inc. (Internet software & services)	17,202	444
*	Demandware, Inc. (Internet software & services)	6,524	464
*	Diamondback Energy, Inc. (Oil, gas & consumable fuels)	4,987	376
	Drew Industries, Inc. (Auto components)	13,630	791
*	Encore Capital Group, Inc. (Consumer finance)	7,840	335
	Gentex Corporation (Auto components)	23,344	383
*	Gentherm, Inc. (Auto components)	8,032	441
	HealthSouth Corporation (Health care providers & services)	13,977	644
	Hexcel Corporation (Aerospace & defense)	8,354	416
*	Hortonworks, Inc. (Internet software & services)	21,528	545
*	Huron Consulting Group, Inc. (Professional services)	9,038	634
	j2 Global, Inc. (Internet software & services)	8,267	562
*	Manhattan Associates, Inc. (Software)	7,880	470
	MarketAxess Holdings, Inc. (Diversified financial services)	4,295	398
	MAXIMUS, Inc. (IT services)	13,502	888
*	Oil States International, Inc. (Energy equipment & services)	12,649	471

Issuer		Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
*	Repligen Corporation (Biotechnology)	11,866	$490
*	ServiceMaster Global Holdings, Inc. (Diversified consumer services)	16,085	582
*	Sirona Dental Systems, Inc. (Health care equipment & supplies)	4,781	480
	Six Flags Entertainment Corporation (Hotels, restaurants & leisure)	11,111	498
*	Team Health Holdings, Inc. (Health care providers & services)	10,308	673
	Texas Roadhouse, Inc. (Hotels, restaurants & leisure)	12,536	469
	The Toro Co. (Machinery)	7,800	529
*	Tyler Technologies, Inc. (Software)	3,941	510
	UniFirst Corporation (Commercial services & supplies)	4,543	508
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	6,457	705
*	Virtu Financial, Inc. Class “A” (Capital markets)	23,735	557
	Watsco, Inc. (Trading companies & distributors)	3,273	405
*	Wayfair, Inc. Class “A” (Internet & catalog retail)	17,146	645
	WD-40 Co. (Household products)	4,049	353
	West Pharmaceutical Services, Inc. (Health care equipment & supplies)	7,067	410
*	Zeltiq Aesthetics, Inc. (Health care equipment & supplies)	12,488	368
*	Zoe’s Kitchen, Inc. (Hotels, restaurants & leisure)	12,856	526
			22,798
	Europe—19.2%
	Austria—0.5%
	ams AG (Semiconductors & semiconductor equipment)	5,909	259
	Belgium—0.7%
	Melexis N.V. (Semiconductors & semiconductor equipment)	6,516	378
	Denmark—0.8%
	Royal Unibrew A/S (Beverages)	14,270	488
	Finland-—0.6%
	Huhtamaki Oyj (Containers & packaging)	10,782	333
	France—1.7%
	Ipsen S.A. (Pharmaceuticals)	8,432	465
*	UBISOFT Entertainment (Software)	28,458	507
			972
	Germany—2.9%
	Aareal Bank AG (Thrifts & mortgage finance)	11,773	462
	Aurelius AG (Capital markets)	10,528	450
	CTS Eventim AG & Co KGaA (Media)	11,575	422

See accompanying Notes to Financial Statements.

46	Semiannual Report	June 30, 2015

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Germany—(continued)
	Norma Group SE (Machinery)	6,876	$348
			1,682
	Ireland—2.5%
	Beazley plc (Insurance)	147,795	687
	Greencore Group plc (Food products)	71,430	352
	Paddy Power plc (Hotels, restaurants & leisure)	4,837	415
			1,454
	Italy—5.4%
	Anima Holding SpA-144A (Capital markets)	44,245	389
	Brembo SpA (Auto components)	9,513	406
	De’Longhi SpA (Household durables)	21,943	503
	DiaSorin SpA (Health care equipment & supplies)	8,599	392
	Moncler SpA (Textiles, apparel & luxury goods)	23,515	436
	Recordati SpA (Pharmaceuticals)	21,995	461
	Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	16,814	505
			3,092
	Luxembourg—0.7%
	Grand City Properties S.A. (Real estate management & development)	22,481	390
	Sweden—2.5%
	Hexpol AB (Chemicals)	36,430	375
*	NetEnt AB (Internet software & services)	12,551	488
	Nolato AB Class “B” (Industrial conglomerates)	26,329	602
			1,465
	Switzerland—0.9%
	VZ Holding AG (Capital markets)	2,161	520

	United Kingdom—13.4%
	Close Brothers Group plc (Capital markets)	21,689	521
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	30,105	368
	Essentra plc (Chemicals)	26,066	407
	Halma plc (Electronic equipment, instruments & components)	57,724	691
	Hays plc (Professional services)	191,527	492
	Howden Joinery Group plc (Specialty retail)	81,131	660
	IG Group Holdings plc (Diversified financial services)	31,667	371
	Inchcape plc (Distributors)	32,945	420
	Jupiter Fund Management plc (Capital markets)	60,508	424
	M&C Saatchi plc (Media)	72,126	333
	Moneysupermarket.com Group plc (Internet software & services)	90,372	413
	OM Asset Management plc (Capital markets)†	30,139	536

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Scapa Group plc (Chemicals)	152,271	$476
Spirax-Sarco Engineering plc (Machinery)	7,080	377
Ted Baker plc (Textiles, apparel & luxury goods)	9,233	423
Victrex plc (Chemicals)	13,636	413
Workspace Group plc (Real estate investment trusts (REITs))	28,505	403
		7,728
Japan—9.6%
Haseko Corporation (Household durables)	62,800	741
Hoshizaki Electric Co., Ltd. (Machinery)	5,800	341
Meitec Corporation (Professional services)	11,500	429
Nihon Kohden Corporation (Health care equipment & supplies)	14,300	354
Nihon M&A Center, Inc. (Professional services)	10,600	437
Nissan Chemical Industries, Ltd. (Chemicals)	25,700	568
Obic Co., Ltd. (IT services)	8,300	370
Relo Holdings, Inc. (Real estate management & development)	4,000	396
Resorttrust, Inc. (Hotels, restaurants & leisure)	15,700	382
Sato Holdings Corporation (Commercial services & supplies)	24,200	684
Tsubakimoto Chain Co. (Machinery)	47,000	460
Zenkoku Hosho Co., Ltd. (Diversified financial services)	10,200	363
		5,525
Emerging Asia—7.3%
China—1.6%
China Medical System Holdings, Ltd. (Pharmaceuticals)	239,000	333
Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	24,056	578
		911
India—0.7%
Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	20,719	424
Malaysia—0.8%
Silverlake Axis, Ltd. (Software)	602,400	438
Philippines—1.6%
Megaworld Corporation (Real estate management & development)	3,949,000	417
Security Bank Corporation (Banks)	138,320	495
		912
Taiwan—2.1%
King Slide Works Co., Ltd. (Machinery)	32,000	427
Merida Industry Co., Ltd. (Leisure products)	46,000	298

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	47

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Voltronic Power Technology Corporation (Electrical equipment)	40,000	$505
			1,230
	Thailand—0.5%
	Supalai PCL (Real estate management & development)	566,100	315

	Asia—2.6%
	Australia—1.8%
	DuluxGroup, Ltd. (Chemicals)	92,617	409
	Echo Entertainment Group, Ltd. (Hotels, restaurants & leisure)	106,197	357
	Magellan Financial Group, Ltd. (Capital markets)	21,373	287
			1,053
	Singapore—0.8%
	ComfortDelGro Corporation, Ltd. (Road & rail)	193,000	448

	Emerging Europe, Mid-East, Africa—2.6%
	Kenya—0.6%
	Equity Group Holdings, Ltd. (Banks)	745,500	349
	South Africa—1.2%
	AVI, Ltd. (Food products)	51,479	345
	Clicks Group, Ltd. (Food & staples retailing)	48,758	361
			706
	Turkey—0.8%
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	666,062	422

	Emerging Latin America—2.1%
	Mexico—2.1%
	Credito Real S.A.B. de C.V. (Consumer finance)	201,595	451
	Gentera S.A.B. de C.V. (Consumer finance)	217,900	387
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	80,300	395
			1,233
	Total Common Stocks—99.2% (cost $51,661)		$57,116

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $322, collateralized by U.S.Treasury Note, 1.750%, due 2/28/22	$322	$322
Total Repurchase Agreement—0.6% (cost $322)		322
Total Investments—99.8% (cost $51,983)		57,438
Cash and other assets, less liabilities—0.2%		129
Net assets—100.0%		$57,567

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	25.7%
Financials	18.8%
Industrials	16.8%
Information Technology	15.6%
Health Care	11.7%
Materials	5.2%
Consumer Staples	3.3%
Energy	2.9%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	41.9%
British Pound Sterling	14.4%
Euro	12.7%
Japanese Yen	9.7%
Canadian Dollar	2.8%
Swedish Krona	2.6%
Mexican Peso	2.2%
New Taiwan Dollar	2.1%
Australian Dollar	1.8%
Philippine Peso	1.6%
Singapore Dollar	1.5%
Swiss Franc	1.4%
South African Rand	1.2%
All Other Currencies	4.1%
Total	100.0%

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2015

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair International Leaders Fund (Class N shares) posted a 7.67% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 4.59%.

The Fund’s performance benefited from favorable stock selection in the Financials, Industrials, Information Technology (“IT”), and Consumer Staples sectors. Overall sector positioning versus the Index was also favorable, including the overweighting to IT and the underweightings to Energy, Materials, Telecommunication Services, and Utilities. Financials performance was driven by relative strength in bank holdings, including Italian retail bank Intesa Sanpaolo and India’s HDFC Bank. Insurance holdings also outperformed relative to the Index, led by Hong Kong’s AIA Group. From a geographic perspective, Europe ex-U.K. stock selection was the largest contributor during the period. These positive effects were moderated by weak stock selection in the Consumer Discretionary sector, as automobile, consumer services, and media holdings lagged. Notable detractors in these areas included India’s Tata Motors due to China demand concerns, Brazil’s Kroton Educacional, and U.K.-based Reed Elsevier. Of these detractors, Kroton Educacional was liquidated from the Fund due to uncertainty surrounding the potential impact from government-proposed changes to a popular low income student loan program. From a geographic perspective, the Fund’s stock selection in Emerging Asia hampered relative performance, as Chinese and Taiwanese holdings lagged the Index.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

Kenneth J. McAtamney

Simon Fennell

June 30, 2015	William Blair Funds	49

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year		Since
	to Date	1 Year	Inception
Class N(a)	7.67%	2.14%	10.89%
Class I(a)	7.76	2.38	11.16
MSCI ACW Ex-U.S. IMI (net)(a)	4.59	(4.97)	8.56
Institutional Class(b)	7.84	2.48	11.27
MSCI ACW Ex-U.S. IMI (net)(b)	4.59	(4.97)	7.74

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2015.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Semiannual Report	June 30, 2015

International Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—33.8%
	Denmark—1.9%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	34,861	$1,899

	Finland—1.6%
	Sampo Oyj Class “A” (Insurance)	34,154	1,609

	France—6.7%
	Cap Gemini S.A. (IT services)	25,456	2,252
	Hermes International (Textiles, apparel & luxury goods)	2,037	760
	JCDecaux S.A. (Media)	25,203	1,052
	Total S.A. (Oil, gas & consumable fuels)	26,890	1,306
	Valeo S.A. (Auto components)	7,766	1,224
			6,594
	Germany—3.9%
	Bayerische Motoren Werke AG (Automobiles)	13,463	1,474
	Continental AG (Auto components)	7,735	1,830
	Rational AG (Machinery)	1,555	571
			3,875
	Ireland—1.6%
	Ryanair Holdings plc-ADR (Airlines)	22,577	1,611

	Israel—3.8%
*	Check Point Software Technologies, Ltd. (Software)†	19,086	1,518
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	38,108	2,252
			3,770
	Italy—2.4%
	Intesa Sanpaolo SpA (Banks)	639,363	2,318

	Netherlands—2.4%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	13,336	1,310
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	38,785	1,097
			2,407
	Spain—1.3%
	Amadeus IT Holding S.A. Class “A” (IT services)	31,357	1,250

	Sweden—3.0%
	Atlas Copco AB Class “A” (Machinery)	45,192	1,265
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	45,229	1,639
			2,904
	Switzerland—5.2%
*	Actelion, Ltd. (Biotechnology)	14,231	2,082
	Geberit AG (Building products)	4,188	1,396
	Partners Group Holding AG (Capital markets)	5,399	1,614
			5,092

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—19.2%
	Astellas Pharma, Inc. (Pharmaceuticals)	105,800	$1,509
	Daikin Industries, Ltd. (Building products)	27,600	1,987
	FANUC Corporation (Machinery)	7,700	1,578
	Fuji Heavy Industries, Ltd. (Automobiles)	49,459	1,822
	Hoya Corporation (Health care equipment & supplies)	36,900	1,479
	Kao Corporation (Personal products)	33,500	1,558
	Keyence Corporation (Electronic equipment, instruments & components)	2,600	1,403
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	12,400	2,164
	Nitori Holdings Co., Ltd. (Specialty retail)	13,700	1,117
	ORIX Corporation (Diversified financial services)	116,800	1,738
	SMC Corporation (Machinery)	3,900	1,175
	Sumitomo Mitsui Financial Group, Inc. (Banks)	30,300	1,352
			18,882

	United Kingdom—16.8%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	41,210	672
	AstraZeneca plc (Pharmaceuticals)	25,721	1,624
	Compass Group plc (Hotels, restaurants & leisure)	145,746	2,411
	IG Group Holdings plc (Diversified financial services)	95,742	1,123
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	33,077	1,334
	Prudential plc (Insurance)	71,542	1,723
	Reckitt Benckiser Group plc (Household products)	20,937	1,805
	Reed Elsevier plc (Media)	109,145	1,775
	St James’s Place plc (Insurance)	84,155	1,198
	Wolseley plc (Trading companies & distributors)	21,393	1,366
	WPP plc (Media)	67,633	1,515
			16,546

	Emerging Asia—13.6%
	China—6.8%
*	Baidu, Inc.-ADR (Internet software & services)	5,695	1,134
	China Overseas Land & Investment, Ltd. (Real estate management & development)	314,000	1,112
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	1,006,000	1,394
	NetEase, Inc.—ADR (Internet software & services)	9,142	1,324
	Tencent Holdings, Ltd. (Internet software & services)	85,900	1,715
			6,679

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	51

International Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—4.0%
	Hero MotoCorp, Ltd. (Automobiles)	33,620	$1,329
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	60,663	1,236
	Tata Motors, Ltd.—ADR (Automobiles)	40,573	1,399
			3,964
	Indonesia—1.0%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,349,900	1,048

	South Korea—1.8%
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	1,534	1,744

	Canada—5.6%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	49,865	2,133
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	65,017	2,271
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	41,700	1,149
			5,553

	Asia—3.9%
	Australia—1.9%
	Macquarie Group, Ltd. (Capital markets)	29,475	1,851

	Hong Kong—2.0%
	AIA Group, Ltd. (Insurance)	303,800	1,981

	Emerging Europe, Mid-East, Africa—3.6%
	South Africa—3.6%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	24,319	719
	Bidvest Group, Ltd. (Industrial conglomerates)	43,542	1,103
	Discovery, Ltd. (Insurance)	164,019	1,705
			3,527
	Total Common Stocks—96.5% (cost $82,610)		95,104

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $2,735, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$2,735	$2,735
Total Repurchase Agreement—2.8% (cost $2,735)		2,735
Total Investments—99.3% (cost $85,345)		97,839
Cash and other assets, less liabilities—0.7%		708
Net assets—100.0%		$98,547

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	25.1%
Information Technology	20.5%
Consumer Discretionary	20.0%
Industrials	12.7%
Health Care	12.2%
Consumer Staples	5.8%
Energy	3.7%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	19.9%
Euro	17.6%
British Pound Sterling	17.4%
U.S. Dollar	13.5%
Hong Kong Dollar	6.5%
Swiss Franc	5.4%
South African Rand	3.7%
Canadian Dollar	3.4%
Swedish Krona	3.1%
Indian Rupee	2.7%
Danish Krone	2.0%
Australian Dollar	1.9%
South Korean Won	1.8%
Indonesian Rupiah	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2015

International Equity Fund

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair International Equity Fund (Class N shares) posted a 6.32% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 4.34%.

The Fund’s performance was bolstered by favorable stock selection and the overweighting to the Information Technology (“IT”) sector. The Fund’s exposures to electronic equipment, IT services, and semiconductors were particularly beneficial to performance, driven by gains in Taiwan’s Largan Precision, Japan’s Obic, and Netherlands-based NXP Semiconductors. Industrials and Financials stock selection also contributed positively to performance. Within Financials, the Fund outperformed within the bank, insurance, and real estate management segments, while Industrials stock selection benefited from Japan-based factory automation company, Fanuc, which announced a higher dividend payout and share buyback. U.K.-based serviced office space provider, Regus, was another strong contributor within Industrials, driven by occupancy growth in mature centers and higher forecasted new locations for calendar year 2015. These positive effects were moderated by Healthcare, Consumer Discretionary, and Energy stock selection. Within Healthcare, Denmark-based medical device company Coloplast’s share price retreated amid decelerating operating performance in the U.S. and the U.K. Within Consumer Discretionary, U.K.-based media company Reed Elsevier and U.K.-based food service outsourcer Compass Group weakened after strong runs in late 2014, although underlying company fundamentals remained solid in our view. Within Energy, Canadian exploration holding Enerplus lagged due to disappointing financial results on lower production and higher gas exposure, while Canadian Natural Resources shares weakened amid general commodity price concerns despite better than expected first quarter earnings and management’s reaffirmed production guidance for 2015.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

David Merjan
John C. Murphy

June 30, 2015	William Blair Funds	53

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	6.32%	(1.51)%	11.45%	9.03%	4.42%
Class I	6.47	(1.23)	11.75	9.29	4.68
MSCI World Ex-U.S. Index (net)	4.34	(5.28)	11.15	8.97	5.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Semiannual Report	June 30, 2015

International Equity Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—31.9%
	Belgium—2.4%
	Anheuser-Busch InBev N.V. (Beverages)	8,011	$960
	UCB S.A. (Pharmaceuticals)	9,933	713
			1,673
	Denmark—1.0%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	13,218	720

	France—6.5%
	AXA S.A. (Insurance)	28,920	730
	BNP Paribas S.A. (Banks)	16,109	973
	Cap Gemini S.A. (IT services)	9,314	824
	Essilor International S.A. (Health care equipment & supplies)	6,426	767
	Total S.A. (Oil, gas & consumable fuels)	15,345	745
	Veolia Environnement S.A. (Multi-utilities)	25,661	523
			4,562
	Germany—4.4%
	BASF SE (Chemicals)	7,665	673
	Bayerische Motoren Werke AG (Automobiles)	5,927	649
	Continental AG (Auto components)	4,044	957
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	63,492	788
			3,067
	Ireland—1.0%
	Shire plc (Pharmaceuticals)	9,355	749

	Italy—1.2%
	Intesa Sanpaolo SpA (Banks)	233,116	845

	Netherlands—2.8%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	6,991	687
*	Sensata Technologies Holding N.V. (Electrical equipment)†	10,373	547
	Unilever N.V. (Food products)	17,174	715
			1,949
	Spain—1.2%
	Inditex S.A. (Specialty retail)	25,686	835

	Sweden—4.0%
	Assa Abloy AB Class “B” (Building products)	40,870	770
	Atlas Copco AB Class “A” (Machinery)	33,920	949
	Swedbank AB Class “A” (Banks)	46,369	1,081
			2,800
	Switzerland—7.4%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	10,182	828
	Geberit AG (Building products)	1,866	622
	Nestle S.A. (Food products)	6,747	487
	Novartis AG (Pharmaceuticals)	14,633	1,443
	Roche Holding AG (Pharmaceuticals)	3,012	844

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
Switzerland—(continued)
Syngenta AG (Chemicals)	2,392	$972
		5,196

United Kingdom—30.2%
Babcock International Group plc (Commercial services & supplies)	58,180	987
Bunzl plc (Trading companies & distributors)	18,797	513
Capita plc (Professional services)	46,877	912
Compass Group plc (Hotels, restaurants & leisure)	101,886	1,686
easyJet plc (Airlines)	45,712	1,110
Experian plc (Professional services)	56,461	1,028
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	16,648	671
Legal & General Group plc (Insurance)	214,882	840
Lloyds Banking Group plc (Banks)	808,174	1,083
Next plc (Multiline retail)	4,493	526
Prudential plc (Insurance)	56,556	1,362
Reckitt Benckiser Group plc (Household products)	14,330	1,236
Reed Elsevier plc (Media)	50,937	828
Regus plc (Commercial services & supplies)	229,818	943
Rio Tinto plc (Metals & mining)	30,945	1,271
Schroders plc (Capital markets)	16,807	839
Smith & Nephew plc (Health care equipment & supplies)	29,605	500
Standard Life plc (Insurance)	71,110	496
Travis Perkins plc (Trading companies & distributors)	39,090	1,296
Tullow Oil plc (Oil, gas & consumable fuels)	73,109	390
UBM plc (Media)	55,143	463
Wolseley plc (Trading companies & distributors)	19,107	1,220
WPP plc (Media)	44,934	1,007
		21,207

Japan—17.3%
Astellas Pharma, Inc. (Pharmaceuticals)	40,700	580
Daikin Industries, Ltd. (Building products)	6,818	491
FANUC Corporation (Machinery)	4,661	955
Fuji Heavy Industries, Ltd. (Automobiles)	16,872	621
Hoya Corporation (Health care equipment & supplies)	18,364	736
Industrial & Infrastructure Fund Investment Corporation (Real estate investment trusts (REITs))	118	533
Japan Exchange Group, Inc. (Diversified financial services)	23,211	754
Kao Corporation (Personal products)	19,389	902
Keyence Corporation (Electronic equipment, instruments & components)	1,305	704

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	55

International Equity Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Mitsubishi UFJ Financial Group, Inc. (Banks)	158,100	$1,137
Nidec Corporation (Electrical equipment)	5,842	438
Nihon M&A Center, Inc. (Professional services)	10,870	449
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	420	774
Obic Co., Ltd. (IT services)	15,474	690
ORIX Corporation (Diversified financial services)	61,229	911
SCSK Corporation (IT services)	22,263	679
Seino Holdings Co., Ltd. (Road & rail)	35,383	397
Suruga Bank, Ltd. (Banks)	18,394	395
		12,146

Canada—10.5%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	19,436	832
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	36,143	1,263
Canadian National Railway Co. (Road & rail)†	15,538	897
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	41,089	1,115
CI Financial Corporation (Capital markets)	21,674	583
Enerplus Corporation (Oil, gas & consumable fuels)	58,733	515
Intact Financial Corporation (Insurance)	7,372	512
Suncor Energy, Inc. (Oil, gas & consumable fuels)	22,186	611
The Toronto-Dominion Bank (Banks)†	24,951	1,061
		7,389

Emerging Asia—4.7%
China—1.1%
China Everbright International, Ltd. (Commercial services & supplies)	428,765	773

India—1.8%
HDFC Bank, Ltd.-ADR (Banks)	20,477	1,239

Taiwan—1.8%
Compal Electronics, Inc. (Technology hardware, storage & peripherals)	731,755	558
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	6,514	744
		1,302

Asia—1.8%
Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	194,386	1,268

Emerging Latin America—0.4%
Panama—0.4%
Copa Holdings S.A. Class “A” (Airlines)†	3,445	284

	Principal
Issuer	Amount	Value

Total Common Stocks—96.8% (cost $59,583)		$68,004

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $2,375, collateralized by U.S.Treasury Note, 1.750%, due 2/28/22	$2,375	2,375
Total Repurchase Agreement—3.4% (cost $2,375)		2,375
Total Investments—100.2% (cost $61,958)		70,379
Liabilities, plus cash and other assets—(0.2)%		(174)
Net assets—100.0%		$70,205

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.5%
Industrials	22.9%
Consumer Discretionary	13.3%
Health Care	10.4%
Information Technology	8.3%
Consumer Staples	7.5%
Energy	5.0%
Materials	4.3%
Utilities	0.8%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	32.3%
Japanese Yen	17.9%
Euro	17.2%
U.S. Dollar	8.8%
Swiss Franc	7.6%
Canadian Dollar	6.1%
Swedish Krona	4.1%
Hong Kong Dollar	3.0%
New Taiwan Dollar	1.9%
Danish Krone	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

56	Semiannual Report	June 30, 2015

Institutional International Equity Fund

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Equity Fund (Institutional Class shares) posted a 6.58% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 4.34%.

The Fund’s performance was bolstered by favorable stock selection and the overweighting to the Information Technology (“IT”) sector. The Fund’s exposures to electronic equipment, IT services, and semiconductors were particularly beneficial to performance, driven by gains in Taiwan’s Largan Precision, Japan’s Obic, and Netherlands-based NXP Semiconductors. Industrials and Financials stock selection also contributed positively to performance. Within Financials, the Fund outperformed within the bank, insurance, and real estate management segments, while Industrials stock selection benefited from Japan-based factory automation company, Fanuc, which announced a higher dividend payout and share buyback. U.K.-based serviced office space provider, Regus, was another strong contributor within Industrials, driven by occupancy growth in mature centers and higher forecasted new locations for calendar year 2015. These positive effects were moderated by Healthcare, Consumer Discretionary, and Energy stock selection. Within Healthcare, Denmark-based medical device company Coloplast’s share price retreated amid decelerating operating performance in the U.S. and the U.K. Within Consumer Discretionary, U.K.-based media company Reed Elsevier and U.K.-based food service outsourcer Compass Group weakened after strong runs in late 2014, although underlying company fundamentals remained solid in our view. Within Energy, Canadian exploration holding Enerplus lagged due to disappointing financial results on lower production and higher gas exposure, while Canadian Natural Resources shares weakened amid general commodity price concerns despite better than expected first quarter earnings and management’s reaffirmed production guidance for 2015.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

June 30, 2015	William Blair Funds	57

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional Class	6.58	(1.05)%	11.56%	9.42%	4.85%
MSCI World Ex-U.S. Index (net)	4.34	(5.28)	11.15	8.97	5.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

58	Semiannual Report	June 30, 2015

Institutional International Equity Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe-30.3%
	Belgium—2.3%
	Anheuser-Busch InBev N.V. (Beverages)	1,790	$215
	UCB S.A. (Pharmaceuticals)	2,219	159
			374
	Denmark—1.0%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	2,953	161

	France—6.2%
	AXA S.A. (Insurance)	6,461	163
	BNP Paribas S.A. (Banks)	3,599	217
	Cap Gemini S.A. (IT services)	2,081	184
	Essilor International S.A. (Health care equipment & supplies)	1,436	171
	Total S.A. (Oil, gas & consumable fuels)	3,428	167
	Veolia Environnement S.A. (Multi-utilities)	5,739	117
			1,019
	Germany—4.2%
	BASF SE (Chemicals)	1,714	151
	Bayerische Motoren Werke AG (Automobiles)	1,326	145
	Continental AG (Auto components)	904	214
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	14,184	176
			686
	Ireland—1.0%
	Shire plc (Pharmaceuticals)	2,090	167

	Italy—1.1%
	Intesa Sanpaolo SpA (Banks)	52,079	189

	Netherlands—2.6%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	1,562	153
*	Sensata Technologies Holding N.V. (Electrical equipment)†	2,317	122
	Unilever N.V. (Food products)	3,837	160
			435
	Spain—1.1%
	Inditex S.A. (Specialty retail)	5,738	187

	Sweden—3.7%
	Assa Abloy AB Class “B” (Building products)	8,634	163
	Atlas Copco AB Class “A” (Machinery)	7,578	212
	Swedbank AB Class “A” (Banks)	10,359	241
			616
	Switzerland—7.1%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	2,276	185
	Geberit AG (Building products)	417	139
	Nestle S.A. (Food products)	1,507	109
	Novartis AG (Pharmaceuticals)	3,269	322
	Roche Holding AG (Pharmaceuticals)	673	189
	Syngenta AG (Chemicals)	535	217
			1,161

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
United Kingdom—28.8%
Babcock International Group plc (Commercial services & supplies)	12,997	$220
Bunzl plc (Trading companies & distributors)	4,199	115
Capita plc (Professional services)	10,472	204
Compass Group plc (Hotels, restaurants & leisure)	22,762	377
easyJet plc (Airlines)	10,212	248
Experian plc (Professional services)	12,613	230
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	3,719	150
Legal & General Group plc (Insurance)	48,005	188
Lloyds Banking Group plc (Banks)	180,548	242
Next plc (Multiline retail)	1,004	117
Prudential plc (Insurance)	12,635	304
Reckitt Benckiser Group plc (Household products)	3,201	276
Reed Elsevier plc (Media)	11,379	185
Regus plc (Commercial services & supplies)	51,342	211
Rio Tinto plc (Metals & mining)	6,913	284
Schroders plc (Capital markets)	3,755	187
Smith & Nephew plc (Health care equipment & supplies)	6,614	112
Standard Life plc (Insurance)	15,886	111
Travis Perkins plc (Trading companies & distributors)	8,733	289
Tullow Oil plc (Oil, gas & consumable fuels)	16,333	87
UBM plc (Media)	11,751	99
Wolseley plc (Trading companies & distributors)	4,268	272
WPP plc (Media)	10,038	225
		4,733
Japan—16.5%
Astellas Pharma, Inc. (Pharmaceuticals)	9,138	130
Daikin Industries, Ltd. (Building products)	1,506	108
FANUC Corporation (Machinery)	1,000	205
Fuji Heavy Industries, Ltd. (Automobiles)	3,800	140
Hoya Corporation (Health care equipment & supplies)	4,100	164
Industrial & Infrastructure Fund Investment Corporation (Real estate investment trusts (REITs))	26	118
Japan Exchange Group, Inc. (Diversified financial services)	5,200	169
Kao Corporation (Personal products)	4,300	200
Keyence Corporation (Electronic equipment, instruments & components)	300	162
Mitsubishi UFJ Financial Group, Inc. (Banks)	35,400	255
Nidec Corporation (Electrical equipment)	1,287	96
Nihon M&A Center, Inc. (Professional services)	2,400	99
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	94	173

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	59

Institutional International Equity Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Obic Co., Ltd. (IT services)	3,500	$156
ORIX Corporation (Diversified financial services)	13,712	204
SCSK Corporation (IT services)	4,983	152
Seino Holdings Co., Ltd. (Road & rail)	7,826	88
Suruga Bank, Ltd. (Banks)	4,268	92
		2,711

Canada—10.0%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	4,342	186
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	8,074	282
Canadian National Railway Co. (Road & rail)†	3,471	201
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	9,179	249
CI Financial Corporation (Capital markets)	4,842	130
Enerplus Corporation (Oil, gas & consumable fuels)	13,121	115
Intact Financial Corporation (Insurance)	1,647	114
Suncor Energy, Inc. (Oil, gas & consumable fuels)	5,000	138
The Toronto-Dominion Bank (Banks)†	5,574	237
		1,652

Emerging Asia—4.2%
China—1.1%
China Everbright International, Ltd. (Commercial services & supplies)	96,037	173
India—1.7%
HDFC Bank, Ltd.-ADR (Banks)	4,575	277

Taiwan—1.4%
Compal Electronics, Inc. (Technology hardware, storage & peripherals)	163,000	124
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	1,000	114
		238

Asia—1.7%
Hong Kong—1.7%
AIA Group, Ltd. (Insurance)	43,471	283

Emerging Latin America—0.4%
Panama—0.4%
Copa Holdings S.A. Class “A” (Airlines)†	770	64
Total Common Stocks—91.9% (cost $13,600)		15,126

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $547, collateralized by FHLB, 2.960%, due 2/7/28	$547	$547
Total Repurchase Agreement—3.3% (cost $547)		547
Total Investments—95.2% (cost $14,147)		15,673
Cash and other assets, less liabilities—4.8%		786
Net assets—100.0%		$16,459

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.5%
Industrials	22.9%
Consumer Discretionary	13.4%
Health Care	10.4%
Information Technology	8.1%
Consumer Staples	7.6%
Energy	5.0%
Materials	4.3%
Utilities	0.8%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	32.4%
Japanese Yen	17.9%
Euro	17.3%
U.S. Dollar	8.8%
Swiss Franc	7.7%
Canadian Dollar	6.1%
Swedish Krona	4.1%
Hong Kong Dollar	3.0%
New Taiwan Dollar	1.6%
Danish Krone	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2015

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell Stephanie G. Braming

The William Blair International Growth Fund (Class N shares) posted a 6.02% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 4.59%.

The Fund’s outperformance relative to the Index for the six-month period was primarily driven by the Information Technology (“IT”) overweighting and stock selection, as well as Financials stock selection. Within IT, Japanese electronic equipment company Murata Manufacturing and Taiwanese smartphone camera maker Largan Precision were notable contributors. Murata experienced continued success in communication modules, with structured content gains driven by increasing wireless data demands. Largan experienced earnings results, ahead of consensus, supported by the positive trajectory of camera upgrades within the smartphone industry. Within Financials, performance was positively impacted by bank, insurance, and diversified financials holdings. These positive effects were moderated by weakness within the Energy sector, as Canadian exploration & production holdings lagged. Notable detractors in this area were Canadian Natural Resources, which weakened amid general commodity price concerns despite better than expected first quarter earnings and management’s reaffirmed production guidance for 2015. Suncor Energy also detracted during the period, despite solid financial results with production growth above consensus expectations and refining business strength. The underweighting and stock selection within Consumer Staples were also detrimental to relative performance.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

June 30, 2015	William Blair Funds	61

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	6.02%	(0.31)%	11.82%	10.04%	6.21%
Class I	6.16	(0.04)	12.15	10.36	6.52
MSCI ACW Ex-U.S. IMI (net)	4.59	(4.97)	9.80	8.00	5.79

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

62	Semiannual Report	June 30, 2015

International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—34.3%
	Austria—0.1%
	ams AG (Semiconductors & semiconductor equipment)	121,370	$5,309

	Belgium—0.8%
	KBC Groep N.V. (Banks)	284,289	18,997
*	Telenet Group Holding N.V. (Media)	191,933	10,440
			29,437
	Denmark—2.0%
	Coloplast A/S Class “B” (Health care equipment & supplies)	163,166	10,706
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	571,614	31,144
	Novozymes A/S Class “B” (Chemicals)	401,284	19,075
	Pandora A/S (Textiles, apparel & luxury goods)	153,655	16,509
			77,434
	Finland—1.5%
	Elisa Oyj (Diversified telecommunication services)	200,091	6,342
	Kone Oyj Class “B” (Machinery)	432,176	17,538
	Sampo Oyj Class “A” (Insurance)	736,664	34,699
			58,579
	France—5.6%
	AXA S.A. (Insurance)	2,048,208	51,674
	Cap Gemini S.A. (IT services)	399,283	35,331
	Essilor International S.A. (Health care equipment & supplies)	203,381	24,261
	Hermes International (Textiles, apparel & luxury goods)	31,363	11,699
	Ingenico Group (Electronic equipment, instruments & components)	56,208	6,599
	Plastic Omnium S.A. (Auto components)	190,714	4,859
	Publicis Groupe S.A. (Media)	190,673	14,098
	Total S.A. (Oil, gas & consumable fuels)	449,979	21,857
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	98,065	24,785
	Valeo S.A. (Auto components)	151,256	23,836
			218,999
	Germany—4.9%
	BASF SE (Chemicals)	186,437	16,383
	Bayer AG (Pharmaceuticals)	99,537	13,932
	Bayerische Motoren Werke AG (Automobiles)	227,911	24,946
	Brenntag AG (Trading companies & distributors)	287,235	16,469
	Continental AG (Auto components)	162,590	38,473
	Deutsche Annington Immobilien SE (Real estate management & development)	259,989	7,333
	Deutsche Wohnen AG (Real estate management & development)	289,707	6,639
*	Dialog Semiconductor plc (Semiconductors & semiconductor equipment)	119,579	6,464
	Fielmann AG (Specialty retail)	83,599	5,683

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	ProSiebenSat.1 Media AG (Media)	723,648	$35,739
	TUI AG (Hotels, restaurants & leisure)	424,531	6,863
	Wirecard AG (IT services)	124,990	4,787
*	Zalando SE—144A (Internet & catalog retail)	172,061	5,746
			189,457
	Ireland—1.9%
*	ICON plc (Life sciences tools & services)†	138,296	9,307
	Kingspan Group plc (Building products)	302,732	7,307
	Shire plc (Pharmaceuticals)	556,530	44,553
	Smurfit Kappa Group plc (Containers & packaging)	407,484	11,226
			72,393
	Israel—2.0%
*	Check Point Software Technologies, Ltd. (Software)†	468,931	37,303
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	647,068	38,242
			75,545
	Italy—2.2%
	Azimut Holding SpA (Capital markets)	316,451	9,258
	Banca Generali SpA (Capital markets)	354,530	12,482
	Intesa Sanpaolo SpA (Banks)	16,297,745	59,087
*	Yoox SpA (Internet & catalog retail)	184,034	5,954
			86,781
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	29,844	9,086

	Netherlands—1.2%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	288,364	28,317
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	573,222	16,213
			44,530
	Norway—0.1%
	Gjensidige Forsikring ASA (Insurance)	314,370	5,068

	Portugal—0.1%
	Jeronimo Martins SGPS S.A. (Food &staples retailing)	432,454	5,544

	Spain—3.8%
	Abertis Infraestructuras S.A. (Transportation infrastructure)	633,600	10,391
	Amadeus IT Holding S.A. Class “A” (IT services)	381,285	15,199
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	2,902,069	28,445
	Bankinter S.A. (Banks)	2,178,023	16,096
	Distribuidora Internacional de Alimentacion S.A. (Food & staples retailing)	1,380,285	10,541
	Inditex S.A. (Specialty retail)	297,488	9,670
	Mapfre S.A. (Insurance)	5,199,490	17,894

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	63

International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—(continued)
	Repsol S.A. (Oil, gas & consumable fuels)	1,830,914	$32,149
	Viscofan S.A. (Food products)	86,644	5,240
			145,625
	Sweden—1.9%
	Assa Abloy AB Class “B” (Building products)	1,304,346	24,561
	Atlas Copco AB Class “A” (Machinery)	1,010,841	28,289
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	275,535	9,985
	Hexpol AB (Chemicals)	583,660	6,016
	Intrum Justitia AB (Commercial services & supplies)	181,506	5,496
			74,347
	Switzerland—6.0%
*	Actelion, Ltd. (Biotechnology)	193,345	28,290
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	157,284	12,794
*	Clariant AG (Chemicals)	897,971	18,402
	Geberit AG (Building products)	46,326	15,444
*	Glencore plc (Metals & mining)	6,531,253	26,199
*	Lonza Group AG (Life sciences tools & services)	91,888	12,275
	Nestle S.A. (Food products)	460,564	33,251
	Novartis AG (Pharmaceuticals)	636,177	62,703
	Partners Group Holding AG (Capital markets)	84,068	25,132
			234,490

	Japan—20.3%
	Alps Electric Co., Ltd. (Electronic equipment,instruments & components)	209,600	6,465
	Asahi Group Holdings, Ltd. (Beverages)	358,600	11,405
*	Asahi Kasei Corporation (Chemicals)	4,115,000	33,808
	Astellas Pharma, Inc. (Pharmaceuticals)	2,181,800	31,118
	Casio Computer Co., Ltd. (Household durables)	336,500	6,643
	Daicel Corporation (Chemicals)	871,800	11,198
	Daikin Industries, Ltd. (Building products)	463,500	33,362
	FANUC Corporation (Machinery)	110,400	22,624
	Fuji Electric Co., Ltd. (Electrical equipment)	1,231,000	5,301
	Fuji Heavy Industries, Ltd. (Automobiles)	1,191,700	43,896
	Hoya Corporation (Health care equipment & supplies)	509,400	20,424
	Kao Corporation (Personal products)	502,600	23,380
	KDDI Corporation (Wireless telecommunication services)	1,667,200	40,241
	Keyence Corporation (Electronic equipment, instruments & components)	49,600	26,773
	M3, Inc. (Health care technology)	380,700	7,659
	Minebea Co., Ltd. (Machinery)	849,444	14,027
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	329,100	57,438
	Nidec Corporation (Electrical equipment)	234,300	17,546

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nissan Chemical Industries, Ltd. (Chemicals)	280,200	$6,189
	Nitori Holdings Co., Ltd. (Specialty retail)	189,400	15,445
	Nomura Research Institute, Ltd. (IT services)	441,800	17,292
	Omron Corporation (Electronic equipment, instruments & components)	523,100	22,739
	ORIX Corporation (Diversified financial services)	3,877,300	57,691
	Pola Orbis Holdings, Inc. (Personal products)	105,500	5,974
	Rakuten, Inc. (Internet & catalog retail)	1,268,300	20,493
	Recruit Holdings Co., Ltd. (Professional services)	165,300	5,045
	SCSK Corporation (IT services)	198,800	6,067
	Secom Co., Ltd. (Commercial services & supplies)	306,500	19,897
	Shionogi & Co., Ltd. (Pharmaceuticals)	773,000	29,970
	SMC Corporation (Machinery)	39,500	11,898
	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,197,700	53,424
	Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	722,000	25,329
	Suruga Bank, Ltd. (Banks)	856,000	18,374
	Sysmex Corporation (Health care equipment & supplies)	391,700	23,364
	Tadano, Ltd. (Machinery)	308,000	4,605
	Temp Holdings Co., Ltd. (Professional services)	166,500	6,013
	Trend Micro, Inc. (Software)	231,900	7,939
	Tsuruha Holdings, Inc. (Food & staple retailing)	138,500	10,785
	Unicharm Corporation (Household products)	416,300	9,897
			791,738

	United Kingdom—15.5%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	429,919	7,005
	Ashtead Group plc (Trading companies & distributors)	1,049,084	18,116
	Babcock International Group plc (Commercial services & supplies)	609,516	10,343
	Berkeley Group Holdings plc
	(Household durables)	124,273	6,534
	BT Group plc (Diversified telecommunication services)	5,942,892	42,039
*	BTG plc (Pharmaceuticals)	808,727	7,980
	Bunzl plc (Trading companies & distributors)	615,654	16,812
	Capita plc (Professional services)	832,143	16,187
	Compass Group plc (Hotels, restaurants leisure)	1,286,262	21,282
	Derwent London plc (Real estate investment trusts (REITs))	177,753	9,502
	easyJet plc (Airlines)	1,402,211	34,062
	Halma plc (Electronic equipment, instruments & components)	554,905	6,644
	Hikma Pharmaceuticals plc (Pharmaceuticals)	185,952	5,648
	Hiscox, Ltd. (Insurance)	477,454	6,294

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2015

International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	409,381	$16,506
	ITV plc (Media)	11,220,641	46,421
*	Just Eat plc (Internet software & services)	897,455	5,736
	Merlin Entertainments plc—144A (Hotels, restaurants & leisure)	1,730,345	11,612
	Next plc (Multiline retail)	185,303	21,691
	Provident Financial plc (Consumer finance)	321,409	14,782
	Prudential plc (Insurance)	2,762,484	66,519
	Reckitt Benckiser Group plc (Household products)	630,562	54,373
	Reed Elsevier plc (Media)	588,197	9,565
	Schroders plc (Capital markets)	224,900	11,223
	SSE plc (Electric utilities)	608,255	14,680
	Taylor Wimpey plc (Household durables)	3,607,787	10,532
	The Sage Group plc (Software)	1,100,284	8,860
	UBM plc (Media)	576,567	4,842
	Unilever plc (Personal products)	910,042	39,036
	Whitbread plc (Hotels, restaurants & leisure)	365,272	28,387
	WPP plc (Media)	1,268,388	28,420
			601,633

	Emerging Asia—10.7%
	China—4.3%
*	Baidu, Inc.—ADR (Internet software & services)	65,258	12,992
	China Merchants Bank Co., Ltd. Class “H” (Banks)	6,600,000	19,328
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,458,000	15,787
	CITIC Securities Co., Ltd. Class “H” (Capital markets)	2,261,000	8,167
	CNOOC, Ltd. (Oil, gas & consumable fuels)	1,493,000	2,122
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	18,294,000	14,514
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	9,374,000	12,988
	NetEase, Inc.—ADR (Internet software & services)	98,384	14,252
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,494,000	20,122
	Tencent Holdings, Ltd. (Internet software & services)	1,360,800	27,175
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	544,032	12,105
*	YY, Inc.—ADR (Internet software & services)	85,686	5,957
			165,509
	India—2.7%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	1,245,707	6,022
*	Axis Bank, Ltd. (Banks)	1,743,619	15,279
*	HDFC Bank, Ltd. (Banks)	950,029	15,902
	Hindustan Unilever, Ltd. (Household products)	1,302,803	18,720
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	567,113	11,559

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Maruti Suzuki India, Ltd. (Automobiles)	153,922	$9,710
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,350,838	18,570
	Tata Motors, Ltd. (Automobiles)	1,650,523	11,241
			107,003
	Indonesia—0.2%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	7,811,500	6,064
	South Korea—1.6%
	Amorepacific Corporation (Personal products)	19,040	7,135
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	35,726	40,612
	SK Hynix, Inc. (Semiconductors &semiconductor equipment)	362,820	13,759
			61,506
	Taiwan—1.7%
	CTBC Financial Holding Co., Ltd. (Banks)	10,443,000	8,225
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	9,732,000	19,366
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	162,000	18,508
	Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	3,297,000	5,049
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors &semiconductor equipment)	652,145	14,810
			65,958
	Thailand—0.2%
	Advanced Info Service PCL (Wireless telecommunication services)	1,248,200	8,869

	Canada—6.5%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	465,436	19,911
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	626,410	21,880
	Canadian National Railway Co. (Road & rail)†	185,396	10,707
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	1,367,542	37,117
	CI Financial Corporation (Capital markets)	514,835	13,850
	Constellation Software, Inc. (Software)	16,092	6,389
	Dollarama, Inc. (Multiline retail)	226,420	13,723
	Enbridge, Inc. (Oil, gas & consumable fuels)	776,074	36,293
	Intact Financial Corporation (Insurance)	164,495	11,430
	Saputo, Inc. (Food products)	423,149	10,235
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	1,325,100	36,496
	The Toronto-Dominion Bank (Banks)	630,431	26,772
*	Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)†	38,309	8,510
			253,313

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	65

International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—5.2%
	Australia—1.8%
	Australia & New Zealand Banking Group, Ltd. (Banks)	701,584	$17,430
	Lend Lease Group (Real estate management & development)	622,621	7,220
	Macquarie Group, Ltd. (Capital markets)	292,349	18,361
	REA Group, Ltd. (Media)	248,607	7,521
	Telstra Corporation, Ltd. (Diversified telecommunication services)	4,078,793	19,323
			69,855
	Hong Kong—2.9%
	AIA Group, Ltd. (Insurance)	10,344,600	67,460
*	Cheung Kong Property Holdings, Ltd. (Real estate management & development)	927,077	7,666
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	34
	CK Hutchison Holdings, Ltd. (Industrial conglomerates)	927,077	13,682
	Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	464,700	16,402
	Techtronic Industries Co., Ltd. (Household durables)	2,917,500	9,598
			114,842
	Singapore—0.5%
	DBS Group Holdings, Ltd. (Banks)	1,254,700	19,274

	Emerging Europe, Mid-East, Africa—2.4%
	South Africa—1.9%
	Bidvest Group, Ltd. (Industrial conglomerates)	348,403	8,825
	FirstRand, Ltd. (Diversified financial services)	4,177,673	18,309
	MTN Group, Ltd. (Wireless telecommunication services)	1,094,216	20,574
	Naspers, Ltd. (Media)	87,031	13,556
	Sanlam, Ltd. (Insurance)	850,382	4,637
	Steinhoff International Holdings, Ltd. (Household durables)	1,538,131	9,734
			75,635
	United Arab Emirates—0.5%
	Dubai Islamic Bank PJSC (Banks)	3,243,256	6,040
	Emaar Properties PJSC (Real estate management & development)	3,241,854	6,955
	First Gulf Bank PJSC (Banks)	1,306,445	5,407
			18,402

	Emerging Latin America—2.2%
	Brazil—1.1%
	AMBEV S.A.—ADR (Beverages)	4,373,184	26,676
	BB Seguridade Participacoes S.A. (Insurance)	1,405,800	15,419
			42,095
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—0.8%
	Arca Continental S.A.B. de C.V. (Beverages)	1,076,104	$6,111
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	2,649,100	6,300
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	83,548	7,443
	Grupo Televisa S.A.—ADR (Media)	245,481	9,530
			29,384
	Peru—0.3%
	Credicorp, Ltd. (Banks)†	93,990	13,057
	Total Common Stocks—97.1% (cost $3,316,083)		3,776,761

	Preferred Stock
	Brazil—0.3%
	Itau Unibanco Holding S.A. (Banks)	930,720	10,244
	Total Preferred Stock—0.3% (cost $12,434)		10,244

	Rights
	Spain—0.0%
*	Abertis Infraestructuras S.A., Expiring 7/29/15 (Transportation infrastructure)	633,600	520
*	Repsol S.A., Expiring 7/30/15 (Oil, gas & consumable fuels)	1,830,914	949
	Total Rights—0.0% (cost $1,652)		1,469

	Affiliated Fund
	China—1.0%
	William Blair China A-Share Fund, LLC§	1,775,553	37,015
	Total Affiliated Fund—1.0% (cost $17,756)		37,015

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/2015, due 7/1/2015, repurchase price $43,130, collateralized by U.S. Treasury Note, 1.750%,due 2/28/22	$43,130	43,130
	Total Repurchase Agreement—1.1% (cost $43,130)		43,130
	Total Investments—99.5% (cost $3,391,055)		3,868,619
	Cash and other assets, less liabilities—0.5%		19,663
	Net assets—100.0%		$3,888,282

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2015

International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. These holdings represent 0.00% of the Fund’s net assets at June 30, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.95% of the net assets at June 30, 2015.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.6%
Consumer Discretionary	16.4%
Information Technology	13.0%
Health Care	11.5%
Industrials	10.7%
Consumer Staples	8.1%
Energy	4.8%
Materials	3.9%
Telecommunication Services	3.6%
Utilities	0.4%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	20.7%
Euro	20.4%
British Pound Sterling	17.6%
U.S. Dollar	8.1%
Hong Kong Dollar	6.1%
Swiss Franc	5.6%
Canadian Dollar	5.6%
Indian Rupee	2.8%
Danish Krone	2.0%
South African Rand	2.0%
Swedish Krona	1.9%
Australian Dollar	1.8%
South Korean Won	1.6%
New Taiwan Dollar	1.3%
All Other Currencies	2.5%
Total	100.0%

As of June 30, 2015, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Period Ended June 30, 2015 (in thousands)
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Fund Name	12/31/2014	Purchases	Sales	06/30/2015	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	2,202,200	—	426,647	1,775,553	$37,015	$—	$5,623	$8,182

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	67

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell Stephanie G. Braming

The William Blair Institutional International Growth Fund (Institutional Class shares) posted a 6.16% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 4.59%.

The Fund’s outperformance relative to the Index for the six-month period was primarily driven by the Information Technology (“IT”) overweighting and stock selection, as well as Financials stock selection. Within IT, Japanese electronic equipment company Murata Manufacturing and Taiwanese smartphone camera maker Largan Precision were a notable contributors. Murata experienced continued success in communication modules, with structured content gains driven by increasing wireless data demands. Largan experienced earnings results, ahead of consensus, supported by the positive trajectory of camera upgrades within the smartphone industry. Within Financials, performance was positively impacted by bank, insurance, and diversified financials holdings. These positive effects were moderated by weakness within the Energy sector, as Canadian exploration & production holdings lagged. Notable detractors in this area were Canadian Natural Resources, which weakened amid general commodity price concerns despite better than expected first quarter earnings and management’s reaffirmed production guidance for 2015. Suncor Energy also detracted during the period, despite solid financial results with production growth above consensus expectations and refining business strength. The underweighting and stock selection within Consumer Staples were also detrimental to relative performance.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

68	Semiannual Report	June 30, 2015

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional Class	6.16%	0.06%	12.19%	10.57%	6.71%
MSCI ACW Ex-U.S. IMI (net)	4.59	(4.97)	9.80	8.00	5.79

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	69

Institutional International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—34.6%
	Austria—0.1%
	ams AG (Semiconductors & semiconductor equipment)	76,938	$3,366
	Belgium—0.8%
	KBC Groep N.V. (Banks)	178,854	11,952
*	Telenet Group Holding N.V. (Media)	121,643	6,616
			18,568
	Denmark—2.0%
	Coloplast A/S Class “B” (Health care equipment & supplies)	103,411	6,786
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	359,939	19,611
	Novozymes A/S Class “B” (Chemicals)	253,201	12,036
	Pandora A/S (Textiles, apparel & luxury goods)	97,181	10,441
			48,874
	Finland—1.5%
	Elisa Oyj (Diversified telecommunication services)	126,168	3,999
	Kone Oyj Class “B” (Machinery)	273,904	11,115
	Sampo Oyj Class “A” (Insurance)	465,911	21,946
			37,060
	France—5.7%
	AXA S.A. (Insurance)	1,293,686	32,638
	Cap Gemini S.A. (IT services)	251,819	22,282
	Essilor International S.A. (Health care equipment & supplies)	128,899	15,376
	Hermes International (Textiles, apparel & luxury goods)	19,877	7,415
	Ingenico Group (Electronic equipment, instruments & components)	35,624	4,182
	Plastic Omnium S.A. (Auto components)	120,870	3,080
	Publicis Groupe S.A. (Media)	121,262	8,966
	Total S.A. (Oil, gas & consumable fuels)	285,188	13,853
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	62,152	15,708
	Valeo S.A. (Auto components)	95,863	15,107
			138,607
	Germany—4.9%
	BASF SE (Chemicals)	118,160	10,383
	Bayer AG (Pharmaceuticals)	63,084	8,830
	Bayerische Motoren Werke AG (Automobiles)	144,445	15,810
	Brenntag AG (Trading companies & distributors)	181,423	10,402
	Continental AG (Auto components)	103,046	24,383
	Deutsche Annington Immobilien SE (Real estate management & development)	164,776	4,648
	Deutsche Wohnen AG (Real estate management & development)	183,611	4,208
*	Dialog Semiconductor plc (Semiconductors & semiconductor equipment)	75,628	4,088
	Fielmann AG (Specialty retail)	52,983	3,601

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	ProSiebenSat.1 Media AG (Media)	455,673	$22,505
	TUI AG (Hotels, restaurants & leisure)	268,499	4,340
	Wirecard AG (IT services)	79,216	3,034
*	Zalando SE—144A (Internet & catalog retail)	108,566	3,626
			119,858
	Ireland—1.9%
*	ICON plc (Life sciences tools & services)†	87,642	5,898
	Kingspan Group plc (Building products)	191,211	4,615
	Shire plc (Pharmaceuticals)	352,717	28,237
	Smurfit Kappa Group plc (Containers & packaging)	258,255	7,115
			45,865
	Israel—2.0%
*	Check Point Software Technologies, Ltd. (Software)†	297,199	23,642
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	410,098	24,237
			47,879
	Italy—2.3%
	Azimut Holding SpA (Capital markets)	199,816	5,845
	Banca Generali SpA (Capital markets)	224,694	7,911
	Intesa Sanpaolo SpA (Banks)	10,293,958	37,321
*	Yoox SpA (Internet & catalog retail)	116,240	3,761
			54,838
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	18,915	5,759

	Netherlands—1.2%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	182,759	17,947
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	363,296	10,275
			28,222
	Norway—0.1%
	Gjensidige Forsikring ASA (Insurance)	199,241	3,212

	Portugal—0.1%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	272,686	3,496

	Spain—3.8%
	Abertis Infraestructuras S.A. (Transportation infrastructure)	401,563	6,585
	Amadeus IT Holding S.A. Class “A” (IT services)	240,704	9,595
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	1,827,499	17,913
	Bankinter S.A. (Banks)	1,380,386	10,201
	Distribuidora Internacional de Alimentacion S.A. (Food & staples retailing)	871,316	6,654
	Inditex S.A. (Specialty retail)	189,000	6,143
	Mapfre S.A. (Insurance)	3,274,062	11,268

See accompanying Notes to Financial Statements.

70	Semiannual Report	June 30, 2015

Institutional International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—(continued)
	Repsol S.A. (Oil, gas & consumable fuels)	1,157,981	$20,333
	Viscofan S.A. (Food products)	54,913	3,321
			92,013
	Sweden—1.9%
	Assa Abloy AB Class “B” (Building products)	822,462	15,487
	Atlas Copco AB Class “A” (Machinery)	640,650	17,929
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	174,629	6,328
	Hexpol AB (Chemicals)	369,910	3,813
	Intrum Justitia AB (Commercial services & supplies)	115,035	3,483
			47,040
	Switzerland—6.1%
*	Actelion, Ltd. (Biotechnology)	122,538	17,929
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	99,234	8,072
*	Clariant AG (Chemicals)	569,115	11,663
	Geberit AG (Building products)	29,361	9,789
*	Glencore plc (Metals & mining)	4,139,374	16,605
*	Lonza Group AG (Life sciences tools & services)	58,212	7,776
	Nestle S.A. (Food products)	291,896	21,074
	Novartis AG (Pharmaceuticals)	400,593	39,483
	Partners Group Holding AG (Capital markets)	53,281	15,928
			148,319

	Japan—20.5%
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	132,300	4,081
	Asahi Group Holdings, Ltd. (Beverages)	227,300	7,229
*	Asahi Kasei Corporation (Chemicals)	2,608,000	21,427
	Astellas Pharma, Inc. (Pharmaceuticals)	1,377,000	19,639
	Casio Computer Co., Ltd. (Household durables)	213,300	4,211
	Daicel Corporation (Chemicals)	552,600	7,098
	Daikin Industries, Ltd. (Building products)	293,800	21,147
	FANUC Corporation (Machinery)	69,500	14,242
	Fuji Electric Co., Ltd. (Electrical equipment)	780,000	3,359
	Fuji Heavy Industries, Ltd. (Automobiles)	750,400	27,641
	Hoya Corporation (Health care equipment & supplies)	320,400	12,846
	Kao Corporation (Personal products)	317,900	14,788
	KDDI Corporation (Wireless telecommunication services)	1,048,700	25,312
	Keyence Corporation (Electronic equipment, instruments & components)	31,200	16,841
	M3, Inc. (Health care technology)	241,300	4,854
	Minebea Co., Ltd. (Machinery)	538,726	8,896
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	207,000	36,128
	Nidec Corporation (Electrical equipment)	148,500	11,121
	Nissan Chemical Industries, Ltd. (Chemicals)	179,300	3,960
	Nitori Holdings Co., Ltd. (Specialty retail)	120,000	9,786

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Nomura Research Institute, Ltd. (IT services)	280,000	$10,959
Omron Corporation (Electronic equipment, instruments & components)	331,500	14,410
ORIX Corporation (Diversified financial services)	2,452,300	36,489
Pola Orbis Holdings, Inc. (Personal products)	67,200	3,805
Rakuten, Inc. (Internet & catalog retail)	799,500	12,918
Recruit Holdings Co., Ltd. (Professional services)	104,800	3,198
SCSK Corporation (IT services)	126,000	3,845
Secom Co., Ltd. (Commercial services & supplies)	194,300	12,614
Shionogi & Co., Ltd. (Pharmaceuticals)	488,000	18,920
SMC Corporation (Machinery)	24,800	7,470
Sumitomo Mitsui Financial Group, Inc. (Banks)	757,500	33,788
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	458,000	16,068
Suruga Bank, Ltd. (Banks)	543,000	11,656
Sysmex Corporation (Health care equipment & supplies)	248,300	14,811
Tadano, Ltd. (Machinery)	195,000	2,916
Temp Holdings Co., Ltd. (Professional services)	105,500	3,810
Trend Micro, Inc. (Software)	146,400	5,012
Tsuruha Holdings, Inc. (Food & staple retailing)	87,800	6,837
Unicharm Corporation (Household products)	262,700	6,245
		500,377

United Kingdom—15.6%
ARM Holdings plc (Semiconductors & semiconductor equipment)	272,474	4,440
Ashtead Group plc (Trading companies & distributors)	664,888	11,481
Babcock International Group plc (Commercial services & supplies)	386,298	6,555
Berkeley Group Holdings plc (Household durables)	78,411	4,122
BT Group plc (Diversified telecommunication services)	3,753,639	26,552
*BTG plc (Pharmaceuticals)	512,554	5,058
Bunzl plc (Trading companies & distributors)	390,189	10,655
Capita plc (Professional services)	525,047	10,213
Compass Group plc (Hotels, restaurants & leisure)	815,206	13,488
Derwent London plc (Real estate investment trusts (REITs))	112,272	6,001
easyJet plc (Airlines)	882,170	21,429
Halma plc (Electronic equipment, instruments & components)	351,687	4,211
Hikma Pharmaceuticals plc (Pharmaceuticals)	117,852	3,579
Hiscox, Ltd. (Insurance)	297,080	3,916
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	259,458	10,461

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	71

Institutional International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	ITV plc (Media)	7,087,165	$29,320
*	Just Eat plc (Internet software & services)	566,256	3,619
	Merlin Entertainments plc—144A (Hotels, restaurants & leisure)	1,091,774	7,327
	Next plc (Multiline retail)	117,041	13,701
	Provident Financial plc (Consumer finance)	202,796	9,327
	Prudential plc (Insurance)	1,750,806	42,158
	Reckitt Benckiser Group plc (Household products)	399,637	34,461
	Reed Elsevier plc (Media)	372,011	6,050
	Schroders plc (Capital markets)	141,491	7,061
	SSE plc (Electric utilities)	384,185	9,272
	Taylor Wimpey plc (Household durables)	2,277,007	6,648
	The Sage Group plc (Software)	694,573	5,593
	UBM plc (Media)	361,402	3,035
	Unilever plc (Personal products)	576,766	24,741
	Whitbread plc (Hotels, restaurants & leisure)	231,502	17,991
	WPP plc (Media)	798,690	17,896
			380,361

	Emerging Asia—10.7%
	China—4.3%
*	Baidu, Inc.-ADR (Internet software & services)	41,359	8,234
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,200,000	12,299
	China Overseas Land & Investment, Ltd. (Real estate management & development)	2,826,000	10,007
	CITIC Securities Co., Ltd. Class “H” (Capital markets)	1,426,500	5,153
	CNOOC, Ltd. (Oil, gas & consumable fuels)	940,000	1,336
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	11,570,000	9,180
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	5,914,000	8,194
	NetEase, Inc.—ADR (Internet software & services)	62,036	8,987
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	941,000	12,674
	Tencent Holdings, Ltd. (Internet software & services)	859,000	17,154
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	344,797	7,672
*	YY, Inc.—ADR (Internet software & services)	54,306	3,775
			104,665
	India—2.8%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	789,504	3,817
*	Axis Bank, Ltd. (Banks)	1,097,937	9,621
*	HDFC Bank, Ltd. (Banks)	598,223	10,013
	Hindustan Unilever, Ltd. (Household products)	825,690	11,864
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	357,105	7,279

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Maruti Suzuki India, Ltd. (Automobiles)	97,553	$6,154
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	850,609	11,693
	Tata Motors, Ltd. (Automobiles)	1,046,067	7,125
			67,566
	Indonesia—0.1%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	4,968,800	3,857

	South Korea—1.6%
	Amorepacific Corporation (Personal products)	12,030	4,508
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	22,642	25,739
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	229,950	8,720
			38,967
	Taiwan—1.7%
	CTBC Financial Holding Co., Ltd. (Banks)	6,570,000	5,174
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	6,168,000	12,274
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	103,000	11,767
	Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	2,090,000	3,201
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	413,316	9,387
			41,803
	Thailand—0.2%
	Advanced Info Service PCL (Wireless telecommunication services)	791,100	5,621

	Canada—6.6%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	294,984	12,619
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	397,006	13,867
	Canadian National Railway Co. (Road & rail)†	117,500	6,786
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	860,180	23,347
	CI Financial Corporation (Capital markets)	326,292	8,778
	Constellation Software, Inc. (Software)	10,199	4,049
	Dollarama, Inc. (Multiline retail)	143,500	8,697
	Enbridge, Inc. (Oil, gas & consumable fuels)	491,860	23,002
	Intact Financial Corporation (Insurance)	103,489	7,191
	Saputo, Inc. (Food products)	268,183	6,487
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	839,800	23,130
	The Toronto-Dominion Bank (Banks)	397,992	16,901
*	Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)†	24,333	5,405
			160,259

See accompanying Notes to Financial Statements.

72	Semiannual Report	June 30, 2015

Institutional International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—5.3%
	Australia—1.8%
	Australia & New Zealand Banking Group, Ltd. (Banks)	441,779	$10,976
	Lend Lease Group (Real estate management & development)	392,058	4,546
	Macquarie Group, Ltd. (Capital markets)	184,715	11,601
	REA Group, Ltd. (Media)	156,469	4,734
	Telstra Corporation, Ltd. (Diversified telecommunication services)	2,568,371	12,167
			44,024
	Hong Kong—3.0%
	AIA Group, Ltd. (Insurance)	6,514,000	42,480
*	Cheung Kong Property Holdings, Ltd. (Real estate management & development)	587,562	4,859
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	17
	CK Hutchison Holdings, Ltd. (Industrial conglomerates)	587,562	8,671
	Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	292,600	10,328
	Techtronic Industries Co., Ltd. (Household durables)	1,837,000	6,043
			72,398
	Singapore—0.5%
	DBS Group Holdings, Ltd. (Banks)	791,200	12,154

	Emerging Europe, Mid-East, Africa—2.4%
	South Africa—1.9%
	Bidvest Group, Ltd. (Industrial conglomerates)	220,811	5,593
	FirstRand, Ltd. (Diversified financial services)	2,650,694	11,617
	MTN Group, Ltd. (Wireless telecommunication services)	692,048	13,012
	Naspers, Ltd. (Media)	55,158	8,592
	Sanlam, Ltd. (Insurance)	538,955	2,939
	Steinhoff International Holdings, Ltd. (Household durables)	971,513	6,148
			47,901
	United Arab Emirates—0.5%
	Dubai Islamic Bank PJSC (Banks)	2,047,362	3,813
	Emaar Properties PJSC (Real estate management & development)	2,054,620	4,408
	First Gulf Bank PJSC (Banks)	827,998	3,426
			11,647

	Emerging Latin America—2.2%
	Brazil—1.1%
	AMBEV S.A.—ADR (Beverages)	2,771,634	16,907
	BB Seguridade Participacoes S.A. (Insurance)	889,900	9,760
			26,667
		Shares/
		Principal
		Amount/
Issuer		Contracts	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—0.8%
	Arca Continental S.A.B. de C.V. (Beverages)	682,012	$3,873
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	1,678,900	3,993
	Fomento Economico Mexicano S.A.B de C.V.—ADR (Beverages)	52,755	4,700
	Grupo Televisa S.A.—ADR (Media)	154,892	6,013
			18,579
	Peru—0.3%
	Credicorp, Ltd. (Banks)†	59,569	8,275
	Total Common Stocks—97.9% (cost $2,112,233)		2,388,097

	Preferred Stock
	Brazil—0.3%
	Itau Unibanco Holding S.A. (Banks)	589,900	6,493
	Total Preferred Stock—0.3% (cost $7,876)		6,493

	Rights
	Spain—0.0%
*	Abertis Infraestructuras S.A., Expiring 7/29/15 (Transportation infrastructure)	401,560	329
*	Repsol S.A., Expiring 7/30/15 (Oil, gas & consumable fuels)	1,157,981	601
	Total Rights—0.0% (cost $1,045)		930

	Affiliated Fund
	China—0.9%
	William Blair China A-Share Fund, LLC§	1,004,710	20,945
	Total Affiliated Fund—0.9% (cost $10,047)		20,945

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15 repurchase price $5,350, collateralized by FFCB, 2.625%, due 7/16/24	$5,350	5,350
	Total Repurchase Agreement—0.2% (cost $5,350)		5,350
	Total Investments—99.3% (cost $2,136,551)		2,421,815
	Cash and other assets, less liabilities—0.7%		16,510
	Net assets—100.0%		$2,438,325

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	73

Institutional International Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. These holdings represent 0.00% of the Fund’s net assets at June 30, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.86% of the net assets at June 30, 2015.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.6%
Consumer Discretionary	16.4%
Information Technology	13.0%
Health Care	11.6%
Industrials	10.7%
Consumer Staples	8.0%
Energy	4.8%
Materials	3.9%
Telecommunication Services	3.6%
Utilities	0.4%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	20.7%
Euro	20.4%
British Pound Sterling	17.6%
U.S. Dollar	8.0%
Hong Kong Dollar	6.1%
Swiss Franc	5.6%
Canadian Dollar	5.6%
Indian Rupee	2.8%
Danish Krone	2.0%
South African Rand	2.0%
Swedish Krona	2.0%
Australian Dollar	1.8%
South Korean Won	1.6%
New Taiwan Dollar	1.3%
All Other Currencies	2.5%
Total	100.0%

As of June 30, 2015, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Period Ended June 30, 2015 (in thousands)
Fund Name	Balance 12/31/2014	Purchases	Sales	Balance 6/30/2015	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	1,183,400	—	178,690	1,004,710	$20,945	$—	$2,355	$4,945

See accompanying Notes to Financial Statements.

74	Semiannual Report	June 30, 2015

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Andrew G. Flynn Stephanie G. Braming

The William Blair International Small Cap Growth Fund (Class N shares) posted a 6.93% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 8.32%.

The Fund’s underperformance relative to the Index for the six-month period was largely due to the low valuation market rally in April. The Fund’s emphasis on higher-quality, growth-oriented companies-which typically trade at higher valuation multiples-was therefore detrimental. More broadly, underperformance in Financials and Healthcare, coupled with weakness in low cost airlines and in China during its April rally were the key detractors from performance. China stock selection detracted from six-month performance, largely due to April, as low quality and illiquid companies outperformed. Within Financials, performance was largely hampered by underperformance in real estate development companies in Southeast Asia on concerns about slowing demand and the potential impact of a rising U.S. interest rate environment. The overweighting and stock selection in insurance holdings also hurt results, led on the downside by Denmark-based Topdanmark, while Healthcare underperformance was largely driven by underperformance in pharmaceuticals. Somewhat offsetting these negative effects were Consumer Discretionary and Materials stock selection, along with good results in Japan and Europe. Consumer Discretionary performance was bolstered by the two Domino’s franchises in the Fund (Domino’s Pizza Enterprises of Australia and Domino’s Pizza Group of the U.K.), which continued to post strong results, in addition to real estate developers U.K.-based Bellway and Japan-based Haseko. Taiwan-based Eclat Textile benefited from continued strength in the demand for activewear and discussions on the Trans-Pacific Partnership trade initiative, while Italy-based Yoox made a transformational deal for Net a Porter. Materials benefited from a lack of mining exposure throughout the majority of the period, in addition to good results for select chemicals holdings.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

June 30, 2015	William Blair Funds	75

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	6.93%	(3.35)%	11.89%	10.98%	6.81%
Class I	7.01	(3.15)	12.22	11.31	7.14
Institutional Class	7.05	(2.97)	12.45	11.55	7.33
MSCI ACW Ex-U.S. Small Cap Index (net)	8.32	(3.07)	12.32	9.72	6.80

(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

76	Semiannual Report	June 30, 2015

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—30.0%
	Austria—0.4%
	ams AG (Semiconductors & semiconductor equipment)	61,542	$2,692
	Denmark—1.6%
	Royal Unibrew A/S (Beverages)	161,096	5,508
*	Topdanmark A/S (Insurance)	162,904	4,367
			9,875
	Finland—0.6%
	Huhtamaki Oyj (Containers & packaging)	129,830	4,012

	France—3.5%
	Ipsen S.A. (Pharmaceuticals)	92,941	5,127
	Orpea (Health care providers & services)	65,609	4,590
	Teleperformance (Professional services)	97,196	6,867
*	UBISOFT Entertainment (Software)	290,010	5,167
			21,751
	Germany—4.9%
	Aareal Bank AG (Thrifts & mortgage finance)	132,872	5,217
	Aurelius AG (Capital markets)	160,969	6,881
	Bertrandt AG (Professional services)	30,440	3,996
	CTS Eventim AG & Co KGaA (Media)	129,607	4,726
*	Dialog Semiconductor plc (Semiconductors & semiconductor equipment)	57,516	3,109
	Norma Group SE (Machinery)	116,893	5,910
			29,839
	Ireland—4.9%
	Beazley plc (Insurance)	1,114,033	5,178
	Greencore Group plc (Food products)	912,290	4,501
*	ICON plc (Life sciences tools & services)†	134,034	9,020
	Kingspan Group plc (Building products)	337,851	8,155
	Paddy Power plc (Hotels, restaurants & leisure)	35,267	3,022
			29,876
	Israel—1.2%
	Elbit Systems, Ltd. (Aerospace & defense)	31,924	2,507
	Frutarom Industries, Ltd. (Chemicals)	112,305	4,711
			7,218
	Italy—6.8%

	Anima Holding SpA—144A (Capital markets)	572,731	5,032
	Brembo SpA (Auto components)	184,350	7,863
	De’Longhi SpA (Household durables)	203,430	4,663
	DiaSorin SpA (Health care equipment & supplies)	77,723	3,548
	Industria Macchine Automatiche SpA (Machinery)	105,135	4,900
	Recordati SpA (Pharmaceuticals)	274,729	5,761
	Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	186,518	5,602
*	Yoox SpA (Internet & catalog retail)	141,448	4,576
			41,945

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Luxembourg—0.5%
	Grand City Properties S.A. (Real estate management & development)	170,151	$2,954

	Spain—2.1%
	Distribuidora Internacional de Alimentacion S.A. (Food & staples retailing)	922,991	7,048
	Viscofan S.A. (Food products)	98,674	5,968
			13,016
	Sweden—2.6%
	Granges AB (Metals & mining)	195,680	1,393
	Hexpol AB (Chemicals)	365,332	3,766
	Intrum Justitia AB (Commercial services & supplies)	202,175	6,121
	Loomis AB Class “B” (Commercial services & supplies)	147,801	4,147
*	NetEnt AB (Internet software & services)	8,197	318
			15,745
	Switzerland—0.9%
*	Leonteq AG (Capital markets)	30,599	5,315

	Japan—18.9%
	ABC-Mart, Inc. (Specialty retail)	58,000	3,550
	Casio Computer Co., Ltd. (Household durables)	403,000	7,956
	Daicel Corporation (Chemicals)	579,500	7,443
	Fuji Electric Co., Ltd. (Electrical equipment)	965,000	4,155
	Haseko Corporation (Household durables)	914,600	10,791
	Hoshizaki Electric Co., Ltd. (Machinery)	93,300	5,489
	Kose Corporation (Personal products)	39,800	3,271
	M3, Inc. (Health care technology)	254,800	5,126
	Meitec Corporation (Professional services)	186,100	6,934
	MISUMI Group, Inc. (Trading companies & distributors)	336,600	4,780
	Nihon Kohden Corporation (Health care equipment & supplies)	216,000	5,348
	Nihon M&A Center, Inc. (Professional services)	107,500	4,436
	Nissan Chemical Industries, Ltd. (Chemicals)	436,400	9,638
	Obic Co., Ltd. (IT services)	95,600	4,265
	OSG Corporation (Machinery)	103,900	2,228
	Pigeon Corporation (Household products)	109,400	3,446
	Resorttrust, Inc. (Hotels, restaurants & leisure)	174,000	4,234
	Seven Bank, Ltd. (Banks)	139,900	648
	The Hiroshima Bank, Ltd. (Banks)	1,204,000	7,201
	Topcon Corporation (Electronic equipment, instruments & components)	138,600	3,341
	Tsubakimoto Chain Co. (Machinery)	624,000	6,103
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	163,000	5,807
			116,190

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	77

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—18.5%
	Bellway plc (Household durables)	165,742	$6,177
	Berendsen plc (Commercial services & supplies)	176,113	2,820
	Cineworld Group plc (Media)	435,738	3,156
	Close Brothers Group plc (Capital markets)	203,005	4,874
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	690,163	8,426
	Go-Ahead Group plc (Road & rail)	75,753	3,135
	Great Portland Estates plc (Real estate investment trusts (REITs))	374,010	4,560
	Halma plc (Electronic equipment, instruments & components)	267,521	3,203
	Howden Joinery Group plc (Specialty retail)	901,122	7,327
	IG Group Holdings plc (Diversified financial services)	264,803	3,106
	Inchcape plc (Distributors)	378,859	4,828
	Jupiter Fund Management plc (Capital markets)	683,893	4,789
*	Just Eat plc (Internet software & services)	378,991	2,423
	Man Group plc (Capital markets)	1,567,819	3,865
	Micro Focus International plc (Software)	249,066	5,326
	Moneysupermarket.com Group plc (Internet software & services)	996,406	4,559
*	Optimal Payments plc (IT services)	640,887	2,359
	Provident Financial plc (Consumer finance)	139,605	6,421
	Rightmove plc (Media)	83,229	4,285
	Senior plc (Aerospace & defense)	584,412	2,635
	SSP Group plc (Hotels, restaurants & leisure)	669,848	3,019
	Ted Baker plc (Textiles, apparel & luxury goods)	75,442	3,457
	The Restaurant Group plc (Hotels, restaurants & leisure)	583,866	6,385
	The UNITE Group plc (Real estate management & development)	507,637	4,558
	Victrex plc (Chemicals)	144,670	4,387
	Workspace Group plc (Real estate investment trusts (REITs))	240,054	3,393
			113,473

	Emerging Asia—11.5%
	China—4.1%
	Biostime International Holdings, Ltd. (Food products)	645,500	1,886
	China Medical System Holdings, Ltd. (Pharmaceuticals)	1,768,000	2,459
	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	180,599	4,340
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	1,449,000	7,029
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	5,356,000	6,232
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	442,000	3,330
			25,276

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—1.7%
Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	435,022	$4,250
Yes Bank, Ltd. (Banks)	475,940	6,314
		10,564
Philippines—0.2%
Megaworld Corporation (Real estate management & development)	10,867,000	1,147

South Korea—1.1%
KEPCO Plant Service & Engineering Co., Ltd. (Commercial services & supplies)	32,242	3,411
Korea Aerospace Industries, Ltd. (Aerospace & defense)	48,621	3,465
		6,876
Taiwan—2.9%
Advantech Co., Ltd. (Technology hardware, storage & peripherals)	265,000	1,821
E.Sun Financial Holding Co., Ltd. (Banks)	6,715,000	4,483
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	285,000	4,674
Merida Industry Co., Ltd. (Leisure products)	460,000	2,982
Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	2,543,000	3,894
		17,854
Thailand—1.5%
Minor International PCL (Hotels, restaurants & leisure)	3,490,500	3,100

Quality Houses PCL (Real estate management & development)	41,833,733	3,121
Thai Union Frozen Products PCL (Food products)	4,264,300	2,753
		8,974

Asia—6.1%
Australia—3.1%
Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	115,836	3,190
DuluxGroup, Ltd. (Chemicals)	1,485,561	6,556
Echo Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,298,342	4,367
Magellan Financial Group, Ltd. (Capital markets)	348,441	4,678
		18,791
Hong Kong—0.4%
Man Wah Holdings, Ltd. (Household durables)	2,692,800	2,637

New Zealand—1.6%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	925,979	4,298
SKY Network Television, Ltd. (Media)	1,315,500	5,358
		9,656

See accompanying Notes to Financial Statements.

78	Semiannual Report	June 30, 2015

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Singapore—1.0%
	ComfortDelGro Corporation, Ltd. (Road & rail)	2,794,000	$6,493

	Canada—4.9%
*	Bankers Petroleum, Ltd. (Oil, gas & consumable fuels)	602,944	1,497
	Bonterra Energy Corporation (Oil, gas & consumable fuels)	82,659	2,084
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	385,693	2,223
	Intertape Polymer Group, Inc. (Containers & packaging)	217,066	3,253
	Linamar Corporation (Auto components)	140,102	9,099
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	143,623	3,511
	*Raging River Exploration, Inc. (Oil, gas & consumable fuels)	442,085	3,090
	WestJet Airlines, Ltd. (Airlines)	246,203	5,153
			29,910

	Emerging Latin America—3.9%
	Mexico—3.5%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	1,287,530	3,885
	Gentera S.A.B. de C.V. (Consumer finance)	2,669,900	4,748
	Gruma S.A.B. de C.V. Class “B” (Food products)	498,100	6,425
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	30,977	4,395
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	173,200	1,854
			21,307
	Panama—0.4%
	Copa Holdings S.A. Class “A” (Airlines)†	33,059	2,730

	Emerging Europe, Mid-East, Africa—2.6%
	South Africa—1.5%
	Clicks Group, Ltd. (Food & staples retailing) .	476,421	3,525
	Rand Merchant Insurance Holdings, Ltd. (Insurance)	913,820	3,190
	Resilient Property Income Fund, Ltd. (Real estate investment trusts (REITs))	370,873	2,940
			9,655
	Turkey—1.1%
	Ford Otomotiv Sanayi A.S. (Automobiles)	327,525	4,381
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	3,706,759	2,351
			6,732
	Total Common Stocks—96.4% (cost $532,468)		592,503
	Shares/
	Principal
	Amount/
Issuer	Contracts	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $15,810, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	$15,810	$15,810
Total Repurchase Agreement—2.6% (cost $15,810)		15,810
Total Investments—99.0% (cost $548,278)		608,313
Cash and other assets, less liabilities—1.0%		6,052
Net assets—100.0%		$614,365

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	26.1%
Financials	20.5%
Industrials	19.6%
Health Care	8.7%
Information Technology	7.9%
Materials	7.6%
Consumer Staples	7.5%
Energy	2.1%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	79

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	21.0%
British Pound Sterling	20.8%
Japanese Yen	19.6%
Canadian Dollar	5.0%
Hong Kong Dollar	4.0%
U.S. Dollar	3.5%
Australian Dollar	3.2%
New Taiwan Dollar	3.0%
Mexican Peso	2.9%
Swedish Krona	2.7%
Indian Rupee	1.8%
Danish Krone	1.7%
New Zealand Dollar	1.6%
South African Rand	1.6%
Thai Baht	1.5%
Swiss Franc	1.3%
Israeli Shekel	1.2%
South Korean Won	1.2%
Turkish Lira	1.1%
Singapore Dollar	1.1%
All Other Currencies	0.2%
Total	100.0%

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2015

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 0.99% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) increased 2.95%.

The Fund’s underperformance relative to the Index was primarily driven by pronounced style headwinds during February and April, when lower-quality, lower-valuation stocks led the market. The Fund’s emphasis on higher-quality, growth-oriented companies—which typically trade at higher valuation multiples—was therefore detrimental. From a sector perspective, performance was hampered by the underweighting to Energy and overweightings to Consumer Discretionary, Financials, Healthcare, and Information Technology (“IT”). IT stock selection also detracted from performance, weighed down by underperformance in South Korean-based semiconductor company SK Hynix, which weakened on lower spot Dynamic Random Access Memory (“DRAM”) prices despite solid quarterly financial results that were ahead of expectations. SK Hynix sells DRAM chips, and revenues are therefore hurt if DRAM contract prices are weak. DRAM contract prices typically follow the DRAM spot price. Elsewhere within the IT sector, Chinese ecommerce company, Alibaba, detracted from performance due to disappointing fiscal first quarter revenue and valuation concerns. These negative effects were partially offset by good stock selection in Consumer Discretionary, as automobile and media holdings outperformed. South African media company Naspers was a notable contributor, benefiting from its stake in China’s Tencent Holdings. Industrials stock selection was also positive, supported by gains in airline company Air China and railway company China CNR Corp.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

June 30, 2015	William Blair Funds	81

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception
Class N(b)	0.99%	(2.80)%	4.87%	4.59%	3.16%
MSCI Emerging Markets Index
– (net)(b)	2.95	(5.12)	3.71	3.68	1.81
Class I(a)	1.10	(2.46)	5.18	4.85	0.82
Institutional Class(a)	1.10	(2.41)	5.30	4.98	0.94
MSCI Emerging Markets Index (net)(a)	2.95	(5.12)	3.71	3.68	0.67

(a)	Since inception is for the period from March 26, 2008 (Commencement of Operations) to June 30, 2015.
(b)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

82	Semiannual Report	June 30, 2015

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—64.5%
	China—24.7%
	Air China, Ltd. Class “H” (Airlines)§	1,614,000	$1,828
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	22,314	1,836
*	Baidu, Inc.—ADR (Internet software & services)	7,174	1,428
	China Gas Holdings, Ltd. (Gas utilities)	638,000	1,019
	China Mengniu Dairy Co., Ltd. (Food products)	261,000	1,300
	China Merchants Bank Co., Ltd. Class “H” (Banks)	1,312,500	3,844
	China Overseas Land & Investment, Ltd. (Real estate management & development)	798,000	2,826
	CNOOC, Ltd. (Oil, gas & consumable fuels)	164,000	233
*	CRRC Corporation, Ltd. Class “H” (Machinery)	1,030,600	1,582
	ENN Energy Holdings, Ltd. (Gas utilities)	162,000	977
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	748,000	1,036
	NetEase, Inc.—ADR (Internet software & services)	11,929	1,728
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	167,500	2,256
	Sinopharm Group Co., Ltd. Class “H” (Health care providers & services)	180,400	800
	Tencent Holdings, Ltd. (Internet software & services)	179,900	3,593
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	44,092	981
			27,267
	India—17.6%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	127,616	617
*	Axis Bank, Ltd. (Banks)	187,146	1,640
	Bharti Infratel, Ltd. (Wireless telecommunication services)	111,878	789
	HCL Technologies, Ltd. (IT services)	70,053	1,012
*	HDFC Bank, Ltd. (Banks)	102,580	1,717
	Hindustan Unilever, Ltd. (Household products)	157,270	2,260
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	132,972	2,710
	Infosys, Ltd. (IT services)	92,873	1,440
	Larsen & Toubro, Ltd. (Construction & engineering)	27,871	781
	Lupin, Ltd. (Pharmaceuticals)	18,960	559
	Maruti Suzuki India, Ltd. (Automobiles)	38,173	2,408
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	114,613	1,576
	Tata Motors, Ltd. (Automobiles)	182,821	1,245
	Ultratech Cement, Ltd. (Construction materials)	13,306	626
			19,380

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—1.4%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,006,900	$781
	PT Kalbe Farma Tbk (Pharmaceuticals)	5,785,400	727
			1,508
	Malaysia—1.3%
*	IHH Healthcare Bhd (Health care providers & services)	346,200	520
	Telekom Malaysia Bhd (Diversified telecommunication services)	560,937	972
			1,492
	Philippines—0.6%
	Universal Robina Corporation (Food products)	152,470	656

	South Korea—9.4%
	Amorepacific Corporation (Personal products)	3,565	1,336
	Coway Co., Ltd. (Household durables)	9,475	776
	LG Household & Health Care, Ltd. (Household products)	3,228	2,240
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	3,392	3,856
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	55,950	2,122
			10,330
	Taiwan—6.4%
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	76,000	389
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	1,060,000	2,109
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	12,000	1,371
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	78,000	1,067
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	94,492	2,146
			7,082
	Thailand—3.1%
	Airports of Thailand PCL (Transportation infrastructure)	181,100	1,625
	Bangkok Dusit Medical Services PCL (Health care providers & services)	1,259,100	734
	CP ALL PCL (Food & staples retailing)	411,200	563
	Kasikornbank PCL (Banks)	80,100	448
			3,370

	Emerging Europe, Mid-East, Africa—18.2%
	Russia—2.0%
	Magnit PJSC—GDR (Food & staples retailing)	17,831	992
*	Mail.Ru Group, Ltd.—GDR (Internet software & services)	61,338	1,279
			2,271

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	83

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	South Africa—11.0%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	28,198	$834
	Bidvest Group, Ltd. (Industrial conglomerates)	63,334	1,604
	Discovery, Ltd. (Insurance)	65,086	677
	FirstRand, Ltd. (Diversified financial services)	485,641	2,129
	Naspers, Ltd. (Media)	23,482	3,658
	Sanlam, Ltd. (Insurance)	179,400	978
	Steinhoff International Holdings, Ltd. (Household durables)	262,516	1,661
	Woolworths Holdings, Ltd. (Multiline retail)	69,224	561
			12,102
	Turkey—1.9%
	KOC Holding A.S. (Industrial conglomerates)	344,946	1,596
	Turkiye Garanti Bankasi A.S. (Banks)	157,066	490
			2,086
	United Arab Emirates—3.3%
	DP World, Ltd. (Transportation infrastructure)	36,690	785
*	Emaar Malls Group PJSC (Real estate management & development)	655,760	596
	Emaar Properties PJSC (Real estate management & development)	507,161	1,088
	First Gulf Bank PJSC (Banks)	279,438	1,157
			3,626
	Emerging Latin America—12.8%

	Brazil—7.6%
	AMBEV S.A.—ADR (Beverages)	423,854	2,586
	BB Seguridade Participacoes S.A. (Insurance)	214,000	2,347
	BRF S.A. (Food products)	38,100	805
	JBS S.A. (Food products)	107,200	564
	Lojas Renner S.A. (Multiline retail)	18,200	662
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	35,700	754
	WEG S.A. (Machinery)	109,700	672
			8,390
	Chile—0.7%
	Banco Santander Chile—ADR (Banks)	38,430	778

	Mexico—3.6%
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	108,970	259
	Grupo Financiero Inbursa S.A.B. de C.V. Class “O” (Banks)	380,900	864
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,158,600	2,830
			3,953

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Peru—0.9%
Credicorp, Ltd. (Banks)†	7,624	$1,059
Total Common Stocks—95.5% (cost $99,690)		105,350

Preferred Stock
Brazil—1.8%
Itau Unibanco Holding S.A. (Banks)	179,170	1,972
Total Preferred Stock—1.8% (cost $2,379)		1,972
Total Investments—97.3% (cost $102,069)		107,322
Cash and other assets, less liabilities—2.7%		2,952
Net assets—100.0%		$110,274

ADR = American Depository Receipt

GDR = Global Depository Receipt

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 1.66% of the net assets at June 30, 2015.

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	30.6%
Information Technology	22.6%
Consumer Staples	15.0%
Consumer Discretionary	11.1%
Industrials	10.3%
Health Care	5.4%
Utilities	1.9%
Telecommunication Services	1.6%
Energy	0.9%
Materials	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

84	Semiannual Report	June 30, 2015

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	19.8%
Indian Rupee	18.1%
U.S. Dollar	14.5%
South African Rand	11.3%
South Korean Won	9.6%
Brazilian Real	7.3%
New Taiwan Dollar	4.6%
Mexican Peso	3.7%
Thai Baht	3.1%
UAE Dirham	2.7%
Turkish Lira	1.9%
Indonesian Rupiah	1.4%
Malaysian Ringgit	1.4%
All Other Currencies	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	85

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 2.40% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 3.64%.

The Fund’s underperformance relative to the Index was primarily driven by pronounced style headwinds during February and April, when lower-quality, lower-valuation stocks led the market. The Fund’s emphasis on higher-quality, growth-oriented companies—which typically trade at higher valuation multiples—was therefore detrimental. From a sector perspective, performance was hampered by overall positioning, notably the underweightings to Energy and Materials, and overweightings to Consumer Discretionary, Financials, and Industrials. Information Technology (“IT”) stock selection detracted from performance, weighed down by underperformance in South Korean-based semiconductor company SK Hynix, which weakened on lower spot DRAM prices despite solid quarterly financial results that were ahead of expectations. Elsewhere within the IT sector, Chinese ecommerce company, Alibaba, detracted from performance due to disappointing fiscal first quarter revenue and valuation concerns. These negative effects were partially offset by good stock selection in Consumer Discretionary, as auto components and media holdings outperformed. South African media company Naspers was a notable contributor, benefiting from its stake in China’s Tencent Holdings.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

86	Semiannual Report	June 30, 2015

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.40%	(1.47)%	6.44%	6.61%	8.76%
Class I	2.46	(1.25)	6.68	6.89	9.03
Institutional Class	2.60	(1.10)	6.91	7.10	9.21
MSCI Emerging Markets IMI (net)	3.64	(4.41)	4.24	3.87	8.33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	87

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—60.3%
	China—21.2%
	Air China, Ltd. Class “H” (Airlines)§	4,232,000	$4,794
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	179,773	14,790
*	Autohome, Inc.—ADR (Internet software & services)	52,631	2,660
	AviChina Industry & Technology Co., Ltd. Class “H” (Aerospace & defense)	2,392,000	2,336
*	Baidu, Inc.—ADR (Internet software & services)	93,801	18,674
*	Beijing Enterprises Water Group, Ltd. (Water utilities)	7,176,000	5,897
	China Everbright International, Ltd. (Commercial services & supplies)	2,763,000	4,983
	China Gas Holdings, Ltd. (Gas utilities)	4,880,000	7,794
	China Medical System Holdings, Ltd. (Pharmaceuticals)	1,443,000	2,007
	China Mengniu Dairy Co., Ltd. (Food products)	989,000	4,925
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,689,500	7,876
	China Vanke Co., Ltd. Class “H” (Real estate management & development)	4,831,150	11,892
	Chongqing Changan Automobile Co., Ltd. Class “B” (Automobiles)	1,633,358	4,178
	CIMC Enric Holdings, Ltd. (Machinery)	2,536,000	2,159
	CNOOC, Ltd. (Oil, gas & consumable fuels)	1,684,000	2,394
*	CRRC Corporation, Ltd. Class “H” (Machinery)	4,874,050	7,483
*	Haier Electronics Group Co., Ltd. (Household durables)	5,096,000	13,707
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	12,951,932	5,196
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	7,022,000	9,729
	NetEase, Inc.—ADR (Internet software & services)	74,167	10,744
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,120,000	15,085
*	Semiconductor Manufacturing International Corporation (Semiconductors & semiconductor equipment)	25,677,000	2,816
	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class “H” (Pharmaceuticals)	753,000	2,783
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	2,284,000	2,658
	Sinopharm Group Co., Ltd. Class “H” (Health care providers & services)	1,146,800	5,089
	Tencent Holdings, Ltd. (Internet software & services)	1,075,960	21,487
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	207,870	4,625
	Xinjiang Goldwind Science & Technology Co., Ltd. Class “H” (Electrical equipment)	1,168,800	2,364

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Xinyi Solar Holdings, Ltd. (Semiconductors & semiconductor equipment)	6,006,000	$2,479
*	YY, Inc.—ADR (Internet software & services)	82,989	5,769
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	1,141,750	8,602
			217,975
	India—15.0%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	523,980	2,533
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	114,915	2,380
	Apollo Tyres, Ltd. (Auto components)	918,795	2,453
	Asian Paints, Ltd. (Chemicals)	103,035	1,227
*	Axis Bank, Ltd. (Banks)	1,204,836	10,558
	Bharti Infratel, Ltd. (Wireless telecommunication services)	662,241	4,667
	Eicher Motors, Ltd. (Machinery)	17,789	5,503
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	60,253	945
	HCL Technologies, Ltd. (IT services)	654,612	9,458
*	HDFC Bank, Ltd. (Banks)	964,658	16,147
	Hindustan Unilever, Ltd. (Household products)	813,541	11,690
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	978,131	19,937
*	IndusInd Bank, Ltd. (Banks)	492,887	6,748
	Infosys, Ltd. (IT services)	580,047	8,995
	Larsen & Toubro, Ltd. (Construction & engineering)	112,356	3,146
	Lupin, Ltd. (Pharmaceuticals)	178,414	5,264
	Maruti Suzuki India, Ltd. (Automobiles)	138,770	8,754
	Motherson Sumi Systems, Ltd. (Auto components)	245,483	1,996
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	728,835	10,019
	Tata Motors, Ltd. (Automobiles)	1,721,342	11,723
	Ultratech Cement, Ltd. (Construction materials)	56,426	2,655
	Yes Bank, Ltd. (Banks)	554,086	7,351
			154,149
	Indonesia—0.9%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	9,613,421	7,463
	PT Kalbe Farma Tbk (Pharmaceuticals)	17,808,315	2,237
			9,700
	Malaysia—0.7%
*	IHH Healthcare Bhd (Health care providers & services)	1,625,200	2,438
	Telekom Malaysia Bhd (Diversified telecommunication services)	2,650,299	4,594
			7,032

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2015

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Philippines—1.3%
Ayala Land, Inc. (Real estate management & development)	6,350,000	$5,253
BDO Unibank, Inc. (Banks)	1,036,940	2,493
International Container Terminal Services, Inc. (Transportation infrastructure)	934,240	2,283
Universal Robina Corporation (Food products)	833,830	3,588
		13,617
South Korea—10.0%
Amorepacific Corporation (Personal products)	7,569	2,836
Coway Co., Ltd. (Household durables)	58,302	4,777
Hyundai Development Co-Engineering & Construction (Construction & engineering)	56,034	3,326
Kangwon Land, Inc. (Hotels, restaurants & leisure)	73,240	2,430
Korea Aerospace Industries, Ltd. (Aerospace & defense)	41,619	2,966
LG Household & Health Care, Ltd. (Household products)	23,259	16,139
NAVER Corporation (Internet software & services)	9,234	5,249
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	34,091	38,753
SK Hynix, Inc. (Semiconductors & semiconductor equipment)	702,980	26,658
		103,134
Taiwan—8.4%
Advantech Co., Ltd. (Technology hardware, storage & peripherals)	634,145	4,357
Catcher Technology Co., Ltd. (Technology hardware, storage & peripherals)	475,000	5,942
CTBC Financial Holding Co., Ltd. (Banks)	12,292,000	9,681
Cub Elecparts, Inc. (Auto components)	134,000	1,681
Delta Electronics, Inc. (Electronic equipment, instruments & components)	470,000	2,407
E.Sun Financial Holding Co., Ltd. (Banks)	7,797,995	5,206
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	163,000	2,673
Fubon Financial Holding Co., Ltd. Diversified financial services)	9,132,560	18,174
Hermes Microvision, Inc. (Semiconductors & semiconductor equipment)	40,000	2,606
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	62,000	7,083
MediaTek, Inc. (Semiconductors & semiconductor equipment)	787,000	10,764
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	496,000	2,395
PChome Online, Inc. (Internet software & services)	167,000	2,760
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	461,230	10,475
		86,204

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—2.8%
	Advanced Info Service PCL (Wireless telecommunication services)	728,000	$5,173
	Airports of Thailand PCL (Transportation infrastructure)	604,200	5,420
	Bangkok Dusit Medical Services PCL (Health care providers & services)	7,896,700	4,606
	Central Pattana PCL (Real estate management & development)	2,575,900	3,623
	CP ALL PCL (Food & staples retailing)	1,942,800	2,661
	Kasikornbank PCL (Banks)	754,900	4,224
	Thai Beverage PCL (Beverages)	5,248,500	2,981
			28,688

	Emerging Europe, Mid-East, Africa—16.6%
	Qatar—0.5%
	Qatar National Bank S.A.Q. (Banks)	86,310	4,572

	Russia—0.8%
	Magnit PJSC—GDR (Food & staples retailing)	84,317	4,693
*	Yandex N.V. Class “A” (Internet software & services)†	262,165	3,990
			8,683
	South Africa—9.5%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	243,502	7,205
	Bidvest Group, Ltd. (Industrial conglomerates)	202,439	5,128
	Discovery, Ltd. (Insurance)	303,681	3,157
	FirstRand, Ltd. (Diversified financial services)	4,010,576	17,577
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	694,660	2,143
	Mr. Price Group, Ltd. (Specialty retail)	271,001	5,580
	MTN Group, Ltd. (Wireless telecommunication services)	590,085	11,095
	Naspers, Ltd. (Media)	166,477	25,931
	Sanlam, Ltd. (Insurance)	1,294,432	7,058
	Steinhoff International Holdings, Ltd. (Household durables)	1,635,513	10,350
	Woolworths Holdings, Ltd. (Multiline retail)	321,110	2,603
			97,827
	Turkey—2.8%
	KOC Holding A.S. (Industrial conglomerates)	3,250,320	15,038
	TAV Havalimanlari Holding A.S. (Transportation infrastructure)	296,369	2,516
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	314,000	2,144
	Turk Telekomunikasyon A.S. (Diversified telecommunication services)	1,717,399	4,518
	Turkiye Garanti Bankasi A.S. (Banks)	1,471,979	4,591
			28,807
	United Arab Emirates—3.0%
	Air Arabia PJSC (Airlines)	5,657,858	2,495
*	DAMAC Properties Dubai Co. PJSC (Real estate management & development)	3,450,319	2,893

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	89

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—(continued)
	DP World, Ltd. (Transportation infrastructure)	267,175	$5,718
	Dubai Islamic Bank PJSC (Banks)	1,865,727	3,474
*	Emaar Malls Group PJSC (Real estate management & development)	6,120,674	5,566
	Emaar Properties PJSC (Real estate management & development)	2,411,412	5,174
	First Gulf Bank PJSC (Banks)	1,262,939	5,227
			30,547

	Emerging Latin America—15.3%
	Argentina—0.4%
	MercadoLibre, Inc. (Internet software & services)	26,748	3,790

	Brazil—7.5%
	AMBEV S.A.—ADR (Beverages)	4,930,450	30,076
	BB Seguridade Participacoes S.A. (Insurance)	1,169,000	12,821
	BRF S.A. (Food products)	241,100	5,093
	CETIP S.A. - Mercados Organizados (Capital markets)	472,319	5,177
	JBS S.A. (Food products)	517,300	2,722
	Lojas Renner S.A. (Multiline retail)	220,900	8,029
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	452,600	9,564
	WEG S.A. (Machinery)	550,280	3,372
			76,854
	Chile—1.2%
	Banco Santander Chile—ADR (Banks)	252,576	5,115
	S.A.C.I. Falabella (Multiline retail)	1,042,826	7,283
			12,398
	Mexico—5.2%
*	Cemex S.A.B. de C.V. (Construction materials)	5,302,364	4,865
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	2,250,869	5,353
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	56,786	5,059
	Grupo Financiero Inbursa S.A.B. de C.V. Class “O” (Banks)	1,513,600	3,433
	Grupo Televisa S.A.—ADR (Media)	139,142	5,401
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	640,100	3,160
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	356,200	3,812
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	9,372,600	22,893
			53,976
	Peru—1.0%
	Credicorp, Ltd. (Banks)†	71,583	9,945

	Total Common Stocks—92.2% (cost $895,556)		947,898
	Shares or
	Principal
Issuer	Amount	Value

Preferred Stock
Brazil—2.0%
Itau Unibanco Holding S.A. (Banks)	1,890,813	$20,811
Total Preferred Stock-—2.0% (cost $23,031)		20,811

Affiliated Fund
China—4.1%
William Blair China A-Share Fund, LLC§ .	1,997,478	41,642
Total Affiliated Fund—4.1% (cost $19,975)		41,642

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $15,742, collateralized by U.S. Treasury Bond, 3.625%, due 2/15/21	$15,742	15,742
Total Repurchase Agreement—1.5% (cost $15,742)		15,742
Total Investments—99.8% (cost $954,304)		1,026,093
Cash and other assets, less liabilities—0.2%		2,527
Net assets—100.0%		$1,028,620

ADR = American Depository Receipt

GDR = Global Depository Receipt

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 4.51% of the net assets at June 30, 2015.

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

90	Semiannual Report	June 30, 2015

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.8%
Information Technology	23.6%
Consumer Discretionary	13.7%
Consumer Staples	11.9%
Industrials	10.2%
Health Care	5.3%
Telecommunication Services	3.0%
Utilities	2.3%
Energy	1.2%
Materials	1.0%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	18.1%
Hong Kong Dollar	15.9%
Indian Rupee	15.3%
South Korean Won	10.2%
South African Rand	9.7%
New Taiwan Dollar	7.5%
Brazilian Real	6.7%
Mexican Peso	4.3%
Turkish Lira	2.9%
Thai Baht	2.5%
UAE Dirham	2.5%
Philippine Peso	1.3%
All Other Currencies	3.1%
Total	100.0%

As of June 30, 2015, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Period Ended June 30, 2015 (in thousands)
Fund Name	Balance 12/31/2014	Purchases	Sales	Balance 6/30/2015	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	2,362,400	—	364,922	1,997,478	$41,642	$—	$4,810	$9,784

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	91

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS
Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 5.57% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 8.25%.

The Fund’s shortfall relative to the Index was primarily driven by pronounced style headwinds during the months of February and April, when lower quality, lower valuation stocks led the market. The Fund’s emphasis on higher-quality, growth-oriented companies—which typically trade at higher valuation multiples—was therefore detrimental. From a sector perspective, performance was hampered primarily by Financials and Healthcare stock selection. Within Financials, real estate management and development holdings were the primary source of weakness. In particular, Indonesia-based diversified real estate developer Pakuwon Jati’s share price retreated on broad macroeconomic growth concerns and quarterly earnings that fell short of expectations due to foreign exchange losses on unhedged debt. The Fund’s capital market holdings also detracted from results. Within Healthcare, the Fund struggled to keep pace with the Index’s 38% six-month return, primarily due to underperformance within pharmaceuticals. China’s Luye Pharma Group was a notable laggard, weighed down by the company’s announcement that it had terminated its proposed acquisition of Beijing Jialin, which meant that Luye would have to rely more on drug development for future growth rather than in its traditional areas of expertise, sales and marketing. These negative effects were partially offset by the overweighting and good stock selection in Consumer Discretionary, as household durables and textiles and apparel holdings outperformed. Korean home interior products company, Hanssem, was a notable contributor, benefiting from positive top line momentum and strength in its kitchen segment during the period. Industrials stock selection was also positive for the period, supported by aerospace and engineering holdings.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 39.

92	Semiannual Report	June 30, 2015

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year			Since
	to Date	1 Year	3 Year	Inception
Class N(a)	5.57%	8.70%	18.20%	17.92%
Class I(a)	5.75	9.01	18.52	18.24
MSCI Emerging Markets Small Cap Index (net)(a)	8.25	0.34	7.98	6.59
Institutional Class(b)	5.75	9.06	—	15.57
MSCI Emerging Markets Small Cap Index (net)(b)	8.25	0.34	—	4.61

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2015.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2015	William Blair Funds	93

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—81.6%
	China—25.2%
*	Autohome, Inc.—ADR (Internet software & services)	57,110	$2,886
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	1,804,000	2,081
*	Beijing Enterprises Water Group, Ltd. (Water utilities)	4,692,000	3,856
	Biostime International Holdings, Ltd. (Food products)	260,500	761
	Boer Power Holdings, Ltd. (Electrical equipment)	473,000	1,004
*	CAR, Inc. (Road & rail)	1,498,000	3,181
*	China Biologic Products, Inc. (Biotechnology)	24,160	2,782
	China Everbright International, Ltd. (Commercial services & supplies)	2,246,000	4,051
	China Lilang, Ltd. (Textiles, apparel & luxury goods)	1,126,000	1,302
	China Medical System Holdings, Ltd. (Pharmaceuticals)	679,000	944
*	China Taiping Insurance Holdings Co., Ltd. (Insurance)	1,678,000	6,029
*	China Traditional Chinese Medicine Co., Ltd. (Pharmaceuticals)	3,054,000	2,498
	Chongqing Rural Commercial Bank Co., Ltd. Class “H” (Banks)	5,163,000	4,163
	Cosmo Lady China Holdings Co. Ltd.—144A (Textiles, apparel & luxury goods)	2,425,000	2,390
	CT Environmental Group, Ltd. (Water utilities)	2,704,000	3,593
*	Franshion Properties China, Ltd. (Real estate management & development)	4,108,000	1,468
*	Fuyao Glass Industry Group Co. Ltd.—144A Class “H” (Auto components)	418,400	1,024
	Haitian International Holdings, Ltd. (Machinery)	638,000	1,468
	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	42,906	1,031
*	Hua Hong Semiconductor Ltd.—144A (Semiconductors & semiconductor equipment)	865,600	1,146
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	6,000,000	2,407
	Jintian Pharmaceutical Group, Ltd. (Health care providers & services)	3,987,000	2,129
	KWG Property Holding, Ltd. (Real estate management & development)	2,504,500	2,110
	Minth Group, Ltd. (Auto components)	688,000	1,539
*	Noah Holdings, Ltd.—ADR (Capital markets)	31,864	963
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	1,612,000	2,313
*	Semiconductor Manufacturing International Corporation (Semiconductors & semiconductor equipment)	14,292,000	1,567

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	806,000	$3,910
	SouFun Holdings, Ltd.—ADR (Internet software & services)	311,047	2,616
*	Sound Global, Ltd. (Water utilities)**§	1,824,000	1,294
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	154,000	335
*	TAL Education Group—ADR (Diversified consumer services)	74,365	2,625
*	Tarena International, Inc.—ADR (Diversified consumer services)	76,512	969
	Wasion Group Holdings, Ltd. (Electronic equipment, instruments & components)	2,246,000	3,454
	Xinyi Solar Holdings, Ltd. (Semiconductors & semiconductor equipment)	4,028,000	1,663
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	415,000	3,127
			80,679
	India—19.5%
	Ajanta Pharma, Ltd. (Pharmaceuticals)	79,124	1,950
	Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	214,173	2,220
	Amara Raja Batteries, Ltd. (Electrical equipment)	83,293	1,155
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	92,608	1,918
	Ashok Leyland, Ltd. (Machinery)	1,764,513	2,012
	Bajaj Finance, Ltd. (Consumer finance)	19,039	1,629
	Berger Paints India, Ltd. (Chemicals)	205,039	628
	Bharti Infratel, Ltd. (Wireless telecommunication services)	387,504	2,731
	Blue Dart Express, Ltd. (Air freight & logistics)	18,794	1,833
	Britannia Industries, Ltd. (Food products)	59,134	2,563
	Cadila Healthcare, Ltd. (Pharmaceuticals)	55,127	1,559
	Colgate-Palmolive India, Ltd. (Personal products)	16,152	518
	Dabur India, Ltd. (Personal products)	269,762	1,191
*	Dish TV India, Ltd. (Media)	1,233,369	2,052
	Eicher Motors, Ltd. (Machinery)	8,317	2,573
	Emami, Ltd. (Personal products)	60,309	1,097
	Finolex Industries, Ltd. (Chemicals)	187,723	757
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	93,843	1,471
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	627,008	2,572
*	Gujarat Pipavav Port, Ltd. (Transportation infrastructure)	206,256	705
	Hexaware Technologies, Ltd. (IT services)	107,120	429
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	156,712	1,531
*	IndusInd Bank, Ltd. (Banks)	309,345	4,235
*	Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	28,410	827

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2015

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Kajaria Ceramics, Ltd. (Building products)	110,371	$1,265
	LIC Housing Finance, Ltd. (Thrifts & mortgage finance)	222,819	1,579
	Marico, Ltd. (Personal products)	182,143	1,289
	Motherson Sumi Systems, Ltd. (Auto components)	115,585	940
	MRF, Ltd. (Auto components)	1,272	683
	Oberoi Realty, Ltd. (Real estate management & development)	132,448	563
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	5,764	1,362
	PI Industries, Ltd. (Chemicals)	146,094	1,475
	Pidilite Industries, Ltd. (Chemicals)	55,716	481
	Prestige Estates Projects, Ltd. (Real estate management & development)	170,650	663
	Repco Home Finance, Ltd. (Consumer finance)	185,359	1,873
	Sadbhav Engineering, Ltd. (Construction & engineering)	222,726	1,014
*	SKS Microfinance, Ltd. (Consumer finance)	206,283	1,506
	Supreme Industries, Ltd. (Chemicals)	125,403	1,315
	Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	60,873	1,246
	VA Tech Wabag, Ltd. (Water utilities)	5,256	61
	Voltas, Ltd. (Construction & engineering)	436,169	2,157
	Yes Bank, Ltd. (Banks)	201,933	2,679
			62,307
	Indonesia—1.5%
	PT Ciputra Development Tbk (Real estate management & development)	805,900	76
	PT Indofood CBP Sukses Makmur Tbk (Food products)	1,193,500	1,117
	PT Jasa Marga (Transportation infrastructure)	456,200	187
*	PT Link Net Tbk (Diversified telecommunication services)	711,200	271
	PT Matahari Department Store Tbk (Multiline retail)	1,218,000	1,512
	PT Pakuwon Jati Tbk (Real estate management & development)	11,045,500	356
	PT Summarecon Agung Tbk (Real estate management & development)	10,403,700	1,276
			4,795
	Malaysia—0.8%
	Cahya Mata Sarawak Bhd (Industrial conglomerates)	1,208,700	1,650
	Silverlake Axis, Ltd. (Software)	1,146,000	834
			2,484
	Pakistan—1.5%
	D.G. Khan Cement Co., Ltd. (Construction materials)	1,588,000	2,225
*	Engro Foods, Ltd. (Food products)	1,470,000	2,187
	United Bank, Ltd. (Banks)	220,500	370
			4,782

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Philippines-1.7%
D&L Industries, Inc. (Chemicals)	2,353,400	$1,013
Security Bank Corporation (Banks)	682,030	2,443
Universal Robina Corporation (Food products)	341,340	1,469
Vista Land & Lifescapes, Inc. (Real estate management & development) .	3,380,600	476
		5,401
South Korea—13.4%
BGF retail Co., Ltd. (Food & staples retailing)	41,122	5,898
Cosmax, Inc. (Personal products)	10,272	1,855
Hana Tour Service, Inc. (Hotels, restaurants & leisure)	29,254	3,344
Hanssem Co., Ltd. (Household durables)	24,110	6,074
Hyundai Development Co-Engineering & Construction (Construction & engineering)	20,951	1,243
Kangwon Land, Inc. (Hotels, restaurants & leisure)	66,380	2,202
KEPCO Plant Service & Engineering Co., Ltd. (Commercial services & supplies)	29,424	3,113
Kolao Holdings (Specialty retail)	103,590	2,076
Korea Aerospace Industries, Ltd. (Aerospace & defense)	56,396	4,019
Korea Investment Holdings Co., Ltd. (Capital markets)	38,416	2,194
Korea Kolmar Co., Ltd. (Personal products)	56,847	5,173
Loen Entertainment, Inc. (Media)	23,524	1,698
Modetour Network, Inc. (Hotels, restaurants & leisure)	92,670	2,758
Orion Corporation (Food products)	1,372	1,289
		42,936
Taiwan—15.5%
Adlink Technology, Inc. (Technology hardware, storage & peripherals)	448,000	1,510
Advantech Co., Ltd. (Technology hardware, storage & peripherals)	93,000	639
China Development Financial Holding Corporation (Banks)	4,856,000	1,841
Chipbond Technology Corporation (Semiconductors & semiconductor equipment)	1,161,000	2,510
Cleanaway Co., Ltd. (Commercial services & supplies)	441,000	2,608
Cub Elecparts, Inc. (Auto components)	158,000	1,982
E.Sun Financial Holding Co., Ltd. (Banks)	6,107,000	4,077
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	320,000	5,248
Hermes Microvision, Inc. (Semiconductors & semiconductor equipment)	36,000	2,345
Hota Industrial Manufacturing Co., Ltd. (Auto components)	590,000	1,897
Kung Long Batteries Industrial Co., Ltd. (Electrical equipment)	130,000	640
Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	456,000	3,924

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	95

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	PChome Online, Inc. (Internet software & services)	210,506	$3,480
	Poya Co., Ltd. (Multiline retail)	231,090	2,460
	Radiant Opto-Electronics Corporation (Semiconductors & semiconductor equipment)	490,000	1,818
	Sporton International, Inc. (Professional services)	410,000	2,771
	Taiwan Paiho, Ltd. (Textiles, apparel & luxury goods)	991,000	2,794
	Tung Thih Electronic Co., Ltd. (Auto components)	291,600	1,654
	Voltronic Power Technology Corporation (Electrical equipment)	263,000	3,316
	Zhen Ding Technology Holding, Ltd. (Electronic equipment, instruments & components)	547,000	1,915
			49,429
	Thailand—2.5%
	Beauty Community PCL (Specialty retail)	6,921,700	828
	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	958,300	1,057
	KCE Electronics PCL (Electronic equipment, instruments & components)	1,086,100	1,785
	Major Cineplex Group PCL (Media)	1,555,500	1,554
	Minor International PCL (Hotels, restaurants & leisure)	1,696,701	1,507
	Srisawad Power 1979 PCL (Consumer finance)	1,004,970	1,190
			7,921
	Emerging Latin America—10.3%
	Brazil—4.3%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	189,400	1,145
	Lojas Renner S.A. (Multiline retail)	122,000	4,434
	Raia Drogasil S.A. (Food & staples retailing)	397,700	5,127
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	199,300	3,071
			13,777
	Mexico—6.0%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	930,700	2,809
	Banregio Grupo Financiero S.A.B. de C.V. (Banks)	564,008	3,283
	Credito Real S.A.B. de C.V. SOFOM E.R. (Consumer finance)	910,059	2,035
	Gruma S.A.B. de C.V. Class “B” (Food products)	52,100	672
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	588,300	2,891

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—(continued)
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	466,200	$3,192
	Grupo Lala S.A.B. de C.V. (Food products)	646,000	1,351
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	300,200	1,482
	Megacable Holdings S.A.B. de C.V. (Media) .	350,500	1,467
			19,182
	Emerging Europe, Mid-East, Africa—6.3%
	Kenya—0.8%
	East African Breweries, Ltd. (Beverages)	125,400	385
	Equity Group Holdings, Ltd. (Banks)	1,017,700	477
	Kenya Commercial Bank, Ltd. (Banks)	1,232,200	670
	Safaricom, Ltd. (Wireless telecommunication services)	7,044,900	1,170
			2,702
	Qatar—0.5%
	Al Meera Consumer Goods Co. (Food & staples retailing)	12,998	902
	Qatar Insurance Co. (Insurance)	23,134	613
			1,515
	South Africa—3.4%
	Capitec Bank Holdings, Ltd. (Banks)	35,525	1,416
	Cashbuild, Ltd. (Specialty retail)	18,564	459
	Clicks Group, Ltd. (Food & staples retailing)	130,056	962
	EOH Holdings, Ltd. (IT services)	130,531	1,679
	Mr Price Group, Ltd. (Specialty retail)	117,804	2,426
	Pioneer Foods, Ltd. (Food products)	171,759	2,612
	PSG Group, Ltd. (Diversified financial services)	74,363	1,253
			10,807
	Turkey—0.7%
*	Migros Ticaret A.S. (Food & staples retailing)	45,775	361
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	295,859	2,020
			2,381
	United Arab Emirates—0.9%
*	Emaar Malls Group PJSC (Real estate management & development)	1,984,404	1,805
	NMC Health plc (Health care providers & services)	89,221	1,114
			2,919
	Total Common Stocks—98.2% (cost $281,919)		314,017

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2015

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Contracts/
		Principal
Issuer		Amount	Value

	Warrants

	Emerging Asia—0.0%

	Thailand—0.0%
*	Srisawad Power 1979 PCL (Consumer finance)	38,340	$15
	Total Warrants—0.0% (cost $0)		15

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $3,190, collateralized by FNMA, 2.635%, due 9/13/23	$3,190	3,190
	Total Repurchase Agreement—1.0% (cost $3,190)		3,190
	Total Investments—99.2% (cost $285,109)		317,222
	Cash and other assets, less liabilities—0.8%		2,471
	Net assets—100.0%		$319,693

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.40% of the Fund’s net assets at June 30, 2015.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.40% of the net assets at June 30, 2015.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2015, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	25.4%
Financials	18.9%
Industrials	17.9%
Consumer Staples	12.3%
Information Technology	11.4%
Health Care	6.3%
Utilities	4.0%
Materials	2.5%
Telecommunication Services	1.3%
Total	100.0%

At June 30, 2015, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	21.3%
Indian Rupee	19.9%
New Taiwan Dollar	15.7%
South Korean Won	13.7%
Mexican Peso	6.1%
U.S. Dollar	4.4%
Brazilian Real	4.4%
South African Rand	3.5%
Thai Baht	2.5%
Philippine Peso	1.7%
Indonesian Rupiah	1.5%
Pakistan Rupee	1.5%
All Other Currencies	3.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	97

Fixed Income Market Review and Outlook

Elevated volatility continued to weigh on the U.S. bond market, as interest rates rose across all maturities and risk spreads of the major spread sectors (corporate and agency mortgage-backed securities) widened. The Barclays U.S. Aggregate Index returned -1.68% during the second quarter, and representing the 4th-worst calendar quarter return of the Index since 1994.

Year to date, the Index returned -0.10%. Longer-term interest rates rose, intermediate-term rates have changed little, and volatility was elevated. Treasury Inflation Protected Securities (“TIPS”) have outperformed nominal Treasuries. Risk spreads of the major spread sectors in the Index have widened in each of the past four calendar quarters. Mortgage-backed securities and high-quality corporate bonds trailed Treasuries after adjusting for the effects of duration. High yield and emerging market-related bonds outperformed higher-quality segments of the market and generated gains.

It appears as though the Federal Reserve (the “Fed”) is prepared to raise the federal funds rate from the range of 0.00% – 0.25% that has been in place since December 2008. Measures of market-implied probabilities indicate the Federal Open Market Committee (“FOMC”) will raise the federal funds rates at its October or December 2015 meeting. Economic reports show that the U.S. economy is growing, albeit at a low rate. The labor market has improved, although the FOMC acknowledges there is underutilization of labor resources. Measures of inflation have been benign and perhaps slightly below levels that the FOMC deems consistent with its long-term objective of 2.0% – 2.5% per year. Should the FOMC decide against raising the federal funds rate during 2015, we believe that it will be because inflationary pressures are too low.

Fixed income market liquidity continues to garner significant attention. The concerns surround a scenario where large-scale redemptions force pooled fixed income funds to demand liquidity at prices below where the securities were valued on a mark-to-market basis. These concerns are magnified by two structural changes to the fixed income markets that have occurred over the past ten years. First, dealer banks have less ability to use their firms’ capital to make markets for fixed income securities, so the dealers adjust prices in an attempt to match buyers and sellers. Second, pooled fixed income investment vehicles that promise daily or second-by-second liquidity (mutual funds and exchange-traded funds, respectively) have grown in importance. We believe that price volatility will continue to manifest itself during periods of increased redemption activity in such a regime. We do note that while pooled investment funds have grown in prominence, they still represent less than 25% of the holders of corporate bonds, and there remains significant demand for fixed income securities from investors that do not mark their positions daily, including pension funds seeking to de-risk their plans, insurance companies, and foreign investors seeking incremental yields.

We believe that the FOMC will balance the Fed’s dual objectives of maximum employment and price stability when they decide whether to raise the federal funds rate. Growth and employment in the U.S. has improved; GDP is expected to grow by 2.5–3.0% in real terms during 2015, and the unemployment rate has declined to 5.8%. However, inflationary pressures have weakened since the middle of 2014. Commodity prices weakened, price indexes such as the Consumer Price Index and Price Consumption Expenditures showed that inflation is below the FOMC’s stated target range of 2.0%–2.5%, and forward-looking, market-implied inflation expectations decreased below the target range. We believe that the FOMC will pay careful attention to its price stability objective when they decide whether to raise the federal funds rate to ensure that doing so will not spur deflationary pressures.

We believe that interest rate volatility may persist in the short-term as taxable fixed income fund flows remain elevated. These fund flows have been large in magnitude and have impacted long-term Treasuries and the spread sectors. We believe that one byproduct of this volatility will be the emergence of new opportunities in the spread sectors at favorable valuation levels.

We believe that the corporate bond market remains attractive despite a recent deterioration in fundamentals. We observed an increase in leverage among industrial companies over the past year as companies secured financing at low nominal yields in the robust new issue market for corporate bonds. Corporate risk spreads have adjusted to reflect these changes, and we find current valuation levels to be appealing. We remain concerned about idiosyncratic risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive leveraged buyout activity.

We believe that spread sectors are poised to lead the market over the longer term. Corporate risk premiums are at levels near their longer-term averages, and risk premiums of higher-coupon segments of the agency mortgage-backed securities market remain attractive. In addition, we believe Treasuries are likely to struggle as the FOMC seeks to raise the federal funds rate and thereby exit the zero interest rate policy that has been in place since December 2008.

98	Semiannual Report	June 30, 2015

Bond Fund

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent

Paul J. Sularz

The William Blair Bond Fund (Class N shares) posted a 0.37% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index (the “Index”), decreased by 0.10%.

A couple of factors contributed to the Fund’s outperformance relative to the Index year to date. Security selection in high-yield corporate bonds was a source of value. Specifically, bonds issued by Standard Pacific, SBA Communications, Goodyear Tire & Rubber, and ArcelorMittal contributed to performance. Positioning within emerging market-related bonds also contributed to the Fund’s performance. Notable strong-performing names included Petrobras, Fibria Celulose SA, BRF SA, Bancolombia SA, and Banco Davivienda SA. The Fund also benefitted from the emphasis on higher-coupon segments of the agency mortgage-backed security market and selection within those segments.

There were a couple of factors that detracted from relative performance during the period. Sector allocation detracted from relative performance as the Fund was underweight to Treasuries and risk spreads widened during the first half of 2015. Interest rate positioning detracted from performance, as the Fund’s durations were slightly longer than the Index’s duration. A couple of corporate bonds detracted modestly from performance. Specifically, bonds issued by Petroleos Mexicanos (Pemex) and Wells Fargo negatively impacted relative performance.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 98.

June 30, 2015	William Blair Funds	99

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	0.37%	1.06%	2.74%	4.40%	5.30%
Class I	0.36	1.13	2.89	4.56	5.46
Institutional Class	0.40	1.24	3.03	4.71	5.61
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	1.83	3.35	4.67

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

100	Semiannual Report	June 30, 2015

Bond Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—49.5%

	U.S. Treasury Inflation Indexed Notes/Bonds—5.6%
	U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,108	$1,209
	U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	10,434	14,803
	Total U.S. Treasury Inflation Indexed Notes/Bonds		16,012
	U.S. Treasury—0.5%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,500	1,383
	Government National Mortgage Association (GNMA)—1.0%
#	623162, 6.500%, due 7/15/18	19	20
#	589335, 6.500%, due 10/15/22	30	34
#	357322, 7.000%, due 9/15/23	10	11
#	616250, 6.000%, due 2/15/24	4	4
#	509405, 7.500%, due 8/15/29	1	1
	GNR 2004-2 M5, 4.891%, due 7/16/34	33	34
#	699118, 6.000%, due 9/15/38	2,325	2,689
	Total GNMA Mortgage Obligations		2,793
	Federal Home Loan Mortgage Corp. (FHLMC)—5.7%
#	G12258, 6.000%, due 8/1/16	3	3
#	J04096, 6.500%, due 1/1/17	7	7
#	E90398, 7.000%, due 5/1/17	18	19
#	G11549, 7.000%, due 7/1/17	1	1
#	G90027, 6.000%, due 11/17/17	5	5
#	G30093, 7.000%, due 12/1/17	6	6
#	O20005, 6.500%, due 1/1/18	6	6
#	E96940, 4.500%, due 6/1/18	27	28
#	G30254, 6.500%, due 5/1/19	6	7
#	J02986, 6.500%, due 7/1/21	20	22
#	G30255, 7.000%, due 7/1/21	6	6
#	G30243, 6.000%, due 12/1/21	6	7
#	D95621, 6.500%, due 7/1/22	32	37
#	J16051, 4.500%, due 7/1/26	904	969
#	G02183, 6.500%, due 3/1/30	37	42
#	G01728, 7.500%, due 7/1/32	147	182
#	C01385, 6.500%, due 8/1/32	126	148
#	A13303, 5.000%, due 9/1/33	529	591
#	C01623, 5.500%, due 9/1/33	159	180
#	A15039, 5.500%, due 10/1/33	2	3
#	A17603, 5.500%, due 1/1/34	742	841
#	G01705, 5.500%, due 6/1/34	1,078	1,223
#	G01843, 6.000%, due 6/1/35	29	33
#	G02141, 6.000%, due 3/1/36	768	880
#	A62179, 6.000%, due 6/1/37	329	375
#	A63539, 6.000%, due 7/1/37	421	480
#	A62858, 6.500%, due 7/1/37	202	241
#	G03170, 6.500%, due 8/1/37	388	445
#	A66843, 6.500%, due 10/1/37	1,171	1,374
#	G04053, 5.500%, due 3/1/38	845	947
#	A78138, 5.500%, due 6/1/38	503	575

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#	G04466, 5.500%, due 7/1/38	$264	$302
#	G04544, 6.000%, due 8/1/38	1,051	1,193
#	A81799, 6.500%, due 9/1/38	872	1,000
#	A86143, 5.000%, due 5/1/39	69	77
#	G05875, 5.500%, due 2/1/40	1,010	1,156
#	G06017, 5.500%, due 6/1/40	241	275
#	C03665, 9.000%, due 4/1/41	988	1,234
#	G06583, 5.000%, due 6/1/41	1,372	1,548
	Total FHLMC Mortgage Obligations		16,468
	Federal National Mortgage Association (FNMA)—36.7%
#	576553, 8.000%, due 2/1/16	3	3
#	679247, 7.000%, due 8/1/17	2	2
#	689612, 5.000%, due 5/1/18	65	68
#	695910, 5.000%, due 5/1/18	152	160
#	697593, 5.000%, due 5/1/18	134	141
#	251960, 6.000%, due 9/1/18	2	2
#	770395, 5.000%, due 4/1/19	4	4
#	788424, 5.500%, due 9/1/19	22	23
#	835563, 7.000%, due 10/1/20	18	20
#	900725, 6.000%, due 8/1/21	47	52
#	893325, 7.000%, due 9/1/21	19	21
#	735104, 7.000%, due 5/1/22	4	4
#	889342, 5.000%, due 3/1/23	68	73
#	AA2924, 4.500%, due 4/1/24	344	369
#	AC1848, 4.500%, due 9/1/24	466	500
#	932095, 4.000%, due 11/1/24	1,739	1,855
#	AB1459, 4.000%, due 9/1/25	335	359
#	255956, 5.500%, due 10/1/25	24	27
#	AH2671, 4.000%, due 1/1/26	1,418	1,517
#	AI4872, 4.500%, due 6/1/26	497	534
#	AI9811, 4.500%, due 8/1/26	305	328
#	AJ3203, 4.000%, due 10/1/26	128	137
#	AJ7724, 4.000%, due 12/1/26	1,030	1,102
#	AJ9402, 4.000%, due 12/1/26	1,446	1,544
#	AK7384, 4.000%, due 3/1/27	1,214	1,296
#	AB4818, 4.000%, due 4/1/27	772	819
#	AL2590, 4.000%, due 7/1/27	3,478	3,718
#	AV6413, 4.000%, due 2/1/29	4,086	4,359
#	252925, 7.500%, due 12/1/29	2	2
#	535977, 6.500%, due 4/1/31	11	13
#	253907, 7.000%, due 7/1/31	2	2
#	587849, 6.500%, due 11/1/31	18	21
#	545437, 7.000%, due 2/1/32	69	81
#	545759, 6.500%, due 7/1/32	644	750
#	545869, 6.500%, due 7/1/32	2,045	2,428
#	678007, 6.000%, due 9/1/32	9	10
#	670385, 6.500%, due 9/1/32	979	1,138
#	254548, 5.500%, due 12/1/32	70	78
#	684601, 6.000%, due 3/1/33	708	818
#	703391, 5.000%, due 5/1/33	228	255
#	708993, 5.000%, due 6/1/33	35	39
#	730131, 5.000%, due 8/1/33	67	75
#	727056, 5.000%, due 9/1/33	468	525

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	101

Bond Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	741850, 5.500%, due 9/1/33	$809	$923
#	739243, 6.000%, due 9/1/33	870	1,002
#	739331, 6.000%, due 9/1/33	460	532
#	555800, 5.500%, due 10/1/33	78	88
#	555946, 5.500%, due 11/1/33	400	458
#	756153, 5.500%, due 11/1/33	811	926
#	AL3455, 5.500%, due 11/1/33	8,884	10,169
#	725017, 5.500%, due 12/1/33	70	80
#	AL3380, 5.500%, due 1/1/34	1,128	1,290
#	763798, 5.500%, due 3/1/34	116	133
#	776964, 5.000%, due 4/1/34	329	369
#	725611, 5.500%, due 6/1/34	147	166
#	783786, 5.500%, due 7/1/34	145	166
#	786546, 6.000%, due 7/1/34	323	372
#	787816, 6.000%, due 7/1/34	434	502
#	745563, 5.500%, due 8/1/34	888	1,012
#	794474, 6.000%, due 10/1/34	58	66
#	745092, 6.500%, due 7/1/35	485	564
#	357944, 6.000%, due 9/1/35	31	35
#	829306, 6.000%, due 9/1/35	349	404
#	836140, 5.500%, due 10/1/35	70	81
#	843487, 6.000%, due 10/1/35	133	154
#	849191, 6.000%, due 1/1/36	190	217
#	745349, 6.500%, due 2/1/36	440	508
#	888305, 7.000%, due 3/1/36	14	16
#	895637, 6.500%, due 5/1/36	132	155
#	831540, 6.000%, due 6/1/36	44	51
#	745802, 6.000%, due 7/1/36	222	257
#	886220, 6.000%, due 7/1/36	465	538
#	AL3449, 6.000%, due 7/1/36	1,900	2,199
#	893318, 6.500%, due 8/1/36	46	53
#	831926, 6.000%, due 12/1/36	13	15
#	902974, 6.000%, due 12/1/36	352	404
#	909480, 6.000%, due 2/1/37	374	431
#	888418, 5.500%, due 5/1/37	584	668
#	938440, 6.000%, due 7/1/37	150	171
#	928561, 6.000%, due 8/1/37	310	359
#	948689, 6.000%, due 8/1/37	250	284
#	888703, 6.500%, due 8/1/37	5,858	6,821
#	946646, 6.000%, due 9/1/37	103	118
#	888967, 6.000%, due 12/1/37	1,015	1,173
#	889385, 6.000%, due 2/1/38	235	268
#	962058, 6.500%, due 3/1/38	1,882	2,212
#	934006, 6.500%, due 9/1/38	558	667
#	986856, 6.500%, due 9/1/38	283	325
#	AL5817, 6.000%, due 11/1/38	2,198	2,546
#	991911, 7.000%, due 11/1/38	327	395
#	AL3775, 5.000%, due 1/1/39	2,302	2,590
#	AA7611, 5.000%, due 5/1/39	1,013	1,146
#	AA8443, 5.000%, due 6/1/39	272	308
#	931492, 6.000%, due 7/1/39	235	272
#	AA6898, 6.000%, due 7/1/39	827	958
#	931801, 5.000%, due 8/1/39	1,105	1,235
#	AD0315, 6.500%, due 8/1/39	3,773	4,401
#	932279, 5.000%, due 12/1/39	126	141
#	AC9569, 5.000%, due 2/1/40	1,915	2,167

		NRSRO
		Rating	Principal
Issuer		(unaudited)	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)-(continued)
#	932751, 5.000%, due 4/1/40		$5,227	$5,914
#	AE0082, 5.000%, due 5/1/40		677	754
#	AD7531, 5.500%, due 6/1/40		304	349
#	AB1200, 5.500%, due 7/1/40		1,670	1,912
#	AD7137, 5.500%, due 7/1/40		3,081	3,531
#	AL0028, 5.000%, due 2/1/41		3,337	3,743
#	AL5815, 5.500%, due 4/1/41		4,510	5,168
#	AI6071, 5.000%, due 6/1/41		287	324
#	AL0913, 6.000%, due 7/1/41		1,417	1,614
#	AK2733, 5.000%, due 2/1/42		2,517	2,848
	Total FNMA Mortgage Obligations			104,990

	Asset-Backed Securities—4.1%
	Centre Point Funding LLC—144A, 2010-1A, Tranche 1,
	5.430%, 7/20/16	A2	487	488
	Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1,
	1.860%, 8/25/17	Baa1	1,650	1,650
	GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	3,000	3,008
	American Express Credit Account Master Trust, 2008-2, Tranche A, 1.446%, 9/15/20, VRN	AAA	2,600	2,669
	Centre Point Funding LLC—144A, 2012-2A, Tranche 1,
	2.610%, 8/20/21	Baa2	1,853	1,850
	SLM Private Education Loan Trust, 144A, 2011-A, Tranche A3,
	2.686%, 1/15/43, VRN	AAA	2,000	2,126
	Total Asset-Backed Securities			11,791

	Corporate Obligations—44.7%
	Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	2,000	2,070
	Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,197
	Intesa Sanpaolo SpA, 3.875%, due 1/16/18	Baa1	2,000	2,066
	Banco Davivienda S.A.—144A, 2.950%, due 1/29/18	BBB-	2,000	1,997
	Morgan Stanley, 6.625%, due 4/1/18	A	750	842
	The Goldman Sachs Group, Inc., 1.478%, due 4/30/18, VRN	A	2,300	2,326
	Bank of America Corporation, 6.875%, due 11/15/18	A	1,100	1,263
	Glencore Funding LLC—144A, 1.635%, due 1/15/19, VRN	BBB	1,500	1,500
	Petrobras Global Finance BV, 2.415%, due 1/15/19, VRN	BBB-	2,900	2,688
	CSX Corporation, 7.375%, due 2/1/19	BBB+	870	1,021

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2015

Bond Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	BB-	$1,500	$1,541
Baidu, Inc., 2.750%, due 6/9/19	A	1,707	1,711
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,108
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,929
SBA Communications Corporation, 5.625%, due 10/1/19	B	1,250	1,305
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,790
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	557
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB-	2,500	3,056
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	2,400	2,682
United Continental Holdings, Inc., 6.000%, due 12/1/20	BB-	1,425	1,468
Standard Pacific Corporation, 8.375%, due 1/15/21	BB-	1,750	2,039
ArcelorMittal, 6.250%, due 3/1/21	Ba1	1,600	1,682
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB+	1,500	1,588
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB+	2,500	2,751
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	AA-	1,900	1,960
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa3	1,600	1,699
Fresenius Medical Care US Finance II, Inc—144A, 5.875%, due 1/31/22	BB+	1,000	1,065
Masco Corporation, 5.950%, due 3/15/22	BBB	2,475	2,791
The Kroger Co., 3.400%, due 4/15/22	BBB	1,600	1,614
United Rentals North America, Inc., 7.625%, due 4/15/22	BB-	1,525	1,658
Discover Financial Services, 5.200%, due 4/27/22	BBB+	2,150	2,289
The Goodyear Tire & Rubber Co., 7.000%, due 5/15/22	BB	2,000	2,182
Triumph Group, Inc., 5.250%, due 6/1/22	BB-	1,750	1,737
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	1,750	1,755
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B+	1,500	1,567
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	BB-	1,550	1,635
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB	1,750	1,798
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB	1,500	1,558

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	$2,000	$1,963
Avis Budget Car Rental LLC, 5.500%, due 4/1/23	BB-	1,525	1,512
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	1,300	1,280
Wells Fargo & Co., 4.480%, due 1/16/24	A+	2,500	2,635
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	2,500	2,512
BRF S.A.-144A, 4.750%, due 5/22/24	BBB	2,000	1,972
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,000	1,931
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,000	1,998
Synchrony Financial, 4.250%, due 8/15/24	BBB-	1,900	1,912
Owens Corning, 4.200%, due 12/1/24	BBB-	3,200	3,147
USG Corp.-144A, 5.500%, due 3/1/25	BB	1,500	1,500
Embraer Netherlands Finance BV, 5.050%, due 6/15/25	BBB	2,100	2,100
Seagate HDD Cayman-144A, 4.875%, due 6/1/27	BBB-	900	877
The Kroger Co., 8.000%, due 9/15/29	BBB	450	614
Comcast Corporation, 6.450%, due 3/15/37	A-	1,650	2,043
DP World Ltd.—144A, 6.850%, due 7/2/37	Baa3	2,000	2,194
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,825
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	2,674
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	2,000	2,303
Petroleos Mexicanos, 6.500%, due 6/2/41	A3	1,925	2,012
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	2,500	2,914
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	2,038
Citigroup, Inc., 5.875%, due 1/30/42	A	2,000	2,348
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,749
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-	2,000	1,540
American International Group, Inc., 4.500%, due 7/16/44	A-	1,000	955
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	2,000	1,860
Northrop Grumman Corporation, 3.850%, due 4/15/45	BBB+	1,750	1,546

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	103

Bond Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amounts	Value

Corporate Obligations—(continued)
ERP Operating L.P., 4.500%, due 6/1/45	A-	$500	$488
AT&T, Inc., 4.750%, due 5/15/46	A-	1,225	1,119
Credit Suisse Group AG—144A, 6.250%, due 12/29/49, VRN	BB+	1,000	962
HSBC Holdings plc, 6.375%, due 12/29/49, VRN	BBB	2,000	2,007
Total Corporate Obligations			128,015
Total Long-Term Investments—98.3% (cost $276,181)			281,452

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $471, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22		471	471
Total Repurchase Agreement—0.1% (cost $471)			471

U.S. Government and U.S. Government Agency
U.S. Treasury Bill, 0.000%, due 7/23/15(a)		500	500
Total U.S. Government and U.S. Government Agency—0.2% (cost $500)			500

Issuer	Contracts	Value

Purchased Options
Eurodollar Future, September 2015, Strike $98, Put	300	$2
Eurodollar Future, September 2016, Strike $97, Put	300	7
Total Purchased Options—0.0% (cost $215)		9
Total Investments—98.6% (cost $277,367)		282,432
Cash and other assets, less liabilities—1.4%		3,882
Net assets—100.0%		$286,314

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

(a) Security, or portion of security, is segregated as collateral for the credit default swap, aggregating a total value of $127 (in thousands).

Centrally Cleared Credit Default Swap

						Unrealized
	Buy/Sell	Fixed Deal	Maturity		Notional	Appreciation
Reference Entity	Protection	Pay Rate	Date	Cleared Exchange	Amount	(Depreciation)
CDX.IG-24	Buy	1.00%	June 2020	CME	$15,000	$40

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2015

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) posted a 0.64% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), increased by 0.82%.

A couple of factors contributed to the Fund’s underperformance relative to the Index year to date. Interest rate positioning detracted from relative performance, as the Fund was structured with a defensive duration posture during a period where intermediate interest rates changed little from their beginning-of-year levels. The Fund’s underweight to BBB-rated securities also hindered relative performance. The Index contains roughly 11% exposure to BBB-rated bonds, and the Fund is subject to a maximum weighting of 10% to such bonds. Finally, positions in bonds issued by Wells Fargo and General Electric Capital Corp modestly detracted from performance.

There were a couple of factors that contributed to relative performance year-to-date. Security selection of corporate bonds domiciled within the emerging markets impacted results favorably. Names that were additive included Petrobras, Fibria Celulose SA, BRF SA, Bancolombia SA, and Petroleos Mexicanos (Pemex). An emphasis on higher-coupon segments of the mortgage-backed securities market, and security selection within those segments, added value on a duration-adjusted basis. Finally, sector positioning was additive to performance, as the Fund avoided fixed-rate Treasuries and its overweight to emerging market related bonds and U.S. Treasury Inflation-Protected Securities was beneficial.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 98.

June 30, 2015	William Blair Funds	105

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.64%	1.09%	1.67%	3.04%	3.19%
Class I	0.76	1.34	1.87	3.27	3.39
Barclays Intermediate Government/Credit Bond Index	0.82	1.68	1.60	2.79	4.02

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

106	Semiannual Report	June 30, 2015

Income Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—59.2%

	U.S. Treasury Inflation Indexed Notes/Bonds—4.5%
	U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,108	$1,209
	U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	3,245	3,436
	Total U.S. Treasury Inflation Indexed Notes/Bonds		4,645

	U.S. Treasury—0.9%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	922

	Government National Mortgage Association (GNMA)—0.1%
#	780405, 9.500%, due 11/15/17	17	17
#	357322, 7.000%, due 9/15/23	35	39
	Total GNMA Mortgage Obligations		56

	Federal Home Loan Mortgage Corp. (FHLMC)—10.5%
#	J02184, 8.000%, due 4/1/16	1	1
#	M30028, 5.500%, due 5/1/17	1	1
#	E90398, 7.000%, due 5/1/17	124	128
#	E97112, 4.000%, due 5/1/18	50	53
#	D95621, 6.500%, due 7/1/22	842	965
#	J13022, 4.000%, due 9/1/25	728	770
#	J16051, 4.500%, due 7/1/26	1,305	1,400
#	A17603, 5.500%, due 1/1/34	863	978
#	A45790, 7.500%, due 5/1/35	145	169
#	G02141, 6.000%, due 3/1/36	384	440
#	G03201, 6.500%, due 6/1/37	249	290
#	A66843, 6.500%, due 10/1/37	424	498
#	A81799, 6.500%, due 9/1/38	489	561
#	G06964, 5.500%, due 11/1/38	1,375	1,559
#	G05875, 5.500%, due 2/1/40	202	231
#	C03665, 9.000%, due 4/1/41	479	598
#	G06583, 5.000%, due 6/1/41	1,909	2,155
	Total FHLMC Mortgage Obligations		10,797

	Federal National Mortgage Association (FNMA)—43.2%
#	576554, 8.000%, due 1/1/16	36	36
#	576553, 8.000%, due 2/1/16	43	44
#	555747, 8.000%, due 5/1/16	1	1
#	735569, 8.000%, due 10/1/16	14	14
#	725410, 7.500%, due 4/1/17	5	5
#	643217, 6.500%, due 6/1/17	43	44
#	679247, 7.000%, due 8/1/17	147	151
#	695910, 5.000%, due 5/1/18	158	166
#	740847, 6.000%, due 10/1/18	98	103
#	323501, 6.500%, due 1/1/19	31	36
#	751313, 5.000%, due 3/1/19	168	177
#	852864, 7.000%, due 7/1/20	500	536
#	458147, 10.000%, due 8/15/20	76	82
#	835563, 7.000%, due 10/1/20	197	212
#	831430, 5.500%, due 3/1/21	318	341

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	735574, 8.000%, due 3/1/22	$151	$163
#	679253, 6.000%, due 10/1/22	394	450
	FNR G93-19 SH, 11.234%, due 4/25/23, VRN	11	17
#	982878, 4.500%, due 5/1/23	301	321
#	AC5124, 4.000%, due 11/1/24	534	569
#	932095, 4.000%, due 11/1/24	5,517	5,887
#	932100, 4.500%, due 11/1/24	1,222	1,313
#	AC6257, 4.000%, due 12/1/24	991	1,057
#	AD4073, 4.000%, due 5/1/25	145	155
#	935995, 4.000%, due 6/1/25	126	134
#	AD8164, 4.000%, due 8/1/25	730	781
#	AE1176, 4.000%, due 8/1/25	410	438
#	255956, 5.500%, due 10/1/25	72	81
#	AL2851, 4.000%, due 8/1/26	3,025	3,235
#	AI9811, 4.500%, due 8/1/26	572	615
#	AJ3203, 4.000%, due 10/1/26	1,278	1,368
#	AJ7724, 4.000%, due 12/1/26	1,099	1,175
#	256639, 5.000%, due 2/1/27	15	16
#	AB4818, 4.000%, due 4/1/27	2,389	2,532
#	AL2590, 4.000%, due 7/1/27	1,857	1,986
#	806458, 8.000%, due 6/1/28	156	179
#	880155, 8.500%, due 7/1/29	225	264
#	797846, 7.000%, due 3/1/32	343	388
#	745519, 8.500%, due 5/1/32	164	196
#	654674, 6.500%, due 9/1/32	65	74
#	733897, 6.500%, due 12/1/32	245	282
#	688034, 5.500%, due 3/1/33	220	250
#	254693, 5.500%, due 4/1/33	11	12
#	555531, 5.500%, due 6/1/33	113	127
#	711736, 5.500%, due 6/1/33	129	147
#	555591, 5.500%, due 7/1/33	18	21
#	762505, 5.500%, due 11/1/33	185	211
#	AL3455, 5.500%, due 11/1/33	2,609	2,987
#	776964, 5.000%, due 4/1/34	494	554
#	725424, 5.500%, due 4/1/34	117	132
#	824463, 5.500%, due 7/1/35	210	236
#	888884, 5.500%, due 12/1/35	240	274
#	886220, 6.000%, due 7/1/36	331	384
#	AL3449, 6.000%, due 7/1/36	1,266	1,466
#	888703, 6.500%, due 8/1/37	1,255	1,461
#	928658, 6.500%, due 9/1/37	43	50
#	889385, 6.000%, due 2/1/38	548	626
#	962058, 6.500%, due 3/1/38	651	765
#	AL5817, 6.000%, due 11/1/38	1,346	1,559
#	991911, 7.000%, due 11/1/38	209	252
#	AD0315, 6.500%, due 8/1/39	445	519
#	AC3237, 5.000%, due 10/1/39	194	216
#	AC6156, 5.500%, due 11/1/39	2,488	2,872
#	AC9569, 5.000%, due 2/1/40	273	309
#	AB1200, 5.500%, due 7/1/40	557	637
#	AL0028, 5.000%, due 2/1/41	1,483	1,664
#	AL5815, 5.500%, due 4/1/41	902	1,034
	Total FNMA Mortgage Obligations		44,389

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	107

Income Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—8.2%
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	$249	$250
Nissan Master Owner Trust Receivables, 2013-A, Tranche A, 0.486%, 2/15/18, VRN	Aaa	1,000	1,000
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.356%, 4/15/18, VRN	AAA	541	541
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.436%, 1/15/19, VRN	AAA	2,100	2,100
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.337%, 1/23/20, VRN	AAA	1,225	1,252
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	1,705	1,709
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.446%, 9/15/20, VRN	AAA	1,000	1,026
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.686%, 1/15/43, VRN	AAA	500	532
Total Asset-Backed Securities			8,410

Corporate Obligations-32.1%
Bank of America Corporation, 1.101%, due 3/22/16, VRN	A	1,000	1,002
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,000	1,082
Macquarie Group Ltd.—144A, 4.875%, due 8/10/17	A3	1,000	1,057
Standard Chartered Bank—144A, 6.400%, due 9/26/17	A+	1,000	1,092
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,123
The Goldman Sachs Group, Inc., 1.478%, due 4/30/18, VRN	A	1,250	1,264
Simon Property Group L.P., 6.125%, due 5/30/18	A	1,000	1,124
Baxalta, Inc.—144A, 2.000%, due 6/22/18	BBB+	500	500
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,148
Petrobras Global Finance BV, 2.415%, due 1/15/19, VRN	BBB-	750	695
Honeywell International, Inc., 5.000%, due 2/15/19	A	750	833
Tencent Holdings Ltd.—144A, 3.375%, due 5/2/19	A+	500	514
Citigroup, Inc., 8.500%, due 5/22/19	A	1,000	1,221
Baidu, Inc., 2.750%, due 6/9/19	A	1,000	1,002
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	1,000	1,103
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,136
Petroleos Mexicanos, 6.000%, due 3/5/20	A3	500	560
DP World, Ltd.—144A, 3.250%, due 5/18/20	Baa3	250	249
	NRSRO	Principal
	Rating	Amount/
Issuer	(unaudited)	Contracts	Value

Corporate Obligations—(continued)
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	$1,000	$1,118
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	1,000	1,094
General Electric Capital Corporation, 4.650%, due 10/17/21	AA+	1,000	1,097
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,000	1,093
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa3	500	531
Masco Corporation, 5.950%, due 3/15/22	BBB	750	846
American International Group, Inc., 4.875%, due 6/1/22	A-	1,000	1,099
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	1,000	1,003
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB	658	676
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	750	736
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	850	837
Wells Fargo & Co., 4.480%, due 1/16/24	A+	1,000	1,054
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	1,000	1,005
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	1,000	986
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	750	749
Odebrecht Finance Ltd.—144A, 4.375%, due 4/25/25	BBB-	750	575
Embraer Netherlands Finance BV, 5.050%, due 6/15/25	BBB	600	600
Crown Castle Towers LLC—144A, 6.113%, due 1/15/40	A2	1,000	1,141
Total Corporate Obligations			32,945
Total Long-Term Investments—99.5% (cost $101,603)			102,164

Purchased Options
Eurodollar Future, September 2016, Strike $97, Put		150	4
Eurodollar Future, September 2015, Strike $98, Put		150	1
Total Purchased Option—0.0% (cost $108)			5
Total Investments—99.5% (cost $101,711)			102,169
Cash and other assets, less liabilities—0.5%			463
Net assets—100.0%			$102,632

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2015

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) posted a 0.07% increase, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index, increased by 0.21%.

The Fund’s underperformance relative to the Index was primarily due to the result of the Fund’s expenses. Additionally, the Fund hedged a portion of its interest rate risk exposure, and those hedges reduced relative performance. Otherwise, the Fund’s interest rate positioning contributed to relative performance year to date, as the Fund took more interest rate risk (duration) than the Index. The Fund’s securities selection results from investing in a combination of agency mortgage-backed securities, asset-backed securities, and high-quality corporate bonds contributed to performance.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 98.

June 30, 2015	William Blair Funds	109

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	0.07%	0.48%	0.61%	1.11%	1.14%
Class I	0.26	0.64	0.76	1.27	1.29
Institutional Class	0.17	0.73	0.90	1.39	1.44
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.21	0.25	0.28	0.35	0.38

(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

110	Semiannual Report	June 30, 2015

Low Duration Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—57.8%

	Government National Mortgage Association (GNMA)—1.1%
	GNR 2011-24 VA, 3.500%, due 2/20/16	$269	$271
	1999-42, Tranche Z, 8.000%, due 11/16/29	1,237	1,441
	Total GNMA Mortgage Obligations		1,712
	Federal Home Loan Mortgage Corp. (FHLMC)—16.0%
#	E95760, 4.500%, due 4/1/18	8	8
#	E99582, 5.000%, due 9/1/18	13	14
#	B11362, 5.500%, due 12/1/18	29	30
#	B11849, 5.500%, due 1/1/19	83	87
#	B13870, 4.500%, due 5/1/19	65	68
#	G11604, 5.000%, due 7/1/19	77	82
#	G11596, 5.500%, due 8/1/19	65	69
#	G11605, 5.500%, due 9/1/19	35	38
#	G11697, 5.500%, due 4/1/20	597	633
#	J02537, 5.000%, due 9/1/20	56	59
#	G11836, 5.500%, due 12/1/20	18	20
#	G12113, 5.500%, due 5/1/21	175	190
#	E02322, 5.500%, due 5/1/22	40	44
#	G13124, 6.000%, due 12/1/22	117	130
#	J06871, 5.500%, due 1/1/23	114	124
#	J08450, 5.500%, due 7/1/23	46	50
#	J08703, 5.500%, due 9/1/23	101	109
#	J10351, 4.000%, due 7/1/24	195	208
#	C00351, 8.000%, due 7/1/24	69	82
#	J10600, 4.000%, due 8/1/24	13	14
#	G13695, 4.000%, due 9/1/24	846	901
#	J11208, 5.000%, due 11/1/24	118	128
#	G00363, 8.000%, due 6/1/25	98	112
#	J12853, 4.000%, due 8/1/25	128	137
#	C80329, 8.000%, due 8/1/25	21	24
#	J14491, 4.000%, due 2/1/26	4,256	4,540
#	J16051, 4.500%, due 7/1/26	2,850	3,057
#	G30348, 6.000%, due 7/1/27	1,503	1,727
#	A17603, 5.500%, due 1/1/34	1,324	1,501
#	G04424, 6.000%, due 6/1/38	116	132
#	G04778, 6.000%, due 7/1/38	128	146
#	A81372, 6.000%, due 8/1/38	53	60
#	G04544, 6.000%, due 8/1/38	526	597
#	G04687, 6.000%, due 9/1/38	139	158
#	G04745, 6.000%, due 9/1/38	72	82
#	A81799, 6.500%, due 9/1/38	459	526
#	G06085, 6.500%, due 9/1/38	20	23
#	G06964, 5.500%, due 11/1/38	4,011	4,548
#	G05723, 6.500%, due 11/1/38	1,979	2,307
#	G05875, 5.500%, due 2/1/40	242	278
#	A92646, 5.500%, due 6/1/40	333	380
#	G06017, 5.500%, due 6/1/40	1,576	1,800
#	4122, Tranche FP, 0.586%, due 10/15/42, VRN	1,062	1,064
	Total FHLMC Mortgage Obligations		26,287

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—40.7%
#	672953, 5.000%, due 12/1/17	$11	$11
#	888979, 6.000%, due 12/1/17	4	4
#	678938, 5.500%, due 2/1/18	54	56
#	683100, 5.500%, due 2/1/18	130	135
#	695838, 5.500%, due 4/1/18	28	29
#	697593, 5.000%, due 5/1/18	89	94
#	704049, 5.500%, due 5/1/18	292	302
#	735357, 5.500%, due 5/1/18	404	422
#	709848, 5.000%, due 6/1/18	50	53
#	656573, 5.000%, due 6/1/18	69	72
#	705741, 5.000%, due 6/1/18	45	47
#	728715, 5.000%, due 7/1/18	126	132
#	735003, 5.500%, due 7/1/18	413	430
#	711991, 5.000%, due 8/1/18	66	70
#	257378, 5.000%, due 9/1/18	15	15
#	743183, 5.000%, due 10/1/18	32	33
#	749596, 5.000%, due 11/1/18	111	118
#	753866, 6.000%, due 12/1/18	169	177
#	761246, 5.000%, due 1/1/19	154	164
#	766059, 5.500%, due 2/1/19	120	126
#	766276, 5.000%, due 3/1/19	359	382
#	751313, 5.000%, due 3/1/19	73	78
#	779363, 5.000%, due 6/1/19	36	37
#	785259, 5.000%, due 8/1/19	140	148
#	761489, 5.500%, due 9/1/19	85	91
#	788424, 5.500%, due 9/1/19	86	91
#	725953, 5.000%, due 10/1/19	46	48
#	745877, 5.000%, due 1/1/20	100	106
#	357865, 5.000%, due 7/1/20	92	98
#	888105, 5.000%, due 8/1/20	7	8
#	357978, 5.000%, due 9/1/20	110	118
#	745735, 5.000%, due 3/1/21	376	406
#	879607, 5.500%, due 4/1/21	59	64
#	831497, 6.000%, due 4/1/21	183	195
#	831525, 5.500%, due 6/1/21	76	83
#	880993, 6.000%, due 1/1/22	14	16
#	972934, 5.500%, due 2/1/23	184	201
#	889342, 5.000%, due 3/1/23	73	78
#	982878, 4.500%, due 5/1/23	272	290
#	889670, 5.500%, due 6/1/23	75	82
#	555734, 5.000%, due 7/1/23	520	574
#	AE0011, 5.500%, due 9/1/23	92	101
#	747339, 5.500%, due 10/1/23	286	321
#	AA4519, 4.500%, due 3/1/24	975	1,046
#	934808, 4.500%, due 3/1/24	121	129
#	AA5028, 4.500%, due 4/1/24	214	228
#	AA5999, 4.500%, due 5/1/24	1,452	1,551
#	931299, 4.500%, due 6/1/24	773	830
#	190988, 9.000%, due 6/1/24	68	74
#	AC5410, 4.500%, due 10/1/24	373	401
#	932095, 4.000%, due 11/1/24	150	159
#	AC6600, 4.500%, due 11/1/24	54	58
#	AC0596, 4.000%, due 12/1/24	262	280
#	AL3422, 5.000%, due 1/1/25	867	943
#	AC9560, 5.000%, due 1/1/25	2,173	2,339

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	111

Low Duration Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

		NRSRO
		Rating	Principal
Issuer		(unaudited)	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	AD4677, 4.000%, due 6/1/25		$1,128	$1,206
#	AE1176, 4.000%, due 8/1/25		461	493
#	AD8164, 4.000%, due 8/1/25		209	223
#	AI4872, 4.500%, due 6/1/26		75	80
#	AI4856, 4.500%, due 6/1/26		2,011	2,151
#	AL2851, 4.000%, due 8/1/26		4,235	4,529
#	AL2590, 4.000%, due 7/1/27		4,860	5,196
#	741850, 5.500%, due 9/1/33		216	246
#	741885, 5.500%, due 10/1/33		448	510
#	AL3455, 5.500%, due 11/1/33		621	711
#	759336, 6.000%, due 1/1/34		1,968	2,279
#	809926, 5.500%, due 2/1/35		135	153
#	829306, 6.000%, due 9/1/35		53	61
#	AL3449, 6.000%, due 7/1/36		2,026	2,346
#	886762, 7.000%, due 9/1/36		522	621
#	831926, 6.000%, due 12/1/36		872	1,003
#	899057, 6.000%, due 3/1/37		103	117
#	928574, 6.000%, due 7/1/37		214	243
#	948637, 6.500%, due 8/1/37		630	725
#	888703, 6.500%, due 8/1/37		4,686	5,456
#	AL0904, 5.500%, due 1/1/38		397	453
#	965534, 6.000%, due 1/1/38		89	102
#	889385, 6.000%, due 2/1/38		783	895
#	933555, 6.000%, due 3/1/38		70	81
#	975649, 6.000%, due 7/1/38		187	213
#	889987, 5.500%, due 8/1/38		124	142
#	AA8706, 5.500%, due 6/1/39		3,393	3,919
#	AC1619, 5.500%, due 8/1/39		662	751
#	AD0315, 6.500%, due 8/1/39		967	1,128
#	AC0505, 5.500%, due 9/1/39		1,000	1,145
#	AC3270, 5.500%, due 9/1/39		2,108	2,433
#	AD3360, 5.500%, due 5/1/40		2,672	3,047
#	AD8351, 5.500%, due 6/1/40		130	148
#	AD8810, 5.500%, due 6/1/40		1,013	1,155
#	AB1200, 5.500%, due 7/1/40		70	80
#	AL5815, 5.500%, due 4/1/41		4,510	5,168
#	AL0913, 6.000%, due 7/1/41		2,963	3,374
	Total FNMA Mortgage Obligations			66,727

	Asset-Backed Securities—24.2%
	Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	437	437
	Nissan Auto Lease Trust 2014-A, 2014-A, Tranche A2B, 0.346%, 9/15/16, VRN	Aaa	664	664
	Ally Master Owner Trust, 2010-4, Tranche A, 1.256%, 8/15/17, VRN	Aaa	1,125	1,126
	CNH Equipment Trust, 2014-B, Tranche A2, 0.480%, 8/15/17	AAA	536	536
	BMW Floorplan Master Owner Trust—144A, 2012-1A, Tranche A, 0.586%, 9/15/17, VRN	AAA	1,000	1,001
	GE Dealer Floorplan Master Note Trust, 2012-4, Tranche A, 0.627%, 10/20/17, VRN	Aaa	2,000	2,000
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Volvo Financial Equipment LLC Series 2015-1A—144A, 2015-1A, Tranche A2, 0.950%, 11/15/17	Aaa	$1,000	$1,001
Ford Credit Floorplan Master Owner Trust A, 2013-1, Tranche A2, 0.566%, 1/15/18, VRN	AAA	1,900	1,901
Discover Card Execution Note Trust, 2012-A5, Tranche A5, 0.386%, 1/16/18, VRN	AAA	500	500
Nissan Master Owner Trust Receivables, 2013-A, Tranche A, 0.486%, 2/15/18, VRN	Aaa	2,500	2,500
Oscar US Funding Trust II—144A, 2015-1A, Tranche A2B, 0.886%, 2/15/18, VRN	AAA	1,000	1,002
Discover Card Execution Note Trust, 2010-A2, Tranche A2, 0.766%, 3/15/18, VRN	AAA	350	350
Ford Credit Auto Owner Trust 2015-B, 2015-B, Tranche A2B, 0.416%, 3/15/18, VRN	Aaa	1,500	1,500
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.356%, 4/15/18, VRN	AAA	1,262	1,261
Citibank Credit Card Issuance Trust, 2006-A8, Tranche A8, 0.315%, 12/17/18, VRN	AAA	200	200
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.436%, 1/15/19, VRN	AAA	2,000	2,001
Capital One Multi-Asset Execution Trust, 2013-A2, Tranche A2, 0.366%, 2/15/19, VRN	AAA	2,000	1,999
Discover Card Master Trust, 2012-A4, Tranche A, 0.370%, 5/15/19, VRN	AAA	2,000	2,004
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.256%, 12/15/19, VRN	AAA	915	912
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.266%, 12/16/19, VRN	AAA	715	713
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.337%, 1/23/20, VRN	AAA	2,000	2,043
Mercedes-Benz Master Owner Trust —144A, 2015-BA, Tranche A, 0.566%, 4/15/20, VRN	Aaa	1,500	1,502
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 0.467%, 5/26/20, VRN	AAA	1,900	1,902
Discover Card Execution Note Trust, 2015-A1, Tranche A1, 0.536%, 8/17/20, VRN	AAA	1,200	1,201
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.446%, 9/15/20, VRN	AAA	4,430	4,547

See accompanying Notes to Financial Statements.

112	Semiannual Report	June 30, 2015

Low Duration Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Bank of America Credit Card Trust, 2014-A1, Tranche A, 0.566%, 6/15/21, VRN	AAA	$1,000	$1,000
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.446%, 8/16/21, VRN	AAA	515	514
SLM Student Loan Trust, 2008-4, Tranche A4, 1.927%, 7/25/22, VRN	Aaa	930	968
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.686%, 1/15/43, VRN	AAA	2,250	2,392
Total Asset-Backed Securities			39,677

Corporate Obligations—18.4%
KeyCorp, 3.750%, due 8/13/15	A-	1,000	1,003
JPMorgan Chase & Co., 1.100%, due 10/15/15	A+	200	200
Bank of America Corporation, 1.101%, due 3/22/16, VRN	A	1,000	1,002
HSBC Finance Corporation, 0.713%, due 6/1/16, VRN	A+	1,500	1,498
Macquarie Bank Ltd.—144A, 0.736%, due 6/15/16, VRN	A	1,400	1,402
Verizon Communications, Inc., 1.816%, due 9/15/16, VRN	A-	1,000	1,013
Bayer US Finance LLC—144A, 0.521%, due 10/7/16, VRN	A-	1,000	1,001
Fifth Third Bancorp, 0.701%, due 12/20/16, VRN	A-	1,000	995
Capital One Bank USA NA, 0.777%, due 2/13/17, VRN	A-	1,500	1,496
JPMorgan Chase & Co., 0.794%, due 2/15/17, VRN	A+	1,000	1,002
Barclays Bank plc, 0.856%, due 2/17/17, VRN	A2	1,620	1,615
Nissan Motor Acceptance Corp.—144A, 0.833%, due 3/3/17, VRN	A-	1,500	1,506
Citigroup, Inc., 0.822%, due 3/10/17, VRN	A	1,500	1,496
Mizuho Bank Ltd.—144A, 0.706%, due 4/16/17, VRN	A+	1,000	999
Tencent Holdings Ltd.—144A, 2.000%, due 5/2/17	A+	1,200	1,205
American Express Credit Corporation, 0.549%, due 6/5/17, VRN	A+	1,000	995
Standard Chartered plc—144A, 0.619%, due 9/8/17, VRN	Aa3	2,000	1,986
Royal Bank of Canada, 0.536%, due 10/13/17, VRN	AA	1,725	1,726
Canadian National Railway Co., 0.445%, due 11/14/17, VRN	A	500	500
General Electric Capital Corporation, 0.779%, due 12/7/17, VRN	AA+	500	498
	NRSRO	Principal
	Rating	Amount/
Issuer	(unaudited)	Contracts	Value

Corporate Obligations—(continued)
Wells Fargo & Co., 0.907%, due 4/23/18, VRN	AA-	$1,000	$1,003
Morgan Stanley, 1.557%, due 4/25/18, VRN	A	2,000	2,030
The Goldman Sachs Group, Inc., 1.478%, due 4/30/18, VRN	A	2,000	2,023
KeyBank NA, 0.803%, due 6/1/18, VRN	A-	1,200	1,202
PNC Bank NA, 0.703%, due 6/1/18, VRN	A	800	799
Total Corporate Obligations			30,195
Total Long-Term Investments—100.4% (cost $164,811)			164,598

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $464, collateralized by FHLB, 2.960%, due 2/7/28		464	464
Total Repurchase Agreement—0.3% (cost $464)			464

Purchased Options
Eurodollar Future, September 2015, Strike $98, Put		300	2
Eurodollar Future, September 2016, Strike $97, Put		300	7
Total Purchased Options—0.0% (cost $215)			9
Total Investments—100.7% (cost $165,490)			165,071

Securities Sold Short, Not Yet Purchased

U.S. Government and U.S. Government Agency—(6.2)%
Federal National Mortgage Association (FNMA)—(6.2)%
TBA, 2.500%, due 7/1/30		(10,000)	(10,122)
Total Securities Sold Short, Not Yet Purchased—(6.2)% (proceeds $10,080)			(10,122)
Cash and other assets, less liabilities—5.5%			8,946
Net assets—100.0%			$163,895

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2015. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	113

Ready Reserves Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Kathleen M. Lynch

The William Blair Ready Reserves Fund (Class N shares) posted a 0.00% return, net of fees, for the six months ended June 30, 2015. By comparison, the Fund’s benchmark, AAAm Rated Money Market Funds Average, increased 0.01%.

The Fund continues to hold overnight repurchase agreements in an effort to maintain a high degree of overnight liquidity and to remain in compliance with the Securities and Exchange Commission’s (the “SEC”) Rule 2a-7 for money market funds. The Fund is also invested in commercial paper issued by high-quality industrial companies. The Fund continues to maintain a relatively short average maturity. On June 30, 2015, the Fund’s average maturity was 21 days, shorter than the maximum allowable average maturity of 60 days as specified by the SEC’s Rule 2a-7.

114	Semiannual Report	June 30, 2015

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on June 30, 2015 was 0.01%.

Average Annual Total Return at 6/30/2015
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.00%	0.01%	0.01%	0.01%	1.30%
AAA Rated Money Market Funds	0.01	0.01	0.01	0.01	1.30
30 Day Treasury Bills	0.01	0.02	0.03	0.05	1.26

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2015	William Blair Funds	115

Ready Reserves Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Principal	Amortized
Issuer	Amount	Cost

U.S. Government and U.S. Government Agency—9.1%

Federal Home Loan Bank (FHLB)—4.5%
Federal Home Loan Bank (FHLB), 0.000%-0.075%, 7/6/15-8/21/15	$61,239	$61,238
Federal Home Loan Mortgage Corp. (FHLMC)—1.0%
Federal Home Loan Mortgage Corporation (FHLMC), 0.050%-0.070%, 8/21/15-9/8/15	13,737	13,736
Federal National Mortgage Association (FNMA)—3.6%
Federal National Mortgage Association (FNMA), 0.000%-0.060%, 7/8/15-9/16/15	48,113	48,110

Corporate Notes—1.6%
American Honda Finance Corporation, 0.271%, 10/7/15, VRN	5,000	5,000
General Electric Capital Corporation, 0.651%-1.301%, 7/2/15-1/8/16, VRN	4,498	4,507
General Electric Capital Corporation, 1.625%-5.000%, 7/2/15-1/8/16	6,531	6,582
Wal-Mart Stores, Inc., 2.250%, 7/8/15	5,838	5,840
Total Corporate Notes		21,929

Commercial Paper—69.9%
Abbot Laboratories, 0.110%-0.140%, 7/13/15-9/1/15	43,600	43,594
American Honda Finance Corporation, 0.110%-0.130%, 7/6/15-8/25/15	35,000	34,996
Caterpillar Financial Services Corporation, 0.100%-0.120%, 7/6/15-9/2/15	51,547	51,541
Chevron Corporation, 0.070%-0.090%, 7/7/15-8/27/15	41,000	40,998
Coca-Cola Co. (The), 0.090%-0.150%, 7/7/15-8/24/15	49,045	49,040
ConocoPhillips Qatar Funding, Ltd., 0.100%-0.170%, 7/6/15-8/19/15	46,731	46,726
Illinois Tool Works, Inc., 0.090%-0.100%, 7/2/15-7/9/15	36,000	36,000
International Business Machines Corporation, 0.090%, 7/29/15	15,000	14,999
John Deere Capital Corporation, 0.100%-0.120%, 7/9/15-8/17/15	37,780	37,776
John Deere Credit, Ltd., 0.090%-0.130%, 7/7/15-7/28/15	19,400	19,399
Johnson & Johnson, 0.060%-0.080%, 7/17/15-7/23/15	36,000	35,999
Kimberly-Clark Corporation, 0.080%-0.110%, 7/15/15-8/10/15	49,700	49,696
Microsoft Corporation, 0.070%, 7/8/15-7/29/15	47,000	46,999
Nestle Capital Corporation, 0.030%-0.130%, 7/8/15-9/1/15	24,000	23,999
Nestle Finance International, Ltd., 0.060%, 7/7/15	15,000	15,000
PACCAR Financial Corporation, 0.100%-0.110%, 7/15/15-7/28/15	39,314	39,311

	Principal	Amortized
Issuer	Amount	Cost

Commercial Paper—(continued)
PepsiCo, Inc., 0.070%-0.080%, 7/8/15-7/22/15	$50,000	$50,000
Pfizer, Inc., 0.070%-0.140%, 7/1/15-8/13/15	36,515	36,512
Praxair, Inc., 0.080%-0.100%, 7/27/15	13,600	13,599
Procter & Gamble Co., 0.100%, 8/11/15	10,000	9,999
Roche Holdings, Inc., 0.060%-0.100%, 7/6/15-8/25/15	50,000	49,996
Toyota Credit de Puerto Rico Corporation, 0.090%-0.160%, 7/1/15-8/12/15	39,000	38,997
Toyota Motor Credit Corporation, 0.140%, 8/4/15	7,000	6,999
Unilever Capital Corporation, 0.090%, 7/13/15	10,000	10,000
United Technologies Corporation, 0.100%-0.120%, 7/21/15-8/31/15	29,800	29,796
USAA Capital Corporation, 0.050%-0.100%, 7/2/15-7/28/15	31,600	31,599
Wal-Mart Stores, Inc., 0.050%-0.080%, 7/6/15-7/13/15	30,000	30,000
Walt Disney Co. (The), 0.070%-0.110%, 7/1/15-9/30/15	46,500	46,496
Total Commercial Paper		940,066

Repurchase Agreements—19.4%
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $211,465, collateralized by U.S. Treasury Note, 1.750%, due 2/28/22	211,465	211,465
Goldman Sachs, 0.130% dated 6/30/15, due 7/1/15, repurchase price $50,000, collateralized by FMAC, 3.000%-3.500%, due 9/1/26-6/1/42, and FNMA, 4.000%, due 7/1/45	50,000	50,000
Total Repurchase Agreements		261,465
Total Investments—100.0% (cost $1,346,544)		1,346,544
Liabilities, plus cash and other assets—0.0%		(1)
Net assets-100.0%		$1,346,543
Portfolio Weighted Average Maturity		22 days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

116	Semiannual Report	June 30, 2015

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Brian D. Singer Thomas Clarke

The William Blair Macro Allocation Fund (Class N shares) posted a 4.04% increase, net of fees, for the six-month period ending June 30, 2015. By comparison, the Fund’s benchmark indices, the Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index and the Long-Term Comparative Index (40% Barclays U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index), increased 0.01% and 0.82%, respectively.

The Fund saw a number of positive performance drivers from both its market-oriented strategies and its currency-oriented strategies. Long exposures to European equities and short exposures to European currencies both had strongly positive performance impacts, mostly early in the period. Long Asian currency exposures also drove positive performance throughout the period. Equity positioning within the U.S. detracted somewhat from performance as short exposures to smaller and growth-oriented segments and long exposures to larger and value-oriented segments of the equity marketplace were not rewarded during the period.

We believe that our investment philosophy and process is well-equipped to navigate an environment of fundamental valuation opportunities combined with significant shorter-term macro-thematic and geopolitical risks. We will continue to employ appropriate tools to gain insight and understanding in environments where geopolitical influences are significant and macro-thematic forces cut across the investment landscape. We remain vigilant as we assess new relevant information to capture future investment opportunities in a timely manner, and we will continue balancing the relationship between risk taken and compensation expected.

June 30, 2015	William Blair Funds	117

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015
	Year			Since
	to Date	1 Year	3 Year	Inception
Class N(a)	4.04%	4.60%	9.57%	10.15%
Class I(a)	4.17	4.86	9.85	10.42
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	0.01	0.02	0.06	0.06
Long-Term Comparative Index(a)	0.82	1.09	4.63	5.07
Institutional Class(b)	4.25	4.98	—	5.44
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.01	0.02	—	0.06
Long-Term Comparative Index(b)	0.82	1.09	—	3.14
(a)	For the period from November 29, 2011 (Commencement of Operations) to June 30, 2015.
(b)	For the period from October 21, 2013 (Commencement of Operations) to June 30, 2015.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on June 30, 2015. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2015.

Category	%
Equity Exchange-Traded Funds	44.8%
Fixed Income Exchange-Traded Funds	17.2%
U.S. Government	6.7%
Purchased options	0.1%
Repurchase Agreements	30.3%
Cash and other assets, less liabilities	0.9%
Net Assets	100.0%

118	Semiannual Report	June 30, 2015

Macro Allocation Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

	Shares/
	Principal
Issuer	Amount	Value

Exchange-Traded Funds—62.0%

Equity Exchange-Traded Funds—44.8%
Energy Select Sector SPDR Fund	304,000	$22,849
Guggenheim China Small Cap ETF	719,200	22,669
iShares Global Energy ETF	1,273,000	44,530
iShares MSCI Brazil Capped ETF	423,000	13,862
iShares MSCI India ETF	810,000	24,551
iShares MSCI Japan ETF	1,878,000	24,057
iShares Russell 1000 Value ETF	2,132,000	219,916
Market Vectors Russia ETF	1,807,000	33,032
SPDR S&P 500 ETF Trust	1,048,000	215,731
SPDR S&P Emerging Markets Small Cap ETF	636,000	28,645
Utilities Select Sector SPDR Fund	1,079,000	44,735
Vanguard FTSE Emerging Markets ETF	188,000	7,685
Total Equity Exchange-Traded Funds		702,262
Fixed Income Exchange-Traded Funds—17.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,715,000	198,460
SPDR Barclays High Yield Bond ETF	1,511,000	58,068
WisdomTree Emerging Markets Local Debt Fund ETF	318,000	12,360
Total Fixed Income Exchange-Traded Funds		268,888
Total Exchange-Traded Funds—62.0% (cost $968,726)		971,150

Repurchase Agreement—30.3%
Fixed Income Clearing Corporation, 0.000% dated 6/30/15, due 7/1/15, repurchase price $473,669, collateralized by U.S. Treasury Notes, 2.000%-2.125%, due 5/31/21-6/30/21	$473,669	473,669
Total Repurchase Agreement—30.3% (cost $473,669)		473,669

U.S. Government—6.7%
U.S. Treasury Bill, 0.000%, due 7/23/15(a)	10,000	10,000
U.S. Treasury Bill, 0.000%, due 8/20/15(a)	5,000	5,000
U.S. Treasury Bill, 0.000%, due 9/17/15(a)	5,000	5,000
U.S. Treasury Bill, 0.015%, due 10/15/15(a)	5,000	5,000
U.S. Treasury Bill, 0.028%, due 11/12/15(a)	5,000	5,000
U.S. Treasury Bill, 0.038%, due 12/10/15(a)	5,000	4,999
	Shares/
	Principal
	Amount/
Issuer	Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.068%, due 1/7/16(a)	$10,000	$9,996
U.S. Treasury Bill, 0.086%, due 2/4/16(a)	10,000	9,995
U.S. Treasury Bill, 0.139%, due 3/3/16(a)	10,000	9,991
U.S. Treasury Bill, 0.172%, due 3/31/16(a) (b)	10,000	9,987
U.S. Treasury Bill, 0.185%, due 4/28/16(a) (b)	10,000	9,985
U.S. Treasury Bill, 0.218%, due 5/26/16(a) (b)	10,000	9,980
U.S. Treasury Bill, 0.264%, due 6/23/16(a)	10,000	9,974
Total U.S. Government—6.7% (cost $104,865)		104,907

Purchased Options—0.1%
iShares MSCI Emerging Markets, Aug 2015, Strike $40, CALL	15,050	1,430
S&P 500 Index, July 2015, Strike $2,110, CALL	615	430
Total Purchased Options—0.1% (cost $4,686)		1,860
Total Investments in Securities—99.1% (cost $1,551,946)		1,551,586

Securities Received As Collateral—0.3%
U.S. Treasury Bonds—0.3%
U.S. Treasury Bond, 2.750%, due 11/15/42	1,005	939
U.S. Treasury Bond, 3.625%, due 2/15/44	2,641	2,940
U.S. Treasury Bond, 3.125%, due 8/15/44	309	313
Total Securities Received As Collateral—0.3% (cost $4,192)		4,192
Cash and other assets, less liabilities—0.6%		10,140
Net assets—100.0%		$1,565,918

(a) Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts aggregating a total value of $68,703 (in thousands).

(b) Security, or portion of security, is segregated as collateral for OTC swap contracts aggregating a total value of $11,668 (in thousands).

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	119

Macro Allocation Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940, as amended. The Fund had the following transactions during the period ended June 30, 2015 with companies deemed affiliated during the period or at June 30, 2015.

		Share Activity			Period Ended June 30, 2015
								Change in net
								unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Security Name	12/31/2014	Purchases	Sales	6/30/2015	Value	Income	gain (loss)	(depreciation)
pGuggenheim China Small Cap ETF	957,000	117,000	(354,800)	719,200	$22,669	$—	$1,218	$3,635
pSPDR S&P Emerging Markets Small Cap ETF	438,000	198,000	—	636,000	28,645	162	—	144
					$51,314	$162	$1,218	$3,779

p = Affiliated company at June 30, 2015. The Fund’s total value in companies deemed to be affiliated at June 30, 2015 was $51,314.

Forward Foreign Currency Contracts

					Net Unrealized
Settlement			Local Currency		Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	Current Value	(Depreciation)
Purchased
9/16/15	Brazilian Real	State Street Bank & Trust Company	131,846	$41,239	$199
9/16/15	Chinese Yuan Renminbi	State Street Bank & Trust Company	464,822	74,564	(1,029)
9/16/15	Colombian Peso	State Street Bank & Trust Company	164,153,419	62,478	(1,847)
9/16/15	Euro	State Street Bank & Trust Company	60,503	67,525	(390)
9/16/15	Hungarian Forint	State Street Bank & Trust Company	13,686,566	48,311	(977)
9/16/15	Indonesian Rupiah	State Street Bank & Trust Company	1,450,866,772	106,988	526
9/16/15	Indian Rupee	State Street Bank & Trust Company	10,271,514	158,814	748
9/16/15	Japanese Yen	State Street Bank & Trust Company	4,326,976	35,391	77
9/16/15	Polish Zloty	State Street Bank & Trust Company	183,134	48,605	(983)
9/16/15	Russian Ruble	State Street Bank & Trust Company	1,720,074	30,328	(128)
9/16/15	New Turkish Lira	State Street Bank & Trust Company	85,505	31,208	850
9/16/15	South African Rand	State Street Bank & Trust Company	293,070	23,765	486
9/17/15	Malaysian Ringgit	State Street Bank & Trust Company	451,544	118,965	(780)
9/17/15	Mexican Peso	State Street Bank & Trust Company	1,122,096	70,998	(1,086)
					$(4,334)
Sold
9/16/15	Australian Dollar	State Street Bank & Trust Company	119,726	$91,985	$403
9/16/15	Canadian Dollar	State Street Bank & Trust Company	10,923	8,736	(1)
9/16/15	Swiss Franc	State Street Bank & Trust Company	206,418	221,450	1,053
9/16/15	Czech Koruna	State Street Bank & Trust Company	1,679,440	68,734	449
9/16/15	Euro	State Street Bank & Trust Company	206,582	230,559	3,321
9/16/15	British Pound Sterling	State Street Bank & Trust Company	4,935	7,750	(97)
9/16/15	Hong Kong Dollar	State Street Bank & Trust Company	452,193	58,331	(11)
9/16/15	Japanese Yen	State Street Bank & Trust Company	3,180,711	26,016	(9)
9/16/15	New Zealand Dollar	State Street Bank & Trust Company	244,531	164,614	9,746
9/16/15	Thai Baht	State Street Bank & Trust Company	3,673,967	108,496	(275)
9/16/15	Taiwan Dollar	State Street Bank & Trust Company	366,968	11,900	(22)
					$14,557

Futures Contracts

				Notional Amount	Net Unrealized
Number of				(Local,	Appreciation
Contracts	Description	Expiration Date	Local Currency	in thousands)	(Depreciation)
Long
265	Amsterdam Index	July 2015	Euro	25,019	$(92)
615	IBEX 35 Index	July 2015	Euro	66,266	398
550	MSCI Singapore ETS Index	July 2015	Singapore Dollar	40,898	(280)
160	MSCI Taiwan Index	July 2015	U.S. Dollar	5,477	(108)
4,400	BIST 30 Index	August 2015	Turkish Lira	44,825	(551)
490	KOSPI 200 Index	September 2015	South Korean Won	61,801,250	(537)
175	SPI 200 Index	September 2015	Australian Dollar	23,612	(296)
2,100	EURO STOXX 50 Index	September 2015	Euro	72,156	(523)
845	FTSE 100 Index	September 2015	British Pound Sterling	54,874	(1,906)
420	FTSE MIB Index	September 2015	Euro	47,403	616
550	10YR US Treasury Notes*	September 2015	U.S. Dollar	69,394	(243)
979	5YR US Treasury Notes*	September 2015	U.S. Dollar	116,753	175
					$(3,347)

See accompanying Notes to Financial Statements.

120	Semiannual Report	June 30, 2015

Macro Allocation Fund

Portfolio of Investments, June 30, 2015 (all dollar amounts in thousands) (unaudited)

Futures Contracts (continued)

				Notional Amount	Net Unrealized
Number of				(Local,	Appreciation
Contracts	Description	Expiration Date	Local Currency	in thousands)	(Depreciation)
Short
610	CAC 40 Index	July 2015	Euro	29,198	$216
362	H-Shares Index	July 2015	Hong Kong Dollar	233,943	1,368
530	EURO-BTP	September 2015	Euro	69,011	1,392
529	Euro-OAT*	September 2015	Euro	77,483	743
205	German Euro Bund*	September 2015	Euro	31,160	236
903	10YR JGB Mini	September 2015	Japanese Yen	13,268,682	(301)
190	NIKKEI 225 Index	September 2015	Japanese Yen	1,927,550	204
1,700	FTSE 40 Index	September 2015	South African Rand	786,080	196
175	DAX Index	September 2015	Euro	48,132	329
1,075	Russell 2000 Mini Index	September 2015	U.S. Dollar	134,418	506
2,940	S&P 500 E Mini Index	September 2015	U.S. Dollar	301,997	3,228
650	10YR Can Bond	September 2015	Canadian Dollar	91,000	(655)
95	GILT Index	September 2015	British Pound Sterling	10,994	159
					$7,621

* Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

Total Return Swaps

					Notional	Unrealized
	Pay/Receive		Maturity		Amount	Appreciation
Reference Entity	Floating Rate	Floating Rates	Dates	Counterparty	(in thousands)	(Depreciation)
Industrial Select Sector Fund	Receive	1 Month LIBOR minus 45 bp	Aug 2015 to July 2016	Credit Suisse International	$70,888	$5
Dow Jones US Health Care Total Return Index	Receive	1 Month LIBOR minus 5 bp	Aug 2015	Goldman Sachs International	23,554	532
Consumer Discretionary Select Sector Total Return Index	Receive	1 Month LIBOR minus 5 bp	Aug 2015	Goldman Sachs International	23,295	416
MSCI Vietnam Daily Total Return Index	Pay	3 Month LIBOR plus 100 bp	Sept 2015	Goldman Sachs International	16,663	911
Vietnam Equity Basket	Pay	3 Month LIBOR plus 100 bp	Sept 2015	Goldman Sachs International	11,850	(25)
Russell 1000 Growth Index Total Return	Receive	1 Month LIBOR plus 20 bp	Aug 2015	Goldman Sachs International	67,179	1,915
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 30 bp – 40 bp	Feb 2016 to May 2016	Credit Suisse International	16,854	2,504
Equity Basket – Energy Sector	Pay	1 Month LIBOR plus 45 bp - 65 bp	Aug 2015 to Jul 2016	Credit Suisse International	75,440	(2,912)
						$3,346

Interest Rate Swap

					Notional	Unrealized
	Pay/Receive		Maturity		Amount	Appreciation
Floating Rate Reference	Floating Rate	Fixed Rate	Date	Counterparty	(in thousands)	(Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.000%	June 2024	Credit Suisse International	75,470 CHF	$(2,181)

Variance Swap

					Notional	Unrealized
	Pay/Receive	Variance	Maturity		Amount	Appreciation
Reference Entity	Floating Rate	Strike Price	Dates	Counterparty	(in thousands)	(Depreciation)
S&P 500 Index	Receive	231.04	Aug 2015	Credit Suisse International	$628	$799
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$1,964

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	121

Statements of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

		Large Cap	Large Cap	Mid Cap
	Growth	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$717,168	$50,529	$3,466	$251,780
Investments in securities, at value	$879,981	$64,751	$4,138	$290,947
Cash	60	—	46	—
Receivable for securities sold	872	—	60	—
Receivable for fund shares sold	469	1,122	—	321
Receivable from Adviser	—	7	9	24
Dividend and interest receivable	288	26	4	72
Total assets	881,670	65,906	4,257	291,364
Liabilities
Payable for investment securities purchased	6,451	—	59	—
Payable for fund shares redeemed	1,866	6	130	347
Management fee payable	549	38	2	233
Distribution fee payable	46	2	—	7
Other payables and accrued expenses	255	18	21	79
Total liabilities	9,167	64	212	666
Net Assets	$872,503	$65,842	$4,045	$290,698
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$60	$6	$—	$19
Capital paid in excess of par value	610,436	48,092	3,091	219,757
Accumulated net investment income (loss)	(447)	(18)	21	(919)
Accumulated net realized gain (loss)	99,641	3,540	261	32,674
Net unrealized appreciation (depreciation) of investments and foreign currencies	162,813	14,222	672	39,167
Net Assets	$872,503	$65,842	$4,045	$290,698

Class N Shares
Net Assets	$217,712	$9,542	$1,319	$35,251
Shares Outstanding	15,595,377	862,383	99,291	2,372,527
Net Asset Value Per Share	$13.96	$11.06	$13.28	$14.86
Class I Shares
Net Assets	$654,791	$56,300	$2,726	$255,447
Shares Outstanding	43,972,825	4,904,842	204,858	16,650,089
Net Asset Value Per Share	$14.89	$11.48	$13.30	$15.34

See accompanying Notes to Financial Statements.

122	Semiannual Report	June 30, 2015

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

		Large Cap	Large Cap	Mid Cap
	Growth	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$3,901	$251	$41	$876
Less foreign tax withheld	(20)	—	—	—
Total income	3,881	251	41	876
Expenses
Investment advisory fees	3,398	217	15	1,537
Distribution fees	306	11	2	45
Custodian fees	18	13	15	21
Transfer agent fees	56	5	2	14
Sub-transfer agent fees
Class N	145	6	—	22
Class I	295	19	—	164
Professional fees	35	16	16	22
Registration fees	23	21	18	11
Shareholder reporting fees	13	2	—	26
Trustee fees	21	1	—	9
Other expenses	18	3	2	9
Total expenses before waiver	4,328	314	70	1,880
Expenses reimbursed to (waived or absorbed by) the Adviser	—	(45)	(50)	(85)
Net expenses	4,328	269	20	1,795
Net investment income (loss)	(447)	(18)	21	(919)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	45,993	2,511	233	22,128
Foreign currency transactions	1	—	—	—
Total net realized gain (loss)	45,994	2,511	233	22,128
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(17,557)	940	(286)	(4,347)
Change in net unrealized appreciation (depreciation)	(17,557)	940	(286)	(4,347)
Net increase (decrease) in net assets resulting from operations	$27,990	$3,433	$(32)	$16,862

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	123

Statements of Changes in Net Assets

For the Period Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014 (all amounts in thousands)

			Large Cap		Large Cap		Mid Cap
	Growth Fund		Growth Fund		Value Fund		Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$(447)	$(2,652)	$(18)	$(10)	$21	$41	$(919)	$(2,292)
Net realized gain (loss) on investments, and other assets and liabilities	45,994	160,635	2,511	5,646	233	422	22,128	54,804
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(17,557)	(98,071)	940	1,780	(286)	(57)	(4,347)	(23,846)
Net increase (decrease) in net assets resulting from operations	27,990	59,912	3,433	7,416	(32)	406	16,862	28,666
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	(11)	—	—
Class I	—	—	—	—	—	(32)	—	—
Net realized gain
Class N	—	(38,561)	—	(766)	—	(127)	—	(4,943)
Class I	—	(92,382)	—	(4,395)	—	(281)	—	(43,297)
Total distributions	—	(130,943)	—	(5,161)	—	(451)	—	(48,240)
Capital stock transactions
Net proceeds from sale of shares	44,348	168,221	8,841	12,804	147	329	19,037	47,300
Shares issued in reinvestment of income dividends and capital gain distributions	—	122,205	—	4,464	—	424	—	46,677
Less cost of shares redeemed	(160,638)	(173,143)	(6,041)	(7,105)	(691)	(1,194)	(84,987)	(162,245)
Net increase (decrease) in net assets resulting from capital share transactions	(116,290)	117,283	2,800	10,163	(544)	(441)	(65,950)	(68,268)
Increase (decrease) in net assets	(88,300)	46,252	6,233	12,418	(576)	(486)	(49,088)	(87,842)
Net assets
Beginning of period	960,803	914,551	59,609	47,191	4,621	5,107	339,786	427,628
End of period	$872,503	$960,803	$65,842	$59,609	$4,045	$4,621	$290,698	$339,786
Accumulated net investment income (loss) at the end of the period	$(447)	$—	$(18)	$—	$21	$—	$(919)	$—

See accompanying Notes to Financial Statements.

124	Semiannual Report	June 30, 2015

Statements of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

		Small-Mid	Small-Mid
	Mid Cap	Cap	Cap	Small Cap
	Value	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$2,508	$818,147	$3,816	$402,216
Investments in affiliated companies, at cost	—	—	—	5,586
Investments in securities, at value	$3,201	$1,042,420	$4,381	$487,475
Investments in affiliated companies, at value	—	—	—	6,352
Receivable for securities sold	167	9,600	140	10,085
Receivable for fund shares sold	1	3,947	—	474
Receivable from Adviser	10	23	8	24
Dividend and interest receivable	5	380	6	153
Total assets	3,384	1,056,370	4,535	504,563
Liabilities
Payable for securities purchased	167	13,799	124	1,410
Payable for fund shares redeemed	—	1,030	—	979
Management fee payable	3	854	4	462
Distribution fee payable	—	27	—	30
Other payables and accrued expenses	5	243	27	194
Total liabilities	175	15,953	155	3,075
Net Assets	$3,209	$1,040,417	$4,380	$501,488
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$—	$50	$—	$18
Capital paid in excess of par value	2,016	787,600	3,590	402,235
Accumulated net investment income (loss)	11	(1,682)	7	(1,819)
Accumulated net realized gain (loss)	489	30,176	218	15,029
Net unrealized appreciation (depreciation) of investments and foreign currencies	693	224,273	565	86,025
Net Assets	$3,209	$1,040,417	$4,380	$501,488

Class N Shares
Net Assets	$360	$132,016	$919	$143,925
Shares Outstanding	27,307	6,475,974	66,145	5,441,693
Net Asset Value Per Share	$13.18	$20.39	$13.89	$26.45
Class I Shares
Net Assets	$2,849	$908,401	$3,461	$357,563
Shares Outstanding	215,616	43,031,295	248,704	12,655,796
Net Asset Value Per Share	$13.21	$21.11	$13.91	$28.25

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	125

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

		Small-Mid	Small-Mid
	Mid Cap	Cap	Cap	Small Cap
	Value	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$30	$3,752	$32	$1,539
Less foreign tax withheld	—	(26)	—	(11)
Total income	30	3,726	32	1,528
Expenses
Investment advisory fees.	17	4,797	22	2,785
Distribution fees	—	134	1	182
Custodian fees	14	18	17	16
Transfer agent fees	1	28	—	35
Sub-transfer agent fees
Class N	—	53	—	92
Class I	—	386	—	182
Professional fees	14	31	17	28
Registration fees	16	38	26	28
Shareholder reporting fees	—	35	—	90
Trustee fees	—	17	—	13
Other expenses	1	14	2	12
Total expenses before waiver	63	5,551	85	3,463
Expenses reimbursed to (waived or absorbed by) the Adviser	(44)	(143)	(60)	(116)
Net expenses	19	5,408	25	3,347
Net investment income (loss)	11	(1,682)	7	(1,819)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	486	27,733	135	15,518
Total net realized gain (loss)	486	27,733	135	15,518
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(386)	55,439	(57)	3,200 (1)
Change in net unrealized appreciation (depreciation)	(386)	55,439	(57)	3,200
Net increase (decrease) in net assets resulting from operations	$111	$81,490	$85	$16,899

(1) Includes $(514) from companies deemed affiliated during the period or at June 30, 2015.

See accompanying Notes to Financial Statements.

126	Semiannual Report	June 30, 2015

Statements of Changes in Net Assets

For the Period Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014 (all amounts in thousands)

	Mid Cap Value Fund		Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$11	$21	$(1,682)	$(2,965)	$7	$9	$(1,819)	$(4,620)
Net realized gain (loss) on investments, and other assets and liabilities	486	468	27,733	67,816	135	361	15,518	73,574
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(386)	(89)	55,439	(675)	(57)	(182)	3,200	(56,321)
Net increase (decrease) in net assets resulting from operations	111	400	81,490	64,176	85	188	16,899	12,633
Distributions to shareholders from
Net investment income
Class N	—	(1)	—	—	—	—	—	—
Class I	—	(21)	—	—	—	(12)	—	—
Net realized gain
Class N	—	(24)	—	(6,031)	—	(76)	—	(25,936)
Class I	—	(471)	—	(62,751)	—	(266)	—	(59,140)
Total distributions	—	(517)	—	(68,782)	—	(354)	—	(85,076)
Capital stock transactions
Net proceeds from sale of shares	255	49	152,991	295,395	192	2,169	38,125	100,914
Shares issued in reinvestment of income dividends and capital gain distributions	—	412	—	66,503	—	214	—	82,817
Less cost of shares redeemed	(925)	(1,033)	(70,900)	(171,037)	(250)	(1,142)	(65,978)	(226,205)
Net increase (decrease) in net assets resulting from capital share transactions	(670)	(572)	82,091	190,861	(58)	1,241	(27,853)	(42,474)
Increase (decrease) in net assets	(559)	(689)	163,581	186,255	27	1,075	(10,954)	(114,917)
Net assets
Beginning of period	3,768	4,457	876,836	690,581	4,353	3,278	512,442	627,359
End of period	$3,209	$3,768	$1,040,417	$876,836	$4,380	$4,353	$501,488	$512,442
Accumulated net investment income (loss) at the end of the period	$11	$—	$(1,682)	$—	$7	$—	$(1,819)	$—

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	127

Statements of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

		Global	Global Small	International
	Small Cap	Leaders	Cap Growth	Leaders
	Value Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$481,940	$160,401	$51,983	$85,345
Investments in securities, at value	$584,927	$185,521	$57,438	$97,839
Cash	—	8	—	7
Foreign currency, at value (cost $ — ; $460; $201; $488)	—	455	200	483
Receivable for securities sold	8,020	64	—	—
Receivable for fund shares sold	298	25	2	1
Receivable from Adviser	1	21	13	24
Dividend and interest receivable	673	415	113	281
Total assets	593,919	186,509	57,766	98,635
Liabilities
Payable for investment securities purchased	10,536	25	—	—
Payable for fund shares redeemed	153	—	100	—
Management fee payable	531	160	48	78
Shareholder administration fee payable	—	8	7	2
Distribution fee payable	8	1	—	—
Foreign capital gains tax liability	—	—	7	—
Other payables and accrued expenses	140	54	37	8
Total liabilities	11,368	248	199	88
Net Assets	$582,551	$186,261	$57,567	$98,547
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$32	$15	$4	$7
Capital paid in excess of par value	473,229	155,457	50,598	85,575
Accumulated net investment income (loss)	567	791	126	315
Accumulated net realized gain (loss)	5,736	4,890	1,394	170
Net unrealized appreciation (depreciation) of investments and foreign currencies	102,987	25,108	5,445	12,480
Net Assets	$582,551	$186,261	$57,567	$98,547

Class N Shares
Net Assets	$37,887	$5,788	$778	$179
Shares Outstanding	2,118,226	466,525	58,185	13,600
Net Asset Value Per Share	$17.89	$12.41	$13.37	$13.19
Class I Shares
Net Assets	$544,664	$51,392	$56,789	$12,629
Shares Outstanding	29,719,206	4,133,894	4,221,401	956,649
Net Asset Value Per Share	$18.33	$12.43	$13.45	$13.20
Institutional Class Shares
Net Assets	—	$129,081	—	$85,739
Shares Outstanding	—	10,377,363	—	6,495,673
Net Asset Value Per Share	—	$12.44	—	$13.20

  See accompanying Notes to Financial Statements.

128	Semiannual Report	June 30, 2015

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

		Global	Global Small	International
	Small Cap	Leaders	Cap Growth	Leaders
	Value Fund	Fund	Fund	Fund
Investment income
Dividends	$4,215	$1,936	$541	$1,308
Less foreign tax withheld	—	(143)	(42)	(115)
Total income	4,215	1,793	499	1,193
Expenses
Investment advisory fees	3,168	915	258	455
Distribution fees	48	7	1	—
Shareholder administration fees	—	47	39	9
Custodian fees	16	27	39	30
Transfer agent fees	20	6	9	1
Sub-transfer agent fees
Class N	28	3	1	—
Class I	290	18	3	11
Professional fees	26	28	25	28
Registration fees	23	25	38	22
Shareholder reporting fees	32	1	1	—
Trustee fees	13	4	1	2
Other expenses	10	5	4	5
Total expenses before waiver	3,674	1,086	419	563
Expenses reimbursed to (waived or absorbed by) the Adviser	(26)	(78)	(91)	(70)
Net expenses	3,648	1,008	328	493
Net investment income (loss)	567	785	171	700
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	6,751	3,606	1,149	(420)
Foreign currency transactions	—	(36)	(12)	(11)
Total net realized gain (loss)	6,751	3,570	1,137	(431)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(2,530)	4,036	3,352	6,635
Foreign currency translations	—	8	28	66
Change in net unrealized appreciation (depreciation)	(2,530)	4,044	3,380	6,701
Net increase (decrease) in net assets resulting from operations	$4,788	$8,399	$4,688	$6,970

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	129

Statements of Changes in Net Assets

For the Period Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014 (all amounts in thousands)

					Global
	Small Cap		Global		Small Cap		International
	Value Fund		Leaders Fund		Growth Fund		Leaders Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$567	$519	$785	$695	$171	$(57)	$700	$1,122
Net realized gain (loss) on investments, and other assets and liabilities	6,751	24,178	3,570	7,314	1,137	1,914	(431)	1,690
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(2,530)	4,446	4,044	(1,694)	3,380	(415)	6,701	(4,687)
Net increase (decrease) in net assets resulting from operations	4,788	29,143	8,399	6,315	4,688	1,442	6,970	(1,875)
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	—	—	(1)
Class I	—	(610)	—	(75)	—	—	—	(72)
Institutional Class	—	—	—	(301)	—	—	—	(746)
Net realized gain
Class N	—	(1,435)	—	(8)	—	(25)	—	—
Class I	—	(18,791)	—	(85)	—	(1,623)	—	—
Institutional Class	—	—	—	(165)	—	—	—	—
Total distributions	—	(20,836)	—	(634)	—	(1,648)	—	(819)
Capital stock transactions
Net proceeds from sale of shares	53,292	291,841	28,718	53,874	10,779	26,372	4,108	26,388
Shares issued in reinvestment of income dividends and capital gain distributions	—	19,104	—	567	—	576	—	243
Less cost of shares redeemed	(60,715)	(142,362)	(14,518)	(43,543)	(1,028)	(1,039)	(493)	(4,749)
Net increase (decrease) in net assets resulting from capital share transactions	(7,423)	168,583	14,200	10,898	9,751	25,909	3,615	21,882
Increase (decrease) in net assets	(2,635)	176,890	22,599	16,579	14,439	25,703	10,585	19,188
Net assets
Beginning of period	585,186	408,296	163,662	147,083	43,128	17,425	87,962	68,774
End of period	$582,551	$585,186	$186,261	$163,662	$57,567	$43,128	$98,547	$87,962
Accumulated net investment income (loss) at the end of the period	$567	$—	$791	$6	$126	$(45)	$315	$(385)

See accompanying Notes to Financial Statements.

130	Semiannual Report	June 30, 2015

Statements of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

		Institutional	International	Institutional International
	International	International	Growth	Growth
	Equity Fund	Equity Fund	Fund	Fund
Assets
Investments in securities, at cost	$61,958	$14,147	$3,373,299	$2,126,504
Investment in affiliated fund, at cost	—	—	17,756	10,047
Investments in securities, at value	$70,379	$15,673	$3,831,604	$2,400,870
Investment in affiliated fund, at value	—	—	37,015	20,945
Cash	4	1	64	40
Foreign currency, at value (cost $241; $123; $11,471; $8,052)	241	122	11,391	7,999
Receivable for securities sold	—	—	9,646	6,103
Receivable for fund shares sold	—	750	7,074	9,411
Receivable from Adviser	20	9	—	—
Dividend and interest receivable	231	82	13,460	7,903
Total assets	70,875	16,637	3,910,254	2,453,271
Liabilities
Payable for investment securities purchased	579	130	15,246	10,440
Payable for fund shares redeemed	—	—	1,421	1,878
Management fee payable	60	12	3,232	1,900
Distribution fee payable	1	—	211	—
Foreign capital gains tax liability	—	—	350	306
Other payables and accrued expenses	30	36	1,512	422
Total liabilities	670	178	21,972	14,946
Net Assets	$70,205	$16,459	$3,888,282	$2,438,325
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$1	$143	$151
Capital paid in excess of par value	135,546	104,881	3,692,562	2,116,354
Accumulated net investment income (loss)	1,227	57	53,308	13,047
Accumulated net realized gain (loss)	(74,988)	(90,004)	(334,926)	24,016
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,415	1,524	477,195	284,757
Net Assets	$70,205	$16,459	$3,888,282	$2,438,325

Class N Shares
Net Assets	$3,804	—	$1,025,575	—
Shares Outstanding	260,041	—	38,329,315	—
Net Asset Value Per Share	$14.63	—	$26.76	—
Class I Shares
Net Assets	$66,401	—	$2,862,707	—
Shares Outstanding	4,484,651	—	104,457,759	—
Net Asset Value Per Share	$14.81	—	$27.41	—
Institutional Class Shares
Net Assets	—	$16,459	—	$2,438,325
Shares Outstanding	—	1,285,704	—	150,546,611
Net Asset Value Per Share	—	$12.80	—	$16.20

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	131

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

					Institutional
		Institutional	International		International
	International	International	Growth		Growth
	Equity Fund	Equity Fund	Fund		Fund
Investment income
Dividends	$1,234	$253	$59,397		$37,616
Less foreign tax withheld	(98)	(21)		(5,683)		(3,593)
Interest	—	—	1		1
Total income	1,136	232	53,715		34,024
Expenses
Investment advisory fees	365	68	19,259		11,309
Distribution fees	5	—	1,265		—
Custodian fees	24	19	160		125
Transfer agent fees	2	—	119		28
Sub-transfer agent fees
Class N	2	—	624		—
Class I	38	—	1,309		—
Professional fees	28	28	138		100
Registration fees	15	13	30		16
Shareholder reporting fees	1	—	166		10
Trustee fees	2	1	92		55
Other expenses	3	2	74		43
Total expenses before waiver	485	131	23,236		11,686
Expenses reimbursed to (waived or absorbed by) the Adviser	(85)	(55)	—		—
Net expenses	400	76	23,236		11,686
Net investment income (loss)	736	156	30,479		22,338
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	1,867	495	41,411	(1)	21,399	(1)
Foreign currency transactions	(9)	(1)		(1,570)		(994)
Total net realized gain (loss)	1,858	494	39,841		20,405
Change in net unrealized appreciation (depreciation) of:
Investments in securities	1,884	283	150,265	(2)	99,903	(2)
Foreign currency translations	5	3	2,443		1,463
Change in net unrealized appreciation (depreciation)	1,889	286	152,708		101,366
Net increase (decrease) in net assets resulting from operations	$4,483	$936	$223,028		$144,109

(1) Includes $5,623 and $2,355 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

(2) Includes $8,182 and $4,945 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

132	Semiannual Report	June 30, 2015

Statements of Changes in Net Assets

For the Period Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014 (all amounts in thousands)

			Institutional				Institutional
	International		International		International		International
	Equity Fund		Equity Fund		Growth Fund		Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$736	$1,045	$156	$370	$30,479	$52,083	$22,338	$35,796
Net realized gain (loss) on investments, and other assets and liabilities	1,858	6,632	494	18,138	39,841	416,906	20,405	199,722
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	1,889	(9,783)	286	(19,690)	152,708	(579,470)	101,366	(304,800)
Net increase (decrease) in net assets resulting from operations	4,483	(2,106)	936	(1,182)	223,028	(110,481)	144,109	(69,282)
Distributions to shareholders from
Net investment income
Class N	—	(21)	—	—	—	(8,591)	—	—
Class I	—	(576)	—	—	—	(33,318)	—	—
Institutional Class	—	—	—	(293)	—	—	—	(44,638)
Net realized gain
Class N	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	(189,453)
Total distributions	—	(597)	—	(293)	—	(41,909)	—	(234,091)
Capital stock transactions
Net proceeds from sale of shares	3,766	1,780	1,749	—	332,480	722,959	131,663	338,472
Shares issued in reinvestment of income dividends and capital gain distributions	—	543	—	293	—	37,862	—	227,055
Less cost of shares redeemed	(6,553)	(10,689)	(800)	(85,049)	(350,713)	(1,220,568)	(176,616)	(363,134)
Net increase (decrease) in net assets resulting from capital share transactions	(2,787)	(8,366)	949	(84,756)	(18,233)	(459,747)	(44,953)	202,393
Increase (decrease) in net assets	1,696	(11,069)	1,885	(86,231)	204,795	(612,137)	99,156	(100,980)
Net assets
Beginning of period	68,509	79,578	14,574	100,805	3,683,487	4,295,624	2,339,169	2,440,149
End of period	$70,205	$68,509	$16,459	$14,574	$3,888,282	$3,683,487	$2,438,325	$2,339,169
Accumulated net investment income (loss) at the end of the period	$1,227	$491	$57	$(99)	$53,308	$22,829	$13,047	$(9,291)

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	133

Statements of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

		Emerging	Emerging	Emerging
	International	Markets	Markets	Markets
	Small Cap	Leaders	Growth	Small Cap
	Growth Fund	Fund	Fund	Growth Fund
Assets
Investments in securities, at cost	$548,278	$102,069	$934,329	$285,109
Investment in affiliated fund, at cost	—	—	19,975	—
Investments in securities, at value	$608,313	$107,322	$984,451	$317,222
Investment in affiliated fund, at value	—	—	41,642	—
Foreign currency, at value (cost $2,999; $919; $10,462; $2,425)	3,005	920	10,468	2,428
Receivable for securities sold	9,145	3,817	22,736	4,050
Receivable for fund shares sold	321	15	18,747	339
Receivable from Adviser	47	16	24	37
Dividend and interest receivable	1,031	564	3,763	643
Total assets	621,862	112,654	1,081,831	324,719
Liabilities
Payable for investment securities purchased	3,418	980	51,257	3,854
Payable for fund shares redeemed	3,304	1,004	16	34
Payable to custodian	—	71	—	—
Management fee payable	515	101	930	291
Shareholder administration fee payable	47	5	24	22
Distribution fee payable	4	—	3	3
Foreign capital gains tax liability	49	125	408	675
Other payables and accrued expenses	160	94	573	147
Total liabilities	7,497	2,380	53,211	5,026
Net Assets	$614,365	$110,274	$1,028,620	$319,693
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$45	$12	$77	$18
Capital paid in excess of par value	561,842	107,723	947,065	273,451
Accumulated net investment income (loss)	(2,258)	305	1,414	(1,018)
Accumulated net realized gain (loss)	(5,198)	(2,891)	8,707	15,805
Net unrealized appreciation (depreciation) of investments and foreign currencies	59,934	5,125	71,357	31,437
Net Assets	$614,365	$110,274	$1,028,620	$319,693

Class N Shares
Net Assets	$12,025	$2,269	$13,975	$12,744
Shares Outstanding	895,759	248,058	1,057,433	731,155
Net Asset Value Per Share	$13.43	$9.15	$13.22	$17.44
Class I Shares
Net Assets	$375,276	$36,037	$182,088	$169,614
Shares Outstanding	27,609,303	3,927,036	13,657,435	9,714,200
Net Asset Value Per Share	$13.59	$9.18	$13.33	$17.47
Institutional Class Shares
Net Assets	$227,064	$71,968	$832,557	$137,335
Shares Outstanding	16,614,452	7,846,022	62,012,148	7,858,092
Net Asset Value Per Share	$13.67	$9.17	$13.43	$17.48

See accompanying Notes to Financial Statements.

134	Semiannual Report	June 30, 2015

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

				Emerging
	International	Emerging	Emerging	Markets
	Small Cap	Markets	Markets	Small Cap
	Growth	Leaders	Growth	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$7,569	$1,383	$12,588	$2,951
Less foreign tax withheld	(662)	(160)	(1,368)	(215)
Total income	6,907	1,223	11,220	2,736
Expenses
Investment advisory fees	3,139	599	5,736	1,626
Distribution fees	15	2	17	15
Shareholder administration fees	287	25	146	123
Custodian fees	89	55	145	126
Transfer agent fees	16	6	23	19
Sub-transfer agent fees
Class N	8	—	4	10
Class I	129	5	62	30
Professional fees	51	37	67	77
Registration fees	32	24	25	35
Shareholder reporting fees	34	4	—	5
Trustee fees	20	2	22	5
Other expenses	18	4	17	6
Total expenses before waiver	3,838	763	6,264	2,077
Expenses reimbursed to (waived or absorbed by) the Adviser	(287)	(75)	(146)	(176)
Net expenses	3,551	688	6,118	1,901
Net investment income (loss)	3,356	535	5,102	835
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	8,459	(1,959)	10,339 (1)	14,979
Foreign currency transactions	(335)	(93)	(611)	(518)
Total net realized gain (loss)	8,124	(2,052)	9,728	14,461
Change in net unrealized appreciation (depreciation) of:
Investments in securities	31,455	2,164	8,616 (2)	(1,168)
Foreign currency translations	555	37	1,906	1,777
Change in net unrealized appreciation (depreciation)	32,010	2,201	10,522	609
Net increase (decrease) in net assets resulting from operations	$43,490	$684	$25,352	$15,905

(1) Includes $4,810 related to an affiliated fund (William Blair China A-Share Fund, LLC).

(2) Includes $9,784 related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	135

Statements of Changes in Net Assets

For the Period Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014 (all amounts in thousands)

							Emerging Markets
	International Small		Emerging Markets		Emerging Markets		Small Cap
	Cap Growth Fund		Leaders Fund		Growth Fund		Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$3,356	$5,384	$535	$633	$5,102	$9,183	$835	$562
Net realized gain (loss) on investments, and other assets and liabilities	8,124	68,350	(2,052)	2,776	9,728	57,548	14,461	19,077
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	32,010	(142,863)	2,201	(3,517)	10,522	(37,456)	609	7,112
Net increase (decrease) in net assets resulting from operations	43,490	(69,129)	684	(108)	25,352	29,275	15,905	26,751
Distributions to shareholders from
Net investment income
Class N	—	(164)	—	—	—	(72)	—	(16)
Class I	—	(6,193)	—	(69)	—	(1,383)	—	(584)
Institutional Class	—	(4,459)	—	(303)	—	(8,124)	—	(767)
Net realized gain
Class N	—	(1,818)	—	(33)	—	(690)	—	(433)
Class I	—	(53,418)	—	(718)	—	(8,947)	—	(4,971)
Institutional Class	—	(32,680)	—	(1,894)	—	(41,802)	—	(5,350)
Total distributions	—	(98,732)	—	(3,017)	—	(61,018)	—	(12,121)
Capital stock transactions
Net proceeds from sale of shares	44,227	158,782	19,403	57,003	114,964	196,777	69,180	96,155
Shares issued in reinvestment of income dividends and capital gain distributions	—	83,789	—	2,742	—	52,055	—	9,684
Less cost of shares redeemed	(96,292)	(387,962)	(15,995)	(23,496)	(97,530)	(231,277)	(19,295)	(25,665)
Net increase (decrease) in net assets resulting from capital share transactions	(52,065)	(145,391)	3,408	36,249	17,434	17,555	49,885	80,174
Increase (decrease) in net assets	(8,575)	(313,252)	4,092	33,124	42,786	(14,188)	65,790	94,804
Net assets
Beginning of period	622,940	936,192	106,182	73,058	985,834	1,000,022	253,903	159,099
End of period	$614,365	$622,940	$110,274	$106,182	$1,028,620	$985,834	$319,693	$253,903
Accumulated net investment income (loss) at the end of the period	$(2,258)	$(5,614)	$305	$(230)	$1,414	$(3,688)	$(1,018)	$(1,853)

See accompanying Notes to Financial Statements.

136	Semiannual Report	June 30, 2015

Statements of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

			Low	Ready
	Bond	Income	Duration	Reserves
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$276,896	$101,711	$165,026	$1,085,079
Repurchase agreements, at cost	471	—	464	261,465
Investments in securities, at value	$281,961	$102,169	$164,607	$1,085,079
Repurchase agreements, at value	471	—	464	261,465
Receivable for securities sold	1,851	—	10,080	—
Receivable for fund shares sold	482	157	379	—
Receivable from Adviser	36	—	16	611
Dividend and interest receivable	2,113	522	435	147
Total assets	286,914	102,848	175,981	1,347,302
Liabilities
Securities sold, not yet purchased (proceeds $— ; $— ; $10,080; $— )	—	—	10,122	—
Payable for variation margin on centrally cleared swaps	15	—	—	—
Payable for investment securities purchased	—	—	1,018	—
Payable for fund shares redeemed	189	104	747	—
Payable to custodian	—	9	—	—
Management fee payable	71	30	43	266
Shareholder administration fee payable	24	—	14	—
Distribution fee payable	4	5	1	—
Service fee payable	—	—	—	389
Distributions payable to shareholders	256	26	97	—
Other payables and accrued expenses	41	42	44	104
Total liabilities	600	216	12,086	759
Net Assets	$286,314	$102,632	$163,895	$1,346,543
Capital
Composition of Net Assets Par value of shares of beneficial interest	$26	$11	$18	$1,347
Capital paid in excess of par value	281,604	131,522	180,088	1,345,217
Accumulated net investment income (loss)	(1,070)	(532)	(1,557)	—
Accumulated net realized gain (loss)	649	(28,827)	(14,193)	(21)
Net unrealized appreciation (depreciation) of investments and foreign currencies	5,105	458	(461)	—
Net Assets	$286,314	$102,632	$163,895	$1,346,543

Class N Shares
Net Assets	$29,824	$36,770	$4,064	$1,346,543
Shares Outstanding	2,816,982	4,064,990	438,221	1,346,716,385
Net Asset Value Per Share	$10.59	$9.05	$9.27	$1.00
Class I Shares
Net Assets	$168,115	$65,862	$116,500	—
Shares Outstanding	16,038,385	7,333,838	12,563,822	—
Net Asset Value Per Share	$10.48	$8.98	$9.27	—
Institutional Class Shares
Net Assets	$88,375	—	$43,331	—
Shares Outstanding	8,438,453	—	4,672,764	—
Net Asset Value Per Share	$10.47	—	$9.27	—

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	137

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

			Low	Ready
	Bond	Income	Duration	Reserves
	Fund	Fund	Fund	Fund
Investment income
Interest	$4,763	$1,276	$1,173	$677
Total income	4,763	1,276	1,173	677
Expenses
Investment advisory fees	414	187	264	1,683
Distribution fees	21	26	3	—
Shareholder administration fees	142	—	86	—
Service fee	—	—	—	2,473
Custodian fees	32	19	25	39
Transfer agent fees	21	7	7	18
Sub-transfer agent fees
Class N	17	21	1	49
Class I	39	10	10	—
Professional fees	35	18	25	72
Registration fees	23	18	39	12
Shareholder reporting fees	4	2	—	23
Trustee fees	6	2	4	31
Other expenses	7	4	5	53
Total expenses before waiver	761	314	469	4,453
Expenses reimbursed to (waived or absorbed by) the Adviser	(201)	—	(104)	(3,847)
Net expenses	560	314	365	606
Net investment income (loss)	4,203	962	808	71
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	764	236	(242)	—
Swaps	(88)	—	—	—
Total net realized gain (loss)	676	236	(242)	—
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(3,871)	(513)	(80)	—
Options	(64)	(32)	(64)	—
Swaps	57	—	—	—
Change in net unrealized appreciation (depreciation)	(3,878)	(545)	(144)	—
Net increase (decrease) in net assets resulting from operations	$1,001	$653	$422	$71

See accompanying Notes to Financial Statements.

138	Semiannual Report	June 30, 2015

Statements of Changes in Net Assets

For the Period Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014 (all amounts in thousands)

							Ready
	Bond Fund		Income Fund		Low Duration Fund		Reserves Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Operations
Net investment income (loss)	$4,203	$8,066	$962	$2,155	$808	$2,236	$71	$136
Net realized gain (loss) on investments, and other assets and liabilities	676	1,868	236	864	(242)	(639)	—	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(3,878)	3,438	(545)	157	(144)	471	—	—
Net increase (decrease) in net assets resulting from operations	1,001	13,372	653	3,176	422	2,068	71	136
Distributions to shareholders from
Net investment income
Class N	(497)	(463)	(506)	(1,089)	(57)	(138)	(71)	(136)
Class I	(3,057)	(5,570)	(998)	(1,984)	(1,484)	(3,119)	—	—
Institutional Class	(1,721)	(3,958)	—	—	(824)	(1,371)	—	—
Net realized gain
Class N	—	—	—	—	—	—	—	—
Class I	—	(3)	—	—	—	—	—	—
Institutional Class	—	(2)	—	—	—	—	—	—
Total distributions	(5,275)	(9,996)	(1,504)	(3,073)	(2,365)	(4,628)	(71)	(136)
Capital stock transactions
Net proceeds from sale of shares	49,349	59,547	15,219	19,953	30,207	82,798	343,317	816,738
Shares issued in reinvestment of income dividends and capital gain distributions	3,909	7,797	1,343	2,700	1,774	3,419	71	136
Less cost of shares redeemed	(26,197)	(52,048)	(11,933)	(29,716)	(43,640)	(80,386)	(415,532)	(809,920)
Net increase (decrease) in net assets resulting from capital share transactions	27,061	15,296	4,629	(7,063)	(11,659)	5,831	(72,144)	6,954
Increase (decrease) in net assets	22,787	18,672	3,778	(6,960)	(13,602)	3,271	(72,144)	6,954
Net assets
Beginning of period	263,527	244,855	98,854	105,814	177,497	174,226	1,418,687	1,411,733
End of period	$286,314	$263,527	$102,632	$98,854	$163,895	$177,497	$1,346,543	$1,418,687
Accumulated net investment income (loss)at the end of the period	$(1,070)	$2	$(532)	$10	$(1,557)	$—	$—	$—

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	139

Statement of Assets and Liabilities

As of June 30, 2015 (dollar amounts in thousands) (unaudited)

Macro
Allocation
Fund
Assets
Investments in securities, at cost	$1,030,078
Investments in affiliated companies, at cost	48,199
Repurchase agreement, at cost	473,669
Securities received as collateral, at cost	4,192
Investments in securities, at value	$1,026,603
Investments in affiliated companies, at value	51,314
Repurchase agreement, at value	473,669
Securities received as collateral, at value	4,192
Segregated cash at broker	7,150
Receivable for securities sold	18,182
Receivable for fund shares sold	20,164
Receivable from Adviser	154
Dividend and interest receivable	1,769
Unrealized appreciation on swap contracts	3,748
Net unrealized appreciation on forward foreign currency contracts	10,223
Total assets	1,617,168
Liabilities
Payable for futures variation margin	2,396
Payable for investment securities purchased	37,781
Payable for fund shares redeemed	814
Securities received as collateral, due to broker	4,192
Swap premium received	3,069
Unrealized depreciation on swap contracts	1,784
Management fee payable	993
Shareholder administration fee payable	154
Distribution fee payable	51
Other payables and accrued expenses	16
Total liabilities	51,250
Net Assets	$1,565,918
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$125
Capital paid in excess of par value	1,547,505
Accumulated net investment income (loss)	6,087
Accumulated realized gain (loss)	(3,896)
Net unrealized appreciation (depreciation) of investments and foreign currencies	16,097
Net Assets	$1,565,918
Class N Shares
Net Assets	$248,698
Shares Outstanding	19,690,456
Net Asset Value Per Share	$12.63
Class I Shares
Net Assets	$1,050,975
Shares Outstanding	82,552,265
Net Asset Value Per Share	$12.73
Institutional Class Shares
Net Assets	$266,245
Shares Outstanding	20,881,105
Net Asset Value Per Share	$12.75

See accompanying Notes to Financial Statements.

140	Semiannual Report	June 30, 2015

Statements of Operations

For the Period Ended June 30, 2015 (all amounts in thousands) (unaudited)

	Macro Allocation Fund
Investment income
Dividends	$8,045	(1)
Interest	73
Total income	8,118
Expenses
Investment advisory fees	4,934
Distribution fees	251
Shareholder administration fees	773
Custodian fees	56
Transfer agent fees	132
Sub-transfer agent fees
Class N	107
Class I	319
Professional fees	132
Registration fees	34
Shareholder reporting fees	77
Trustee fees	18
Other expenses	53
Short dividend expenses	41
Total expenses before waiver	6,927
Expenses reimbursed to (waived or absorbed by) the Adviser		(773)
Net expenses	6,154
Net investment income (loss)	1,964
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	431	(2)
Options	11,295
Futures contracts	13,349
Swaps		(28,402)
Forward foreign currency contracts	19,989
Foreign currency transactions		(1,308)
Total net realized gain (loss)	15,354
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(8,638	)(3)
Options		(1,579)
Futures contracts	6,599
Swaps	17,561
Forward foreign currency contracts	3,023
Change in net unrealized appreciation (depreciation)	16,966
Net increase (decrease) in net assets resulting from operations	$34,284

(1)	Includes $162 from companies deemed affiliated during the period or at June 30, 2015.
(2)	Includes $1,218 from companies deemed affiliated during the period or at June 30, 2015.
(3)	Includes $3,779 from companies deemed affiliated during the period or at June 30, 2015.

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	141

Statements of Changes in Net Assets

For the Periods Ended June 30, 2015 (unaudited), December 31, 2014 and October 31, 2014 (all amounts in thousands)

	Macro Allocation Fund
	2015	2014(a)	2014(b)
Operations
Net investment income (loss)	$1,964	$3,622	$1,769
Net realized gain (loss) on investments, and other assets and liabilities	15,354	16,476	9,286
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	16,966	(38,838)	28,167
Net increase (decrease) in net assets resulting from operations	34,284	(18,740)	39,222
Distributions to shareholders from
Net investment income
Class N	—	(7,774)	(868)
Class I	—	(32,682)	(1,927)
Institutional Class	—	(8,256)	(41)
Net realized gain
Class N	—	—	(2,106)
Class I	—	—	(4,366)
Institutional Class	—	—	(89)
Total Distributions	—	(48,712)	(9,397)
Capital stock transactions
Net proceeds from sale of shares	733,064	140,703	760,807
Shares issued in reinvestment of income dividends and capital gain distributions	—	33,755	6,241
Less cost of shares redeemed	(160,116)	(67,083)	(205,482)
Net increase (decrease) in net assets resulting from capital share transactions	572,948	107,375	561,566
Increase (decrease) in net assets	607,232	39,923	591,391
Net assets
Beginning of period	958,686	918,763	327,372
End of period	$1,565,918	$958,686	$918,763
Accumulated net investment income (loss) at the end of the period	$6,087	$4,123	$17, 367

(a)	For the period from November 1, 2014 to December 31, 2014. On October 31, 2014, the Board of Trustees approved a change in the Macro Allocation Fund’s fiscal year end from October 31 to December 31.
(b)	For the year ended October 31, 2014.

See accompanying Notes to Financial Statements.

142	Semiannual Report	June 30, 2015

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-five funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds
Growth	International Leaders
Large Cap Growth	International Equity
Large Cap Value	Institutional International Equity
Mid Cap Growth	International Growth
Mid Cap Value	Institutional International Growth
Small-Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Value	Emerging Markets Leaders
Small Cap Growth	Emerging Markets Growth
Small Cap Value	Emerging Markets Small Cap Growth

Global Equity Funds	Fixed Income Funds
Global Leaders	Bond
Global Small Cap Growth	Income Low Duration
Multi-Asset and Alternative Fund
Macro Allocation	Money Market Fund
Ready Reserves

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). William Blair is currently waiving the shareholder administration fee. This waiver will not be discontinued without approval of the Board of Trustees.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds carry an annual shareholder administration fee of 0.15%. William Blair is currently waiving the shareholder administration fee. This waiver will not be discontinued without approval of the Board of Trustees.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is $5 million.

June 30, 2015	William Blair Funds	143

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse William Blair & Company, L.L.C. (“William Blair” or the “Adviser”) for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Money Market	Current income, a stable share price and daily liquidity.
Multi-Asset and Alternative	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles, which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration, Ready Reserves and Macro Allocation Funds were the rates in effect on June 30, 2015. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2015, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a decrease of net realized loss of $1,171, $543 and $1,571, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

144	Semiannual Report	June 30, 2015

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities on the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the prior three fiscal years remain open and the returns are subject to examination.

June 30, 2015	William Blair Funds	145

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2015, were as follows (in thousands):

				Net
		Gross	Gross	Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Growth	$ 718,236	$173,075	$(11,330)	$161,745
Large Cap Growth	50,649	14,274	(172)	14,102
Large Cap Value	3,486	735	(83)	652
Mid Cap Growth	253,143	47,045	(9,241)	37,804
Mid Cap Value	2,519	743	(61)	682
Small-Mid Cap Growth	819,952	227,627	(5,159)	222,468
Small-Mid Cap Value	3,828	672	(119)	553
Small Cap Growth	411,326	92,831	(10,330)	82,501
Small Cap Value	483,401	115,350	(13,824)	101,526
Global Leaders	160,747	26,958	(2,184)	24,774
Global Small Cap Growth	52,135	6,666	(1,363)	5,303
International Leaders	85,409	14,471	(2,041)	12,430
International Equity	62,069	10,794	(2,484)	8,310
Institutional International Equity	14,217	2,026	(570)	1,456
International Growth	3,393,295	613,476	(138,152)	475,324
Institutional International Growth	2,138,626	369,486	(86,297)	283,189
International Small Cap Growth	549,551	78,962	(20,200)	58,762
Emerging Markets Leaders	103,063	8,447	(4,188)	4,259
Emerging Markets Growth	962,479	108,197	(44,583)	63,614
Emerging Markets Small Cap Growth	286,433	38,323	(7,534)	30,789
Bond	277,111	8,519	(3,412)	5,107
Income	101,711	1,446	(988)	458
Low Duration	155,415	766	(1,232)	(466)
Ready Reserves	1,346,544	—	—	—
Macro Allocation	1,550,033	39,232	(38,366)	866

146	Semiannual Report	June 30, 2015

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2014, the following reclassifications were recorded (in thousands):

	Accumulated	Accumulated
	Undistributed	Undistributed	Capital Paid
	Net Investment	Net Realized	in Excess
Fund	Income (Loss)	Gain/(Loss)	of Par Value
Growth	$ 2,656	$ (2,656)	$ —
Large Cap Growth	8	(8)	—
Large Cap Value	2	(2)	—
Mid Cap Growth	2,292	(7,310)	5,018
Mid Cap Value	1	(1)	—
Small-Mid Cap Growth	2,965	(2,965)	—
Small-Mid Cap Value	3	(3)	—
Small Cap Growth	4,620	—	(4,620)
Small Cap Value	79	(7,250)	7,171
Global Leaders	(39)	39	—
Global Small Cap Growth	13	(13)	—
International Leaders	(53)	53	—
International Equity	(26)	26	—
Institutional International Equity	538	(512)	(26)
International Growth	9,144	(23,789)	14,645
Institutional International Growth	3,771	(3,771)	—
International Small Cap Growth	3,885	(14,305)	10,420
Emerging Markets Leaders	(488)	488	—
Emerging Markets Growth	(2,174)	2,174	—
Emerging Markets Small Cap Growth	(834)	834	—
Bond	1,924	(1,924)	—
Income	928	6,608	(7,536)
Low Duration	2,392	(2,393)	1
Ready Reserves	—	—	—
Macro Allocation	31,846	(31,846)	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows (in thousands):

	Distributions Paid in 2014				Distributions Paid in 2013
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$2,675	$ 6,408	$35,886	$85,974	$ 3,937	$ 7,790	$23,030	$45,512
Large Cap Growth	60	342	706	4,053	—	—	476	2,335
Large Cap Value	19	50	119	263	23	58	145	325
Mid Cap Growth	—	—	4,943	43,297	347	4,052	2,365	27,585
Mid Cap Value	2	50	23	442	7	149	16	304
Small-Mid Cap Growth	—	—	6,031	62,751	877	7,283	3,727	30,949
Small-Mid Cap Value	12	54	64	224	31	57	74	121
Small Cap Growth	940	2,145	24,996	56,995	10,989	20,157	25,187	46,198
Small Cap Value	34	1,020	1,401	18,381	1,034	6,584	2,738	17,227
Global Leaders	—	75	8	85	8	199	—	—
Global Small Cap Growth	5	422	19	1,202	5	433	—	—
International Leaders	1	71	—	1	2	195	—	—
International Equity	21	576	—	—	34	806	—	—
International Growth	8,591	33,318	—	—	15,436	38,834	—	—
International Small Cap Growth	153	5,751	1,829	53,860	166	5,643	759	20,525

June 30, 2015	William Blair Funds	147

	Distributions Paid in 2014				Distributions Paid in 2013
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$—	$69	$ 33	$718	$7	$94	$ —	$—
Emerging Markets Growth	75	1,350	688	8,980	5	399	258	2,947
Emerging Markets Small Cap Growth	15	558	434	4,997	—	94	2	13
Bond	463	5,570	—	3	865	6,409	126	1,556
Income	1,089	1,984	—	—	1,798	2,214	—	—
Low Duration	138	3,119	—	—	249	4,497	—	—
Ready Reserves	136	—	—	—	134	—	—	—
Macro Allocation	7,774	32,682	—	—	2,443	5,192	531	1,102

	Distributions Paid in 2014		Distributions Paid in 2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$ 301	165	$ 453	$ —
International Leaders	738	8	1,054	—
Institutional International Equity	293	—	1,959	—
Institutional International Growth	47,484	186,607	40,075	—
International Small Cap Growth	4,140	32,999	5,497	17,153
Emerging Markets Leaders	303	1,894	162	—
Emerging Markets Growth	7,711	42,214	3,393	16,214
Emerging Markets Small Cap Growth	732	5,385	240	21
Bond	3,958	2	3,345	828
Low Duration	1,371	—	2,780	—
Macro Allocation	8,256	—	107	22

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows (in thousands):

		Accumulated	Undistributed	Net Unrealized
	Undistributed	Capital and	Long-Term	Appreciation/
Fund	Ordinary Income	Other Losses	Capital Gain	(Depreciation)
Growth	$ 2,225	$—	$53,009	$178,783
Large Cap Growth	1	—	1,174	13,136
Large Cap Value	—	(1)	50	937
Mid Cap Growth	—	(750)	12,233	42,577
Mid Cap Value	—	(19)	30	1,071
Small-Mid Cap Growth	88	—	4,452	166,737
Small-Mid Cap Value	—	(12)	110	607
Small Cap Growth	—	—	3,197	79,139
Small Cap Value	—	(1,272)	1,373	104,401
Global Leaders	11	—	1,507	20,872
Global Small Cap Growth	—	—	422	1,855
International Leaders	—	(111)	653	5,453
International Equity	757	(76,766)	—	6,180
Institutional International Equity	—	(90,452)	—	1,093
International Growth	40,106	(368,856)	—	301,299
Institutional International Growth	1,091	(7,620)	15,491	168,749
International Small Cap Growth	—	(12,364)	—	21,352
Emerging Markets Leaders	8	—	170	1,677
Emerging Markets Growth	—	(4,959)	9,132	51,953
Emerging Markets Small Cap Growth	1	—	2,328	27,990
Bond	—	(181)	—	9,139
Income	10	(29,133)	—	1,073
Low Duration	—	(14,085)	—	(183)
Ready Reserves	—	(21)	—	—
Macro Allocation	11,362	(24,979)	—	(2,379)

148	Semiannual Report	June 30, 2015

As of December 31, 2014, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2015	2016	2017	2018	Total
International Equity	$—	$—	$76,435	$—	$76,435
Institutional International Equity	—	—	90,389	—	90,389
International Growth	—	—	359,286	—	359,286
Income	9,190	14,459	4,577	—	28,226
Low Duration	—	—	—	955	955
Ready Reserves	2	—	—	—	2

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2014, the Funds incurred the following capital losses which will not expire (in thousands):

	Short-	Long-
Fund	Term	Term
Bond	$167	$—
Income	246	411
Low Duration	5,999	5,615
Ready Reserves	19	—
Macro Allocation	—	8,459

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2014. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2014.

As of December 31, 2014, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Short-Term	Long-Term
Fund	Income	Capital	Capital
Large Cap Value	$—	$1	$—
Mid Cap Growth	—	750	—
Mid Cap Value	—	19	—
Small-Mid Cap Value	—	12	—
Small Cap Value	—	1,272	—
International Leaders	111	—	—
International Equity	—	331	—
Institutional International Equity	27	36	—
International Growth	—	9,570	—
Institutional International Growth	—	7,620	—
International Small Cap Growth	661	11,703	—
Emerging Markets Growth	1,190	3,769	—
Bond	14	—	—
Income	—	76	174
Low Duration	—	1,118	398
Macro Allocation	—	14,896	1,624

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield

June 30, 2015	William Blair Funds	149

during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of June 30, 2015, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

Certain Funds may sell a security it does not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07 (“ASU 2015-07”) “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using net asset value per share as a practical expedient. For public business entities, ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and interim periods within those years. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

150	Semiannual Report	June 30, 2015

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates fair value.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of June 30, 2015, there were securities held in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

June 30, 2015	William Blair Funds	151

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A description of the valuation technique applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Short-term investments in the Ready Reserves Fund are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of period values.

152	Semiannual Report	June 30, 2015

As of June 30, 2015, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are as follows (in thousands):

			Large Cap	Large Cap	Mid Cap	Mid Cap
Investments in securities		Growth	Growth	Value	Growth	Value
Level 1—Quoted prices
Common Stocks		$866,665	$63,911	$4,138	$281,595	$3,089
Level 2—Other significant observable inputs
Short-Term Investments		13,316	840	—	9,352	112
Level 3—Significant unobservable inputs
None		—	—	—	—	—
Total investments in securities		$879,981	$64,751	$4,138	$290,947	$3,201

			Small-Mid	Small-Mid	Small Cap	Small Cap
Investments in securities			Cap Growth	Cap Value	Growth	Value
Level 1—Quoted prices
Common Stocks			$1,020,261	$4,292	$465,585	$566,235
Exchange-Traded Fund			—	—	7,642	—
Level 2—Other significant observable inputs
Short-Term Investments			22,159	89	20,600	18,692
Level 3—Significant unobservable inputs
None			—	—	—	—
Total investments in securities			$1,042,420	$4,381	$493,827	$584,927

		Global			Institutional
	Global	Small Cap	International	International	International	International
Investments in securities	Leaders	Growth	Leaders	Equity	Equity	Growth
Level 1—Quoted prices
Common Stocks	$183,298	$56,801	$95,104	$68,004	$15,126	$3,767,858
Preferred Stock	—	—	—	—	—	10,244
Rights	—	—	—	—	—	949
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	—	37,015
Common Stocks	—	315	—	—	—	8,869
Rights	—	—	—	—	—	520
Short-Term Investments	2,223	322	2,735	2,375	547	43,130
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—	34
Total investments in securities	$185,521	$57,438	$97,839	$70,379	$15,673	$3,868,619
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	$—	$—	$—	$—	$—	$—
Transfers from Level 2 to Level 1 (a)	66,472	17,406	68,768	43,654	9,692	2,618,056

						Emerging
		Institutional	International	Emerging	Emerging	Markets
		International	Small Cap	Markets	Markets	Small Cap
Investments in securities		Growth	Growth	Leaders	Growth	Growth
Level 1—Quoted prices
Common Stocks		$2,382,459	$583,529	$100,600	$921,621	$304,802
Preferred Stock		6,493	—	1,972	20,811	—
Rights		601	—	—	—	—
Warrants		—	—	—	—	15
Level 2—Other significant observable inputs
Affiliated Fund		20,945	—	—	41,642	—
Common Stocks		5,621	8,974	4,750	26,277	7,921
Rights		329	—	—	—	—
Short-Term Investments		5,350	15,810	—	15,742	3,190
Level 3—Significant unobservable inputs
Common Stocks		17	—	—	—	1,294
Total investments in securities		$2,421,815	$608,313	$107,322	$1,026,093	$317,222
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2		$—	$—	$—	$—	$—
Transfers from Level 2 to Level 1 (a)		1,655,340	285,067	64,297	564,718	143,198

June 30, 2015	William Blair Funds	153

			Low	Ready	Macro
Investments in securities	Bond	Income	Duration	Reserves	Allocation
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$—	$971,150
Purchased Options	9	5	9	—	1,860
Level 2—Other significant observable inputs
Asset-Backed Securities	11,791	8,410	39,677	—	—
Commercial Paper	—	—	—	940,066	—
Common Stock	—	—	—	—	—
Corporate Obligation/Notes	128,015	32,945	30,195	21,929	—
Short-Term Investments	471	—	464	261,465	473,669
U.S. Government and U.S. Government Agency	142,146	60,809	94,726	123,084	104,907
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$282,432	$102,169	$165,071	$1,346,544	$1,551,586
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$—	$8,612
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	—	17,858
Futures Contracts	—	—	—	—	1,154
Swaps	40	—	—	—	7,082
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	—	(5,249)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	—	(7,635)
Futures Contracts	—	—	—	—	(243)
Swaps	—	—	—	—	(5,118)
U.S. Government and U.S. Government Agency	—	—	(10,122)	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total other financial instruments	$40	$—	$(10,122)	$—	$16,461

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at December 31, 2014, but not at June 30, 2015.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00%, 0.00%, and 0.40% as a percentage of net assets in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2015 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

154	Semiannual Report	June 30, 2015

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Large Cap Value	0.70%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Money Market Fund
Ready Reserves:
First $250 million	0.275%
Next $250 million	0.25%
Next $2 billion	0.225%
In excess of $2.5 billion	0.20%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%
Global Equity Funds
Global Leaders	1.00%
Global Small Cap Growth	1.00%

International Equity Funds
International Leaders	0.95%
International Equity:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Equity:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth[2]:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.

2	Prior to May 1, 2015, the International Growth Fund paid a management fee at a rate of 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the next $4.75 billion of the Fund’s average daily net assets; plus 0.95% of the next $5 billion of the Fund’s average daily net assets; plus 0.925% of the next $5 billion of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $15 billion. Effective May 1, 2015, the management fee paid to the Adviser was reduced to 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the next $2.25 billion of the Fund’s average daily net assets; plus 0.975% of the next $2.5 billion of the Fund’s average daily net assets; plus 0.95% of the next $5 billion of the Fund’s average daily net assets; plus 0.925% of the next $5 billion of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $15 billion.

June 30, 2015	William Blair Funds	155

Some of the Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2016, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
Fund	Effective May 1, 2015 through April 30, 2016	Effective May 1, 2014 through April 30, 2015	Effective May 1, 2015 through April 30, 2016	Effective May 1, 2014 through April 30, 2015	Effective May 1, 2015 through April 30, 2016	Effective May 1, 2014 through April 30, 2015
Growth	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Growth	1.05%	1.10%	0.80%	0.85%	N/A	N/A
Large Cap Value	1.05%	1.10%	0.80%	0.85%	N/A	N/A
Mid Cap Growth	1.30%	1.35%	1.05%	1.10%	N/A	N/A
Mid Cap Value	1.30%	1.35%	1.05%	1.10%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.35%	1.40%	1.10%	1.15%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.40%	1.50%	1.15%	1.25%	1.00%	1.10%
Global Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
International Leaders	1.35%	1.45%	1.10%	1.20%	0.95%	1.05%
International Equity	1.30%	1.35%	1.05%	1.10%	N/A	N/A
Institutional International Equity	N/A	N/A	N/A	N/A	1.00%	1.00%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	N/A	N/A
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Bond	0.65%	0.65%	0.50%	0.50%	0.35%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.70%	0.70%	0.55%	0.55%	0.40%	0.40%
Ready Reserves	N/A	N/A	N/A	N/A	N/A	N/A
Macro Allocation	1.35%(a)	1.35%(b)	1.10%(a)	1.10%(b)	0.95%(a)	0.95%(b)

(a) Effective March 1, 2015 through April 30, 2016.

(b) Effective March 1, 2014 through February 28, 2015.

The Adviser has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For a period of three years subsequent to a Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for reimbursement at June 30, 2015 were as follows (in thousands):

	Available for	Expiration of
Fund	Reimbursement	Reimbursement
Global Small Cap Growth	$253	April 10, 2016
International Leaders	307	August 16, 2015

156	Semiannual Report	June 30, 2015

For the period ended June 30, 2015, the fee waivers and/or reimbursements for each Fund (includes the expense limitation described above and the shareholder administration fee waiver described below) were as follows (in thousands):

	Fund	Class N	Class I
	Level	Specific	Specific	Total
Fund	Waiver	Waiver	Waiver	Waiver
Large Cap Growth	$ 17	$ 7	$21	$ 45
Large Cap Value	50	—	—	50
Mid Cap Growth	—	10	75	85
Mid Cap Value	44	—	—	44
Small-Mid Cap Growth	—	20	123	143
Small-Mid Cap Value	59	—	1	60
Small Cap Growth	—	47	69	116
Small Cap Value	—	8	18	26
Global Leaders	30	4	44	78
Global Small Cap Growth	52	1	38	91
International Leaders	57	—	13	70
International Equity	42	2	41	85
Institutional International Equity	55	—	—	55
International Small Cap Growth	—	9	278	287
Emerging Markets Leaders	48	2	25	75
Emerging Markets Growth	—	10	136	146
Emerging Markets Small Cap Growth	51	11	114	176
Bond	59	21	121	201
Low Duration	18	3	83	104
Ready Reserves	3,847	—	—	3,847
Macro Allocation	—	150	623	773

(b) Underwriting, Distribution Services, Shareholder Administration and Service Agreements

Pursuant to separate Underwriting and Distribution Agreements, William Blair is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Equity Fund, Institutional International Growth Fund and Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has entered into a Service Agreement with William Blair under which William Blair agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA, Financial Industry Regulatory Authority) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

The Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. William Blair is currently waiving the shareholder administration fee. This waiver will not be discontinued without approval of the Board of Trustees. For the period ended June 30, 2015, the following shareholder administration fees were incurred and waived (in thousands):

June 30, 2015	William Blair Funds	157

					Net Total
					Shareholder
				Total	Administration
Fund	Class N	Class I	Total	Waived	Fee
Global Leaders	$4	$43	$47	$47	$—
Global Small Cap Growth	1	38	39	39	—
International Leaders	—	9	9	9	—
International Small Cap Growth	9	278	287	287	—
Emerging Markets Leaders	1	24	25	25	—
Emerging Markets Growth	10	136	146	146	—
Emerging Markets Small Cap Growth	9	114	123	123	—
Bond	21	121	142	142	—
Low Duration	3	83	86	86	—
Macro Allocation	150	623	773	773	—

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and U.S. government securities for the period ended June 30, 2015, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$254,680	$368,933
Large Cap Growth	13,197	11,724
Large Cap Value	1,133	1,534
Mid Cap Growth	76,727	141,888
Mid Cap Value	769	1,500
Small-Mid Cap Growth	280,140	214,441
Small-Mid Cap Value	641	765
Small Cap Growth	182,510	228,815
Small Cap Value	77,276	92,183
Global Leaders	67,070	51,438
Global Small Cap Growth	32,111	21,444
International Leaders	17,774	15,713
International Equity	21,575	24,025
Institutional International Equity	5,048	4,884
International Growth	1,123,933	1,099,841
Institutional International Growth	708,561	705,688
International Small Cap Growth	355,202	420,665
Emerging Markets Leaders	72,551	69,809
Emerging Markets Growth	603,482	583,825
Emerging Markets Small Cap Growth	325,018	278,548
Bond	95,799	51,580
Income	20,900	5,953
Low Duration	111,527	86,107
Macro Allocation	440,591	21,872

Transactions in written call and put options for the Macro Allocation Fund for the period ended June 30, 2015 were as follows:

	# of Contracts	Premium (in thousands)
Balance at December 31, 2014	3,800	$820
Sales	13,300	2,896
Closing Buys	(12,200)	(3,017)
Expirations	(4,900)	(699)
Exercised	—	—
Balance at June 30, 2015	—	$—

158	Semiannual Report	June 30, 2015

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments as of June 30, 2015, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2015.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow the Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

June 30, 2015	William Blair Funds	159

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

160	Semiannual Report	June 30, 2015

The following table presents the value of financial derivative instruments, by primary risk exposure, as of June 30, 2015 and their respective location on the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value
Bond
Interest rate	Investments in securities, at value	$9	None	$—
Credit	Unrealized appreciation on swap contracts	40	Unrealized depreciation on swap contracts	—
Income
Interest rate	Investments in securities, at value	5	None	—
Low Duration
Interest rate	Investments in securities, at value	9	None	—
Macro Allocation
Currency	Unrealized appreciation on forward currency contracts	17,858	Unrealized depreciation on forward currency contracts	7,635
Equity	Receivable for futures variation margin	7,061	Payable for futures variation margin	4,293
Interest rate	Receivable for futures variation margin	2,705	Payable for futures variation margin	1,199
Equity	Investments in securities, at value	1,860	Options written, at value	—
Equity	Unrealized appreciation on swap contracts	7,082	Unrealized depreciation on swap contracts	2,937
Interest Rate	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	2,181

June 30, 2015	William Blair Funds	161

The following table indicates the effect of derivatives, by primary risk exposure, on the Statements of Operations for the period ended June 30, 2015 (in thousands):

			Change in Net Unrealized
	Realized Gain (Loss)		Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Value	Statement of Operations	Value
Bond
Interest Rate	Options	$—	Options	$(64)
Credit	Swaps	(88)	Swaps	57
Income
Interest Rate	Options	—	Options	(32)
Low Duration
Interest Rate	Options	—	Options	(64)
Macro Allocation
Currency	Forward foreign currency contracts	19,989	Forward foreign currency contracts	3,023
Equity	Futures Contracts	7,602	Futures Contracts	1,180
Interest rate	Futures Contracts	5,747	Futures Contracts	5,419
Currency	Options	4,506	Options	(247)
Equity	Options	6,789	Options	(1,332)
Credit	Swaps	4	Swaps	15
Equity	Swaps	(27,665)	Swaps	17,555
Interest Rate	Swaps	(741)	Swaps	(9)

The following table indicates gross OTC derivative asset exposure, by investment type, included in the Statement of Assets and Liabilities at June 30, 2015 (in thousands):

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Assets	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Macro Allocation
Credit Suisse
Swaps	$ 3,308	$ (3,308)	$ —	$ —	$ —	$ —
Goldman Sachs
Swaps	3,774	(25)	3,749	4,192	—	—
State Street
Forward foreign currency contracts	17,858	(7,635)	10,223	—	—	10,223

The following table indicates gross OTC derivative liability exposure, by investment type, included in the Statement of Assets and Liabilities at June 30, 2015 (in thousands):

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Liabilities	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash	Net Amount
	Recognized	Assets and	Assets and	Financial	Collateral	(not less
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	than zero)
Macro Allocation
Credit Suisse
Swaps	$5,093	$(3,308)	$1,785	$11,668	$ —	$ —
Goldman Sachs
Swaps	25	(25)	—	—	—	—
State Street
Forward foreign currency contracts	7,635	(7,635)	—	—	—	—

162	Semiannual Report	June 30, 2015

(7) Fund Share Transactions

The following tables summarizes the activity in capital shares of each Fund for the period ended June 30, 2015 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$10,374	$ —	$ 73,440	$(63,066)	751	—	5,285	(4,534)
Large Cap Growth	1,531	—	1,296	235	137	—	119	18
Large Cap Value	148	—	257	(109)	11	—	19	(8)
Mid Cap Growth	2,564	—	6,425	(3,861)	174	—	435	(261)
Mid Cap Value	247	—	83	164	18	—	6	12
Small-Mid Cap Growth	50,714	—	9,784	40,930	2,536	—	497	2,039
Small-Mid Cap Value	—	—	46	(46)	—	—	3	(3)
Small Cap Growth	6,593	—	15,549	(8,956)	253	—	598	(345)
Small Cap Value	2,956	—	5,565	(2,609)	167	—	314	(147)
Global Leaders	663	—	103	560	52	—	8	44
Global Small Cap Growth	288	—	160	128	22	—	12	10
International Leaders	19	—	—	19	2	—	—	2
International Equity	200	—	110	90	14	—	8	6
International Growth	85,508	—	96,367	(10,859)	3,199	—	3,629	(430)
International Small Cap Growth	1,304	—	3,724	(2,420)	100	—	293	(193)
Emerging Markets Leaders	3,435	—	3,020	415	371	—	325	46
Emerging Markets Growth	1,700	—	663	1,037	128	—	50	78
Emerging Markets Small Cap Growth	2,764	—	1,372	1,392	161	—	81	80
Bond	14,769	481	1,636	13,614	1,368	45	152	1,261
Income	10,093	485	7,511	3,067	1,104	53	823	334
Low Duration	1,283	29	2,170	(858)	137	3	232	(92)
Ready Reserves	343,317	71	415,532	(72,144)	343,317	71	415,532	(72,144)
Macro Allocation	126,896	—	34,083	92,813	9,971	—	2,705	7,266

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$33,974	$—	$87,198	$(53,224)	2,315	—	6,009	(3,694)
Large Cap Growth	7,310	—	4,745	2,565	642	—	421	221
Large Cap Value	—	—	435	(435)	—	—	32	(32)
Mid Cap Growth	16,473	—	78,562	(62,089)	1,080	—	5,071	(3,991)
Mid Cap Value	8	—	842	(834)	1	—	63	(62)
Small-Mid Cap Growth	102,277	—	61,116	41,161	4,997	—	2,975	2,022
Small-Mid Cap Value	192	—	204	(12)	14	—	15	(1)
Small Cap Growth	31,532	—	50,429	(18,897)	1,126	—	1,802	(676)
Small Cap Value	50,336	—	55,150	(4,814)	2,771	—	3,040	(269)
Global Leaders	9,865	—	13,335	(3,470)	789	—	1,050	(261)
Global Small Cap Growth	10,491	—	868	9,623	817	—	67	750
International Leaders	2,770	—	494	2,276	214	—	37	177
International Equity	3,566	—	6,443	(2,877)	238	—	425	(187)
International Growth	246,972	—	254,346	(7,374)	9,004	—	9,313	(309)
International Small Cap Growth	40,139	—	54,306	(14,167)	3,062	—	4,126	(1,064)
Emerging Markets Leaders	8,007	—	602	7,405	856	—	66	790
Emerging Markets Growth	26,954	—	15,318	11,636	2,015	—	1,157	858
Emerging Markets Small Cap Growth	59,291	—	17,308	41,983	3,457	—	990	2,467
Bond	32,585	1,891	13,297	21,179	3,056	177	1,247	1,986
Income	5,126	858	4,422	1,562	566	95	488	173
Low Duration	24,766	1,027	12,476	13,317	2,650	110	1,336	1,424
Macro Allocation	496,914	—	120,163	376,751	38,866	—	9,502	29,364

June 30, 2015	William Blair Funds	163

								Institutional
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$18,190	$—	$ 1,080	$17,110	1,473	—	86	1,387
International Leaders	1,320	—	—	1,320	105	—	—	105
Institutional International Equity	1,749	—	800	949	134	—	61	73
Institutional International Growth	131,663	—	176,616	(44,953)	8,080	—	10,862	(2,782)
International Small Cap Growth	2,784	—	38,262	(35,478)	209	—	2,795	(2,586)
Emerging Markets Leaders	7,961	—	12,373	(4,412)	833	—	1,351	(518)
Emerging Markets Growth	86,310	—	81,549	4,761	6,381	—	5,975	406
Emerging Markets Small Cap Growth	7,125	—	615	6,510	420	—	36	384
Bond	1,995	1,537	11,264	(7,732)	186	144	1,051	(721)
Low Duration	4,158	718	28,994	(24,118)	444	77	3,111	(2,590)
Macro Allocation	109,254	—	5,870	103,384	8,433	—	483	7,950

				Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$44,348	$—	$160,638	$(116,290)	3,066	—	11,294	(8,228)
Large Cap Growth	8,841	—	6,041	2,800	779	—	540	239
Large Cap Value	148	—	692	(544)	11	—	51	(40)
Mid Cap Growth	19,037	—	84,987	(65,950)	1,254	—	5,506	(4,252)
Mid Cap Value	255	—	925	(670)	19	—	69	(50)
Small-Mid Cap Growth	152,991	—	70,900	82,091	7,533	—	3,472	4,061
Small-Mid Cap Value	192	—	250	(58)	14	—	18	(4)
Small Cap Growth	38,125	—	65,978	(27,853)	1,379	—	2,400	(1,021)
Small Cap Value	53,292	—	60,715	(7,423)	2,938	—	3,354	(416)
Global Leaders	28,718	—	14,518	14,200	2,314	—	1,144	1,170
Global Small Cap Growth	10,779	—	1,028	9,751	839	—	79	760
International Leaders	4,109	—	494	3,615	321	—	37	284
International Equity	3,766	—	6,553	(2,787)	252	—	433	(181)
Institutional International Equity	1,749	—	800	949	134	—	61	73
International Growth	332,480	—	350,713	(18,233)	12,203	—	12,942	(739)
Institutional International Growth	131,663	—	176,616	(44,953)	8,080	—	10,862	(2,782)
International Small Cap Growth	44,227	—	96,292	(52,065)	3,371	—	7,214	(3,843)
Emerging Markets Leaders	19,403	—	15,995	3,408	2,060	—	1,742	318
Emerging Markets Growth	114,964	—	97,530	17,434	8,524	—	7,182	1,342
Emerging Markets Small Cap Growth	69,180	—	19,295	49,885	4,038	—	1,107	2,931
Bond	49,349	3,909	26,197	27,061	4,610	366	2,450	2,526
Income	15,219	1,343	11,933	4,629	1,670	148	1,311	507
Low Duration	30,207	1,774	43,640	(11,659)	3,231	190	4,679	(1,258)
Ready Reserves	343,317	71	415,532	(72,144)	343,317	71	415,532	(72,144)
Macro Allocation	733,064	—	160,116	572,948	57,270	—	12,690	44,580

164	Semiannual Report	June 30, 2015

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2014 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$31,769	$38,364	$67,646	$2,487	2,133	2,844	4,552	425
Large Cap Growth	1,924	760	801	1,883	183	72	78	177
Large Cap Value	176	131	460	(153)	13	10	32	(9)
Mid Cap Growth	7,467	4,305	14,065	(2,293)	494	304	916	(118)
Mid Cap Value	10	25	73	(38)	1	2	5	(2)
Small-Mid Cap Growth	39,843	5,936	35,973	9,806	2,127	317	1,901	543
Small-Mid Cap Value	68	12	305	(225)	5	1	21	(15)
Small Cap Growth	25,046	25,674	91,030	(40,310)	846	1,015	3,121	(1,260)
Small Cap Value	9,135	1,424	26,250	(15,691)	522	82	1,485	(881)
Global Leaders	482	8	2,092	(1,602)	41	1	179	(137)
Global Small Cap Growth	576	24	208	392	46	2	17	31
International Leaders	18	—	17	1	1	—	1	—
International Equity	149	21	845	(675)	10	2	60	(48)
International Growth	151,647	8,469	567,333	(407,217)	5,859	333	21,360	(15,168)
International Small Cap Growth	3,098	1,836	6,812	(1,878)	208	146	441	(87)
Emerging Markets Leaders	2,361	24	2,404	(19)	254	2	269	(13)
Emerging Markets Growth	961	600	2,362	(801)	71	47	173	(55)
Emerging Markets Small Cap Growth	15,026	446	15,349	123	920	28	913	35
Bond	8,599	442	3,830	5,211	797	41	357	481
Income	7,606	1,016	16,330	(7,708)	829	111	1,782	(842)
Low Duration	1,876	56	2,039	(107)	199	6	217	(12)
Ready Reserves	816,738	136	809,920	6,954	816,738	136	809,920	6,954
Macro Allocation (a)	16,779	7,675	13,673	10,781	1,332	639	1,085	886
Macro Allocation (b)	152,928	2,968	109,094	46,802	12,151	241	8,583	3,809

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$136,452	$83,841	$105,497	$114,796	8,531	5,835	6,741	7,625
Large Cap Growth	10,880	3,704	6,304	8,280	998	341	575	764
Large Cap Value	153	293	734	(288)	10	22	52	(20)
Mid Cap Growth	39,833	42,372	148,180	(65,975)	2,561	2,894	9,573	(4,118)
Mid Cap Value	39	387	960	(534)	4	30	71	(37)
Small-Mid Cap Growth	255,552	60,567	135,064	181,055	12,889	3,132	6,930	9,091
Small-Mid Cap Value	2,101	202	837	1,466	146	15	58	103
Small Cap Growth	75,868	57,143	135,175	(2,164)	2,433	2,119	4,372	180
Small Cap Value	282,706	17,680	116,112	184,274	15,870	987	6,474	10,383
Global Leaders	3,392	155	6,905	(3,358)	293	13	602	(296)
Global Small Cap Growth	25,796	552	831	25,517	2,077	45	67	2,055
International Leaders	770	72	2,634	(1,792)	62	6	207	(139)
International Equity	1,631	522	9,844	(7,691)	115	37	695	(543)
International Growth	571,312	29,393	653,235	(52,530)	21,072	1,131	24,369	(2,166)
International Small Cap Growth	101,871	46,099	190,903	(42,933)	6,462	3,619	12,746	(2,665)
Emerging Markets Leaders	3,054	543	9,540	(5,943)	327	61	1,049	(661)
Emerging Markets Growth	33,599	8,779	24,068	18,310	2,457	681	1,747	1,391
Emerging Markets Small Cap Growth	59,395	3,664	6,200	56,859	3,551	226	371	3,406
Bond	24,075	3,775	26,212	1,638	2,256	353	2,466	143
Income	12,347	1,684	13,386	645	1,358	185	1,472	71
Low Duration	34,535	2,010	52,964	(16,419)	3,656	213	5,602	(1,733)
Macro Allocation (a)	112,136	18,740	53,316	77,560	8,904	1,550	4,228	6,226
Macro Allocation (b)	466,290	3,143	96,388	373,045	36,494	254	7,541	29,207

June 30, 2015	William Blair Funds	165

								Institutional
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$50,000	$404	$34,546	$15,858	4,295	34	2,964	1,365
International Leaders	25,600	171	2,098	23,673	2,039	14	168	1,885
Institutional International Equity	—	293	85,049	(84,756)	—	24	6,746	(6,722)
Institutional International Growth	338,472	227,055	363,134	202,393	19,547	14,783	21,209	13,121
International Small Cap Growth	53,813	35,854	190,247	(100,580)	3,360	2,801	11,999	(5,838)
Emerging Markets Leaders	51,588	2,175	11,552	42,211	5,352	242	1,243	4,351
Emerging Markets Growth	162,217	42,676	204,847	46	11,405	3,288	15,033	(340)
Emerging Markets Small Cap Growth	21,734	5,574	4,116	23,192	1,326	342	249	1,419
Bond	26,873	3,580	22,006	8,447	2,538	336	2,063	811
Low Duration	46,387	1,353	25,383	22,357	4,926	143	2,687	2,382
Macro Allocation (a)	11,788	7,340	94	19,034	904	607	8	1,503
Macro Allocation (b)	141,589	130	—	141,719	11,022	11	—	11,033

				Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$168,221	$122,205	$173,143	$117,283	10,664	8,679	11,293	8,050
Large Cap Growth	12,804	4,464	7,105	10,163	1,181	413	653	941
Large Cap Value	329	424	1,194	(441)	23	32	84	(29)
Mid Cap Growth	47,300	46,677	162,245	(68,268)	3,055	3,198	10,489	(4,236)
Mid Cap Value	49	412	1,033	(572)	5	32	76	(39)
Small-Mid Cap Growth	295,395	66,503	171,037	190,861	15,016	3,449	8,831	9,634
Small-Mid Cap Value	2,169	214	1,142	1,241	151	16	79	88
Small Cap Growth	100,914	82,817	226,205	(42,474)	3,279	3,134	7,493	(1,080)
Small Cap Value	291,841	19,104	142,362	168,583	16,392	1,069	7,959	9,502
Global Leaders	53,874	567	43,543	10,898	4,629	48	3,745	932
Global Small Cap Growth	26,372	576	1,039	25,909	2,123	47	84	2,086
International Leaders	26,388	243	4,749	21,882	2,102	20	376	1,746
International Equity	1,780	543	10,689	(8,366)	125	39	755	(591)
Institutional International Equity	—	293	85,049	(84,756)	—	24	6,746	(6,722)
International Growth	722,959	37,862	1,220,568	(459,747)	26,931	1,464	45,729	(17,334)
Institutional International Growth	338,472	227,055	363,134	202,393	19,547	14,783	21,209	13,121
International Small Cap Growth	158,782	83,789	387,962	(145,391)	10,030	6,566	25,186	(8,590)
Emerging Markets Leaders	57,003	2,742	23,496	36,249	5,933	305	2,561	3,677
Emerging Markets Growth	196,777	52,055	231,277	17,555	13,933	4,016	16,953	996
Emerging Markets Small Cap Growth	96,155	9,684	25,665	80,174	5,797	596	1,533	4,860
Bond	59,547	7,797	52,048	15,296	5,591	730	4,886	1,435
Income	19,953	2,700	29,716	(7,063)	2,187	296	3,254	(771)
Low Duration	82,798	3,419	80,386	5,831	8,781	362	8,506	637
Ready Reserves	816,738	136	809,920	6,954	816,738	136	809,920	6,954
Macro Allocation (a)	140,703	33,755	67,083	107,375	11,140	2,796	5,321	8,615
Macro Allocation (b)	760,807	6,241	205,482	561,566	59,667	506	16,124	44,049

(a)	For the period from November 1, 2014 to December 31, 2014.
(b)	For the year ended October 31, 2014.

(8) Subsequent Event

Effective July 1, 2015, William Blair transferred the Management Agreement and the Expense Limitation Agreement for the Funds to its newly formed affiliate, William Blair Investment Management, LLC. There are no changes to the Funds’ portfolio management teams or principal investment strategies as a result of the transfer. William Blair continues to serve as the principal underwriter and distributor of the Funds.

166	Semiannual Report	June 30, 2015

Financial Highlights

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.55	$14.79	$12.05	$10.73	$11.28	$9.89
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.07)	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.43	1.03	4.25	1.69	(0.19)	1.40
Total from investment operations	0.41	0.96	4.18	1.68	(0.23)	1.39
Less distributions from:
Net investment income	—	—	—	0.00 ^	—	—
Net realized gain	—	2.20	1.44	0.36	0.32	—
Total distributions	—	2.20	1.44	0.36	0.32	—
Net asset value, end of year	$13.96	$13.55	$14.79	$12.05	$10.73	$11.28
Total return (%)*	3.03	6.59	35.00	15.67	(1.93)	14.05
Ratios to average daily net assets (%):**
Expenses	1.16	1.18	1.19	1.20	1.21	1.16
Net investment income (loss)	(0.30)	(0.50)	(0.51)	(0.06)	(0.37)	(0.13)
Class N net assets at end of year (in thousands)	$217,712	$272,765	$291,326	$248,121	$204,476	$198,622
Portfolio turnover rate (%)*	29	100	52	73	59	66

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.43	$15.56	$12.58	$11.18	$11.71	$10.24
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	(0.03)	(0.03)	0.04	0.00 ^	0.02
Net realized and unrealized gain (loss) on investments	0.46	1.10	4.45	1.75	(0.20)	1.45
Total from investment operations	0.46	1.07	4.42	1.79	(0.20)	1.47
Less distributions from:
Net investment income	—	—	0.00 ^	0.03	0.01	0.00	^
Net realized gain	—	2.20	1.44	0.36	0.32	—
Total distributions	—	2.20	1.44	0.39	0.33	0.00	^
Net asset value, end of year	$14.89	$14.43	$15.56	$12.58	$11.18	$11.71
Total return (%)*	3.19	6.96	35.43	16.03	(1.60)	14.36
Ratios to average daily net assets (%):**
Expenses	0.88	0.86	0.85	0.89	0.86	0.84
Net investment income (loss)	(0.02)	(0.20)	(0.17)	0.30	(0.03)	0.20
Class I net assets at end of year (in thousands)	$654,791	$688,038	$623,225	$468,124	$362,266	$376,991
Portfolio turnover rate (%)*	29	100	52	73	59	66

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	167

Financial Highlights

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.46	$10.03	$8.14	$6.88	$7.14	$6.16
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)	(0.02)	(0.01)	(0.00)^
Net realized and unrealized gain (loss) on investments	0.61	1.46	2.70	1.28	(0.25)	0.98
Total from investment operations	0.60	1.44	2.67	1.26	(0.26)	0.98
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.01	0.78	—	—	—
Total distributions	—	1.01	0.78	—	—	—
Net asset value, end of year	$11.06	$10.46	$10.03	$8.14	$6.88	$7.14
Total return (%)*	5.74	14.29	33.00	18.31	(3.64)	15.91
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.08	1.13	1.20	1.20	1.20	1.21
Expenses, before waivers and reimbursements	1.28	1.31	1.46	1.57	1.51	1.53
Net investment income (loss), net of waivers and reimbursements	(0.27)	(0.23)	(0.36)	(0.21)	(0.13)	(0.08)
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.41)	(0.62)	(0.58)	(0.44)	(0.40)
Class N net assets at end of year (in thousands)	$9,542	$8,831	$6,678	$4,238	$3,387	$7,135
Portfolio turnover rate (%)*	19	50	48	50	67	54

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014		2013	2012		2011	2010
Net asset value, beginning of year	$10.84	$10.33		$8.35	$7.03		$7.30	$6.30
Income (loss) from investment operations:
Net investment income (loss)	(0.00) ^	0.00	^	(0.01)	0.00	^	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.64	1.52		2.77	1.32		(0.27)	1.00
Total from investment operations	0.64	1.52		2.76	1.32		(0.26)	1.01
Less distributions from:
Net investment income	—	—		—	—		0.01	0.01
Net realized gain	—	1.01		0.78	—		—	—
Total distributions	—	1.01		0.78	—		0.01	0.01
Net asset value, end of year	$11.48	$10.84		$10.33	$8.35		$7.03	$7.30
Total return (%)*	5.90	14.65		33.24	18.78		(3.54)	16.03
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.83	0.88		0.95	0.95		0.95	0.96
Expenses, before waivers and reimbursements	0.97	1.00		1.11	1.23		1.16	1.16
Net investment income (loss), net of waivers and reimbursements	(0.02)	0.02		(0.11)	0.03		0.11	0.16
Net investment income (loss), before waivers and reimbursements	(0.16)	(0.10)		(0.27)	(0.25)		(0.10)	(0.04)
Class I net assets at end of year (in thousands)	$56,300	$50,778		$40,513	$24,175		$21,562	$24,900
Portfolio turnover rate (%)*	19	50		48	50		67	54

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2015

Financial Highlights

Large Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.41	$13.69	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	(0.18)	1.04	3.70	1.57	(0.05)
Total from investment operations	(0.13)	1.14	3.79	1.68	(0.02)
Less distributions from:
Net investment income	—	0.11	0.08	0.09	0.03
Net realized gain	—	1.31	1.56	—	0.00 ^
Total distributions	—	1.42	1.64	0.09	0.03
Net asset value, end of year	$13.28	$13.41	$13.69	$11.54	$9.95
Total return (%)*	(0.97)	8.35	33.23	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.08	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	3.40	3.12	3.44	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.77	0.71	0.64	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(1.55)	(1.28)	(1.60)	(2.09)	(5.22)
Class N net assets at end of year (in thousands)	$1,319	$1,438	$1,604	$1,416	$998
Portfolio turnover rate (%)*	26	37	83	20	5

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.42	$13.70	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.12	0.14	0.03
Net realized and unrealized gain (loss) on investments	(0.19)	1.04	3.70	1.58	(0.05)
Total from investment operations	(0.12)	1.18	3.82	1.72	(0.02)
Less distributions from:
Net investment income	—	0.15	0.11	0.12	0.03
Net realized gain	—	1.31	1.56	—	0.00 ^
Total distributions	—	1.46	1.67	0.12	0.03
Net asset value, end of year	$13.30	$13.42	$13.70	$11.55	$9.95
Total return (%)*	(0.89)	8.65	33.47	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.83	0.89	0.95	0.95	0.95
Expenses, before waivers and reimbursements	3.10	2.87	3.06	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	1.01	0.95	0.90	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.26)	(1.03)	(1.21)	(1.89)	(4.97)
Class I net assets at end of year (in thousands)	$2,726	$3,183	$3,503	$2,429	$1,455
Portfolio turnover rate (%)*	26	37	83	20	5

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	169

Financial Highlights

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.20	$15.21	$12.65	$11.66	$12.50	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.12)	(0.13)	(0.02)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	0.72	1.26	3.74	1.29	0.25	2.47
Total from investment operations	0.66	1.14	3.61	1.27	0.17	2.42
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.15	1.05	0.28	1.01	—
Total distributions	—	2.15	1.05	0.28	1.01	—
Net asset value, end of year	$14.86	$14.20	$15.21	$12.65	$11.66	$12.50
Total return (%)*	4.65	7.53	28.77	10.90	1.65	24.01
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.33	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.39	1.35	1.42	1.42	1.43	1.42
Net investment income (loss), net of waivers and reimbursements	(0.79)	(0.80)	(0.90)	(0.15)	(0.65)	(0.42)
Net investment income (loss), before waivers and reimbursements	(0.85)	(0.80)	(0.97)	(0.22)	(0.73)	(0.49)
Class N net assets at end of year (in thousands)	$35,251	$37,413	$41,849	$40,940	$30,093	$13,802
Portfolio turnover rate (%)*	24	81	83	62	70	73

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.65	$15.58	$12.91	$11.87	$12.68	$10.20
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.09)	(0.10)	0.03	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.73	1.31	3.82	1.31	0.25	2.50
Total from investment operations	0.69	1.22	3.72	1.34	0.20	2.48
Less distributions from:
Net investment income	—	—	—	0.02	—	—
Net realized gain	—	2.15	1.05	0.28	1.01	—
Total distributions	—	2.15	1.05	0.30	1.01	—
Net asset value, end of year	$15.34	$14.65	$15.58	$12.91	$11.87	$12.68
Total return (%)*	4.71	7.87	29.04	11.30	1.86	24.31
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.08	1.10	1.10	1.07	1.10	1.10
Expenses, before waivers and reimbursements	1.13	1.10	1.15	1.07	1.13	1.15
Net investment income (loss), net of waivers and reimbursements	(0.54)	(0.55)	(0.65)	0.19	(0.42)	(0.14)
Net investment income (loss), before waivers and reimbursements	(0.59)	(0.55)	(0.70)	0.19	(0.45)	(0.19)
Class I net assets at end of year (in thousands)	$255,447	$302,373	$385,779	$329,295	$115,661	$87,446
Portfolio turnover rate (%)*	24	81	83	62	70	73

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2015

Financial Highlights

Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$12.88	$13.39	$11.39	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.05	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.27	1.40	3.50	1.34	(0.17)	0.74
Total from investment operations	0.30	1.43	3.55	1.42	(0.05)	0.83
Less distributions from:
Net investment income	—	0.04	0.06	0.08	0.09	0.06
Net realized gain	—	1.90	1.49	0.43	0.13	0.02
Total distributions	—	1.94	1.55	0.51	0.22	0.08
Net asset value, end of year	$13.18	$12.88	$13.39	$11.39	$10.48	$10.75
Total return (%)*	2.33	10.83	31.46	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.33	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.94	3.77	3.37	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.43	0.23	0.36	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(2.18)	(2.19)	(1.66)	(1.35)	(1.35)	(2.82)
Class N net assets at end of year (in thousands)	$360	$189	$232	$79	$58	$4
Portfolio turnover rate (%)*	22	33	42	63	69	35

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$12.88	$13.40	$11.39	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.08	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.29	1.39	3.51	1.35	(0.17)	0.75
Total from investment operations	0.33	1.46	3.59	1.45	(0.04)	0.86
Less distributions from:
Net investment income	—	0.08	0.09	0.11	0.11	0.08
Net realized gain	—	1.90	1.49	0.43	0.13	0.02
Total distributions	—	1.98	1.58	0.54	0.24	0.10
Net asset value, end of year	$13.21	$12.88	$13.40	$11.39	$10.48	$10.76
Total return (%)*	2.56	11.04	31.82	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.08	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.47	3.08	3.04	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.57	0.49	0.59	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.82)	(1.49)	(1.35)	(1.11)	(1.30)	(2.72)
Class I net assets at end of year (in thousands)	$2,849	$3,579	$4,225	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	22	33	42	63	69	35

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	171

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.72	$18.80	$14.21	$13.00	$14.40	$11.73
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.12)	(0.15)	0.02	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.73	1.68	6.01	1.57	0.03	2.76
Total from investment operations	1.67	1.56	5.86	1.59	(0.08)	2.67
Less distributions from:
Net investment income	—	—	—	0.02	—	—
Net realized gain	—	1.64	1.27	0.36	1.32	—
Total distributions	—	1.64	1.27	0.38	1.32	—
Net asset value, end of year	$20.39	$18.72	$18.80	$14.21	$13.00	$14.40
Total return (%)*	8.92	8.33	41.49	12.20	(0.27)	22.76
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.39	1.38	1.46	1.47	1.46	1.46
Net investment income (loss), net of waivers and reimbursements	(0.57)	(0.63)	(0.88)	0.16	(0.77)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.61)	(0.66)	(0.99)	0.04	(0.88)	(0.87)
Class N net assets at end of year (in thousands)	$132,016	$83,047	$73,207	$42,015	$34,123	$26,876
Portfolio turnover rate (%)*	23	49	53	82	76	93

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.36	$19.34	$14.55	$13.32	$14.68	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.11)	0.07	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.78	1.74	6.17	1.58	0.04	2.81
Total from investment operations	1.75	1.66	6.06	1.65	(0.04)	2.75
Less distributions from:
Net investment income	—	—	—	0.06	—	—
Net realized gain	—	1.64	1.27	0.36	1.32	—
Total distributions	—	1.64	1.27	0.42	1.32	—
Net asset value, end of year	$21.11	$19.36	$19.34	$14.55	$13.32	$14.68
Total return (%)*	9.04	8.62	41.89	12.36	0.01	23.05
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.13	1.15	1.10	1.20	1.12	1.11
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.38)	(0.62)	0.48	(0.54)	(0.50)
Net investment income (loss), before waivers and reimbursements	(0.35)	(0.43)	(0.62)	0.38	(0.56)	(0.51)
Class I net assets at end of year (in thousands)	$908,401	$793,789	$617,374	$349,345	$219,474	$181,189
Portfolio turnover rate (%)*	23	49	53	82	76	93

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2015

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014		2013	2012	2011(a)
Net asset value, beginning of year	$13.63	$14.11		$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.00	^	0.00 ^	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	0.25	0.64		4.06	1.15	0.45
Total from investment operations	0.26	0.64		4.06	1.25	0.45
Less distributions from:
Net investment income	—	—		—	0.09	—
Net realized gain	—	1.12		1.24	0.32	—
Total distributions	—	1.12		1.24	0.41	—
Net asset value, end of year	$13.89	$13.63		$14.11	$11.29	$10.45
Total return (%)*	1.91	4.66		36.29	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.38	1.40		1.40	1.40	1.40
Expenses, before waivers and reimbursements	4.14	4.50		4.50	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.10	0.02		(0.04)	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(2.66)	(3.08)		(3.14)	(4.07)	(16.75)
Class N net assets at end of year (in thousands)	$919	$946		$1,205	$950	$860
Portfolio turnover rate (%)*	15	69		61	56	1

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.63	$14.12	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	0.26	0.63	4.07	1.15	0.45
Total from investment operations	0.28	0.68	4.10	1.28	0.45
Less distributions from:
Net investment income	—	0.05	0.03	0.12	—
Net realized gain	—	1.12	1.24	0.32	—
Total distributions	—	1.17	1.27	0.44	—
Net asset value, end of year	$13.91	$13.63	$14.12	$11.29	$10.45
Total return (%)*	2.05	4.96	36.69	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.13	1.15	1.15	1.15	1.15
Expenses, before waivers and reimbursements	3.88	4.16	4.24	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.35	0.36	0.21	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(2.40)	(2.65)	(2.88)	(3.61)	(16.49)
Class I net assets at end of year (in thousands)	$3,461	$3,407	$2,073	$1,442	$1,296
Portfolio turnover rate (%)*	15	69	61	56	1

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	173

Financial Highlights

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$25.61	$30.02	$23.68	$20.13	$23.22	$19.99
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.30)	(0.26)	(0.22)	(0.28)	(0.21)
Net realized and unrealized gain (loss) on investments	0.96	1.02	12.52	3.87	(2.81)	3.44
Total from investment operations	0.84	0.72	12.26	3.65	(3.09)	3.23
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	5.13	5.92	0.10	—	—
Total distributions	—	5.13	5.92	0.10	—	—
Net asset value, end of year	$26.45	$25.61	$30.02	$23.68	$20.13	$23.22
Total return (%)*	3.28	2.62	52.76	18.15	(13.31)	16.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.56	1.56	1.57	1.59	1.59	1.52
Net investment income (loss), net of waivers and reimbursements	(0.90)	(1.00)	(0.87)	(0.96)	(1.25)	(1.03)
Net investment income (loss), before waivers and reimbursements	(0.96)	(1.06)	(0.94)	(1.05)	(1.34)	(1.05)
Class N net assets at end of year (in thousands)	$143,925	$148,201	$211,562	$130,382	$202,341	$396,767
Portfolio turnover rate (%)*	37	82	91	89	97	117

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$27.32	$31.61	$24.66	$20.91	$24.07	$20.64
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.23)	(0.19)	(0.16)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	1.02	1.07	13.06	4.01	(2.93)	3.59
Total from investment operations	0.93	0.84	12.87	3.85	(3.16)	3.43
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	5.13	5.92	0.10	—	—
Total distributions	—	5.13	5.92	0.10	—	—
Net asset value, end of year	$28.25	$27.32	$31.61	$24.66	$20.91	$24.07
Total return (%)*	3.40	2.87	53.13	18.43	(13.13)	16.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.29	1.30	1.27	1.35	1.35	1.25
Net investment income (loss), net of waivers and reimbursements	(0.65)	(0.75)	(0.63)	(0.71)	(1.00)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.69)	(0.80)	(0.65)	(0.81)	(1.10)	(0.76)
Class I net assets at end of year (in thousands)	$357,563	$364,241	$415,797	$266,431	$352,397	$494,822
Portfolio turnover rate (%)*	37	82	91	89	97	117

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note : Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2015

Financial Highlights

Small Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.76	$17.63	$13.65	$12.26	$13.71	$10.49
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	(0.03)	(0.05)	0.10	0.00 ^	0.03
Net realized and unrealized gain (loss) on investments	0.13	0.81	5.32	1.43	(0.97)	3.22
Total from investment operations	0.13	0.78	5.27	1.53	(0.97)	3.25
Less distributions from:
Net investment income	—	—	—	0.08	0.02	0.03
Net realized gain	—	0.65	1.29	0.06	0.46	—
Return of capital	—	—	—	—	0.00 ^	—
Total distributions	—	0.65	1.29	0.14	0.48	0.03
Net asset value, end of year	$17.89	$17.76	$17.63	$13.65	$12.26	$13.71
Total return (%)*	0.73	4.49	38.91	12.49	(6.95)	30.94
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.49	1.43	1.38	1.33
Expenses, before waivers and reimbursements	1.54	1.53	1.55	1.60	1.60	1.57
Net investment income (loss), net of waivers and reimbursements	(0.04)	(0.17)	(0.33)	0.78	(0.01)	0.25
Net investment income (loss), before waivers and reimbursements	(0.08)	(0.20)	(0.39)	0.61	(0.23)	0.01
Class N net assets at end of year (in thousands)	$37,887	$40,223	$55,464	$39,084	$40,712	$34,285
Portfolio turnover rate (%)*	14	39	51	51	65	71

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.17	$18.00	$13.88	$12.47	$13.93	$10.65
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	(0.01)	0.14	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.14	0.82	5.42	1.45	(0.98)	3.27
Total from investment operations	0.16	0.84	5.41	1.59	(0.95)	3.32
Less distributions from:
Net investment income	—	0.02	0.00 ^	0.12	0.03	0.04
Net realized gain	—	0.65	1.29	0.06	0.46	—
Return of capital	—	—	—	—	0.02	—
Total distributions	—	0.67	1.29	0.18	0.51	0.04
Net asset value, end of year	$18.33	$18.17	$18.00	$13.88	$12.47	$13.93
Total return (%)*	0.88	4.73	39.31	12.73	(6.68)	31.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.23	1.24	1.18	1.14	1.10
Expenses, before waivers and reimbursements	1.26	1.23	1.25	1.29	1.30	1.29
Net investment income (loss), net of waivers and reimbursements	0.21	0.12	(0.07)	1.02	0.26	0.43
Net investment income (loss), before waivers and reimbursements	0.20	0.12	(0.08)	0.91	0.10	0.24
Class I net assets at end of year (in thousands)	$544,664	$544,963	$352,832	$196,184	$190,686	$130,214
Portfolio turnover rate (%)*	14	39	51	51	65	71

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	175

Financial Highlights

Global Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.84	$11.43	$9.47	$8.10	$8.40	$6.97
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.02	0.03	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.54	0.41	1.96	1.37	(0.31)	1.44
Total from investment operations	0.57	0.43	1.98	1.40	(0.29)	1.43
Less distributions from:
Net investment income	—	—	0.02	0.03	0.01	—
Net realized gain	—	0.02	—	—	—	—
Total distributions	—	0.02	0.02	0.03	0.01	—
Net asset value, end of year	$12.41	$11.84	$11.43	$9.47	$8.10	$8.40
Total return (%)*	4.81	3.76	20.86	17.25	(3.47)	20.52
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.42	1.50	1.50	1.50	1.50	1.52
Expenses, before waivers and reimbursements	1.60	1.62	1.63	1.84	1.82	1.93
Net investment income (loss), net of waivers and reimbursements	0.54	0.16	0.18	0.29	0.29	(0.09)
Net investment income (loss), before waivers and reimbursements	0.36	0.04	0.05	(0.05)	(0.03)	(0.50)
Class N net assets at end of year (in thousands)	$5,788	$5,007	$6,403	$5,215	$3,740	$5,101
Portfolio turnover rate (%)*	29	60	70	73	75	96

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.85	$11.42	$9.47	$8.09	$8.40	$6.96
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.04	0.05	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.53	0.43	1.95	1.38	(0.31)	1.43
Total from investment operations	0.58	0.47	1.99	1.43	(0.27)	1.44
Less distributions from:
Net investment income	—	0.02	0.04	0.05	0.04	0.00 ^
Net realized gain	—	0.02	—	—	—	—
Total distributions	—	0.04	0.04	0.05	0.04	0.00 ^
Net asset value, end of year	$12.43	$11.85	$11.42	$9.47	$8.09	$8.40
Total return (%)*	4.89	4.08	21.05	17.64	(3.26)	20.73
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.14	1.25	1.25	1.25	1.25	1.27
Expenses, before waivers and reimbursements	1.32	1.33	1.35	1.56	1.55	1.62
Net investment income (loss), net of waivers and reimbursements	0.80	0.38	0.40	0.54	0.52	0.16
Net investment income (loss), before waiver and reimbursements	0.62	0.30	0.30	0.23	0.22	(0.19)
Class I net assets at end of year (in thousands)	$51,392	$52,090	$53,562	$45,757	$38,834	$39,776
Portfolio turnover rate (%)*	29	60	70	73	75	96

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2015

Financial Highlights

Global Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$11.85	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.53	0.43	1.97	(0.03)
Total from investment operations	0.59	0.49	2.01	(0.03)
Less distributions from:
Net investment income	—	0.04	0.06	—
Net realized gain	—	0.02	—	—
Total distributions	—	0.06	0.06	—
Net asset value, end of year	$12.44	$11.85	$11.42	$9.47
Total return (%)*	4.98	4.24	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.07	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.09	1.13	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	0.88	0.51	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.86	0.48	0.33	(1.07)
Institutional Class net assets at end of year (in thousands)	$129,081	$106,565	$87,118	$16,022
Portfolio turnover rate (%)*	29	60	70	73

(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	177

Financial Highlights

Global Small Cap Growth Fund

			Class N
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2015	2014	2013(a)
Net asset value, beginning of year	$12.20	$12.14	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.15	0.64	2.49
Total from investment operations	1.17	0.59	2.47
Less distributions from:
Net investment income	—	—	—
Net realized gain	—	0.53	0.33
Total distributions	—	0.53	0.33
Net asset value, end of year	$13.37	$12.20	$12.14
Total return (%)*	9.59	4.93	24.75
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.02	2.07	2.47
Net investment income (loss), net of waivers and reimbursements	0.31	(0.42)	(0.23)
Net investment income (loss), before waivers and reimbursements	(0.06)	(0.84)	(1.05)
Class N net assets at end of year (in thousands)	$778	$591	$203
Portfolio turnover rate (%)*	43	117	86

			Class I
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2015	2014	2013(a)
Net asset value, beginning of year	$12.26	$12.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.02)	(0.00)^
Net realized and unrealized gain (loss) on investments	1.15	0.65	2.50
Total from investment operations	1.19	0.63	2.50
Less distributions from:
Net investment income	—	—	0.01
Net realized gain	—	0.53	0.33
Total distributions	—	0.53	0.34
Net asset value, end of year	$13.45	$12.26	$12.16
Total return (%)*	9.71	5.26	25.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.26	1.40	1.40
Expenses, before waivers and reimbursements	1.61	1.81	2.20
Net investment income (loss), net of waivers and reimbursements	0.67	(0.18)	0.03
Net investment income (loss), before waivers and reimbursements	0.32	(0.59)	(0.77)
Class I net assets at end of year (in thousands)	$56,789	$42,537	$17,222
Portfolio turnover rate (%)*	43	117	86

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2015

Financial Highlights

International Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.13	0.03	0.00 ^
Net realized and unrealized gain (loss) on investments	0.86	(0.47)	1.99	0.82
Total from investment operations	0.94	(0.34)	2.02	0.82
Less distributions from:
Net investment income	—	0.06	0.18	0.01
Net realized gain	—	—	—	—
Total distributions	—	0.06	0.18	0.01
Net asset value, end of year	$13.19	$12.25	$12.65	$10.81
Total return (%)*	7.67	(2.67)	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.27	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.53	1.59	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	1.23	1.00	0.29	0.00
Net investment income (loss), before waivers and reimbursements	0.97	0.86	0.01	(3.53)
Class N net assets at end of year (in thousands)	$179	$150	$154	$542
Portfolio turnover rate (%)*	17	79	73	16

	Class I
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.86	(0.47)	1.94	0.82
Total from investment operations	0.95	(0.31)	2.06	0.83
Less distributions from:
Net investment income	—	0.09	0.22	0.02
Net realized gain	—	—	—	—
Total distributions	—	0.09	0.22	0.02
Net asset value, end of year	$13.20	$12.25	$12.65	$10.81
Total return (%)*	7.76	(2.43)	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.48	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	1.39	1.25	1.06	0.22
Net investment income (loss), before waivers and reimbursements	1.04	1.16	0.86	(3.14)
Class I net assets at end of year (in thousands)	$12,629	$9,561	$11,629	$4,336
Portfolio turnover rate (%)*	17	79	73	16

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	179

Financial Highlights

International Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.24	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.17	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	0.86	(0.47)	1.94	0.58
Total from investment operations	0.96	(0.30)	2.09	0.58
Less distributions from:
Net investment income	—	0.11	0.24	0.02
Net realized gain	—	—	—	—
Total distributions	—	0.11	0.24	0.02
Net asset value, end of year	$13.20	$12.24	$12.65	$10.80
Total return (%)*	7.84	(2.34)	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.02	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.13	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	1.47	1.33	1.31	0.01
Net investment income (loss), before waivers and reimbursements	1.36	1.24	1.11	(0.78)
Institutional Class net assets at end of year (in thousands)	$85,739	$78,251	$56,991	$5,286
Portfolio turnover rate (%)*	17	79	73	16

(a)	For the period from November 2, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Semiannual Report	June 30, 2015

Financial Highlights

International Equity Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.76	$14.28	$12.05	$10.56	$12.12	$11.07
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.16	0.09	0.11	0.13	0.06
Net realized and unrealized gain (loss) on investments	0.74	(0.60)	2.25	1.75	(1.69)	1.15
Total from investment operations	0.87	(0.44)	2.34	1.86	(1.56)	1.21
Less distributions from:
Net investment income	—	0.08	0.11	0.37	—	0.16
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.08	0.11	0.37	—	0.16
Net asset value, end of year	$14.63	$13.76	$14.28	$12.05	$10.56	$12.12
Total return (%)*	6.32	(3.09)	19.47	17.57	(12.87)	10.92
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.33	1.38	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.55	1.56	1.65	1.71	1.60	1.66
Net investment income (loss), net of waivers and reimbursements	1.76	1.11	0.73	0.95	1.09	0.55
Net investment income (loss), before waivers and reimbursements	1.54	0.93	0.53	0.69	0.94	0.34
Class N net assets at end of year (in thousands)	$3,804	$3,497	$4,307	$5,648	$6,773	$13,733
Portfolio turnover rate (%)*	31	73	88	80	99	71

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.91	$14.43	$12.18	$10.67	$12.22	$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.19	0.14	0.14	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.75	(0.59)	2.26	1.77	(1.72)	1.15
Total from investment operations	0.90	(0.40)	2.40	1.91	(1.55)	1.25
Less distributions from:
Net investment income	—	0.12	0.15	0.40	—	0.19
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.12	0.15	0.40	—	0.19
Net asset value, end of year	$14.81	$13.91	$14.43	$12.18	$10.67	$12.22
Total return (%)*	6.47	(2.80)	19.74	17.89	(12.68)	11.19
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.08	1.13	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.32	1.32	1.41	1.44	1.33	1.28
Net investment income (loss), net of waivers and reimbursements	2.04	1.35	1.07	1.17	1.43	0.88
Net investment income (loss), before waivers and reimbursements	1.80	1.16	0.86	0.93	1.30	0.80
Class I net assets at end of year (in thousands)	$66,401	$65,012	$75,271	$64,536	$68,884	$164,322
Portfolio turnover rate (%)*	31	73	88	80	99	71

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	181

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.01	$12.70	$10.82	$9.27	$10.78	$9.84
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.21	0.13	0.13	0.16	0.10
Net realized and unrealized gain (loss) on investments	0.66	(0.65)	2.00	1.57	(1.47)	0.99
Total from investment operations	0.79	(0.44)	2.13	1.70	(1.31)	1.09
Less distributions from:
Net investment income	—	0.25	0.25	0.15	0.20	0.15
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.25	0.25	0.15	0.20	0.15
Net asset value, end of year	$12.80	$12.01	$12.70	$10.82	$9.27	$10.78
Total return (%)*	6.58	(3.50)	19.78	18.31	(12.12)	11.12
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.00	1.03	1.10	1.10	1.10	1.07
Expenses, before waivers and reimbursements	1.73	1.63	1.12	1.16	1.10	1.07
Net investment income (loss), net of waivers and reimbursements	2.06	1.61	1.12	1.28	1.48	0.97
Net investment income (loss), before waivers and reimbursements	1.33	1.01	1.10	1.22	1.48	0.97
Institutional Class net assets at end of year (in thousands)	$16,459	$14,574	$100,805	$109,690	$111,474	$291,468
Portfolio turnover rate (%)*	33	61	84	86	91	73

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Semiannual Report	June 30, 2015

Financial Highlights

International Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$25.24	$26.30	$22.43	$18.68	$21.85	$18.55
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.31	0.27	0.26	0.26	0.14
Net realized and unrealized gain (loss) on investments	1.34	(1.15)	3.89	4.16	(3.43)	3.58
Total from investment operations	1.52	(0.84)	4.16	4.42	(3.17)	3.72
Less distributions from:
Net investment income	—	0.22	0.29	0.67	—	0.42
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.22	0.29	0.67	—	0.42
Net asset value, end of year	$26.76	$25.24	$26.30	$22.43	$18.68	$21.85
Total return (%)*	6.02	(3.19)	18.57	23.67	(14.51)	20.09
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.42	1.44	1.44	1.44	1.45	1.43
Expenses, before waivers and reimbursements	1.42	1.44	1.44	1.44	1.46	1.43
Net investment income (loss), net of waivers and reimbursements	1.38	1.17	1.13	1.25	1.22	0.73
Net investment income (loss), before waivers and reimbursements	1.38	1.17	1.13	1.25	1.21	0.73
Class N net assets at end of year (in thousands)	$1,025,575	$978,433	$1,418,083	$1,269,736	$1,277,534	$2,689,417
Portfolio turnover rate (%)*	29	79	97	81	103	99

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$25.82	$26.91	$22.94	$19.10	$22.34	$18.95
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.36	0.35	0.32	0.30	0.20
Net realized and unrealized gain (loss) on investments	1.36	(1.13)	3.99	4.25	(3.48)	3.67
Total from investment operations	1.59	(0.77)	4.34	4.57	(3.18)	3.87
Less distributions from:
Net investment income	—	0.32	0.37	0.73	0.06	0.48
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.32	0.37	0.73	0.06	0.48
Net asset value, end of year	$27.41	$25.82	$26.91	$22.94	$19.10	$22.34
Total return (%)*	6.16	(2.86)	18.96	23.96	(14.23)	20.47
Ratios to average daily net assets (%):**
Expenses	1.14	1.14	1.11	1.15	1.15	1.14
Net investment income (loss)	1.66	1.36	1.43	1.51	1.40	0.99
Class I net assets at end of year (in thousands)	$2,862,707	$2,705,054	$2,877,541	$2,402,897	$1,951,368	$2,392,762
Portfolio turnover rate (%)*	29	79	97	81	103	99

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	183

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.26	$17.40	$14.89	$12.39	$14.37	$12.20
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.26	0.25	0.23	0.21	0.14
Net realized and unrealized gain (loss) on investments	0.79	(0.71)	2.56	2.76	(2.17)	2.31
Total from investment operations	0.94	(0.45)	2.81	2.99	(1.96)	2.45
Less distributions from:
Net investment income	—	0.32	0.30	0.49	0.02	0.28
Net realized gain	—	1.37	—	—	—	—
Total distributions	—	1.69	0.30	0.49	0.02	0.28
Net asset value, end of year	$16.20	$15.26	$17.40	$14.89	$12.39	$14.37
Total return (%)*	6.16	(2.66)	18.90	24.11	(13.66)	20.10
Ratios to average daily net assets (%):**
Expenses	0.96	0.97	0.97	0.98	0.99	0.99
Net investment income (loss)	1.84	1.50	1.58	1.64	1.51	1.12
Institutional Class net assets at end of year (in thousands)	$2,438,325	$2,339,169	$2,440,149	$1,974,130	$1,542,594	$1,886,217
Portfolio turnover rate (%)*	30	83	97	83	111	99

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Semiannual Report	June 30, 2015

Financial Highlights

International Small Cap Growth Fund

						Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.56	$16.08	$13.46	$11.36	$13.07	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.10	0.08	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.82	(1.38)	3.35	2.27	(1.66)	2.66
Total from investment operations	0.87	(1.35)	3.45	2.35	(1.59)	2.69
Less distributions from:
Net investment income	—	0.18	0.16	0.25	0.12	0.02
Net realized gain	—	1.99	0.67	—	—	—
Total distributions	—	2.17	0.83	0.25	0.12	0.02
Net asset value, end of year	$13.43	$12.56	$16.08	$13.46	$11.36	$13.07
Total return (%)*	6.93	(8.43)	25.80	20.73	(12.16)	25.88
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.47	1.58	1.59	1.61	1.64	1.55
Expenses, before waivers and reimbursements	1.62	1.58	1.59	1.61	1.64	1.55
Net investment income (loss), net of waivers and reimbursements	0.71	0.20	0.67	0.65	0.55	0.30
Net investment income (loss), before waivers and reimbursements	0.56	0.20	0.67	0.65	0.55	0.30
Class N net assets at end of year (in thousands)	$12,025	$13,676	$18,910	$14,771	$18,991	$21,916
Portfolio turnover rate (%)*	57	127	111	76	85	85

						Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.70	$16.23	$13.58	$11.46	$13.19	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.15	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments	0.82	(1.40)	3.37	2.30	(1.69)	2.68
Total from investment operations	0.89	(1.31)	3.52	2.42	(1.57)	2.75
Less distributions from:
Net investment income	—	0.23	0.20	0.30	0.16	0.05
Net realized gain	—	1.99	0.67	—	—	—
Total distributions	—	2.22	0.87	0.30	0.16	0.05
Net asset value, end of year	$13.59	$12.70	$16.23	$13.58	$11.46	$13.19
Total return (%)*	7.01	(8.10)	26.11	21.10	(11.84)	26.24
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.28	1.30	1.30	1.28	1.25
Expenses, before waivers and reimbursements	1.30	1.28	1.30	1.30	1.28	1.25
Net investment income (loss), net of waivers and reimbursements	1.05	0.56	0.96	0.95	0.92	0.61
Net investment income (loss), before waivers and reimbursements	0.90	0.56	0.96	0.95	0.92	0.61
Class I net assets at end of year (in thousands)	$375,276	$364,161	$508,758	$359,557	$364,574	$349,679
Portfolio turnover rate (%)*	57	127	111	76	85	85

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	185

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.77	$16.32	$13.64	$11.51	$13.24	$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.12	0.18	0.15	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.83	(1.41)	3.41	2.31	(1.68)	2.69
Total from investment operations	0.90	(1.29)	3.59	2.46	(1.54)	2.78
Less distributions from:
Net investment income	—	0.27	0.24	0.33	0.19	0.07
Net realized gain	—	1.99	0.67	—	—	—
Total distributions	—	2.26	0.91	0.33	0.19	0.07
Net asset value, end of year	$13.67	$12.77	$16.32	$13.64	$11.51	$13.24
Total return (%)*	7.05	(7.91)	26.49	21.36	(11.60)	26.40
Ratios to average daily net assets (%):**
Expenses	1.08	1.06	1.06	1.08	1.08	1.08
Net investment income (loss),	1.12	0.74	1.20	1.14	1.10	0.77
Institutional Class net assets at end of year (in thousands)	$227,064	$245,103	$408,524	$345,180	$334,656	$275,356
Portfolio turnover rate (%)*	57	127	111	76	85	85

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Semiannual Report	June 30, 2015

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014		2013	2012	2011	2010(a)
Net asset value, beginning of year	$9.06	$9.10		$9.20	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05		(0.02)	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.06	0.14		(0.05)	1.54	(2.08)	1.64
Total from investment operations	0.09	0.19		(0.07)	1.56	(2.04)	1.62
Less distributions from:
Net investment income	—	0.00	^	0.03	0.04	—	0.02
Net realized gain	—	0.23		—	—	0.62	0.06
Total distributions	—	0.23		0.03	0.04	0.62	0.08
Net asset value, end of year	$9.15	$9.06		$9.10	$9.20	$7.68	$10.34
Total return (%)*	0.99	2.17		(0.74)	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.59	1.65		1.65	1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.83	1.82		1.83	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.68	0.51		(0.23)	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.44	0.34		(0.41)	(0.19)	0.26	(0.44)
Class N net assets at end of year (in thousands)	$2,269	$1,832		$1,959	$249	$46	$53
Portfolio turnover rate (%)*	66	131		131	94	142	176

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014		2013	2012	2011	2010
Net asset value, beginning of year	$9.08	$9.10		$9.18	$7.66	$10.35	$8.43
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08		0.05	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.05	0.15		(0.10)	1.51	(2.08)	1.98
Total from investment operations	0.10	0.23		(0.05)	1.58	(2.02)	2.00
Less distributions from:
Net investment income	—	0.02		0.03	0.06	0.05	0.02
Net realized gain	—	0.23		—	—	0.62	0.06
Return of capital	—	—		—	—	0.00 ^	—
Total distributions	—	0.25		0.03	0.06	0.67	0.08
Net asset value, end of year	$9.18	$9.08		$9.10	$9.18	$7.66	$10.35
Total return (%)*	1.10	2.62		(0.60)	20.64	(19.34)	23.70
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.28	1.40		1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.52	1.60		1.58	1.75	1.58	1.52
Net investment income (loss), net of waivers and reimbursements	1.02	0.84		0.51	0.83	0.69	0.25
Net investment income (loss), before waivers and reimbursements	0.78	0.64		0.33	0.48	0.51	0.13
Class I net assets at end of year (in thousands)	$36,037	$28,475		$34,590	$25,628	$21,610	$16,332
Portfolio turnover rate (%)*	66	131		131	94	142	176

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Not annualized for periods that are less than a year.
**	Annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	187

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.07	$9.10	$9.18	$7.65	$10.35	$8.43
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.06	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.05	0.16	(0.10)	1.52	(2.10)	1.97
Total from investment operations	0.10	0.24	(0.04)	1.60	(2.01)	2.01
Less distributions from:
Net investment income	—	0.04	0.04	0.07	0.06	0.03
Net realized gain	—	0.23	—	—	0.63	0.06
Return of capital	—	—	—	—	0.00 ^	—
Total distributions	—	0.27	0.04	0.07	0.69	0.09
Net asset value, end of year	$9.17	$9.07	$9.10	$9.18	$7.65	$10.35
Total return (%)*	1.10	2.68	(0.46)	20.97	(19.30)	23.84
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.26
Expenses, before waivers and reimbursements	1.34	1.42	1.42	1.59	1.41	1.35
Net investment income (loss), net of waivers and reimbursements	0.97	0.83	0.68	0.90	0.90	0.50
Net investment income (loss), before waivers and reimbursements	0.88	0.66	0.51	0.56	0.74	0.41
Institutional Class net assets at end of year (in thousands)	$71,968	$75,875	$36,509	$43,102	$26,166	$78,516
Portfolio turnover rate (%)*	66	131	131	94	142	176

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

188	Semiannual Report	June 30, 2015

Financial Highlights

Emerging Markets Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.91	$13.28	$13.40	$11.16	$15.76	$12.87
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.05	0.07	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	0.26	0.37	0.09	2.24	(2.84)	3.02
Total from investment operations	0.31	0.45	0.14	2.31	(2.77)	3.01
Less distributions from:
Net investment income	—	0.08	0.01	0.07	—	0.12
Net realized gain	—	0.74	0.25	—	1.83	—
Total distributions	—	0.82	0.26	0.07	1.83	0.12
Net asset value, end of year	$13.22	$12.91	$13.28	$13.40	$11.16	$15.76
Total return (%)*	2.40	3.40	1.05	20.70	(17.29)	23.44
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.47	1.64	1.68	1.69	1.68	1.63
Expenses, before waivers and reimbursements	1.62	1.64	1.68	1.69	1.68	1.63
Net investment income (loss), net of waivers and reimbursements	0.70	0.55	0.39	0.59	0.48	(0.05)
Net investment income (loss), before waivers and reimbursements	0.55	0.55	0.39	0.59	0.48	(0.05)
Class N net assets at end of year (in thousands)	$13,975	$12,638	$13,723	$16,724	$17,474	$34,324
Portfolio turnover rate (%)*	57	101	118	90	104	121

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.01	$13.38	$13.50	$11.25	$15.87	$12.95
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.11	0.08	0.11	0.11	0.04
Net realized and unrealized gain (loss) on investments	0.26	0.37	0.10	2.25	(2.85)	3.03
Total from investment operations	0.32	0.48	0.18	2.36	(2.74)	3.07
Less distributions from:
Net investment income	—	0.11	0.05	0.11	0.05	0.15
Net realized gain	—	0.74	0.25	—	1.83	—
Total distributions	—	0.85	0.30	0.11	1.88	0.15
Net asset value, end of year	$13.33	$13.01	$13.38	$13.50	$11.25	$15.87
Total return (%)*	2.46	3.65	1.36	21.01	(17.00)	23.77
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.23	1.40	1.41	1.41	1.38	1.36
Expenses, before waivers and reimbursements	1.38	1.40	1.41	1.41	1.38	1.36
Net investment income (loss), net of waivers and reimbursements	0.94	0.79	0.62	0.86	0.77	0.26
Net investment income (loss), before waivers and reimbursements	0.79	0.79	0.62	0.86	0.77	0.26
Class I net assets at end of year (in thousands)	$182,088	$166,488	$152,588	$144,942	$124,739	$194,763
Portfolio turnover rate (%)*	57	101	118	90	104	121

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	189

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.09	$13.46	$13.59	$11.32	$15.96	$13.03
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.12	0.14	0.14	0.06
Net realized and unrealized gain (loss) on investments	0.27	0.37	0.08	2.27	(2.87)	3.05
Total from investment operations	0.34	0.51	0.20	2.41	(2.73)	3.11
Less distributions from:
Net investment income	—	0.14	0.08	0.14	0.08	0.18
Net realized gain	—	0.74	0.25	—	1.83	—
Total distributions	—	0.88	0.33	0.14	1.91	0.18
Net asset value, end of year	$13.43	$13.09	$13.46	$13.59	$11.32	$15.96
Total return (%)*	2.60	3.85	1.49	21.28	(16.82)	23.91
Ratios to average daily net assets (%):**
Expenses	1.16	1.18	1.19	1.20	1.19	1.17
Net investment income (loss)	0.99	1.00	0.87	1.12	0.93	0.43
Institutional Class net assets at end of year (in thousands)	$832,557	$806,708	$833,711	$802,571	$675,633	$1,021,456
Portfolio turnover rate (%)*	57	101	118	90	104	121

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

190	Semiannual Report	June 30, 2015

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014	2013		2012	2011(a)
Net asset value, beginning of year	$16.52	$15.12	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04	0.05		0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	0.90	2.13	2.08		3.27	(0.27)
Total from investment operations	0.92	2.17	2.13		3.33	(0.27)
Less distributions from:
Net investment income	—	0.03	—		0.07	—
Net realized gain	—	0.74	0.00	^	—	—
Total distributions	—	0.77	0.00	^	0.07	—
Net asset value, end of year	$17.44	$16.52	$15.12		$12.99	$9.73
Total return (%)*	5.57	14.41	16.42		34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.86	1.74	2.19		4.76	9.53
Net investment income (loss), net of waivers and reimbursements	0.18	0.21	0.38		0.56	0.08
Net investment income (loss), before waivers and reimbursements	(0.03)	0.12	(0.16)		(2.54)	(7.80)
Class N net assets at end of year (in thousands)	$12,744	$10,745	$9,313		$3,016	$1,012
Portfolio turnover rate (%)*	96	124	138		78	17

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014	2013		2012	2011(a)
Net asset value, beginning of year	$16.52	$15.13	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	0.90	2.20	2.12		3.29	(0.28)
Total from investment operations	0.95	2.22	2.17		3.37	(0.27)
Less distributions from:
Net investment income	—	0.09	0.03		0.11	—
Net realized gain	—	0.74	0.00	^	—	—
Total distributions	—	0.83	0.03		0.11	—
Net asset value, end of year	$17.47	$16.52	$15.13		$12.99	$9.73
Total return (%)*	5.75	14.73	16.70		34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.29	1.40	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.47	1.49	1.72		4.40	9.28
Net investment income (loss), net of waivers and reimbursements	0.59	0.15	0.35		0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.41	0.06	0.03		(2.30)	(7.55)
Class I net assets at end of year (in thousands)	$169,614	$119,662	$58,123		$8,763	$2,260
Portfolio turnover rate (%)*	96	124	138		78	17

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods that are less than a year.
**	Annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	191

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2015	2014	2013		2012(a)
Net asset value, beginning of year	$16.53	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	0.90	2.18	2.11		0.21
Total from investment operations	0.95	2.24	2.18		0.21
Less distributions from:
Net investment income	—	0.11	0.04		—
Net realized gain	—	0.74	0.00	^	—
Total distributions	—	0.85	0.04		—
Net asset value, end of year	$17.48	$16.53	$15.14		$13.00
Total return (%)*	5.75	14.85	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.28	1.34	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	0.57	0.37	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	0.54	0.28	0.16		(1.93)
Institutional Class net assets at end of year (in thousands)	$137,335	$123,496	$91,663		$15,242
Portfolio turnover rate (%)*	96	124	138		78

(a)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

192	Semiannual Report	June 30, 2015

Financial Highlights

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.74	$10.60		$11.28	$10.91	$10.70	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.31		0.32	0.36	0.43	0.46
Net realized and unrealized gain (loss) on investments	(0.11)	0.23		(0.47)	0.53	0.34	0.35
Total from investment operations	0.04	0.54		(0.15)	0.89	0.77	0.81
Less distributions from:
Net investment income	0.19	0.40		0.42	0.45	0.47	0.48
Net realized gain	—	0.00	^	0.11	0.07	0.09	0.03
Total distributions	0.19	0.40		0.53	0.52	0.56	0.51
Net asset value, end of year	$10.59	$10.74		$10.60	$11.28	$10.91	$10.70
Total return (%)*	0.37	5.10		(1.37)	8.33	7.41	7.86
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.62	0.65		0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.81	0.85		0.82	0.81	0.76	0.70
Net investment income (loss), net of waivers and reimbursements	2.81	2.90		2.89	3.25	3.97	4.25
Net investment income (loss), before waivers and reimbursements	2.62	2.70		2.72	3.09	3.86	4.20
Class N net assets at end of year (in thousands)	$29,824	$16,720		$11,389	$32,867	$8,345	$4,479
Portfolio turnover rate (%)*	17	35		41	25	28	25

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.64	$10.49		$11.17	$10.80	$10.59	$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.33		0.33	0.38	0.45	0.47
Net realized and unrealized gain (loss) on investments	(0.12)	0.23		(0.48)	0.52	0.33	0.33
Total from investment operations	0.04	0.56		(0.15)	0.90	0.78	0.80
Less distributions from:
Net investment income	0.20	0.41		0.42	0.46	0.48	0.49
Net realized gain	—	0.00	^	0.11	0.07	0.09	0.03
Total distributions	0.20	0.41		0.53	0.53	0.57	0.52
Net asset value, end of year	$10.48	$10.64		$10.49	$11.17	$10.80	$10.59
Total return (%)*	0.36	5.37		(1.28)	8.54	7.62	7.89
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.50		0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.59	0.60		0.58	0.56	0.55	0.55
Net investment income (loss), net of waivers and reimbursements	3.04	3.07		3.05	3.45	4.17	4.41
Net investment income (loss), before waivers and reimbursements	2.85	2.97		2.97	3.39	4.12	4.36
Class I net assets at end of year (in thousands)	$168,115	$149,466		$145,939	$172,836	$154,224	$147,807
Portfolio turnover rate (%)*	17	35		41	25	28	25

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	193

Financial Highlights

Bond Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.63	$10.48		$11.16	$10.80	$10.58	$10.30
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.34		0.35	0.40	0.45	0.48
Net realized and unrealized gain (loss) on investments	(0.12)	0.23		(0.48)	0.51	0.36	0.34
Total from investment operations	0.04	0.57		(0.13)	0.91	0.81	0.82
Less distributions from:
Net investment income	0.20	0.42		0.44	0.48	0.50	0.51
Net realized gain	—	0.00	^	0.11	0.07	0.09	0.03
Total distributions	0.20	0.42		0.55	0.55	0.59	0.54
Net asset value, end of year	$10.47	$10.63		$10.48	$11.16	$10.80	$10.58
Total return (%)*	0.40	5.53		(1.13)	8.61	7.88	8.06
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35		0.35	0.35	0.35	0.35
Expenses, before waivers and reimbursements	0.39	0.41		0.39	0.38	0.39	0.40
Net investment income (loss), net of waivers and reimbursements	3.08	3.23		3.19	3.60	4.24	4.54
Net investment income (loss), before waivers and reimbursements	3.04	3.17		3.15	3.57	4.20	4.49
Institutional Class net assets at end of year (in thousands)	$88,375	$97,341		$87,527	$91,039	$69,447	$40,490
Portfolio turnover rate (%)*	17	35		41	25	28	25

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

194	Semiannual Report	June 30, 2015

Financial Highlights

Income Fund

		Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.12	$9.11	$9.55	$9.32	$9.22	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.18	0.20	0.24	0.32	0.35
Net realized and unrealized gain (loss) on investments	(0.02)	0.10	(0.35)	0.31	0.15	0.19
Total from investment operations	0.06	0.28	(0.15)	0.55	0.47	0.54
Less distributions from:
Net investment income	0.13	0.27	0.29	0.32	0.37	0.39
Net realized gain	—	—	—	—	—	—
Total distributions	0.13	0.27	0.29	0.32	0.37	0.39
Net asset value, end of year	$9.05	$9.12	$9.11	$9.55	$9.32	$9.22
Total return (%)*	0.64	3.06	(1.61)	6.00	5.21	6.04
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.78	0.84	0.85	0.83	0.85	0.85
Expenses, before waivers and reimbursements	0.78	0.84	1.03	0.83	0.91	0.85
Net investment income (loss), net of waivers and reimbursements	1.77	1.99	2.13	2.49	3.40	3.79
Net investment income (loss), before waivers and reimbursements	1.77	1.99	1.95	2.49	3.34	3.79
Class N net assets at end of year (in thousands)	$36,770	$34,020	$41,662	$68,947	$44,802	$35,755
Portfolio turnover rate (%)*	6	30	41	33	39	29

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.05	$9.05	$9.48	$9.25	$9.15	$9.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.20	0.21	0.26	0.34	0.37
Net realized and unrealized gain (loss) on investments	(0.02)	0.09	(0.34)	0.31	0.15	0.19
Total from investment operations	0.07	0.29	(0.13)	0.57	0.49	0.56
Less distributions from:
Net investment income	0.14	0.29	0.30	0.34	0.39	0.41
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.29	0.30	0.34	0.39	0.41
Net asset value, end of year	$8.98	$9.05	$9.05	$9.48	$9.25	$9.15
Total return (%)*	0.76	3.20	(1.41)	6.28	5.46	6.33
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.54	0.59	0.70	0.58	0.64	0.63
Expenses, before waivers and reimbursements	0.54	0.59	0.77	0.58	0.64	0.63
Net investment income (loss), net of waivers and reimbursements	2.01	2.24	2.30	2.78	3.66	4.01
Net investment income (loss), before waivers and reimbursements	2.01	2.24	2.23	2.78	3.66	4.01
Class I net assets at end of year (in thousands)	$65,862	$64,834	$64,152	$72,830	$67,183	$77,522
Portfolio turnover rate (%)*	6	30	41	33	39	29

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	195

Financial Highlights

Low Duration Fund

					Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014		2013	2012	2011	2010
Net asset value, beginning of year	$9.38	$9.52		$9.83	$9.82	$9.90	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.11		0.10	0.13	0.15	0.13
Net realized and unrealized gain (loss) on investments	(0.02)	(0.00	)^	(0.16)	0.14	0.02	0.05
Total from investment operations	0.01	0.11		(0.06)	0.27	0.17	0.18
Less distributions from:
Net investment income	0.12	0.25		0.25	0.26	0.25	0.21
Net realized gain	—	—		—	—	—	—
Total distributions	0.12	0.25		0.25	0.26	0.25	0.21
Net asset value, end of year	$9.27	$9.38		$9.52	$9.83	$9.82	$9.90
Total return (%)*	0.07	1.20		(0.62)	2.80	1.73	1.86
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.58	0.70		0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.75	0.75		0.71	0.74	0.73	0.78
Net investment income (loss), net of waivers and reimbursements	0.75	1.19		1.06	1.37	1.52	1.33
Net investment income (loss), before waivers and reimbursements	0.58	1.14		1.05	1.33	1.49	1.25
Class N net assets at end of year (in thousands)	$4,064	$4,969		$5,158	$11,216	$6,260	$6,937
Portfolio turnover rate (%)*	47	83		56	20	43	51

		Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2015	2014		2013	2012	2011	2010
Net asset value, beginning of year	$9.37	$9.52		$9.83	$9.82	$9.89	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.13		0.12	0.15	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.02)	(0.01)		(0.17)	0.14	0.02	0.04
Total from investment operations	0.02	0.12		(0.05)	0.29	0.19	0.19
Less distributions from:
Net investment income	0.12	0.27		0.26	0.28	0.26	0.23
Net realized gain	—	—		—	—	—	—
Total distributions	0.12	0.27		0.26	0.28	0.26	0.23
Net asset value, end of year	$9.27	$9.37		$9.52	$9.83	$9.82	$9.89
Total return (%)*	0.26	1.24		(0.47)	2.96	1.99	1.89
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.42	0.55		0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.59	0.60		0.56	0.57	0.58	0.63
Net investment income (loss), net of waivers and reimbursements	0.92	1.35		1.24	1.52	1.67	1.46
Net investment income (loss), before waivers and reimbursements	0.75	1.30		1.23	1.50	1.64	1.38
Class I net assets at end of year (in thousands)	$116,500	$104,433		$122,583	$157,213	$82,828	$88,568
Portfolio turnover rate (%)*	47	83		56	20	43	51

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

196	Semiannual Report	June 30, 2015

Financial Highlights

Low Duration Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.38	$9.53	$9.83	$9.83	$9.90	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.14	0.13	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.02)	(0.01)	(0.15)	0.12	0.03	0.05
Total from investment operations	0.02	0.13	(0.02)	0.29	0.21	0.21
Less distributions from:
Net investment income	0.13	0.28	0.28	0.29	0.28	0.24
Net realized gain	—	—	—	—	—	—
Total distributions	0.13	0.28	0.28	0.29	0.28	0.24
Net asset value, end of year	$9.27	$9.38	$9.53	$9.83	$9.83	$9.90
Total return (%)*	0.17	1.40	(0.20)	3.01	2.14	2.15
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40	0.39	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.42	0.43	0.39	0.41	0.42	0.48
Net investment income (loss), net of waivers and reimbursements	0.94	1.45	1.37	1.68	1.81	1.61
Net investment income (loss), before waivers and reimbursements	0.92	1.42	1.37	1.67	1.79	1.53
Institutional Class net assets at end of year (in thousands)	$43,331	$68,095	$46,485	$118,401	$68,059	$47,965
Portfolio turnover rate (%)*	47	83	56	20	43	51

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	197

Financial Highlights

Ready Reserves Fund

	Class N
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2015		2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized gain	—		—		—		—		—		—
Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)*	0.00		0.01		0.01		0.01		0.01		0.01
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.09		0.07		0.10		0.14		0.14		0.24
Expenses, before waivers and reimbursements	0.68		0.62		0.62		0.62		0.62		0.61
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.01		0.01		0.01
Net investment income (loss), before waivers and reimbursements		(0.58)	(0.54)		(0.51)		(0.47)		(0.47)		(0.36)
Class N net assets at end of year (in thousands)	$1,346,543		$1,418,687		$1,411,733		$1,515,330		$1,271,746		$1,216,543

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

198	Semiannual Report	June 30, 2015

Financial Highlights

Macro Allocation Fund

	Class N
	(unaudited)
	Period Ended		Period Ended
	June 30,		December 31,	Periods Ended October 31,
	2015		2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$12.14		$13.07	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.04	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.49		(0.31)	0.76	1.59	1.24
Total from investment operations	0.49		(0.27)	0.78	1.64	1.35
Less distributions from:
Net investment income	—		0.66	0.09	0.11	0.07
Net realized gain	—		—	0.23	0.20	—
Total distributions	—		0.66	0.32	0.31	0.07
Net asset value, end of year	$12.63		$12.14	$13.07	$12.61	$11.28
Total return (%)*	4.04		(2.00)	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.24		1.35	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.24		1.38	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.39		1.46	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.06		2.06	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements		(0.09)	1.98	0.07	0.08	(0.36)
Class N net assets at end of year (in thousands)	$248,698		$150,778	$150,785	$97,498	$10,045
Portfolio turnover rate (%)*	3		17	59	10	40

	Class I
	(unaudited)
	Period Ended		Period Ended
	June 30,		December 31,	Periods Ended October 31,
	2015		2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$12.22		$13.15	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.05	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.49		(0.31)	0.78	1.60	1.22
Total from investment operations	0.51		(0.26)	0.82	1.67	1.38
Less distributions from:
Net investment income	—		0.67	0.10	0.12	0.07
Net realized gain	—		—	0.23	0.20	—
Total distributions	—		0.67	0.33	0.32	0.07
Net asset value, end of year	$12.73		$12.22	$13.15	$12.66	$11.31
Total return (%)*	4.17		(1.94)	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.95		1.07	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	0.96		1.10	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.11		1.10	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.36		2.33	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.21		2.33	0.27	0.45	(0.09)
Class I net assets at end of year (in thousands)	$1,050,975		$649,756	$617,531	$224,860	$23,095
Portfolio turnover rate (%)*	3		17	59	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2015	William Blair Funds	199

Financial Highlights

Macro Allocation Fund

	Institutional Class
	(unaudited)
	Period Ended	Period Ended	Periods Ended
	June 30,	December 31,	October 31,
	2015	2014(b)	2014	2013(a)
Net asset value, beginning of year	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.49	(0.31)	0.79	0.03
Total from investment operations	0.52	(0.26)	0.83	0.03
Less distributions from:
Net investment income	—	0.67	0.10	—
Net realized gain	—	—	0.23	—
Total distributions	—	0.67	0.33	—
Net asset value, end of year	$12.75	$12.23	$13.16	$12.66
Total return (%)*	4.25	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.87	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.88	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.88	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.42	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.42	2.54	0.32	(1.10)
Institutional Class net assets at end of year (in thousands)	$266,245	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	3	17	59	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

200	Semiannual Report	June 30, 2015

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served	During Past 5 Years	by Trustee	Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964[2]	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	25	Potbelly Corporation
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	25	AmericaFirst Quantitative Funds (5 portfolios)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because of their positions at William Blair & Company, L.L.C. (“William Blair”), the Trust’s investment adviser and principal underwriter. William Blair (a privately held company) is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	201

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served[1]	During Past 5 Years	by Trustee	Held by Trustee
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (66 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946[3]	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University, 2007 to 2014; prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Mr. Avedisian has served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) since September 2001. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.
(3)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Adviser who is also a trustee of the University of Chicago.

See accompanying Notes to Financial Statements.

202	Semiannual Report	June 30, 2015

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); Managing Partner, Singer Partners, LLC (2009-2011)

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C.

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C.

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair & Company, L.L.C.

See accompanying Notes to Financial Statements.

June 30, 2015	William Blair Funds	203

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years[2]

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012), Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C. (2006-2012 and since 2014); Partner, William Blair & Company, L.L.C. (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

(2)	William Blair & Company, L.L.C. (“William Blair”) (a privately held company) is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

See accompanying Notes to Financial Statements.

204	Semiannual Report	June 30, 2015

Renewal of the Management Agreement

On April 28, 2015, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (“WBC” or the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 28, 2015 meeting. Also on April 28, 2015, the Board approved the assignment and assumption of the Management Agreement and the Expense Limitation Agreement between the Trust, WBC and William Blair Investment Management, LLC (“WBIM”), a newly formed affiliate of WBC, pursuant to which WBIM would assume WBC’s obligations and duties under each of the Management Agreement and Expense Limitation Agreement. Effective July 1, 2015, the Management Agreement and Expense Limitation Agreement were transferred from WBC to WBIM.

In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 14, 17, 27 and 28, 2015, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Adviser, Lipper Inc. (“Lipper”) and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser managed the Funds and knowing the management fees. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Fund(s) they manage. The Board also considered the administrative

June 30, 2015	William Blair Funds	205

services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, the Adviser’s risk management activities, the compliance program and the Adviser’s expense limitations in place for a number of the Funds’ share classes. The Board noted that the Adviser pays the compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of the Class N shares of each Fund (except for Institutional International Equity Fund and Institutional International Growth Fund, which do not have Class N shares) for the one-, three-, five- and ten-year periods ended December 31, 2014, as applicable, along with annualized total return information for a performance peer universe of funds provided by Lipper and one or more benchmark securities indexes. The Lipper performance peer universe for each Fund included funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was below the average of its Lipper performance peer universe and the total return of the benchmarks (Russell 3000 Growth Index and S&P 500 Index) for the one-, three- and five year periods ended December 31, 2014, although the Fund had positive absolute total return for the periods reviewed. The Board considered the Adviser’s view that the Fund’s relative underperformance was due primarily to market conditions not favoring the Adviser’s investment style for the Fund during the three- and five-year periods, particularly in 2011 and 2014 when the market favored lower growth and high dividend paying stocks. The Board also considered five-year rolling returns from December 31, 1992 that indicated that the strategy typically underperforms in what the Adviser categorizes as “speculative up markets,” similar to market conditions since 2009.

Large Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-, three- and five-year periods ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (Russell 1000 Growth Index) for the one- and three-year periods and underperformed the benchmark index for the five-year period ended December 31, 2014.

Large Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Lipper performance peer universe and the benchmark (Russell 1000 Value Index) for the one- and three-year periods ended December 31, 2014, although the Fund had positive absolute total return for the periods reviewed. The Board considered the Adviser’s view that the Fund’s relative underperformance for the three-year period was due primarily to market conditions not favoring the Adviser’s investment style, particularly the Adviser’s underweight to low volatility stocks in the Fund and to stock selection.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-year period and below the average of its Lipper performance peer universe for the three- and five-year periods ended December 31, 2014. The Board also considered that the Fund underperformed the benchmark (Russell Midcap Growth Index) for the one-, three- and five-year periods ended December 31, 2014, although the Fund had positive absolute total return for the periods reviewed. The Board considered the Adviser’s view that the Fund’s relative underperformance was due primarily to market conditions not favoring the Adviser’s investment style for the Fund during the three- and five-year periods and to stock selection.

Mid Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-year period and below the average of its Lipper performance peer universe for the three-year period ended December 31, 2014. The Board also considered that the Fund underperformed the benchmark (Russell Midcap Value Index) for the one- and three-year periods ended December 31, 2014, although the Fund had positive absolute total returns for the periods reviewed. The Board considered the Adviser’s view that the Fund’s relative underperformance for the three-year period was due primarily to market conditions not favoring the Adviser’s investment style for the Fund, particularly the Adviser’s “quality bias” (as described in the prospectus) for the Fund and to stock selection.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-, three- and five-year periods ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (Russell 2500 Growth Index) for the one-year period and underperformed the benchmark index for the three- and five-year periods ended December 31, 2014.

Small-Mid Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-year period and below the average of its Lipper performance peer universe for the three-year period ended December 31, 2014. The Board also considered that the Fund underperformed the benchmark (Russell 2500 Value Index)

206	Semiannual Report	June 30, 2015

for the one- and three-year periods ended December 31, 2014, although the Fund had positive absolute total returns for the periods reviewed. The Board considered the Adviser’s view that the Fund’s relative underperformance for the three-year period was due primarily to market conditions not favoring the Adviser’s investment style for the Fund, particularly the Adviser’s “quality bias” (as described in the prospectus) for the Fund and to stock selection.

Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one- and three-year periods and below the average for the five-year period ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (Russell 2000 Growth Index) for the three-year period and underperformed the benchmark index for the one- and five-year periods ended December 31, 2014.

Small Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-year period and in line with the average of its Lipper performance peer universe for the three- and five-year periods ended December 31, 2014, but just below the median of its Lipper performance peer universe over the periods reviewed. The Board also considered that the Fund outperformed the benchmark (Russell 2000 Value Index) for the one- and five-year periods and underperformed the benchmark index for the three-year period ended December 31, 2014. The Board considered the Adviser’s view that the Fund’s relative underperformance was due primarily to style headwinds and stock selection in certain periods.

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one- and five-year periods and below the average of its Lipper performance peer universe for the three-year period ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World IMI (net) Index) for the five-year period and underperformed the benchmark index for the one- and three-year periods ended December 31, 2014.

Global Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-year period ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Small Cap (net) Index) for the one-year period ended December 31, 2014.

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-year period ended December 31, 2014.

International Equity Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI World Ex-U.S. (net) Index) for the one-, three- and five-year periods ended December 31, 2014.

Institutional International Equity Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI World Ex-U.S. (net) Index) for the one-, three- and five-year periods ended December 31, 2014.

International Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2014.

Institutional International Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2014.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Lipper performance peer universe for the one-, three- and five-year periods ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the three- and five-year periods and underperformed the benchmark index for the one-year period ended December 31, 2014. The Board considered the Adviser’s view that the Fund’s relative underperformance was due primarily to market conditions not favoring the Adviser’s investment style for the Fund in 2014, particularly the Adviser’s “quality bias” (as described in the Fund’s prospectus). The Board considered that the Fund had positive absolute total return for the three- and five-year periods.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI Emerging Markets (net) Index) for the one- and three-year periods ended December 31, 2014.

June 30, 2015	William Blair Funds	207

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI Emerging Markets IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2014.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one- and three-year periods ended December 31, 2014.

Bond Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the three- and five-year periods and below the average of its Lipper performance peer universe for the one-year period ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (Barclays U.S. Aggregate Bond Index) for the three- and five-year periods and underperformed the benchmark index for the one-year period ended December 31, 2014.

Income Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one-, three- and five-year periods ended December 31, 2014. The Board also considered that the Fund outperformed the benchmark (Barclays Intermediate Government/Credit Bond Index) for the three- and five-year periods and underperformed the benchmark index for the one-year period ended December 31, 2014.

Low Duration Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe and the benchmark (Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index) for the one-, three- and five-year periods ended December 31, 2014.

Ready Reserves Fund. The Board considered that the Fund’s total return was in line with the average of its Lipper performance peer universe for the one-, three- and five-year periods ended December 31, 2014.

Macro Allocation Fund. The Board considered that the Fund’s total return was above the average of its Lipper performance peer universe for the one- and three-year periods ended December 31, 2014. The Board also considered that the Fund outperformed the custom benchmark (Macro Allocation Blended Index) for the three-year period and underperformed the custom benchmark for the one-year period ended December 31, 2014.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that, at times, relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations and concluded that the Adviser’s services benefitted the Funds.

Fees and Expenses. Class N and Class I shares. The Board reviewed each Fund’s management fee and expense ratios for Class N and Class I shares and reviewed information comparing the management fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Lipper for Class N and Class I shares of each Fund. The Lipper expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Lipper Expense Group”) consisted of a group of retail no-load funds with a similar investment style and asset size as classified by Lipper. The Lipper expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Lipper Expense Group and other retail no-load funds with an investment style as classified by Lipper similar to the Fund’s. In considering the Lipper information, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund, the Ready Reserves Fund and the Macro Allocation Fund were at or below the average contractual management fee of their Class N and Class I Lipper Expense Group. The Board also noted that the contractual management fees for the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Mid-Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Equity Fund, the International Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual management fee of their Class N and Class I Lipper Expense Group. The Board considered that the Adviser proposed to contractually reduce its management fee effective May 1, 2015 for the International Growth Fund to 1.10% of the first $250 million of average daily net assets, plus 1.00% of the next $2.25 billion of average daily net assets, plus 0.975% of the next $2.5 billion of average daily net assets from 1.10% of the first $250 million of average daily net assets, plus 1.00% of the next $4.75 billion of average daily net assets. The Board also considered that the Fund was currently closed to new investments, as disclosed in the Fund’s prospectus. The Board considered that the Fund’s management fee schedule had additional breakpoints at $5 billion, $10 billion and $15 billion of average daily net assets. The Board noted that, after giving effect to the management fee reduction for the International Growth Fund, the Fund’s contractual management fee would be above the average contractual management fee of its Class N and Class I Lipper Expense Group.

208	Semiannual Report	June 30, 2015

Institutional shares.1 The Board reviewed each Fund’s management fee and expense ratio for institutional shares and reviewed information comparing the management fee and expense ratio to those of an expense peer group and an expense peer universe of funds provided by Lipper for institutional shares of each Fund. The Lipper expense peer group for institutional shares of each Fund (“Institutional Lipper Expense Group”) consisted of a group of institutional funds with a similar investment style and asset size as classified by Lipper. The Lipper expense peer universe for institutional shares of each Fund consisted of the Fund’s Institutional Lipper Expense Group and other institutional funds with an investment style as classified by Lipper similar to the Fund’s. In considering the Lipper information, the Board noted that the contractual management fees for the Bond Fund and the Low Duration Fund were below the average contractual management fee of their Institutional Lipper Expense Group. The Board also noted that the contractual management fees for the Global Leaders Fund, the International Leaders Fund, the Institutional International Equity Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund and the Macro Allocation Fund were above the average contractual management fee of their Institutional Lipper Expense Group.

The Board noted the contractual expense limitations in place for all of the Funds, except the Growth Fund, the Institutional International Growth Fund and the Ready Reserves Fund, and considered the management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2014, noting that, for the Large Cap Value Fund, the Mid Cap Value Fund and the Small-Mid Cap Value Fund, the Adviser waived its entire management fee for each Fund and reimbursed other expenses to each Fund. The Board also considered that the Adviser had proposed to continue to contractually limit operating expenses until April 30, 2016 for the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Macro Allocation Fund. For the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small Mid Cap Value Fund, the Global Leaders Fund, the International Leaders Fund and the International Equity Fund, the Board also considered that the Adviser proposed to set the expense limitation at a lower expense ratio. The Board also considered that the Adviser intended to continue to voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund to maintain a positive yield for the Fund.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statement that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s view that the resources required for the Adviser’s fundamental investment process and the liquidity constraints of some of the markets in which the Adviser seeks to invest (other than for the Large Cap Growth Fund and Large Cap Value Fund) may subject the Funds to capacity constraints which limit the Adviser’s ability to achieve economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the management fee schedule, including the proposed breakpoint changes for the International Growth Fund, the expense limitations in place for all but two of the Funds and each Fund’s total and net expense ratios, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

[1]	Institutional Class shares have been established and designated for the Global Small Cap Growth Fund, but none are currently outstanding.

June 30, 2015	William Blair Funds	209

Other Benefits to the Adviser. The Board considered benefits derived by the Adviser from its relationship with the Funds, including (1) non-management fee revenue from the Funds in the form of shareholder administration fees (which the Board noted that the Adviser was currently waiving), service fees and/or distribution fees and the payment of some of those revenues to third parties, (2) soft dollars, which pertain primarily to the Funds investing in equity securities, and (3) favorable media coverage. The Board determined that the management fee was reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

210	Semiannual Report	June 30, 2015

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2014 (in thousands):

Fund	Capital Gain Dividend
Growth	$121,860
Large Cap Growth	4,759
Large Cap Value	382
Mid Cap Growth	48,240
Mid Cap Value	465
Small-Mid Cap Growth	68,782
Small-Mid Cap Value	288
Small Cap Growth	81,991
Small Cap Value	19,782
Global Leaders	258
Global Small Cap Growth	1,221
International Leaders	9
Institutional International Growth	186,607
International Small Cap Growth	88,688
Emerging Markets Leaders	2,645
Emerging Markets Growth	51,882
Emerging Markets Small Cap Growth	10,816
Bond	5

June 30, 2015	William Blair Funds	211

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund, the Institutional International Equity Fund, and the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2015 to June 30, 2015.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

212	Semiannual Report	June 30, 2015

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	1/1/2015	6/30/2015	the Period (a)	Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,030.26	$5.84	1.16%
Class N-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Class I-actual return	$1,000.00	$1,031.88	$4.43	0.88
Class I-hypothetical 5% return	$1,000.00	$1,045.64	$4.46	0.88
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,057.36	$5.53	1.08
Class N-hypothetical 5% return	$1,000.00	$1,044.63	$5.49	1.08
Class I-actual return	$1,000.00	$1,059.04	$4.25	0.83
Class I-hypothetical 5% return	$1,000.00	$1,045.87	$4.23	0.83
Large Cap Value Fund
Class N-actual return	$1,000.00	$ 990.31	$5.35	1.08
Class N-hypothetical 5% return	$1,000.00	$1,044.63	$5.49	1.08
Class I-actual return	$1,000.00	$ 991.06	$4.11	0.83
Class I-hypothetical 5% return	$1,000.00	$1,045.87	$4.23	0.83
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,046.48	$6.77	1.33
Class N-hypothetical 5% return	$1,000.00	$1,043.39	$6.76	1.33
Class I-actual return	$1,000.00	$1,047.10	$5.50	1.08
Class I-hypothetical 5% return	$1,000.00	$1,044.63	$5.49	1.08
Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,023.29	$6.69	1.33
Class N-hypothetical 5% return	$1,000.00	$1,043.39	$6.76	1.33
Class I-actual return	$1,000.00	$1,025.62	$5.44	1.08
Class I-hypothetical 5% return	$1,000.00	$1,044.63	$5.49	1.08
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,089.21	$6.99	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,090.39	$5.70	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,019.08	$6.93	1.38
Class N-hypothetical 5% return	$1,000.00	$1,043.14	$7.01	1.38
Class I-actual return	$1,000.00	$1,020.54	$5.68	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.38	$5.74	1.13
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,032.80	$7.56	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,034.04	$6.30	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,007.32	$7.47	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,008.81	$6.23	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$1,048.14	$7.21	1.42
Class N-hypothetical 5% return	$1,000.00	$1,042.96	$7.19	1.42
Class I-actual return	$1,000.00	$1,048.95	$5.79	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.35	$5.78	1.14
Institutional Class-actual return	$1,000.00	$1,049.79	$5.41	1.07
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.07
Global Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,095.90	$8.57	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.82	$8.35	1.65
Class I-actual return	$1,000.00	$1,097.06	$6.55	1.26
Class I-hypothetical 5% return	$1,000.00	$1,043.75	$6.38	1.26

June 30, 2015	William Blair Funds	213

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	1/1/2015	6/30/2015	the Period (a)	Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,076.73	$6.54	1.27
Class N-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.27
Class I-actual return	$1,000.00	$1,077.55	$5.82	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.40	$5.73	1.13
Institutional Class-actual return	$1,000.00	$1,078.43	$5.24	1.02
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.02
International Equity Fund
Class N-actual return	$1,000.00	$1,063.23	$6.82	1.33
Class N-hypothetical 5% return	$1,000.00	$1,043.39	$6.76	1.33
Class I-actual return	$1,000.00	$1,064.70	$5.55	1.08
Class I-hypothetical 5% return	$1,000.00	$1,044.63	$5.49	1.08
Institutional International Equity Fund
Institutional Class-actual return	$1,000.00	$1,065.78	$5.12	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
International Growth Fund
Class N-actual return	$1,000.00	$1,060.22	$7.25	1.42
Class N-hypothetical 5% return	$1,000.00	$1,042.96	$7.19	1.42
Class I-actual return	$1,000.00	$1,061.58	$5.83	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.35	$5.78	1.14
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,061.60	$4.91	0.96
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.24	$4.87	0.96
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,069.27	$7.54	1.47
Class N-hypothetical 5% return	$1,000.00	$1,042.71	$7.45	1.47
Class I-actual return	$1,000.00	$1,070.08	$5.90	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Institutional Class-actual return	$1,000.00	$1,070.48	$5.54	1.08
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.64	$5.48	1.08
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,009.93	$7.92	1.59
Class N-hypothetical 5% return	$1,000.00	$1,042.12	$8.05	1.59
Class I-actual return	$1,000.00	$1,011.01	$6.38	1.28
Class I-hypothetical 5% return	$1,000.00	$1,043.65	$6.49	1.28
Institutional Class-actual return	$1,000.00	$1,011.03	$6.23	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,024.01	$7.38	1.47
Class N-hypothetical 5% return	$1,000.00	$1,041.71	$7.45	1.47
Class I-actual return	$1,000.00	$1,024.60	$6.17	1.23
Class I-hypothetical 5% return	$1,000.00	$1,043.90	$6.23	1.23
Institutional Class-actual return	$1,000.00	$1,025.97	$5.83	1.16
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,055.69	$8.41	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.82	$8.35	1.65
Class I-actual return	$1,000.00	$1,057.51	$6.58	1.29
Class I-hypothetical 5% return	$1,000.00	$1,043.60	$6.54	1.29
Institutional Class-actual return	$1,000.00	$1,057.47	$6.38	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,003.70	$3.08	0.62
Class N-hypothetical 5% return	$1,000.00	$1,046.93	$3.15	0.62
Class I-actual return	$1,000.00	$1,003.60	$1.99	0.40
Class I-hypothetical 5% return	$1,000.00	$1,048.02	$2.03	0.40
Institutional Class-actual return	$1,000.00	$1,004.00	$1.74	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35

214	Semiannual Report	June 30, 2015

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	1/1/2015	6/30/2015	the Period (a)	Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$1,006.38	$3.88	0.78
Class N-hypothetical 5% return	$1,000.00	$1,046.13	$3.96	0.78
Class I-actual return	$1,000.00	$1,007.60	$2.69	0.54
Class I-hypothetical 5% return	$1,000.00	$1,047.32	$2.74	0.54
Low Duration Fund
Class N-actual return	$1,000.00	$1,000.70	$2.88	0.58
Class N-hypothetical 5%	$1,000.00	$1,047.12	$2.94	0.58
Class I-actual return	$1,000.00	$1,002.60	$2.09	0.42
Class I-hypothetical 5%	$1,000.00	$1,047.92	$2.13	0.42
Institutional Class-actual return	$1,000.00	$1,001.67	$1.99	0.40
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.02	$2.03	0.40
Ready Reserves Fund
Class N-actual return	$1,000.00	$1,000.05	$0.35	0.09
Class N-hypothetical 5% return	$1,000.00	$1,049.65	$0.36	0.09
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,040.36	$6.27	1.24
Class N-hypothetical 5%	$1,000.00	$1,043.85	$6.28	1.24
Class I-actual return	$1,000.00	$1,041.73	$4.81	0.95
Class I-hypothetical 5%	$1,000.00	$1,045.29	$4.82	0.95
Institutional Class-actual return	$1,000.00	$1,042.52	$4.41	0.87
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.69	$4.41	0.87

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 181, and divided by 365 (to reflect the one-half year period).

June 30, 2015	William Blair Funds	215

BOARD OF TRUSTEES
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.
Thomas J. Skelly
Retired Managing Partner, Accenture
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Investment Adviser
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

216	Semiannual Report	June 30, 2015

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund	Global Small Cap Growth Fund	Income Fund
Large Cap Value Fund		Low Duration Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Mid Cap Value Fund	International Leaders Fund	MONEY MARKET
Small-Mid Cap Growth Fund	International Equity Fund	Ready Reserves Fund
Small-Mid Cap Value Fund	Institutional International Equity Fund
Small Cap Growth Fund	International Growth Fund	MULTI-ASSET AND
Small Cap Value Fund	Institutional International Growth Fund	ALTERNATIVE
	International Small Cap Growth Fund	Macro Allocation Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		222 West Adams Street
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 20, 2015

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: August 20, 2015